                                     Exhibit 99.1  Financial Statement Schedules


                     INDEX TO FINANCIAL STATEMENT SCHEDULES


CNL AMERICAN PROPERTIES FUND, INC.
     Report of Independent Accountants on Financial Statement Schedules      1
     Schedule II -- Valuation and Qualifying Accounts                        2
     Schedule III -- Real Estate and Accumulated Depreciation                3
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      17
     Schedule IV -- Mortgage Loans on Real Estate                           20
CNL INCOME FUND, LTD.
     Report of Independent Accountants on Financial Statement Schedules     22
     Schedule II -- Valuation and Qualifying Accounts                       24
     Schedule III -- Real Estate and Accumulated Depreciation               25
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      26
CNL INCOME FUND II, LTD.
     Report of Independent Accountants on Financial Statement Schedules     28
     Schedule II -- Valuation and Qualifying Accounts                       29
     Schedule III -- Real Estate and Accumulated Depreciation               30
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      35
     Schedule IV -- Mortgage Loans on Real Estate                           39
CNL INCOME FUND III, LTD.
     Report of Independent Accountants on Financial Statement Schedules     40
     Schedule II -- Valuation and Qualifying Accounts                       41
     Schedule III -- Real Estate and Accumulated Depreciation               42
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      47
     Schedule IV -- Mortgage Loans on Real Estate                           50
CNL INCOME FUND IV, LTD.
     Report of Independent Accountants on Financial Statement Schedules     51
     Schedule II -- Valuation and Qualifying Accounts                       52
     Schedule III -- Real Estate and Accumulated Depreciation               53
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      57
CNL INCOME FUND V, LTD.
     Report of Independent Accountants on Financial Statement Schedules     63
     Schedule II -- Valuation and Qualifying Accounts                       65
     Schedule III -- Real Estate and Accumulated Depreciation               66
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      68
     Schedule IV -- Mortgage Loans on Real Estate                           72

                                                                            Page
                                                                            ----
CNL Income Fund VI, Ltd.
     Report of Independent Accountants on Financial Statement Schedules      73
     Schedule II -- Valuation and Qualifying Accounts                        74
     Schedule III -- Real Estate and Accumulated Depreciation                75
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       80
CNL Income Fund VII, Ltd.
     Report of Independent Accountants on Financial Statement Schedules      85
     Schedule II -- Valuation and Qualifying Accounts                        86
     Schedule III -- Real Estate and Accumulated Depreciation                87
     Notes to Schedule III -- Real Estate and Accumulated Depreciation       91
     Schedule IV -- Mortgage Loans on Real Estate                            96
CNL Income Fund VIII, Ltd.
     Report of Independent Accountants on Financial Statement Schedules      97
     Schedule III -- Real Estate and Accumulated Depreciation                98
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      103
     Schedule IV -- Mortgage Loans on Real Estate                           105
CNL Income Fund IX, Ltd.
     Report of Independent Accountants on Financial Statement Schedules     106
     Schedule II -- Valuation and Qualifying Accounts                       107
     Schedule III -- Real Estate and Accumulated Depreciation               108
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      112
CNL Income Fund X, Ltd.
     Report of Independent Accountants on Financial Statement Schedules     115
     Schedule II -- Valuation and Qualifying Accounts                       116
     Schedule III -- Real Estate and Accumulated Depreciation               117
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      121
CNL Income Fund XI, Ltd.
     Report of Independent Accountants on Financial Statement Schedules     125
     Schedule III -- Real Estate and Accumulated Depreciation               126
     Notes to Schedule III -- Real Estate and Accumulated Depreciation      129

                                                                           Page

CNL Income Fund XII, Ltd.
     Report of Independent Accountants on Financial Statement Schedules    132
     Schedule II -- Valuation and Qualifying Accounts                      133
     Schedule III -- Real Estate and Accumulated Depreciation              134
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 139 CNL Income Fund XIII, Ltd.
     Report of Independent Accountants on Financial Statement Schedules    143
     Schedule II -- Valuation and Qualifying Accounts                      144
     Schedule III -- Real Estate and Accumulated Depreciation              144
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 149 CNL Income Fund XIV, Ltd.
     Report of Independent Accountants on Financial Statement Schedules    153
     Schedule III -- Real Estate and Accumulated Depreciation              154
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 159 CNL Income Fund XV, Ltd.
     Report of Independent Accountants on Financial Statement Schedules    163
     Schedule III -- Real Estate and Accumulated Depreciation              164
     Notes to Schedule III -- Real Estate and Accumulated Depreciation 168 CNL Income Fund XVI, Ltd.
     Report of Independent Accountants on Financial Statement Schedules    171
     Schedule II -- Valuation and Qualifying Accounts                      172
     Schedule III -- Real Estate and Accumulated Depreciation              173
     Notes to Schedule III -- Real Estate and Accumulated Depreciation     176

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Board of Directors
CNL American Properties Fund, Inc.

Our audits of the consolidated financial statements referred to in our report dated January 29, 1999, except for Note 17 for which the date is March 11, 1999 and Note 18 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 29, 1999

                      CNL AMERICAN PROPERTIES FUND, INC.
                               AND SUBSIDIARIES

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                  Years Ended December 31, 1998, 1997 and 1996

                                                     Additions                     Deductions
                                              ------------------------    --------------------------

                                 Balance at    Charged to   Charged to      Deemed                       Balance
                                 Beginning     Costs and      Other        Uncollec-        Collec-       at End
  Year        Description         of Year      Expenses     Accounts         tible            ted         of Year
========     =============       =========    ==========   ===========    ============     =========    ===========
  1996       Allowance for
             doubtful
             accounts (a)         $     --     $      --    $    2,857 (b)          -- (c)  $     --     $    2,857
                                 =========    ==========   ===========    ============     =========    ===========

  1997       Allowance for
             doubtful
             accounts (a)         $  2,857     $      --    $   97,745 (b)          -- (c)  $    638     $   99,964
                                 =========    ==========   ===========    ============     =========    ===========

  1998       Allowance for
             doubtful
             accounts (a)         $ 99,964     $ 636,614    $1,324,980 (b)          -- (c)  $  4,743     $2,056,815
                                 =========    ==========   ===========    ============     =========    ===========


     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                            Costs Capitalized
                                                                                                              Subsequent To
                                                                  Initial Cost                                 Acquisition
                                                     -------------------------------------------- ----------------------------------
                                            Encum-                              Buildings and          Improve-          Carrying
                                            rances         Land                  Improvements            ments            Costs
                                            -------- ------------------    ---------------------- -----------------   --------------
Properties the Company
     has invested in Under
     Operating Leases:

     Applebee's Restaurants:
           Antioch, Tennessee                 -            609,696                   770,331                 -                   -
           Clarksville, Tennessee             -            556,070                   983,010                 -                   -
           Columbia, Tennessee                -            625,868                   936,068                 -                   -
           Cookeville, Tennessee              -            489,867                 1,003,630                 -                   -
           Hendersonville, Tennessee          -            549,651                   966,628                 -                   -
           Hermitage, Tennessee               -            735,272                   827,474                 -                   -
           Hopkinsville, Kentucky             -            390,058                   943,019                 -                   -
           Lebanon, Tennessee                 -            568,168                   925,046                 -                   -
           Madison, Tennessee                 -            740,165                   835,996                 -                   -
           Montclair, California              -            874,094                         -           880,494                   -
           Salinas, California                -            786,475                         -                 -                   -

     Arby's Restaurants:
           Arab, Alabama                      -            230,720                   455,946                 -                   -
           Atlanta, Georgia                   -            648,459                         -           683,390                   -
           Avon, Indiana                      -            338,486                   497,282                 -                   -
           Canton, Georgia                    -            586,477                         -           604,508                   -
           Columbus, Ohio                     -            441,770                         -           621,014                   -
           Columbus, Ohio                     -            483,660                         -           459,387                   -
           Grand Rapids, Michigan (k)         -            289,183                         -                 -                   -
           Greensboro, North Carolina         -            363,478                   404,650                 -                   -
           Greenville, North Carolina         -            277,986                   490,143                 -                   -
           Jacksonville, Florida              -            463,047                         -           621,088                   -
           Jonesville, North Carolina         -            228,364                   539,764                 -                   -
           Kendallville, Indiana              -            276,567                   505,359                 -                   -
           Kernersville, North Carolina       -            273,325                   413,077                 -                   -
           Kinston, North Carolina            -            268,545                   485,160                 -                   -
           Lexington, North Carolina          -            320,924                   463,347                 -                   -
           Redford, Michigan                  -            402,516                         -           390,699                   -
           Vancouver, Washington              -            702,830                         -            13,611                   -
           Whitehall, Ohio                    -            512,258                         -           267,103                   -

     Bennigan's Restaurants:
           Arvada, Colorado                   -            714,194                 1,302,733                 -                   -
           Bedford, Texas                     -            768,333                         -                 -                   -
           Clearwater, Florida                -            900,038                         -                 -                   -
           Colorado Springs, Colorado         -            794,255                         -                 -                   -
           Englewood, Colorado                -            665,141                         -                 -                   -
           Englewood, New Jersey              -          1,460,179                   901,042                 -                   -
           Florham Park, New Jersey           -          1,077,645                         -                 -                   -
           Houston, Texas                     -            908,502                         -                 -                   -
           Jacksonville, Florida              -            779,387                         -                 -                   -
           Jacksonville, Florida              -            832,557                         -                 -                   -
           Mount Laurel, New Jersey           -          1,305,939                 1,030,685                 -                   -
           North Richland Hills, Texas        -            886,048                         -                 -                   -
           Ocala, Florida                     -            687,614                         -         1,064,050                   -
           Oklahoma City, Oklahoma            -            756,750                         -                 -                   -
           Orlando, Florida                   -          1,585,461                   874,143                 -                   -
           Pensacola, Florida                 -            692,093                         -                 -                   -
           Saint Louis Park, Minnesota        -            885,111                         -                 -                   -
           Tampa, Florida                     -            734,245                         -                 -                   -


                                                                           Gross Amount at Which
                                                                Carried at Close of Period (b) (m) (n) (o) (p)
                                               -------------------------------------------------------------------------------
                                                                               Buildings and
                                                         Land                   Improvements                   Total
                                               ------------------------   ------------------------    ------------------------
Properties the Company
     has invested in Under
     Operating Leases:

     Applebee's Restaurants:
           Antioch, Tennessee                                 609,696                    770,331                   1,380,027
           Clarksville, Tennessee                             556,070                    983,010                   1,539,080
           Columbia, Tennessee                                625,868                    936,068                   1,561,936
           Cookeville, Tennessee                              489,867                  1,003,630                   1,493,497
           Hendersonville, Tennessee                          549,651                    966,628                   1,516,279
           Hermitage, Tennessee                               735,272                    827,474                   1,562,746
           Hopkinsville, Kentucky                             390,058                    943,019                   1,333,077
           Lebanon, Tennessee                                 568,168                    925,046                   1,493,214
           Madison, Tennessee                                 740,165                    835,996                   1,576,161
           Montclair, California                              874,094                    880,494                   1,754,588
           Salinas, California                                786,475                         (g)                    786,475

     Arby's Restaurants:
           Arab, Alabama                                      230,720                    455,946                     686,666
           Atlanta, Georgia                                   648,459                    683,390                   1,331,849
           Avon, Indiana                                      338,486                    497,282                     835,768
           Canton, Georgia                                    586,477                    604,508                   1,190,985
           Columbus, Ohio                                     441,770                    621,014                   1,062,784
           Columbus, Ohio                                     483,660                    459,387                     943,047
           Grand Rapids, Michigan (k)                         289,183                         (g)                    289,183
           Greensboro, North Carolina                         363,478                    404,650                     768,128
           Greenville, North Carolina                         277,986                    490,143                     768,129
           Jacksonville, Florida                              463,047                    621,088                   1,084,135
           Jonesville, North Carolina                         228,364                    539,764                     768,128
           Kendallville, Indiana                              276,567                    505,359                     781,926
           Kernersville, North Carolina                       273,325                    413,077                     686,402
           Kinston, North Carolina                            268,545                    485,160                     753,705
           Lexington, North Carolina                          320,924                    463,347                     784,271
           Redford, Michigan                                  402,516                    390,699                     793,215
           Vancouver, Washington                              702,830                     13,611                     716,441
           Whitehall, Ohio                                    512,258                    267,103                     779,361

     Bennigan's Restaurants:
           Arvada, Colorado                                   714,194                  1,302,733                   2,016,927
           Bedford, Texas                                     768,333                         (g)                    768,333
           Clearwater, Florida                                900,038                         (g)                    900,038
           Colorado Springs, Colorado                         794,255                         (g)                    794,255
           Englewood, Colorado                                665,141                         (g)                    665,141
           Englewood, New Jersey                            1,460,179                    901,042                   2,361,221
           Florham Park, New Jersey                         1,077,645                         (g)                  1,077,645
           Houston, Texas                                     908,502                         (g)                    908,502
           Jacksonville, Florida                              779,387                         (g)                    779,387
           Jacksonville, Florida                              832,557                         (g)                    832,557
           Mount Laurel, New Jersey                         1,305,939                  1,030,685                   2,336,624
           North Richland Hills, Texas                        886,048                         (g)                    886,048
           Ocala, Florida                                     687,614                  1,064,050                   1,751,664
           Oklahoma City, Oklahoma                            756,750                         (g)                    756,750
           Orlando, Florida                                 1,585,461                    874,143                   2,459,604
           Pensacola, Florida                                 692,093                         (g)                    692,093
           Saint Louis Park, Minnesota                        885,111                         (g)                    885,111
           Tampa, Florida                                     734,245                         (g)                    734,245

                                                                                                        Life on Which
                                                                                                       Depreciation in
                                                                        Date                            Latest Income
                                                   Accumulated        of Con-         Date              Statement is
                                                  Depreciation        struction      Acquired             Computed
                                              --------------------  ------------  -------------    ------------------------
Properties the Company
     has invested in Under
     Operating Leases:

     Applebee's Restaurants:
           Antioch, Tennessee                              9,093      1991          08/98                   (e)
           Clarksville, Tennessee                         11,603      1995          08/98                   (e)
           Columbia, Tennessee                            11,049      1996          08/98                   (e)
           Cookeville, Tennessee                          11,847      1993          08/98                   (e)
           Hendersonville, Tennessee                      11,410      1994          08/98                   (e)
           Hermitage, Tennessee                            9,767      1992          08/98                   (e)
           Hopkinsville, Kentucky                         11,131      1997          08/98                   (e)
           Lebanon, Tennessee                             10,919      1998          08/98                   (e)
           Madison, Tennessee                              9,868      1995          08/98                   (e)
           Montclair, California                          30,362      1997          08/96                   (e)
           Salinas, California                                (h)     1997          09/96                   (h)

     Arby's Restaurants:
           Arab, Alabama                                   8,973      1988          05/98                   (e)
           Atlanta, Georgia                                9,315      1998          04/98                   (e)
           Avon, Indiana                                  37,921      1996          09/96                   (e)
           Canton, Georgia                                   939      1998          08/98                   (e)
           Columbus, Ohio                                  9,542      1998          04/98                   (e)
           Columbus, Ohio                                     (c)      (d)          09/98                   (c)
           Grand Rapids, Michigan (k)                         (h)     1995          08/95                   (h)
           Greensboro, North Carolina                     19,004      1990          08/97                   (e)
           Greenville, North Carolina                     23,019      1995          08/97                   (e)
           Jacksonville, Florida                          12,327      1998          02/98                   (e)
           Jonesville, North Carolina                     25,349      1995          08/97                   (e)
           Kendallville, Indiana                          41,767      1995          07/96                   (e)
           Kernersville, North Carolina                   19,400      1994          08/97                   (e)
           Kinston, North Carolina                        22,785      1995          08/97                   (e)
           Lexington, North Carolina                      22,607      1992          07/97                   (e)
           Redford, Michigan                                  (c)      (d)          09/98                   (c)
           Vancouver, Washington                              (c)      (d)          12/98                   (c)
           Whitehall, Ohio                                   756      1998          09/98                   (e)

     Bennigan's Restaurants:
           Arvada, Colorado                               75,963      1997          04/97                   (e)
           Bedford, Texas                                     (h)     1986          06/98                   (h)
           Clearwater, Florida                                (h)     1979          06/98                   (h)
           Colorado Springs, Colorado                         (h)     1979          06/98                   (h)
           Englewood, Colorado                                (h)     1984          06/98                   (h)
           Englewood, New Jersey                          16,313      1982          06/98                   (e)
           Florham Park, New Jersey                           (h)     1983          06/98                   (h)
           Houston, Texas                                     (h)     1979          06/98                   (h)
           Jacksonville, Florida                              (h)     1983          06/98                   (h)
           Jacksonville, Florida                              (h)     1981          06/98                   (h)
           Mount Laurel, New Jersey                       18,661      1982          06/98                   (e)
           North Richland Hills, Texas                        (h)     1979          06/98                   (h)
           Ocala, Florida                                     (c)      (d)          09/98                   (c)
           Oklahoma City, Oklahoma                            (h)     1986          06/98                   (h)
           Orlando, Florida                               15,826      1978          06/98                   (e)
           Pensacola, Florida                                 (h)     1983          06/98                   (h)
           Saint Louis Park, Minnesota                        (h)     1976          06/98                   (h)
           Tampa, Florida                                     (h)     1980          06/98                   (h)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                            Costs Capitalized
                                                                                                              Subsequent To
                                                                  Initial Cost                                 Acquisition
                                                     -------------------------------------------- ----------------------------------
                                            Encum-                              Buildings and          Improve-           Carrying
                                            rances         Land                  Improvements            ments              Costs
                                            -------  ------------------    ---------------------- -----------------   --------------
           Woodridge, Illinois                -            789,680                         -                 -                   -


                                                                          Gross Amount at Which
                                                                Carried at Close of Period (b) (m) (n) (o) (p)
                                               -------------------------------------------------------------------------------
                                                                               Buildings and
                                                        Land                    Improvements                   Total
                                               ------------------------   ------------------------    ------------------------
           Woodridge, Illinois                                789,680                         (g)                    789,680

                                                                                                    Life on Which
                                                                                                   Depreciation in
                                                                        Date                        Latest Income
                                                   Accumulated        of Con-         Date          Statement is
                                                   Depreciation      struction      Acquired           Computed
                                                -----------------  ------------   -------------  ------------------
           Woodridge, Illinois                          (h)             1987          12/98               (h)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                            Costs Capitalized
                                                                                                              Subsequent To
                                                                  Initial Cost                                 Acquisition
                                                     -------------------------------------------- ----------------------------------
                                            Encum-                              Buildings and          Improve-           Carrying
                                            rances         Land                  Improvements            ments              Costs
                                           -------- -------------------    ---------------------- -----------------   --------------
     Big Boy Restaurants:
           Benton Harbor, Michigan            -            168,548                         -           715,504                   -
           Mansfield, Ohio                    -            366,727                         -           618,096                   -
           Saint Clairsville, Ohio            -            437,235                         -           609,391                   -

     Black-eyed Pea Restaurants:
           Glendale, Arizona                  -            746,437                         -           501,072                   -
           Grapevine, Texas                   -            883,196                         -           108,843                   -
           Herndon, Virginia                  -            362,141                   989,635                 -                   -
           Hillsboro, Texas                   -            404,155                         -                 -                   -
           Killeen, Texas                     -            447,582                         -            17,358                   -
           McKinney, Texas                    -            758,796                         -            13,869                   -
           Mesa, Arizona                      -            784,939                         -                 -                   -
           Mesa, Arizona                      -            788,311                         -            10,933                   -
           Norman, Oklahoma                   -            527,388                         -           166,992                   -

     Boston Market Restaurants:
           Atlanta, Georgia                   -            774,448                         -           507,587                   -
           Baltimore, Maryland                -            585,818                         -           866,641                   -
           Cedar Park, Texas                  -            569,782                         -           294,878                   -
           Chanhassen, Minnesota              -            376,929                   639,875                 -                   -
           Collinsville, Illinois             -            507,544                         -           328,353                   -
           Columbus, Ohio                     -            353,608                   606,470                 -                   -
           Corvallis, Oregon                  -            365,784                         -           605,763                   -
           Edgewater, Colorado (o)            -            320,463                   627,371                 -                   -
           Ellisville, Missouri               -            396,377                         -           681,847                   -
           Florissant, Missouri               -            705,522                         -           626,845                   -
           Gambrills, Maryland                -            667,992                         -           661,776                   -
           Glendale, Arizona                  -            566,562                   403,730                 -                   -
           Golden Valley, Minnesota           -            665,422                         -           481,311                   -
           Hoover, Alabama                    -            493,536                   619,786                 -                   -
           Indianapolis, Indiana              -            885,567                         -           648,755                   -
           Jessup, Maryland (n)               -            631,336                         -           675,111                   -
           Lansing, Michigan                  -            515,827                         -           572,706                   -
           LaQuinta, California               -            688,147                         -           351,810                   -
           Liberty, Missouri                  -            469,041                         -           336,295                   -
           Newport News, Virginia             -            473,596                   586,377                 -                   -
           Riverdale, Maryland                -            526,092                         -           504,483                   -
           Rockwall, Texas                    -            528,118                         -           340,297                   -
           Saint Joseph, Missouri             -            378,786                         -           388,489                   -
           San Antonio, Texas                 -            482,361                         -           316,135                   -
           Stafford, Texas                    -            448,185                   681,598                 -                   -
           Taylorsville, Utah                 -            889,562                         -           487,475                   -
           Upland, California                 -            788,248                   209,449                 -                   -
           Vacaville, California              -            751,576                         -           757,026                   -
           Waldorf, Maryland                  -            651,867                         -           775,634                   -
           Warwick, Rhode Island              -            234,685                   589,367                 -                   -

     Burger King Restaurants:
           Atlanta, Georgia                   -            394,422                         -                 -                   -
           Burbank, Illinois                  -            543,095                         -           620,617                   -
           Chattanooga, Tennessee             -            680,192                         -           575,426                   -
           Chattanooga, Tennessee             -            769,842                         -           411,012                   -
           Chicago, Illinois                  -            917,717                         -           784,590                   -
           Highland, Indiana                  -            672,815                         -           621,133                   -
           Kent, Ohio                         -            233,468                   689,696                 -                   -
           Oak Lawn, Illinois                 -          1,211,346                         -           829,339                   -



                                                                           Gross Amount at Which
                                                                Carried at Close of Period (b) (m) (n) (o) (p)
                                               -------------------------------------------------------------------------------
                                                                               Buildings and
                                                        Land                    Improvements                   Total
                                               ------------------------   ------------------------    ------------------------
     Big Boy Restaurants:
           Benton Harbor, Michigan                            168,548                    715,504                     884,052
           Mansfield, Ohio                                    366,727                    618,096                     984,823
           Saint Clairsville, Ohio                            437,235                    609,391                   1,046,626

     Black-eyed Pea Restaurants:
           Glendale, Arizona                                  746,437                    501,072                   1,247,509
           Grapevine, Texas                                   883,196                    108,843                     992,039
           Herndon, Virginia                                  362,141                    989,635                   1,351,776
           Hillsboro, Texas                                   404,155                         (g)                    404,155
           Killeen, Texas                                     447,582                     17,358                     464,940
           McKinney, Texas                                    758,796                     13,869                     772,665
           Mesa, Arizona                                      784,939                         (g)                    784,939
           Mesa, Arizona                                      788,311                     10,933                     799,244
           Norman, Oklahoma                                   527,388                    166,992                     694,380

     Boston Market Restaurants:
           Atlanta, Georgia                                   774,448                    507,587                   1,282,035
           Baltimore, Maryland                                585,818                    866,641                   1,452,459
           Cedar Park, Texas                                  569,782                    294,878                     864,660
           Chanhassen, Minnesota                              376,929                    639,875                   1,016,804
           Collinsville, Illinois                             507,544                    328,353                     835,897
           Columbus, Ohio                                     353,608                    606,470                     960,078
           Corvallis, Oregon                                  365,784                    605,763                     971,547
           Edgewater, Colorado (o)                            320,463                    627,371                     947,834
           Ellisville, Missouri                               396,377                    681,847                   1,078,224
           Florissant, Missouri                               705,522                    626,845                   1,332,367
           Gambrills, Maryland                                667,992                    661,776                   1,329,768
           Glendale, Arizona                                  566,562                    403,730                     970,292
           Golden Valley, Minnesota                           665,422                    481,311                   1,146,733
           Hoover, Alabama                                    493,536                    619,786                   1,113,322
           Indianapolis, Indiana                              885,567                    648,755                   1,534,322
           Jessup, Maryland (n)                               631,336                    675,111                   1,306,447
           Lansing, Michigan                                  515,827                    572,706                   1,088,533
           LaQuinta, California                               688,147                    351,810                   1,039,957
           Liberty, Missouri                                  469,041                    336,295                     805,336
           Newport News, Virginia                             473,596                    586,377                   1,059,973
           Riverdale, Maryland                                526,092                    504,483                   1,030,575
           Rockwall, Texas                                    528,118                    340,297                     868,415
           Saint Joseph, Missouri                             378,786                    388,489                     767,275
           San Antonio, Texas                                 482,361                    316,135                     798,496
           Stafford, Texas                                    448,185                    681,598                   1,129,783
           Taylorsville, Utah                                 889,562                    487,475                   1,377,037
           Upland, California                                 788,248                    209,449                     997,697
           Vacaville, California                              751,576                    757,026                   1,508,602
           Waldorf, Maryland                                  651,867                    775,634                   1,427,501
           Warwick, Rhode Island                              234,685                    589,367                     824,052

     Burger King Restaurants:
           Atlanta, Georgia                                   394,422                         (g)                    394,422
           Burbank, Illinois                                  543,095                    620,617                   1,163,712
           Chattanooga, Tennessee                             680,192                    575,426                   1,255,618
           Chattanooga, Tennessee                             769,842                    411,012                   1,180,854
           Chicago, Illinois                                  917,717                    784,590                   1,702,307
           Highland, Indiana                                  672,815                    621,133                   1,293,948
           Kent, Ohio                                         233,468                    689,696                     923,164
           Oak Lawn, Illinois                               1,211,346                    829,339                   2,040,685


                                                                                              Life on Which
                                                                                             Depreciation in
                                                                Date                          Latest Income
                                              Accumulated      of Con-        Date             Statement is
                                              Depreciation    struction     Acquired             Computed
                                            ---------------  ------------  -------------    ------------------------
     Big Boy Restaurants:
           Benton Harbor, Michigan                     (c)      (d)          12/98                   (c)
           Mansfield, Ohio                             (c)      (d)          12/98                   (c)
           Saint Clairsville, Ohio                     (c)      (d)          12/98                   (c)

     Black-eyed Pea Restaurants:
           Glendale, Arizona                           (c)      (d)          08/98                   (c)
           Grapevine, Texas                            (c)      (d)          12/98                   (c)
           Herndon, Virginia                       15,387      1996          07/98                   (e)
           Hillsboro, Texas                            (h)     1996          06/96                   (h)
           Killeen, Texas                              (c)      (d)          12/98                   (c)
           McKinney, Texas                             (c)      (d)          12/98                   (c)
           Mesa, Arizona                               (h)     1994          09/97                   (h)
           Mesa, Arizona                               (c)      (d)          11/98                   (c)
           Norman, Oklahoma                            (c)      (d)          11/98                   (c)

     Boston Market Restaurants:
           Atlanta, Georgia                        28,902      1997          12/96                   (e)
           Baltimore, Maryland                     39,513      1997          05/97                   (e)
           Cedar Park, Texas                       14,067      1997          04/97                   (e)
           Chanhassen, Minnesota                   67,201      1995          11/95                   (e)
           Collinsville, Illinois                  16,080      1997          04/97                   (e)
           Columbus, Ohio                          14,295      1997          05/98                   (e)
           Corvallis, Oregon                       45,197      1996          07/96                   (e)
           Edgewater, Colorado (o)                 28,604      1997          08/97                   (e)
           Ellisville, Missouri                    52,924      1996          06/96                   (e)
           Florissant, Missouri                    41,961      1996          09/96                   (e)
           Gambrills, Maryland                     29,750      1997          05/97                   (e)
           Glendale, Arizona                       10,508      1997          04/98                   (e)
           Golden Valley, Minnesota                36,175      1996          06/96                   (e)
           Hoover, Alabama                         27,296      1997          09/97                   (e)
           Indianapolis, Indiana                   28,750      1997          04/97                   (e)
           Jessup, Maryland (n)                    33,062      1997          05/97                   (e)
           Lansing, Michigan                       23,850      1997          05/97                   (e)
           LaQuinta, California                    24,106      1996          09/96                   (e)
           Liberty, Missouri                       15,345      1997          04/97                   (e)
           Newport News, Virginia                  28,556      1997          07/97                   (e)
           Riverdale, Maryland                     20,778      1997          05/97                   (e)
           Rockwall, Texas                         24,738      1996          07/96                   (e)
           Saint Joseph, Missouri                  26,431      1996          12/96                   (e)
           San Antonio, Texas                      13,345      1997          04/97                   (e)
           Stafford, Texas                         34,064      1997          07/97                   (e)
           Taylorsville, Utah                      25,386      1997          04/97                   (e)
           Upland, California                      16,619      1996          07/96                   (e)
           Vacaville, California                   37,074      1997          05/97                   (e)
           Waldorf, Maryland                       37,985      1997          05/97                   (e)
           Warwick, Rhode Island                   15,291      1994          04/98                   (e)

     Burger King Restaurants:
           Atlanta, Georgia                            (h)     1998          06/98                   (h)
           Burbank, Illinois                       49,649      1996          03/96                   (e)
           Chattanooga, Tennessee                  31,584      1997          12/96                   (e)
           Chattanooga, Tennessee                  21,812      1997          02/97                   (e)
           Chicago, Illinois                       48,061      1996          10/96                   (e)
           Highland, Indiana                       49,180      1996          04/96                   (e)
           Kent, Ohio                              43,822      1970          02/97                   (e)
           Oak Lawn, Illinois                      63,242      1996          03/96                   (e)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                            Costs Capitalized
                                                                                                              Subsequent To
                                                                  Initial Cost                                 Acquisition
                                                     -------------------------------------------- ----------------------------------
                                            Encum-                              Buildings and          Improve-           Carrying
                                            rances         Land                  Improvements            ments              Costs
                                           -------- -------------------    ---------------------- -----------------   --------------
           Ooltewah, Tennessee                -            546,261                         -           714,114                   -


                                                                            Gross Amount at Which
                                                                 Carried at Close of Period (b) (m) (n) (o) (p)
                                               -------------------------------------------------------------------------------
                                                                                Buildings and
                                                          Land                   Improvements                    Total
                                               ------------------------   ------------------------    ------------------------
           Ooltewah, Tennessee                              546,261                 714,114                   1,260,375


                                                                                              Life on Which
                                                                                             Depreciation in
                                                                Date                          Latest Income
                                              Accumulated      of Con-        Date             Statement is
                                              Depreciation    struction     Acquired             Computed
                                             --------------  ------------  -------------    ------------------------
           Ooltewah, Tennessee                   33,908        1997          04/97                 (e)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                            Costs Capitalized
                                                                                                              Subsequent To
                                                                  Initial Cost                                 Acquisition
                                                     -------------------------------------------- ----------------------------------
                                            Encum-                              Buildings and         Improve-           Carrying
                                            rances         Land                 Improvements           ments              Costs
                                            ------   ------------------    ---------------------- -----------------   --------------
     Charley's Restaurants:
           King of Prussia, Pennsylvania      -            965,223                   549,565                 -                   -
           McLean, Virginia                   -            944,585                   689,363                 -                   -

     Chevy's Fresh Mex Restaurants:
           Arapahoe, Colorado                 -            986,426                 1,680,312                 -                   -
           Beaverton, Oregon                  -            938,162                 1,681,670                 -                   -
           Greenbelt, Maryland                -            945,234                 1,475,339                 -                   -
           Lake Oswego, Oregon                -            963,047                 1,505,671                 -                   -
           Las Vegas, Nevada                  -          1,156,847                 1,188,272                 -                   -
           Naperville, Illinois               -            960,779                 1,365,563                 -                   -

     Darryl's Restaurants:
           Evansville, Indiana                -            563,479                         -                 -                   -
           Hampton, Virginia                  -            698,367                   570,468                 -                   -
           Huntsville, Alabama                -            777,842                   663,941                 -                   -
           Knoxville, Tennessee               -            589,574                         -                 -                   -
           Louisville, Kentucky               -            647,375                         -                 -                   -
           Mobile, Alabama                    -            495,195                         -                 -                   -
           Montgomery, Alabama                -            346,380                         -                 -                   -
           Nashville, Tennessee               -            513,218                         -                 -                   -
           Orlando, Florida                   -          1,485,631                   772,853                 -                   -
           Pensacola, Florida                 -            389,394                         -                 -                   -
           Raleigh, North Carolina            -            840,525                   505,176                 -                   -
           Raleigh, North Carolina            -          1,131,164                   719,865                 -                   -
           Richmond, Virginia                 -            618,125                         -                 -                   -
           Richmond, Virginia                 -            311,196                         -                 -                   -
           Winston-Salem, North Carolina      -            436,867                         -                 -                   -

     Denny's Restaurants:
           McKinney, Texas                    -            439,961                         -                 -                   -
           Pasadena, Texas                    -            466,555                   506,094                 -                   -
           Shawnee, Oklahoma                  -            528,090                   625,653                 -                   -
           Tampa, Florida                     -            397,302                         -                 -                   -

     Einstein Brothers' Bagels
           Restaurants:
           Dearborn, Michigan                 -            464,957                         -           178,078                   -
           Springfield, Virginia              -            628,804                         -            36,311                   -

     Fazoli's Restaurant:
           Southaven, Mississippi             -            485,648                         -           172,318                   -

     Golden Corral Family
        Steakhouse Restaurants:
           Brunswick, Georgia                 -            456,629                         -         1,170,630                   -
           Carlsbad, New Mexico               -            384,221                         -           643,854                   -
           Cleburne, Texas                    -            359,455                         -           653,853                   -
           Clovis, New Mexico                 -            426,349                   805,517                 -                   -
           Columbia, Missouri                 -            848,187                         -           664,399                   -
           Columbia, Tennessee                -            442,218                         -           930,207                   -
           Columbus, Ohio                     -          1,031,098                         -         1,092,939                   -
           Corpus Christi, Texas              -            576,548                         -           934,918                   -
           Corsicana, Texas                   -            349,227                   699,756                 -                   -
           Council Bluffs, Iowa               -            546,078                         -           993,149                   -
           Dover, Delaware                    -          1,043,108                         -           977,508                   -
           Dublin, Georgia                    -            324,046                         -           833,316                   -

                                                                                     Gross Amount at Which
                                                                         Carried at Close of Period (b) (m) (n) (o) (p)
                                                             -------------------------------------------------------------------
                                                                                    Buildings and
                                                                Land                Improvements                    Total
                                                            ------------      ------------------------    ------------------------
     Charley's Restaurants:
           King of Prussia, Pennsylvania                        965,223                    549,565                   1,514,788
           McLean, Virginia                                     944,585                    689,363                   1,633,948

     Chevy's Fresh Mex Restaurants:
           Arapahoe, Colorado                                   986,426                  1,680,312                   2,666,738
           Beaverton, Oregon                                    938,162                  1,681,670                   2,619,832
           Greenbelt, Maryland                                  945,234                  1,475,339                   2,420,573
           Lake Oswego, Oregon                                  963,047                  1,505,671                   2,468,718
           Las Vegas, Nevada                                  1,156,847                  1,188,272                   2,345,119
           Naperville, Illinois                                 960,779                  1,365,563                   2,326,342

     Darryl's Restaurants:
           Evansville, Indiana                                  563,479                         (g)                    563,479
           Hampton, Virginia                                    698,367                    570,468                   1,268,835
           Huntsville, Alabama                                  777,842                    663,941                   1,441,783
           Knoxville, Tennessee                                 589,574                         (g)                    589,574
           Louisville, Kentucky                                 647,375                         (g)                    647,375
           Mobile, Alabama                                      495,195                         (g)                    495,195
           Montgomery, Alabama                                  346,380                         (g)                    346,380
           Nashville, Tennessee                                 513,218                         (g)                    513,218
           Orlando, Florida                                   1,485,631                    772,853                   2,258,484
           Pensacola, Florida                                   389,394                         (g)                    389,394
           Raleigh, North Carolina                              840,525                    505,176                   1,345,701
           Raleigh, North Carolina                            1,131,164                    719,865                   1,851,029
           Richmond, Virginia                                   618,125                         (g)                    618,125
           Richmond, Virginia                                   311,196                         (g)                    311,196
           Winston-Salem, North Carolina                        436,867                         (g)                    436,867

     Denny's Restaurants:
           McKinney, Texas                                      439,961                         (g)                    439,961
           Pasadena, Texas                                      466,555                    506,094                     972,649
           Shawnee, Oklahoma                                    528,090                    625,653                   1,153,743
           Tampa, Florida                                       397,302                         (g)                    397,302

     Einstein Brothers' Bagels
           Restaurants:
           Dearborn, Michigan                                   464,957                    178,078                     643,035
           Springfield, Virginia                                628,804                     36,311                     665,115

     Fazoli's Restaurant:
           Southaven, Mississippi                               485,648                    172,318                     657,966

     Golden Corral Family
        Steakhouse Restaurants:
           Brunswick, Georgia                                   456,629                  1,170,630                   1,627,259
           Carlsbad, New Mexico                                 384,221                    643,854                   1,028,075
           Cleburne, Texas                                      359,455                    653,853                   1,013,308
           Clovis, New Mexico                                   426,349                    805,517                   1,231,866
           Columbia, Missouri                                   848,187                    664,399                   1,512,586
           Columbia, Tennessee                                  442,218                    930,207                   1,372,425
           Columbus, Ohio                                     1,031,098                  1,092,939                   2,124,037
           Corpus Christi, Texas                                576,548                    934,918                   1,511,466
           Corsicana, Texas                                     349,227                    699,756                   1,048,983
           Council Bluffs, Iowa                                 546,078                    993,149                   1,539,227
           Dover, Delaware                                    1,043,108                    977,508                   2,020,616
           Dublin, Georgia                                      324,046                    833,316                   1,157,362


                                                                                                Life on Which
                                                                                               Depreciation in
                                                                Date                            Latest Income
                                              Accumulated      of Con-        Date              Statement is
                                              Depreciation    struction     Acquired              Computed
                                              ------------  ------------  -------------    -----------------------
     Charley's Restaurants:
           King of Prussia, Pennsylvania          28,482      1977          06/97                   (e)
           McLean, Virginia                       35,727      1971          06/97                   (e)

     Chevy's Fresh Mex Restaurants:
           Arapahoe, Colorado                     56,164      1994          12/97                   (e)
           Beaverton, Oregon                      56,209      1995          12/97                   (e)
           Greenbelt, Maryland                    49,313      1994          12/97                   (e)
           Lake Oswego, Oregon                    50,327      1995          12/97                   (e)
           Las Vegas, Nevada                         326      1997          12/98                   (e)
           Naperville, Illinois                   28,621      1990          05/98                   (e)

     Darryl's Restaurants:
           Evansville, Indiana                        (h)     1983          06/97                   (h)
           Hampton, Virginia                      29,565      1983          06/97                   (e)
           Huntsville, Alabama                    34,410      1981          06/97                   (e)
           Knoxville, Tennessee                       (h)     1983          06/97                   (h)
           Louisville, Kentucky                       (h)     1983          06/97                   (h)
           Mobile, Alabama                            (h)     1983          06/97                   (h)
           Montgomery, Alabama                        (h)     1984          06/97                   (h)
           Nashville, Tennessee                       (h)     1981          06/97                   (h)
           Orlando, Florida                       40,054      1983          06/97                   (e)
           Pensacola, Florida                         (h)     1983          06/97                   (h)
           Raleigh, North Carolina                26,182      1980          06/97                   (e)
           Raleigh, North Carolina                37,308      1972          06/97                   (e)
           Richmond, Virginia                         (h)     1982          06/97                   (h)
           Richmond, Virginia                         (h)     1982          06/97                   (h)
           Winston-Salem, North Carolina              (h)     1978          06/97                   (h)

     Denny's Restaurants:
           McKinney, Texas                            (h)     1996          06/96                   (h)
           Pasadena, Texas                        56,000      1981          09/95                   (e)
           Shawnee, Oklahoma                      69,225      1987          09/95                   (e)
           Tampa, Florida                             (h)     1997          02/97                   (h)

     Einstein Brothers' Bagels
           Restaurants:
           Dearborn, Michigan                      8,737      1997          04/97                   (e)
           Springfield, Virginia                   1,798      1997          05/97                   (e)

     Fazoli's Restaurant:
           Southaven, Mississippi                     (c)      (d)          11/98                   (c)

     Golden Corral Family
        Steakhouse Restaurants:
           Brunswick, Georgia                     10,717      1998          06/98                   (e)
           Carlsbad, New Mexico                   71,877      1995          08/95                   (e)
           Cleburne, Texas                        70,190      1995          08/95                   (e)
           Clovis, New Mexico                     12,451      1997          07/98                   (e)
           Columbia, Missouri                         (c)      (d)          11/98                   (c)
           Columbia, Tennessee                    32,076      1996          12/96                   (e)
           Columbus, Ohio                        112,853      1995          11/95                   (e)
           Corpus Christi, Texas                  39,555      1997          05/97                   (e)
           Corsicana, Texas                       79,209      1995          08/95                   (e)
           Council Bluffs, Iowa                   11,723      1998          12/97                   (e)
           Dover, Delaware                       106,622      1995          08/95                   (e)
           Dublin, Georgia                            (c)      (d)          08/98                   (c)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998




                                                                                                           Costs Capitalized
                                                                                                             Subsequent To
                                                                  Initial Cost                                Acquisition
                                                     -------------------------------------------- ----------------------------------
                                            Encum-                              Buildings and          Improve-           Carrying
                                           brances         Land                 Improvements            ments              Costs
                                           -------   ------------------    ---------------------- -----------------   --------------
           Dubuque, Iowa                      -            564,242                         -         1,056,315                   -
           Duncan, Oklahoma                   -            161,390                         -         1,028,945                   -
           Edmond, Oklahoma                   -            569,664                         -         1,017,781                   -
           Enid, Oklahoma                     -            364,536                         -           865,147                   -
           Fort Dodge, Iowa                   -            320,852                         -           763,705                   -
           Fort Walton Beach, Florida         -            590,538                         -         1,176,436                   -
           Fort Worth, Texas                  -            640,320                   898,171                 -                   -
           Hopkinsville, Kentucky             -            456,646                         -           861,803                   -
           Jacksonville, Florida              -            615,554                         -         1,184,073                   -
           Jacksonville, Florida              -            541,264                         -         1,173,738                   -
           Liberty, Missouri                  -            409,153                         -           943,712                   -
           Lufkin, Texas                      -            479,197                         -           954,051                   -
           Moberly, Missouri                  -            374,230                         -           838,342                   -
           Mobile, Alabama                    -            428,841                         -         1,031,457                   -
           Muskogee, Oklahoma                 -            395,839                         -           887,540                   -
           Olathe, Kansas                     -            548,821                         -         1,099,448                   -
           Omaha, Nebraska                    -            570,111                         -           845,896                   -
           Palatka, Florida                   -            322,433                         -           987,385                   -
           Pensacola, Florida                 -            634,108                         -            21,570                   -
           Port Richey, Florida               -            626,999                         -         1,130,692                   -
           Tampa, Florida                     -            825,650                         -         1,161,192                   -
           Universal City, Texas              -            357,429                         -           650,249                   -
           Winchester, Kentucky               -            303,633                         -           970,489                   -

     Ground Round Restaurants:
           Allentown, Pennsylvania            -            405,631                   884,954                 -                   -
           Cincinnati, Ohio                   -            282,099                   534,632                 -                   -
           Crystal, Minnesota                 -            370,667                   431,642                 -                   -
           Dubuque, Iowa                      -            693,733                   810,458                 -                   -
           Ewing, New Jersey                  -            371,254                   685,847                 -                   -
           Gloucester, New Jersey             -            422,489                   528,849                 -                   -
           Janesville, Wisconsin              -            451,235                   548,178                 -                   -
           Kalamazoo, Michigan                -            287,331                   712,081                 -                   -
           Nanuet, New York                   -            375,116                   605,067                 -                   -
           Parma, Ohio                        -            388,699                   793,475                 -                   -
           Reading, Pennsylvania              -            728,574                   793,410                 -                   -
           Waterloo, Iowa                     -            436,471                   659,089                 -                   -
           Wauwatosa, Wisconsin               -            627,680                   804,399                 -                   -

     Houlihan's Restaurants:
           Bethel Park, Pennsylvania          -            846,183                   595,601                 -                   -
           Langhorne, Pennsylvania            -            817,039                   648,765                 -                   -
           Plymouth Meeting, Pennsylvania     -          1,181,460                   908,880                 -                   -

     International House of Pancakes
        Restaurants:
           Castle Rock, Colorado              -            541,312                         -            92,804                   -
           Clarksville, Tennessee             -            375,987                   964,430                 -                   -
           Elk Grove, California              -            584,766                         -                 -                   -
           Fairfax, Virginia                  -          1,096,763                   705,345                 -                   -
           Fort Worth, Texas                  -            575,285                   802,974                 -                   -
           Greeley, Colorado                  -            416,115                         -           756,717                   -
           Greenville, South Carolina         -            476,847                   961,606                 -                   -
           Hollywood, California              -          1,407,002                         -                 -                   -
           Homewood, Alabama                  -            545,112                 1,029,900                 -                   -
           Houston, Texas                     -            645,365                   856,532                 -                   -
           Kansas City, Missouri              -            512,481                   831,202                 -                   -

                                                                                  Gross Amount at Which
                                                                        Carried at Close of Period (b) (m) (n) (o) (p)
                                                             -------------------------------------------------------------------
                                                                                 Buildings and
                                                                Land             Improvements                    Total
                                                            ------------   ------------------------    ------------------------
           Dubuque, Iowa                                       564,242                  1,056,315                   1,620,557
           Duncan, Oklahoma                                    161,390                  1,028,945                   1,190,335
           Edmond, Oklahoma                                    569,664                  1,017,781                   1,587,445
           Enid, Oklahoma                                      364,536                    865,147                   1,229,683
           Fort Dodge, Iowa                                    320,852                    763,705                   1,084,557
           Fort Walton Beach, Florida                          590,538                  1,176,436                   1,766,974
           Fort Worth, Texas                                   640,320                    898,171                   1,538,491
           Hopkinsville, Kentucky                              456,646                    861,803                   1,318,449
           Jacksonville, Florida                               615,554                  1,184,073                   1,799,627
           Jacksonville, Florida                               541,264                  1,173,738                   1,715,002
           Liberty, Missouri                                   409,153                    943,712                   1,352,865
           Lufkin, Texas                                       479,197                    954,051                   1,433,248
           Moberly, Missouri                                   374,230                    838,342                   1,212,572
           Mobile, Alabama                                     428,841                  1,031,457                   1,460,298
           Muskogee, Oklahoma                                  395,839                    887,540                   1,283,379
           Olathe, Kansas                                      548,821                  1,099,448                   1,648,269
           Omaha, Nebraska                                     570,111                    845,896                   1,416,007
           Palatka, Florida                                    322,433                    987,385                   1,309,818
           Pensacola, Florida                                  634,108                     21,570                     655,678
           Port Richey, Florida                                626,999                  1,130,692                   1,757,691
           Tampa, Florida                                      825,650                  1,161,192                   1,986,842
           Universal City, Texas                               357,429                    650,249                   1,007,678
           Winchester, Kentucky                                303,633                    970,489                   1,274,122

     Ground Round Restaurants:
           Allentown, Pennsylvania                             405,631                    884,954                   1,290,585
           Cincinnati, Ohio                                    282,099                    534,632                     816,731
           Crystal, Minnesota                                  370,667                    431,642                     802,309
           Dubuque, Iowa                                       693,733                    810,458                   1,504,191
           Ewing, New Jersey                                   371,254                    685,847                   1,057,101
           Gloucester, New Jersey                              422,489                    528,849                     951,338
           Janesville, Wisconsin                               451,235                    548,178                     999,413
           Kalamazoo, Michigan                                 287,331                    712,081                     999,412
           Nanuet, New York                                    375,116                    605,067                     980,183
           Parma, Ohio                                         388,699                    793,475                   1,182,174
           Reading, Pennsylvania                               728,574                    793,410                   1,521,984
           Waterloo, Iowa                                      436,471                    659,089                   1,095,560
           Wauwatosa, Wisconsin                                627,680                    804,399                   1,432,079

     Houlihan's Restaurants:
           Bethel Park, Pennsylvania                           846,183                    595,601                   1,441,784
           Langhorne, Pennsylvania                             817,039                    648,765                   1,465,804
           Plymouth Meeting, Pennsylvania                    1,181,460                    908,880                   2,090,340

     International House of Pancakes
        Restaurants:
           Castle Rock, Colorado                               541,312                     92,804                     634,116
           Clarksville, Tennessee                              375,987                    964,430                   1,340,417
           Elk Grove, California                               584,766                         (g)                    584,766
           Fairfax, Virginia                                 1,096,763                    705,345                   1,802,108
           Fort Worth, Texas                                   575,285                    802,974                   1,378,259
           Greeley, Colorado                                   416,115                    756,717                   1,172,832
           Greenville, South Carolina                          476,847                    961,606                   1,438,453
           Hollywood, California                             1,407,002                         (g)                  1,407,002
           Homewood, Alabama                                   545,112                  1,029,900                   1,575,012
           Houston, Texas                                      645,365                    856,532                   1,501,897
           Kansas City, Missouri                               512,481                    831,202                   1,343,683

                                                                                                 Life on Which
                                                                                                Depreciation in
                                                                 Date                            Latest Income
                                              Accumulated       of Con-        Date              Statement is
                                              Depreciation     struction     Acquired              Computed
                                            ---------------  ------------  -------------    -----------------------
           Dubuque, Iowa                             14,398      1998          01/98                   (e)
           Duncan, Oklahoma                          37,201      1997          08/97                   (e)
           Edmond, Oklahoma                          15,267      1998          01/98                   (e)
           Enid, Oklahoma                            31,830      1997          06/97                   (e)
           Fort Dodge, Iowa                              (c)      (d)          11/98                   (c)
           Fort Walton Beach, Florida                38,324      1997          08/97                   (e)
           Fort Worth, Texas                        100,911      1995          08/95                   (e)
           Hopkinsville, Kentucky                    29,717      1996          02/97                   (e)
           Jacksonville, Florida                     50,082      1997          05/97                   (e)
           Jacksonville, Florida                     51,904      1997          06/97                   (e)
           Liberty, Missouri                         37,488      1997          06/97                   (e)
           Lufkin, Texas                             64,044      1997          11/96                   (e)
           Moberly, Missouri                         46,055      1997          12/96                   (e)
           Mobile, Alabama                           34,568      1997          09/97                   (e)
           Muskogee, Oklahoma                        20,061      1997          12/97                   (e)
           Olathe, Kansas                            25,553      1997          10/97                   (e)
           Omaha, Nebraska                               (c)      (d)          10/98                   (c)
           Palatka, Florida                          33,357      1997          09/97                   (e)
           Pensacola, Florida                            (c)      (d)          12/98                   (c)
           Port Richey, Florida                      86,015      1996          05/96                   (e)
           Tampa, Florida                           112,169      1995          08/95                   (e)
           Universal City, Texas                     71,928      1995          08/95                   (e)
           Winchester, Kentucky                      50,830      1997          02/97                   (e)

     Ground Round Restaurants:
           Allentown, Pennsylvania                   35,398      1983          10/97                   (e)
           Cincinnati, Ohio                          21,385      1981          10/97                   (e)
           Crystal, Minnesota                        17,266      1981          10/97                   (e)
           Dubuque, Iowa                             32,418      1982          10/97                   (e)
           Ewing, New Jersey                         25,617      1979          11/97                   (e)
           Gloucester, New Jersey                    21,154      1981          10/97                   (e)
           Janesville, Wisconsin                     21,927      1982          10/97                   (e)
           Kalamazoo, Michigan                       28,483      1980          10/97                   (e)
           Nanuet, New York                          21,827      1982          12/97                   (e)
           Parma, Ohio                               31,739      1977          10/97                   (e)
           Reading, Pennsylvania                     31,736      1982          10/97                   (e)
           Waterloo, Iowa                            26,364      1982          10/97                   (e)
           Wauwatosa, Wisconsin                      32,176      1977          10/97                   (e)

     Houlihan's Restaurants:
           Bethel Park, Pennsylvania                 30,868      1972          06/97                   (e)
           Langhorne, Pennsylvania                   33,623      1976          06/97                   (e)
           Plymouth Meeting, Pennsylvania            47,104      1974          06/97                   (e)

     International House of Pancakes
        Restaurants:
           Castle Rock, Colorado                         (c)      (d)          11/98                   (c)
           Clarksville, Tennessee                     1,233      1997          12/98                   (e)
           Elk Grove, California                         (h)     1997          08/97                   (h)
           Fairfax, Virginia                         36,105      1995          06/97                   (e)
           Fort Worth, Texas                          7,205      1997          09/98                   (e)
           Greeley, Colorado                             (c)      (d)          08/98                   (c)
           Greenville, South Carolina                   263      1998          12/98                   (e)
           Hollywood, California                         (h)     1996          06/98                   (h)
           Homewood, Alabama                          1,317      1996          12/98                   (e)
           Houston, Texas                            42,807      1996          07/97                   (e)
           Kansas City, Missouri                      7,458      1998          09/98                   (e)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                            Costs Capitalized
                                                                                                              Subsequent To
                                                                    Initial Cost                               Acquisition
                                                     -------------------------------------------- ----------------------------------
                                            Encum-                              Buildings and         Improve-           Carrying
                                            brances        Land                 Improvements           ments              Costs
                                            -------  ------------------    ---------------------- -----------------   --------------
           Kileen, Texas                      -            380,687                   775,713                 -                   -
           Lake Jackson, Texas                -            460,167                   802,640                 -                   -
           Leesburg, Virginia                 -            665,015                   580,798                 -                   -
           Leon Valley, Texas                 -            593,624                   918,024                 -                   -
           Loveland, Colorado                 -            488,259                         -                 -                   -
           Murfreesboro, Tennessee            -            647,414                   871,268                 -                   -
           Port Arthur, Texas                 -            382,950                   957,912                 -                   -
           Poughkeepsie, New York             -            504,533                   806,624                 -                   -
           Pueblo, Colorado                   -            387,562                   891,943                 -                   -
           Roseville, Michigan                -            282,868                   843,648                 -                   -
           Southaven, Mississippi             -            579,175                 1,176,434                 -                   -
           Stockbridge, Georgia               -            765,743                   707,406                 -                   -
           Victoria, Texas                    -            319,237                         -                 -                   -

     Jack In the Box Restaurants:
           Allen, Texas                       -            710,749                         -           721,843                   -
           Avondale, Arizona                  -            605,063                         -           649,514                   -
           Bacliff, Texas                     -            419,488                         -           697,861                   -
           Chandler, Arizona                  -            481,456                         -           636,588                   -
           Chandler, Arizona                  -            603,735                         -           595,803                   -
           Channelview, Texas                 -            361,238                         -           711,595                   -
           Corinth, Texas                     -            396,864                         -           620,042                   -
           Dallas, Texas                      -            369,886                         -           513,533                   -
           Enumclaw, Washington               -            124,468                         -           773,506                   -
           Florissant, Missouri               -            389,265                         -           779,211                   -
           Folsum, California                 -            635,343                   703,067                 -                   -
           Fresno, California                 -            286,850                         -           606,547                   -
           Fresno, California                 -            462,813                         -           573,816                   -
           Garland, Texas                     -            382,042                         -           613,690                   -
           Gun Barrel City, Texas             -            284,046                         -           577,029                   -
           Hollister, California              -            537,223                         -           592,536                   -
           Houston, Texas                     -            370,342                         -           548,107                   -
           Houston, Texas                     -            420,521                         -           543,338                   -
           Houston, Texas                     -            545,485                         -           527,020                   -
           Houston, Texas                     -            403,002                   610,815                 -                   -
           Houston, Texas                     -            375,776                         -           643,445                   -
           Humble, Texas                      -            437,667                         -           591,877                   -
           Humble, Texas                      -            390,509                         -           596,872                   -
           Hutchins, Texas                    -            272,937                         -           688,400                   -
           Kent, Washington                   -            737,038                         -           604,806                   -
           Kingsburg, California              -            415,880                         -           649,681                   -
           Las Vegas, Nevada                  -            730,674                         -           600,180                   -
           Los Angeles, California            -            603,354                   602,630                 -                   -
           Los Angeles, California            -            911,754                         -           581,552                   -
           Los Angeles, California            -            740,616                   678,189                 -                   -
           Los Angeles, California            -            853,821                         -           635,185                   -
           Los Angeles, California            -          1,075,983                         -           589,694                   -
           Lufkin, Texas                      -            418,351                         -           651,064                   -
           Lufkin, Texas                      -            363,616                         -           773,187                   -
           Moscow, Idaho                      -            217,851                         -           751,664                   -
           Murietta, California               -            387,455                         -           625,933                   -
           Nacogdoches, Texas                 -            383,591                         -           675,860                   -
           Ontario, California                -            769,900                         -           785,757                   -
           Oxnard, California                 -            681,663                         -           642,924                   -
           Palmdale, California               -            631,275                         -           567,912                   -
           Pflugerville, Texas                -            717,246                         -           688,066                   -
           Saint Louis, Missouri              -            474,296                         -           759,049                   -


                                                                               Gross Amount at Which
                                                                     Carried at Close of Period (b) (m) (n) (o) (p)
                                                             --------------------------------------------------------------
                                                                                    Buildings and
                                                              Land                  Improvements                   Total
                                                            --------               --------------                ----------
           Killeen, Texas                                   380,687                    775,713                   1,156,400
           Lake Jackson, Texas                              460,167                    802,640                   1,262,807
           Leesburg, Virginia                               665,015                    580,798                   1,245,813
           Leon Valley, Texas                               593,624                    918,024                   1,511,648
           Loveland, Colorado                               488,259                         (g)                    488,259
           Murfreesboro, Tennessee                          647,414                    871,268                   1,518,682
           Port Arthur, Texas                               382,950                    957,912                   1,340,862
           Poughkeepsie, New York                           504,533                    806,624                   1,311,157
           Pueblo, Colorado                                 387,562                    891,943                   1,279,505
           Roseville, Michigan                              282,868                    843,648                   1,126,516
           Southaven, Mississippi                           579,175                  1,176,434                   1,755,609
           Stockbridge, Georgia                             765,743                    707,406                   1,473,149
           Victoria, Texas                                  319,237                         (g)                    319,237

     Jack In the Box Restaurants:
           Allen, Texas                                     710,749                    721,843                   1,432,592
           Avondale, Arizona                                605,063                    649,514                   1,254,577
           Bacliff, Texas                                   419,488                    697,861                   1,117,349
           Chandler, Arizona                                481,456                    636,588                   1,118,044
           Chandler, Arizona                                603,735                    595,803                   1,199,538
           Channelview, Texas                               361,238                    711,595                   1,072,833
           Corinth, Texas                                   396,864                    620,042                   1,016,906
           Dallas, Texas                                    369,886                    513,533                     883,419
           Enumclaw, Washington                             124,468                    773,506                     897,974
           Florissant, Missouri                             389,265                    779,211                   1,168,476
           Folsum, California                               635,343                    703,067                   1,338,410
           Fresno, California                               286,850                    606,547                     893,397
           Fresno, California                               462,813                    573,816                   1,036,629
           Garland, Texas                                   382,042                    613,690                     995,732
           Gun Barrel City, Texas                           284,046                    577,029                     861,075
           Hollister, California                            537,223                    592,536                   1,129,759
           Houston, Texas                                   370,342                    548,107                     918,449
           Houston, Texas                                   420,521                    543,338                     963,859
           Houston, Texas                                   545,485                    527,020                   1,072,505
           Houston, Texas                                   403,002                    610,815                   1,013,817
           Houston, Texas                                   375,776                    643,445                   1,019,221
           Humble, Texas                                    437,667                    591,877                   1,029,544
           Humble, Texas                                    390,509                    596,872                     987,381
           Hutchins, Texas                                  272,937                    688,400                     961,337
           Kent, Washington                                 737,038                    604,806                   1,341,844
           Kingsburg, California                            415,880                    649,681                   1,065,561
           Las Vegas, Nevada                                730,674                    600,180                   1,330,854
           Los Angeles, California                          603,354                    602,630                   1,205,984
           Los Angeles, California                          911,754                    581,552                   1,493,306
           Los Angeles, California                          740,616                    678,189                   1,418,805
           Los Angeles, California                          853,821                    635,185                   1,489,006
           Los Angeles, California                        1,075,983                    589,694                   1,665,677
           Lufkin, Texas                                    418,351                    651,064                   1,069,415
           Lufkin, Texas                                    363,616                    773,187                   1,136,803
           Moscow, Idaho                                    217,851                    751,664                     969,515
           Murietta, California                             387,455                    625,933                   1,013,388
           Nacogdoches, Texas                               383,591                    675,860                   1,059,451
           Ontario, California                              769,900                    785,757                   1,555,657
           Oxnard, California                               681,663                    642,924                   1,324,587
           Palmdale, California                             631,275                    567,912                   1,199,187
           Pflugerville, Texas                              717,246                    688,066                   1,405,312
           Saint Louis, Missouri                            474,296                    759,049                   1,233,345


                                                                                                  Life on Which
                                                                                                 Depreciation in
                                                                 Date                             Latest Income
                                              Accumulated       of Con-         Date              Statement is
                                              Depreciation     struction      Acquired              Computed
                                             ---------------  ------------  -------------    -----------------------
           Killeen, Texas                            6,960      1997          09/98                   (e)
           Lake Jackson, Texas                      36,522      1997          08/97                   (e)
           Leesburg, Virginia                       31,215      1994          05/97                   (e)
           Leon Valley, Texas                          335      1997          12/98                   (e)
           Loveland, Colorado                           (h)     1997          08/97                   (h)
           Murfreesboro, Tennessee                     716      1998          12/98                   (e)
           Port Arthur, Texas                          262      1997          12/98                   (e)
           Poughkeepsie, New York                   12,099      1996          07/98                   (e)
           Pueblo, Colorado                          1,222      1997          12/98                   (e)
           Roseville, Michigan                         693      1997          12/98                   (e)
           Southaven, Mississippi                      322      1997          12/98                   (e)
           Stockbridge, Georgia                     35,354      1997          07/97                   (e)
           Victoria, Texas                              (h)     1997          08/97                   (h)

     Jack In the Box Restaurants:
           Allen, Texas                                 (c)      (d)          12/98                   (c)
           Avondale, Arizona                         8,497      1998          04/98                   (e)
           Bacliff, Texas                           32,836      1997          04/97                   (e)
           Chandler, Arizona                         5,537      1998          07/98                   (e)
           Chandler, Arizona                            (c)      (d)          12/98                   (c)
           Channelview, Texas                       30,300      1997          07/97                   (e)
           Corinth, Texas                           26,684      1997          06/97                   (e)
           Dallas, Texas                            31,644      1997          12/96                   (e)
           Enumclaw, Washington                     36,609      1997          04/97                   (e)
           Florissant, Missouri                     22,256      1997          10/97                   (e)
           Folsum, California                       28,315      1997          10/97                   (e)
           Fresno, California                       26,990      1997          05/97                   (e)
           Fresno, California                        7,140      1998          05/98                   (e)
           Garland, Texas                           25,795      1997          07/97                   (e)
           Gun Barrel City, Texas                   11,725      1998          04/98                   (e)
           Hollister, California                    34,172      1997          01/97                   (e)
           Houston, Texas                           31,810      1997          02/97                   (e)
           Houston, Texas                           28,060      1997          03/97                   (e)
           Houston, Texas                           49,766      1996          11/95                   (e)
           Houston, Texas                           46,290      1996          07/96                   (e)
           Houston, Texas                           48,655      1996          07/96                   (e)
           Humble, Texas                            45,458      1996          06/96                   (e)
           Humble, Texas                            37,921      1997          02/97                   (e)
           Hutchins, Texas                          15,748      1998          03/98                   (e)
           Kent, Washington                         34,549      1997          01/97                   (e)
           Kingsburg, California                    37,349      1997          01/97                   (e)
           Las Vegas, Nevada                        36,291      1997          01/97                   (e)
           Los Angeles, California                  70,360      1986          06/95                   (e)
           Los Angeles, California                  32,105      1997          01/97                   (e)
           Los Angeles, California                  22,730      1997          12/97                   (e)
           Los Angeles, California                  12,755      1998          02/98                   (e)
           Los Angeles, California                      (c)      (d)          12/98                   (c)
           Lufkin, Texas                             5,663      1998          07/98                   (e)
           Lufkin, Texas                                (c)      (d)          12/98                   (c)
           Moscow, Idaho                            43,212      1992          01/97                   (e)
           Murietta, California                     35,813      1997          01/97                   (e)
           Nacogdoches, Texas                       14,289      1998          04/98                   (e)
           Ontario, California                          (c)      (d)          12/98                   (c)
           Oxnard, California                       32,073      1997          04/97                   (e)
           Palmdale, California                     30,626      1997          02/97                   (e)
           Pflugerville, Texas                      11,531      1998          03/98                   (e)
           Saint Louis, Missouri                     7,504      1998          04/98                   (e)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                        Costs Capitalized
                                                                                                          Subsequent To
                                                                  Initial Cost                             Acquisition
                                                     ----------------------------------------   ---------------------------------
                                            Encum-                           Buildings and          Improve-         Carrying
                                           brances         Land               Improvements            ments            Costs
                                         ----------- ------------------   -------------------   ----------------   --------------
           San Antonio, Texas                 -            274,012                      -           777,712                   -
           San Antonio, Texas                 -            310,793                      -           690,785                   -
           Tacoma, Washington                 -            494,273                      -           741,964                   -
           Tigard, Oregon                     -            383,921                      -           874,164                   -
           Waxahachie, Texas                  -            477,580                      -           566,856                   -
           Weatherford, Texas                 -            464,245                      -           779,235                   -
           West Sacramento, California        -            523,089                      -           617,131                   -
           Woodland, California               -            358,130                      -           668,383                   -

     KFC Restaurant:
           Putnam, Connecticut                -            301,723                      -                 -                   -

     Little Lake Bryan Land:
           Orlando, Florida                   -          4,846,660                      -                 -                   -

     Mister Fables Restaurant:
           Grand Rapids, Michigan             -            320,594                559,433                 -                   -

     Pizza Hut Restaurants:
           Adrian, Michigan                   -            242,239                      -                 -                   -
           Beaver, West Virginia              -            212,053                      -                 -                   -
           Beckley, West Virginia             -            209,432                      -                 -                   -
           Bedford, Ohio                      -            174,721                      -                 -                   -
           Belle, West Virginia               -             46,737                      -                 -                   -
           Bluefield, West Virginia           -            120,449                      -                 -                   -
           Bolivar, Ohio                      -            190,009                      -                 -                   -
           Bowling Green, Ohio                -            200,442                      -                 -                   -
           Bowling Green, Ohio                -            135,831                      -                 -                   -
           Carrolton, Ohio                    -            187,082                      -                 -                   -
           Cleveland, Ohio                    -            126,494                      -                 -                   -
           Cleveland, Ohio                    -            116,849                      -                 -                   -
           Cleveland, Ohio                    -            226,163                      -                 -                   -
           Cross Lanes, West Virginia         -            215,881                      -                 -                   -
           Defiance, Ohio                     -            242,239                      -                 -                   -
           Dover, Ohio                        -            245,145                      -                 -                   -
           East Cleveland, Ohio               -            194,012                      -                 -                   -
           Euclid, Ohio                       -            202,050                      -                 -                   -
           Fairview Park, Ohio                -            142,570                      -                 -                   -
           Huntington, West Virginia          -            212,093                      -                 -                   -
           Hurricane, West Virginia           -            180,803                      -                 -                   -
           Lambertville, Michigan             -             99,166                      -                 -                   -
           Marietta, Ohio                     -            169,454                      -                 -                   -
           Mayfield Heights, Ohio             -            202,552                      -                 -                   -
           Middleburg Heights, Ohio           -            216,518                      -                 -                   -
           Millersburg, Ohio                  -            213,090                      -                 -                   -
           Milton, West Virginia              -             99,815                      -                 -                   -
           Monroe, Michigan                   -            152,215                      -                 -                   -
           New Philadelphia, Ohio             -            149,206                      -                 -                   -
           New Philadelphia, Ohio             -            223,981                      -                 -                   -
           North Olmstead, Ohio               -            259,922                      -                 -                   -
           Norwalk, Ohio                      -            261,529                      -                 -                   -
           Ronceverte, West Virginia          -             99,733                      -                 -                   -
           Sandusky, Ohio                     -            259,922                      -                 -                   -
           Seven Hills, Ohio                  -            239,023                      -                 -                   -
           Steubenville, Ohio                 -            228,199                      -                 -                   -
           Strongsville, Ohio                 -            186,476                      -                 -                   -
           Toledo, Ohio                       -            128,604                      -                 -                   -

                                                               Gross Amount at Which
                                                   Carried at Close of Period (b) (m) (n) (o) (p)
                                              ----------------------------------------------------------
                                                                Buildings and
                                                 Land            Improvements               Total
                                              -----------      ----------------     --------------------
           San Antonio, Texas                   274,012               777,712                1,051,724
           San Antonio, Texas                   310,793               690,785                1,001,578
           Tacoma, Washington                   494,273               741,964                1,236,237
           Tigard, Oregon                       383,921               874,164                1,258,085
           Waxahachie, Texas                    477,580               566,856                1,044,436
           Weatherford, Texas                   464,245               779,235                1,243,480
           West Sacramento, California          523,089               617,131                1,140,220
           Woodland, California                 358,130               668,383                1,026,513

     KFC Restaurant:
           Putnam, Connecticut                  301,723                    (g)                 301,723

     Little Lake Bryan Land:
           Orlando, Florida                   4,846,660                     -                4,846,660

     Mister Fables Restaurant:
           Grand Rapids, Michigan               320,594               559,433                  880,027

     Pizza Hut Restaurants:
           Adrian, Michigan                     242,239                     -                  242,239
           Beaver, West Virginia                212,053                     -                  212,053
           Beckley, West Virginia               209,432                     -                  209,432
           Bedford, Ohio                        174,721                     -                  174,721
           Belle, West Virginia                  46,737                     -                   46,737
           Bluefield, West Virginia             120,449                     -                  120,449
           Bolivar, Ohio                        190,009                     -                  190,009
           Bowling Green, Ohio                  200,442                     -                  200,442
           Bowling Green, Ohio                  135,831                     -                  135,831
           Carrolton, Ohio                      187,082                     -                  187,082
           Cleveland, Ohio                      126,494                     -                  126,494
           Cleveland, Ohio                      116,849                     -                  116,849
           Cleveland, Ohio                      226,163                     -                  226,163
           Cross Lanes, West Virginia           215,881                     -                  215,881
           Defiance, Ohio                       242,239                     -                  242,239
           Dover, Ohio                          245,145                     -                  245,145
           East Cleveland, Ohio                 194,012                     -                  194,012
           Euclid, Ohio                         202,050                     -                  202,050
           Fairview Park, Ohio                  142,570                     -                  142,570
           Huntington, West Virginia            212,093                     -                  212,093
           Hurricane, West Virginia             180,803                     -                  180,803
           Lambertville, Michigan                99,166                     -                   99,166
           Marietta, Ohio                       169,454                     -                  169,454
           Mayfield Heights, Ohio               202,552                     -                  202,552
           Middleburg Heights, Ohio             216,518                     -                  216,518
           Millersburg, Ohio                    213,090                     -                  213,090
           Milton, West Virginia                 99,815                     -                   99,815
           Monroe, Michigan                     152,215                     -                  152,215
           New Philadelphia, Ohio               149,206                     -                  149,206
           New Philadelphia, Ohio               223,981                     -                  223,981
           North Olmstead, Ohio                 259,922                     -                  259,922
           Norwalk, Ohio                        261,529                     -                  261,529
           Ronceverte, West Virginia             99,733                     -                   99,733
           Sandusky, Ohio                       259,922                     -                  259,922
           Seven Hills, Ohio                    239,023                     -                  239,023
           Steubenville, Ohio                   228,199                     -                  228,199
           Strongsville, Ohio                   186,476                     -                  186,476
           Toledo, Ohio                         128,604                     -                  128,604

                                                                                             Life on Which
                                                                                            Depreciation in
                                                             Date                             Latest Income
                                          Accumulated       of Con-         Date               Statement is
                                          Depreciation     struction      Acquired              Computed
                                        ---------------  ------------  -------------     ----------------------
           San Antonio, Texas                        (c)      (d)          12/98                   (c)
           San Antonio, Texas                        (c)      (d)          12/98                   (c)
           Tacoma, Washington                        (c)      (d)          12/98                   (c)
           Tigard, Oregon                            (c)      (d)          12/98                   (c)
           Waxahachie, Texas                     13,071      1998          03/98                   (e)
           Weatherford, Texas                        (c)      (d)          12/98                   (c)
           West Sacramento, California           25,883      1997          07/97                   (e)
           Woodland, California                  27,407      1997          07/97                   (e)

     KFC Restaurant:
           Putnam, Connecticut                       (h)     1997          07/97                   (h)

     Little Lake Bryan Land:
           Orlando, Florida                           -       (q)          09/98                   (q)

     Mister Fables Restaurant:
           Grand Rapids, Michigan                52,009      1967          03/96                   (e)

     Pizza Hut Restaurants:
           Adrian, Michigan                          (f)     1989          01/96                   (f)
           Beaver, West Virginia                     (f)     1986          05/96                   (f)
           Beckley, West Virginia                    (f)     1978          05/96                   (f)
           Bedford, Ohio                             (f)     1975          01/96                   (f)
           Belle, West Virginia                      (f)     1980          05/96                   (f)
           Bluefield, West Virginia                  (f)     1986          05/96                   (f)
           Bolivar, Ohio                             (f)     1996          03/97                   (f)
           Bowling Green, Ohio                       (f)     1985          01/96                   (f)
           Bowling Green, Ohio                       (f)     1992          12/96                   (f)
           Carrolton, Ohio                           (f)     1990          03/97                   (f)
           Cleveland, Ohio                           (f)     1986          01/96                   (f)
           Cleveland, Ohio                           (f)     1978          01/96                   (f)
           Cleveland, Ohio                           (f)     1987          01/96                   (f)
           Cross Lanes, West Virginia                (f)     1990          05/96                   (f)
           Defiance, Ohio                            (f)     1977          01/96                   (f)
           Dover, Ohio                               (f)     1975          05/97                   (f)
           East Cleveland, Ohio                      (f)     1986          01/96                   (f)
           Euclid, Ohio                              (f)     1983          01/96                   (f)
           Fairview Park, Ohio                       (f)     1996          01/96                   (f)
           Huntington, West Virginia                 (f)     1978          05/96                   (f)
           Hurricane, West Virginia                  (f)     1978          05/96                   (f)
           Lambertville, Michigan                    (f)     1994          01/96                   (f)
           Marietta, Ohio                            (f)     1986          05/96                   (f)
           Mayfield Heights, Ohio                    (f)     1980          04/96                   (f)
           Middleburg Heights, Ohio                  (f)     1975          01/96                   (f)
           Millersburg, Ohio                         (f)     1989          03/97                   (f)
           Milton, West Virginia                     (f)     1986          05/96                   (f)
           Monroe, Michigan                          (f)     1994          01/96                   (f)
           New Philadelphia, Ohio                    (f)     1975          03/97                   (f)
           New Philadelphia, Ohio                    (f)     1983          03/97                   (f)
           North Olmstead, Ohio                      (f)     1976          01/96                   (f)
           Norwalk, Ohio                             (f)     1993          01/96                   (f)
           Ronceverte, West Virginia                 (f)     1991          05/96                   (f)
           Sandusky, Ohio                            (f)     1978          01/96                   (f)
           Seven Hills, Ohio                         (f)     1983          01/96                   (f)
           Steubenville, Ohio                        (f)     1983          03/97                   (f)
           Strongsville, Ohio                        (f)     1976          04/96                   (f)
           Toledo, Ohio                              (f)     1988          04/96                   (f)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                        Costs Capitalized
                                                                                                          Subsequent To
                                                                  Initial Cost                             Acquisition
                                                      ---------------------------------------  ----------------------------------
                                            Encum-                           Buildings and          Improve-           Carrying
                                           brances         Land               Improvements            ments              Costs
                                         -----------  -----------------  --------------------  -----------------   --------------
           Toledo, Ohio                       -            194,097                      -                 -                   -
           Toledo, Ohio                       -            208,480                      -                 -                   -
           Toledo, Ohio                       -            176,170                      -                 -                   -
           Toledo, Ohio                       -            197,227                      -                 -                   -
           Uhrichsville, Ohio                 -            279,779                      -                 -                   -
           Wellsburg, West Virginia           -            167,170                      -                 -                   -

     Pollo Tropical Restaurants:
           Coral Springs, Florida             -            852,746              1,108,491                 -                   -
           Davie, Florida                     -            712,865                873,395                 -                   -
           Fort Lauderdale, Florida           -            397,878                923,975                 -                   -
           Lake Worth, Florida                -            435,465                915,232                 -                   -
           Miami, Florida                     -            918,258                764,150                 -                   -
           Miami, Florida                     -            654,766              1,195,901                 -                   -
           Miami, Florida                     -            683,560                614,256                 -                   -
           Miami, Florida                     -            789,680                604,283                 -                   -
           Miami, Florida                     -            911,013              1,011,766                 -                   -
           Miami, Florida                     -          1,244,893                918,257                 -                   -
           Sunrise, Florida                   -            569,436                968,749                 -                   -

     Ponderosa Restaurants:
           Blue Springs, Missouri             -            691,797              1,136,902                 -                   -
           Johnstown, Pennsylvania            -            599,391                      -         1,159,989                   -

     Popeye's Famous Fried
        Chicken Restaurants:
           Thomasville, Georgia               -            113,780                407,429                 -                   -
           Valdosta, Georgia                  -            158,880                378,057                 -                   -

     Roadhouse Grill Restaurants:
           Brandon, Florida                   -            913,244                      -           170,962                   -
           Clearwater, Florida                -          1,336,881                      -            10,055                   -
           Jacksonville, Florida              -            369,914                      -         1,554,300                   -
           Pensacola, Florida                 -            895,539                      -           300,903                   -

     Ruby Tuesday's Restaurants:
           Coral Springs, Florida             -            698,778                      -            14,657                   -
           Lakeland, Florida                  -            574,441                742,781                 -                   -
           London, Kentucky                   -            354,415                      -                 -                   -
           Orange City, Florida               -            695,999                      -            11,089                   -
           Somerset, Kentucky                 -            545,612                      -           868,606                   -

     Ruth's Chris Steak House
        Restaurant:
           Tampa, Florida                     -          1,076,442              1,062,751                 -                   -

     Ryan's Family Steak House
        Restaurant:
           Spring Hill, Florida               -            591,371                      -         1,175,273                   -

     Shoney's Restaurants:
           Indian Harbor Beach, Florida (m)   -            309,101                      -           420,246                   -
           Las Vegas, Nevada                  -            656,263                      -                 -                   -
           Guadalupe, Arizona                 -            623,709                      -                 -                   -
           Phoenix, Arizona (p)               -            469,721                      -            85,872                   -

     Sonny's Real Pit Bar-B-Q

                                                                     Gross Amount at Which
                                                           Carried at Close of Period (b) (m) (n) (o) (p)
                                              ----------------------------------------------------------------------
                                                                   Buildings and
                                                  Land              Improvements                   Total
                                              -------------   ------------------------    ------------------------
           Toledo, Ohio                           194,097                          -                     194,097
           Toledo, Ohio                           208,480                          -                     208,480
           Toledo, Ohio                           176,170                          -                     176,170
           Toledo, Ohio                           197,227                          -                     197,227
           Uhrichsville, Ohio                     279,779                          -                     279,779
           Wellsburg, West Virginia               167,170                          -                     167,170

     Pollo Tropical Restaurants:
           Coral Springs, Florida                 852,746                  1,108,491                   1,961,237
           Davie, Florida                         712,865                    873,395                   1,586,260
           Fort Lauderdale, Florida               397,878                    923,975                   1,321,853
           Lake Worth, Florida                    435,465                    915,232                   1,350,697
           Miami, Florida                         918,258                    764,150                   1,682,408
           Miami, Florida                         654,766                  1,195,901                   1,850,667
           Miami, Florida                         683,560                    614,256                   1,297,816
           Miami, Florida                         789,680                    604,283                   1,393,963
           Miami, Florida                         911,013                  1,011,766                   1,922,779
           Miami, Florida                       1,244,893                    918,257                   2,163,150
           Sunrise, Florida                       569,436                    968,749                   1,538,185

     Ponderosa Restaurants:
           Blue Springs, Missouri                 691,797                  1,136,902                   1,828,699
           Johnstown, Pennsylvania                599,391                  1,159,989                   1,759,380

     Popeye's Famous Fried
        Chicken Restaurants:
           Thomasville, Georgia                   113,780                    407,429                     521,209
           Valdosta, Georgia                      158,880                    378,057                     536,937

     Roadhouse Grill Restaurants:
           Brandon, Florida                       913,244                    170,962                   1,084,206
           Clearwater, Florida                  1,336,881                     10,055                   1,346,936
           Jacksonville, Florida                  369,914                  1,554,300                   1,924,214
           Pensacola, Florida                     895,539                    300,903                   1,196,442

     Ruby Tuesday's Restaurants:
           Coral Springs, Florida                 698,778                     14,657                     713,435
           Lakeland, Florida                      574,441                    742,781                   1,317,222
           London, Kentucky                       354,415                         (g)                    354,415
           Orange City, Florida                   695,999                     11,089                     707,088
           Somerset, Kentucky                     545,612                    868,606                   1,414,218

     Ruth's Chris Steak House
        Restaurant:
           Tampa, Florida                       1,076,442                  1,062,751                   2,139,193

     Ryan's Family Steak House
        Restaurant:
           Spring Hill, Florida                   591,371                  1,175,273                   1,766,644

     Shoney's Restaurants:
           Indian Harbor Beach, Florida (m)       309,101                    420,246                     729,347
           Las Vegas, Nevada                      656,263                         (g)                    656,263
           Guadalupe, Arizona                     623,709                         (g)                    623,709
           Phoenix, Arizona (p)                   469,721                     85,872                     555,593

     Sonny's Real Pit Bar-B-Q

                                                                                                  Life on Which
                                                                                                  Depreciation in
                                                                   Date                             Latest Income
                                                 Accumulated      of Con-         Date              Statement is
                                                Depreciation    struction      Acquired               Computed
                                               --------------  ------------  -------------    -----------------------
           Toledo, Ohio                                 (f)     1993          12/96                   (f)
           Toledo, Ohio                                 (f)     1975          01/96                   (f)
           Toledo, Ohio                                 (f)     1985          01/96                   (f)
           Toledo, Ohio                                 (f)     1978          01/96                   (f)
           Uhrichsville, Ohio                           (f)     1983          03/97                   (f)
           Wellsburg, West Virginia                     (f)     1980          03/97                   (f)

     Pollo Tropical Restaurants:
           Coral Springs, Florida                    9,339      1994          09/98                   (e)
           Davie, Florida                            7,358      1993          09/98                   (e)
           Fort Lauderdale, Florida                  7,784      1996          09/98                   (e)
           Lake Worth, Florida                       7,711      1994          09/98                   (e)
           Miami, Florida                            6,996      1995          09/98                   (e)
           Miami, Florida                           10,949      1994          09/98                   (e)
           Miami, Florida                            5,624      1995          09/98                   (e)
           Miami, Florida                            5,532      1995          09/98                   (e)
           Miami, Florida                            9,263      1993          09/98                   (e)
           Miami, Florida                              755      1994          12/98                   (e)
           Sunrise, Florida                          8,161      1994          09/98                   (e)

     Ponderosa Restaurants:
           Blue Springs, Missouri                   17,677      1997          07/98                   (e)
           Johnstown, Pennsylvania                   4,131      1998          06/98                   (e)

     Popeye's Famous Fried
        Chicken Restaurants:
           Thomasville, Georgia                      3,432      1998          09/98                   (e)
           Valdosta, Georgia                         3,703      1998          09/98                   (e)

     Roadhouse Grill Restaurants:
           Brandon, Florida                             (c)      (d)          11/98                   (c)
           Clearwater, Florida                          (c)      (d)          12/98                   (c)
           Jacksonville, Florida                     3,265      1998          09/98                   (e)
           Pensacola, Florida                           (c)      (d)          07/98                   (c)

     Ruby Tuesday's Restaurants:
           Coral Springs, Florida                       (c)      (d)          11/98                   (c)
           Lakeland, Florida                         2,985      1998          11/98                   (e)
           London, Kentucky                             (h)     1997          08/97                   (h)
           Orange City, Florida                         (c)      (d)          12/98                   (c)
           Somerset, Kentucky                       14,060      1998          03/98                   (e)

     Ruth's Chris Steak House
        Restaurant:
           Tampa, Florida                           55,661      1996          06/97                   (e)

     Ryan's Family Steak House
        Restaurant:
           Spring Hill, Florida                     77,681      1996          09/96                   (e)

     Shoney's Restaurants:
           Indian Harbor Beach, Florida (m)         25,320      1997          01/97                   (e)
           Las Vegas, Nevada                            (h)     1997          08/97                   (h)
           Guadalupe, Arizona                           (h)     1997          04/97                   (h)
           Phoenix, Arizona (p)                         (c)      (d)          03/98                   (c)

     Sonny's Real Pit Bar-B-Q

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                        Costs Capitalized
                                                                                                          Subsequent To
                                                                  Initial Cost                             Acquisition
                                                     ----------------------------------------- ----------------------------------

                                            Encum-                           Buildings and          Improve-         Carrying
                                           brances         Land               Improvements            ments            Costs
                                         ----------- ------------------ ---------------------- -----------------   --------------
        Restaurants:
           Athens, Georgia                    -            628,688                962,524                 -                   -
           Conyers, Georgia                   -            371,021                593,171                 -                   -
           Doraville, Georgia                 -            585,461                812,822                 -                   -
           Jonesboro, Georgia                 -            478,006                679,114                 -                   -
           Marietta, Georgia                  -            527,572                870,710                 -                   -
           Norcross, Georgia                  -            734,105                961,287                 -                   -
           Smyrna, Georgia                    -            634,379                643,323                 -                   -

     Steak and Ale Restaurants:
           Altamonte Springs, Florida         -          1,006,396                690,731                 -                   -
           Austin, Texas                      -            705,557                      -                 -                   -
           Birmingham, Alabama                -            715,432                      -                 -                   -
           College Park, Georgia              -            802,361                      -                 -                   -
           Conroe, Texas                      -            590,733                      -                 -                   -
           Greenville, South Carolina         -            670,594                      -                 -                   -
           Houston, Texas                     -            776,694                      -                 -                   -
           Houston, Texas                     -            964,354                      -                 -                   -
           Huntsville, Alabama                -            641,125                      -                 -                   -
           Jacksonville, Florida              -            670,491                      -                 -                   -
           Maitland, Florida                  -            684,164                      -                 -                   -
           Memphis, Tennessee                 -            810,316                798,412                 -                   -
           Mesquite, Texas                    -            592,342                      -                 -                   -
           Miami, Florida                     -            594,142                      -                 -                   -
           Middletown, New Jersey             -            933,759                763,368                 -                   -
           Norcorss, Georgia                  -            740,132                      -                 -                   -
           Orlando, Florida                   -            922,679                725,256                 -                   -
           Palm Harbor, Florida               -            487,021                      -                 -                   -
           Pensacola, Florida                 -            354,419                      -                 -                   -
           Tulsa, Oklahoma                    -            433,713                      -                 -                   -

     Taco Bell Restaurants:
           Livingston, Tennessee              -            212,438                      -                 -                   -
           Saint Louis, Missouri              -            308,915                351,160                 -                   -
           Saint Louis, Missouri              -            349,637                      -                 -                   -

     TGI Friday's Restaurants:
           El Paso, Texas                     -            599,160                      -                 -                   -
           Independence, Missouri             -            857,404                      -           896,945                   -
           Mesa, Arizona                      -            914,342                      -                 -                   -
           San Diego, California              -          2,386,592                      -         1,432,281                   -

     TropiGrill Restaurants:
           Altamonte Springs, Florida         -            548,886                700,856                 -                   -
           Orlando, Florida                   -            618,372                631,370                 -                   -

     Tumbleweed Southwest Mesquite
        Bar & Grill Restaurants:
           Clarksville, Tennessee             -            608,642                      -                 -                   -
           Cookeville, Tennessee              -            511,084                      -                 -                   -
           Hermitage, Tennessee               -            519,259                      -           939,819                   -
           Lawrence, Kansas                   -            493,489                      -                 -                   -
           Murfreesboro, Tennessee            -            514,900                      -                 -                   -
           Nashville, Tennessee               -            420,176                      -                 -                   -

     Wendy's Old Fashioned
        Hamburgers Restaurants:

                                                                        Gross Amount at Which
                                                            Carried at close of Period (b) (m) (n) (o) (p)
                                                    ---------------------------------------------------------------
                                                                           Buildings and
                                                       Land                Improvements                    Total
                                                    -----------         ------------------              -----------
        Restaurants:
           Athens, Georgia                            628,688                 962,524                   1,591,212
           Conyers, Georgia                           371,021                 593,171                     964,192
           Doraville, Georgia                         585,461                 812,822                   1,398,283
           Jonesboro, Georgia                         478,006                 679,114                   1,157,120
           Marietta, Georgia                          527,572                 870,710                   1,398,282
           Norcross, Georgia                          734,105                 961,287                   1,695,392
           Smyrna, Georgia                            634,379                 643,323                   1,277,702

     Steak and Ale Restaurants:
           Altamonte Springs, Florida               1,006,396                 690,731                   1,697,127
           Austin, Texas                              705,557                      (g)                    705,557
           Birmingham, Alabama                        715,432                      (g)                    715,432
           College Park, Georgia                      802,361                      (g)                    802,361
           Conroe, Texas                              590,733                      (g)                    590,733
           Greenville, South Carolina                 670,594                      (g)                    670,594
           Houston, Texas                             776,694                      (g)                    776,694
           Houston, Texas                             964,354                      (g)                    964,354
           Huntsville, Alabama                        641,125                      (g)                    641,125
           Jacksonville, Florida                      670,491                      (g)                    670,491
           Maitland, Florida                          684,164                      (g)                    684,164
           Memphis, Tennessee                         810,316                 798,412                   1,608,728
           Mesquite, Texas                            592,342                      (g)                    592,342
           Miami, Florida                             594,142                      (g)                    594,142
           Middletown, New Jersey                     933,759                 763,368                   1,697,127
           Norcorss, Georgia                          740,132                      (g)                    740,132
           Orlando, Florida                           922,679                 725,256                   1,647,935
           Palm Harbor, Florida                       487,021                      (g)                    487,021
           Pensacola, Florida                         354,419                      (g)                    354,419
           Tulsa, Oklahoma                            433,713                      (g)                    433,713

     Taco Bell Restaurants:
           Livingston, Tennessee                      212,438                      (g)                    212,438
           Saint Louis, Missouri                      308,915                 351,160                     660,075
           Saint Louis, Missouri                      349,637                      (g)                    349,637

     TGI Friday's Restaurants:
           El Paso, Texas                             599,160                      (g)                    599,160
           Independence, Missouri                     857,404                 896,945                   1,754,349
           Mesa, Arizona                              914,342                      (g)                    914,342
           San Diego, California                    2,386,592               1,432,281                   3,818,873

     TropiGrill Restaurants:
           Altamonte Springs, Florida                 548,886                 700,856                   1,249,742
           Orlando, Florida                           618,372                 631,370                   1,249,742

     Tumbleweed Southwest Mesquite
        Bar & Grill Restaurants:
           Clarksville, Tennessee                     608,642                      (g)                    608,642
           Cookeville, Tennessee                      511,084                      (g)                    511,084
           Hermitage, Tennessee                       519,259                 939,819                   1,459,078
           Lawrence, Kansas                           493,489                      (g)                    493,489
           Murfreesboro, Tennessee                    514,900                      (g)                    514,900
           Nashville, Tennessee                       420,176                      (g)                    420,176

     Wendy's Old Fashioned
        Hamburgers Restaurants:

                                                                                              Life on Which
                                                                                             Depreciation in
                                                               Date                            Latest Income
                                             Accumulated      of Con-         Date              Statement is
                                             Depreciation    struction      Acquired             Computed
                                           --------------  ------------   ------------    -----------------------
        Restaurants:
           Athens, Georgia                         18,591      1981          06/98                   (e)
           Conyers, Georgia                        11,457      1994          06/98                   (e)
           Doraville, Georgia                      15,700      1990          06/98                   (e)
           Jonesboro, Georgia                      13,117      1988          06/98                   (e)
           Marietta, Georgia                       16,818      1988          06/98                   (e)
           Norcross, Georgia                       18,567      1986          06/98                   (e)
           Smyrna, Georgia                         12,426      1981          06/98                   (e)

     Steak and Ale Restaurants:
           Altamonte Springs, Florida              12,506      1979          06/98                   (e)
           Austin, Texas                               (h)     1969          06/98                   (h)
           Birmingham, Alabama                         (h)     1993          06/98                   (h)
           College Park, Georgia                       (h)     1973          06/98                   (h)
           Conroe, Texas                               (h)     1993          06/98                   (h)
           Greenville, South Carolina                  (h)     1976          06/98                   (h)
           Houston, Texas                              (h)     1972          06/98                   (h)
           Houston, Texas                              (h)     1973          06/98                   (h)
           Huntsville, Alabama                         (h)     1974          06/98                   (h)
           Jacksonville, Florida                       (h)     1977          06/98                   (h)
           Maitland, Florida                           (h)     1969          06/98                   (h)
           Memphis, Tennessee                       1,021      1979          12/98                   (e)
           Mesquite, Texas                             (h)     1988          06/98                   (h)
           Miami, Florida                              (h)     1974          06/98                   (h)
           Middletown, New Jersey                  13,821      1985          06/98                   (e)
           Norcorss, Georgia                           (h)     1984          12/98                   (h)
           Orlando, Florida                        13,131      1978          06/98                   (e)
           Palm Harbor, Florida                        (h)     1983          06/98                   (h)
           Pensacola, Florida                          (h)     1978          06/98                   (h)
           Tulsa, Oklahoma                             (h)     1969          06/98                   (h)

     Taco Bell Restaurants:
           Livingston, Tennessee                       (h)     1998          07/98                   (h)
           Saint Louis, Missouri                    2,341      1991          10/98                   (e)
           Saint Louis, Missouri                       (h)     1991          10/98                   (h)

     TGI Friday's Restaurants:
           El Paso, Texas                              (h)     1992          08/98                   (h)
           Independence, Missouri                      (c)      (d)          11/98                   (c)
           Mesa, Arizona                               (h)     1997          09/97                   (h)
           San Diego, California                       (c)      (d)          11/98                   (c)

     TropiGrill Restaurants:
           Altamonte Springs, Florida               5,904      1994          09/98                   (e)
           Orlando, Florida                         5,320      1994          09/98                   (e)

     Tumbleweed Southwest Mesquite
        Bar & Grill Restaurants:
           Clarksville, Tennessee                      (h)     1998          02/98                   (h)
           Cookeville, Tennessee                       (h)     1994          08/97                   (h)
           Hermitage, Tennessee                        (c)      (d)          02/98                   (c)
           Lawrence, Kansas                            (h)     1994          08/97                   (h)
           Murfreesboro, Tennessee                     (h)     1995          08/97                   (h)
           Nashville, Tennessee                        (h)     1978          08/97                   (h)

     Wendy's Old Fashioned
        Hamburgers Restaurants:

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                             Costs Capitalized
                                                                                                               Subsequent To
                                                                                   Initial Cost                 Acquisition
                                                               ----------------------------------  -------------------------------
                                                    Encum-                         Buildings and       Improve-         Carrying
                                                   brances           Land           Improvements        ments            Costs
                                                   ----------  ---------------  -----------------  ----------------   ------------
           Camarillo, California                      -               640,066                  -           688,918              -
           Knoxville, Tennessee                       -               358,027                  -           444,622              -
           Knoxville, Tennessee                       -               555,886                  -           435,037              -
           Westlake Village, California               -               842,158                  -           622,125              -
                                                               ---------------  -----------------  ----------------   ------------
                                                                 $210,451,742        $93,495,475       $96,246,433              -
                                                               ===============  =================  ================   ============

Property of Joint Venture in Which
     the Company has a 55.38% Interest and
     has Invested in Under an Operating Lease:

     Bennigan's Restaurant:
           Orlando, Florida                           -              $706,411                  -        $1,508,767              -
                                                               ===============  =================  ================   ============
Properties the Company
     has Invested in Under
     Direct Financing Leases:

     Applebee's Restaurants:
           Salinas, California                        -                     -                  -           794,058              -
           Tullahoma, Tennessee                       -               324,362          1,009,364                 -              -

     Arby's Restaurants:
           Grand Rapids, Michigan (k)                 -                     -                  -           957,945              -

     Bennigan's Restaurants:
           Bedford, Texas                             -                     -            954,774                 -              -
           Clearwater, Florida                        -                     -          1,043,049                 -              -
           Colorado Springs, Colorado                 -                     -            902,872                 -              -
           Englewood, Colorado                        -                     -          1,131,082                 -              -
           Florham Park, New Jersey                   -                     -          1,092,401                 -              -
           Houston, Texas                             -                     -            985,394                 -              -
           Jacksonville, Florida                      -                     -            819,356                 -              -
           Jacksonville, Florida                      -                     -          1,061,339                 -              -
           North Richland Hills, Texas                -                     -            983,252                 -              -
           Oklahoma City, Oklahoma                    -                     -          1,015,084                 -              -
           Pensacola, Florida                         -                     -            980,438                 -              -
           Saint Louis Park, Minnesota                -                     -          1,280,033                 -              -
           Tampa, Florida                             -                     -          1,312,146                 -              -
           Winston-Salem, North Carolina              -               247,828            992,551                 -              -
           Woodridge, Illinois                        -                     -            991,688                 -              -

     Black-eyed Pea Restaurant:
           Albuquerque, New Mexico                    -                     -            705,746                 -              -
           Albuquerque, New Mexico                    -                     -            704,757                 -              -
           Bedford, Texas                             -                     -            655,028                 -              -
           Dallas, Texas                              -                     -            655,011                 -              -
           Dallas, Texas                              -                     -            698,827                 -              -
           Forestville, Maryland                      -                     -            681,034                 -              -
           Fort Worth, Texas                          -                     -            655,014                 -              -
           Hillsboro, Texas                           -                     -                  -           811,120              -
           Houston, Texas                             -                     -            685,977                 -              -
           Mesa, Arizona                              -                     -            906,740                 -              -
           Oklahoma City, Oklahoma                    -                     -            651,523                 -              -
           Phoenix, Arizona                           -                     -            677,681                 -              -


                                                                                Gross Amount at Which
                                                                     Carried at Close of Period (b) (m) (n) (o) (p)
                                                   -------------------------------------------------------------------------------
                                                                                   Buildings and
                                                            Land                   Improvements                    Total
                                                   ------------------------   ------------------------    ------------------------
           Camarillo, California                                   640,066                    688,918                   1,328,984
           Knoxville, Tennessee                                    358,027                    444,622                     802,649
           Knoxville, Tennessee                                    555,886                    435,037                     990,923
           Westlake Village, California                            842,158                    622,125                   1,464,283
                                                   ------------------------   ------------------------    ------------------------
                                                              $210,451,742               $189,741,908                $400,193,650
                                                   ========================   ========================    ========================

Property of Joint Venture in Which
     the Company has a 55.38% Interest and
     has Invested in Under an Operating Lease:

     Bennigan's Restaurant:
           Orlando, Florida                                       $706,411                 $1,508,767                  $2,215,178
                                                   ========================   ========================    ========================

Properties the Company
     has Invested in Under
     Direct Financing Leases:

     Applebee's Restaurants:
           Salinas, California                                          (g)                        (g)                         (g)
           Tullahoma, Tennessee                                         (g)                        (g)                         (g)

     Arby's Restaurants:
           Grand Rapids, Michigan (k)                                   (g)                        (g)                         (g)

     Bennigan's Restaurants:
           Bedford, Texas                                               (g)                        (g)                         (g)
           Clearwater, Florida                                          (g)                        (g)                         (g)
           Colorado Springs, Colorado                                   (g)                        (g)                         (g)
           Englewood, Colorado                                          (g)                        (g)                         (g)
           Florham Park, New Jersey                                     (g)                        (g)                         (g)
           Houston, Texas                                               (g)                        (g)                         (g)
           Jacksonville, Florida                                        (g)                        (g)                         (g)
           Jacksonville, Florida                                        (g)                        (g)                         (g)
           North Richland Hills, Texas                                  (g)                        (g)                         (g)
           Oklahoma City, Oklahoma                                      (g)                        (g)                         (g)
           Pensacola, Florida                                           (g)                        (g)                         (g)
           Saint Louis Park, Minnesota                                  (g)                        (g)                         (g)
           Tampa, Florida                                               (g)                        (g)                         (g)
           Winston-Salem, North Carolina                                (g)                        (g)                         (g)
           Woodridge, Illinois                                          (g)                        (g)                         (g)

     Black-eyed Pea Restaurant:
           Albuquerque, New Mexico                                      (j)                        (g)                         (g)
           Albuquerque, New Mexico                                      (j)                        (g)                         (g)
           Bedford, Texas                                               (j)                        (g)                         (g)
           Dallas, Texas                                                (j)                        (g)                         (g)
           Dallas, Texas                                                (j)                        (g)                         (g)
           Forestville, Maryland                                        (j)                        (g)                         (g)
           Fort Worth, Texas                                            (j)                        (g)                         (g)
           Hillsboro, Texas                                             (g)                        (g)                         (g)
           Houston, Texas                                               (j)                        (g)                         (g)
           Mesa, Arizona                                                (g)                        (g)                         (g)
           Oklahoma City, Oklahoma                                      (j)                        (g)                         (g)
           Phoenix, Arizona                                             (j)                        (g)                         (g)

                                                                                                          Life on Which
                                                                                                         Depreciation in
                                                                         Date                             Latest Income
                                                   Accumulated          of Con-         Date              Statement is
                                                   Depreciation        struction      Acquired              Computed
                                             -----------------------  ------------  -------------    ------------------------
           Camarillo, California                             55,508      1996          06/96                   (e)
           Knoxville, Tennessee                              33,124      1996          05/96                   (e)
           Knoxville, Tennessee                               5,135      1998          06/98                   (e)
           Westlake Village, California                      12,870      1998          11/97                   (e)
                                             -----------------------
                                                         $6,242,782
                                             =======================

Property of Joint Venture in Which
     the Company has a 55.38% Interest and
     has Invested in Under an Operating Lease:

     Bennigan's Restaurant:
           Orlando, Florida                                  $7,304      1998          06/98                   (e)
                                             =======================

Properties the Company
     has Invested in Under
     Direct Financing Leases:

     Applebee's Restaurants:
           Salinas, California                                   (h)     1997          09/96                   (h)
           Tullahoma, Tennessee                                  (i)     1995          08/98                   (i)

     Arby's Restaurants:
           Grand Rapids, Michigan (k)                            (h)     1995          08/95                   (h)

     Bennigan's Restaurants:
           Bedford, Texas                                        (h)     1986          06/98                   (h)
           Clearwater, Florida                                   (h)     1979          06/98                   (h)
           Colorado Springs, Colorado                            (h)     1979          06/98                   (h)
           Englewood, Colorado                                   (h)     1984          06/98                   (h)
           Florham Park, New Jersey                              (h)     1983          06/98                   (h)
           Houston, Texas                                        (h)     1979          06/98                   (h)
           Jacksonville, Florida                                 (h)     1983          06/98                   (h)
           Jacksonville, Florida                                 (h)     1981          06/98                   (h)
           North Richland Hills, Texas                           (h)     1979          06/98                   (h)
           Oklahoma City, Oklahoma                               (h)     1986          06/98                   (h)
           Pensacola, Florida                                    (h)     1983          06/98                   (h)
           Saint Louis Park, Minnesota                           (h)     1976          06/98                   (h)
           Tampa, Florida                                        (h)     1980          06/98                   (h)
           Winston-Salem, North Carolina                         (i)     1982          06/98                   (i)
           Woodridge, Illinois                                   (h)     1987          12/98                   (h)

     Black-eyed Pea Restaurant:
           Albuquerque, New Mexico                               (h)     1993          10/97                   (h)
           Albuquerque, New Mexico                               (h)     1993          10/97                   (h)
           Bedford, Texas                                        (h)     1993          03/97                   (h)
           Dallas, Texas                                         (h)     1996          03/97                   (h)
           Dallas, Texas                                         (h)     1991          10/97                   (h)
           Forestville, Maryland                                 (h)     1989          10/97                   (h)
           Fort Worth, Texas                                     (h)     1991          03/97                   (h)
           Hillsboro, texas                                      (h)     1996          06/96                   (h)
           Houston, Texas                                        (h)     1990          10/97                   (h)
           Mesa, Arizona                                         (h)     1994          09/97                   (h)
           Oklahoma City, Oklahoma                               (h)     1992          03/97                   (h)
           Phoenix, Arizona                                      (h)     1991          09/97                   (h)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998


                                                                                                            Costs Capitalized
                                                                                                               Subsequent To
                                                                                   Initial Cost                 Acquisition
                                                               -------------------------------------------------------------------
                                                    Encum-                         Buildings and       Improve-         Carrying
                                                    brances          Land           Improvements        ments             Costs
                                                 ------------- ----------------- ----------------------------------   ------------
           Phoenix, Arizona                           -                     -            677,805                 -              -
           Phoenix, Arizona                           -                     -            682,141                 -              -
           Scottsdale, Arizona                        -                     -                  -           823,188              -
           Tucson, Arizona                            -                     -            678,333                 -              -
           Waco, Texas                                -                     -            699,815                 -              -
           Wichita, Kansas                            -                     -            698,827                 -              -

     Burger King Restaurant:
           Atlanta, Georgia                           -                     -            609,693                 -              -

     Darryl's Restaurants:
           Evansville, Indiana                        -                     -            974,401                 -              -
           Knoxville, Tennessee                       -                     -            709,047                 -              -
           Louisville, Kentucky                       -                     -            915,201                 -              -
           Mobile, Alabama                            -                     -          1,009,042                 -              -
           Montgomery, Alabama                        -                     -            952,382                 -              -
           Nashville, Tennessee                       -                     -            736,400                 -              -
           Pensacola, Florida                         -                     -            725,709                 -              -
           Richmond, Virginia                         -                     -            775,617                 -              -
           Richmond, Virginia                         -                     -            650,175                 -              -
           Winston-Salem, North Carolina              -                     -            812,752                 -              -

     Denny's Restaurants:
           McKinney, Texas                            -                     -                  -           655,052              -
           Tampa, Florida                             -                     -                  -           715,957              -

                                                                              Gross Amount at Which
                                                                  Carried at Close of Period (b) (m) (n) (o) (p)
                                                  ------------------------------------------------------------------------------
                                                                                   Buildings and
                                                           Land                    Improvements                   Total
                                                  ------------------------   ------------------------    -----------------------
           Phoenix, Arizona                                        (j)                        (g)                         (g)
           Phoenix, Arizona                                        (j)                        (g)                         (g)
           Scottsdale, Arizona                                     (j)                        (g)                         (g)
           Tucson, Arizona                                         (j)                        (g)                         (g)
           Waco, Texas                                             (j)                        (g)                         (g)
           Wichita, Kansas                                         (j)                        (g)                         (g)

     Burger King Restaurant:
           Atlanta, Georgia                                        (g)                        (g)                         (g)

     Darryl's Restaurants:
           Evansville, Indiana                                     (g)                        (g)                         (g)
           Knoxville, Tennessee                                    (g)                        (g)                         (g)
           Louisville, Kentucky                                    (g)                        (g)                         (g)
           Mobile, Alabama                                         (g)                        (g)                         (g)
           Montgomery, Alabama                                     (g)                        (g)                         (g)
           Nashville, Tennessee                                    (g)                        (g)                         (g)
           Pensacola, Florida                                      (g)                        (g)                         (g)
           Richmond, Virginia                                      (g)                        (g)                         (g)
           Richmond, Virginia                                      (g)                        (g)                         (g)
           Winston-Salem, North Carolina                           (g)                        (g)                         (g)

     Denny's Restaurants:
           McKinney, Texas                                         (g)                        (g)                         (g)
           Tampa, Florida                                          (g)                        (g)                         (g)

                                                                                                            Life on Which
                                                                                                           Depreciation in
                                                                          Date                              Latest Income
                                                      Accumulated        of Con-         Date               Statement is
                                                      Depreciation      struction      Acquired               Computed
                                                   ------------------  ------------  -------------    ------------------------
           Phoenix, Arizona                              (h)                 1993          09/97                   (h)
           Phoenix, Arizona                              (h)                 1994          09/97                   (h)
           Scottsdale, Arizona                           (h)                 1997          04/97                   (h)
           Tucson, Arizona                               (h)                 1995          09/97                   (h)
           Waco, Texas                                   (h)                 1991          10/97                   (h)
           Wichita, Kansas                               (h)                 1992          10/97                   (h)

     Burger King Restaurant:
           Atlanta, Georgia                              (h)                 1998          06/98                   (h)

     Darryl's Restaurants:
           Evansville, Indiana                           (h)                 1983          06/97                   (h)
           Knoxville, Tennessee                          (h)                 1983          06/97                   (h)
           Louisville, Kentucky                          (h)                 1983          06/97                   (h)
           Mobile, Alabama                               (h)                 1983          06/97                   (h)
           Montgomery, Alabama                           (h)                 1984          06/97                   (h)
           Nashville, Tennessee                          (h)                 1981          06/97                   (h)
           Pensacola, Florida                            (h)                 1983          06/97                   (h)
           Richmond, Virginia                            (h)                 1982          06/97                   (h)
           Richmond, Virginia                            (h)                 1982          06/97                   (h)
           Winston-Salem, North Carolina                 (h)                 1978          06/97                   (h)

     Denny's Restaurants:
           McKinney, Texas                               (h)                 1996          06/96                   (h)
           Tampa, Florida                                (h)                 1997          02/97                   (h)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                                           Costs Capitalized
                                                                                                              Subsequent To
                                                                           Initial Cost                       Acquisition
                                                               ------------------------------    ----------------------------------
                                                    Encum-                         Buildings and       Improve-         Carrying
                                                    brances         Land           Improvements         ments            Costs
                                                 ------------- ----------------- ----------------  ---------------   ------------
     Golden Corral Family
        Steakhouse Restaurants:
           Brooklyn, Ohio                             -                     -          1,044,311                 -              -
           Eastlake, Ohio                             -               256,332          1,473,307                 -              -

     International House of
        Pancakes Restaurants:
           Anderson, South Carolina                   -                     -            957,414                 -              -
           Crestwood, Illinois                        -                     -            935,262                 -              -
           Elk Grove, California                      -                     -          1,039,584                 -              -
           Hollywood, California                      -                     -            994,845                 -              -
           Loveland, Colorado                         -                     -            963,597                 -              -
           Maryville, Tennessee                       -               243,825            963,231                 -              -
           Victoria, Texas                            -                     -            814,015                 -              -

     KFC Restaurant:
           Putnam, Connecticut                        -                     -            530,846                 -              -

     On the Border Restaurant:
           San Antonio, Texas                         -                     -                  -         1,305,217              -

     Popeye's Famous Fried
        Chicken Restaurant:
           Starke, Florida                            -               208,910                  -           427,067              -

     Ruby Tuesday's Restaurant:
           London, Kentucky                           -                     -                  -           845,249              -

     Shoney's Restaurants:
           Guadalupe, Arizona                         -                     -                  -           949,343              -
           Las Vegas, Nevada                          -                     -                  -         1,184,901              -

     Steak and Ale Restaurants:
           Austin, texas                              -                     -            745,609                 -              -
           Birmingham, Alabama                        -                     -            681,623                 -              -
           College Park, Georgia                      -                     -            909,525                 -              -
           Conroe, Texas                              -                     -          1,032,606                 -              -
           Greenville, South Carolina                 -                     -          1,180,342                 -              -
           Houston, Texas                             -                     -          1,092,606                 -              -
           Houston, Texas                             -                     -            978,733                 -              -
           Huntsville, Alabama                        -                     -            810,041                 -              -
           Jacksonville, Florida                      -                     -            879,060                 -              -
           Maitland, Florida                          -                     -            791,599                 -              -
           Mesquite, Texas                            -                     -            908,017                 -              -
           Miami, Florida                             -                     -          1,176,774                 -              -
           Norcorss, Georgia                          -                     -            966,814                 -              -
           Palm Harbor, Florida                       -                     -            816,569                 -              -
           Pensacola, Florida                         -                     -            826,191                 -              -
           Tulsa, Oklahoma                            -                     -          1,067,543                 -              -

     Taco Bell Restaurants:
           Livingston, Tennessee                      -                     -                  -           436,198              -
           Saint Louis, Missouri                      -                     -            471,686                 -              -

     TGI Friday's Restaurants:
           El Paso, Texas                             -                     -          1,089,566                 -              -
           Mesa, Arizona                              -                     -                  -         1,440,217              -

                                                                          Gross Amount at Which
                                                               Carried at Close of Period (b) (m) (n) (o) (p)
                                                ------------------------------------------------------------------------------
                                                                                Buildings and
                                                        Land                    Improvements                    Total
                                               ------------------------   ------------------------    -----------------------
     Golden Corral Family
        Steakhouse Restaurants:
           Brooklyn, Ohio                                        (j)                        (g)                         (g)
           Eastlake, Ohio                                        (g)                        (g)                         (g)

     International House of
        Pancakes Restaurants:
           Anderson, South Carolina                              (j)                        (g)                         (g)
           Crestwood, Illinois                                   (j)                        (g)                         (g)
           Elk Grove, California                                 (g)                        (g)                         (g)
           Hollywood, California                                 (g)                        (g)                         (g)
           Loveland, Colorado                                    (g)                        (g)                         (g)
           Maryville, Tennessee                                  (g)                        (g)                         (g)
           Victoria, Texas                                       (g)                        (g)                         (g)

     KFC Restaurant:
           Putnam, Connecticut                                   (g)                        (g)                         (g)

     On the Border Restaurant:
           San Antonio, Texas                                    (j)                        (g)                         (g)

     Popeye's Famous Fried
        Chicken Restaurant:
           Starke, Florida                                       (g)                        (g)                         (g)

     Ruby Tuesday's Restaurant:
           London, Kentucky                                      (g)                        (g)                         (g)

     Shoney's Restaurants:
           Guadalupe, Arizona                                    (g)                        (g)                         (g)
           Las Vegas, Nevada                                     (g)                        (g)                         (g)

     Steak and Ale Restaurants:
           Austin, texas                                         (g)                        (g)                         (g)
           Birmingham, Alabama                                   (g)                        (g)                         (g)
           College Park, Georgia                                 (g)                        (g)                         (g)
           Conroe, Texas                                         (g)                        (g)                         (g)
           Greenville, South Carolina                            (g)                        (g)                         (g)
           Houston, Texas                                        (g)                        (g)                         (g)
           Houston, Texas                                        (g)                        (g)                         (g)
           Huntsville, Alabama                                   (g)                        (g)                         (g)
           Jacksonville, Florida                                 (g)                        (g)                         (g)
           Maitland, Florida                                     (g)                        (g)                         (g)
           Mesquite, Texas                                       (g)                        (g)                         (g)
           Miami, Florida                                        (g)                        (g)                         (g)
           Norcorss, Georgia                                     (g)                        (g)                         (g)
           Palm Harbor, Florida                                  (g)                        (g)                         (g)
           Pensacola, Florida                                    (g)                        (g)                         (g)
           Tulsa, Oklahoma                                       (g)                        (g)                         (g)

     Taco Bell Restaurants:
           Livingston, Tennessee                                 (g)                        (g)                         (g)
           Saint Louis, Missouri                                 (g)                        (g)                         (g)

     TGI Friday's Restaurants:
           El Paso, Texas                                        (g)                        (g)                         (g)
           Mesa, Arizona                                         (g)                        (g)                         (g)


                                                                                                            Life on Which
                                                                                                           Depreciation in
                                                                           Date                             Latest Income
                                                      Accumulated         of Con-        Date               Statement is
                                                      Depreciation       struction     Acquired               Computed
                                                   ------------------  ------------  -------------    ------------------------
     Golden Corral Family
        Steakhouse Restaurants:
           Brooklyn, Ohio                                      (h)           1995          08/96                   (h)
           Eastlake, Ohio                                      (i)           1996          12/96                   (i)

     International House of
        Pancakes Restaurants:
           Anderson, South Carolina                            (h)           1997          10/98                   (h)
           Crestwood, Illinois                                 (h)           1996          11/98                   (h)
           Elk Grove, California                               (h)           1997          08/97                   (h)
           Hollywood, California                               (h)           1996          06/98                   (h)
           Loveland, Colorado                                  (h)           1997          08/97                   (h)
           Maryville, Tennessee                                (i)           1997          12/98                   (i)
           Victoria, Texas                                     (h)           1997          08/97                   (h)

     KFC Restaurant:
           Putnam, Connecticut                                 (h)           1997          07/97                   (h)

     On the Border Restaurant:
           San Antonio, Texas                                  (h)           1997          10/97                   (h)

     Popeye's Famous Fried
        Chicken Restaurant:
           Starke, Florida                                     (i)           1997          05/97                   (i)

     Ruby Tuesday's Restaurant:
           London, Kentucky                                    (h)           1997          08/97                   (h)

     Shoney's Restaurants:
           Guadalupe, Arizona                                  (h)           1997          04/97                   (h)
           Las Vegas, Nevada                                   (h)           1997          08/97                   (h)

     Steak and Ale Restaurants:
           Austin, texas                                       (h)           1969          06/98                   (h)
           Birmingham, Alabama                                 (h)           1993          06/98                   (h)
           College Park, Georgia                               (h)           1973          06/98                   (h)
           Conroe, Texas                                       (h)           1993          06/98                   (h)
           Greenville, South Carolina                          (h)           1976          06/98                   (h)
           Houston, Texas                                      (h)           1972          06/98                   (h)
           Houston, Texas                                      (h)           1973          06/98                   (h)
           Huntsville, Alabama                                 (h)           1974          06/98                   (h)
           Jacksonville, Florida                               (h)           1977          06/98                   (h)
           Maitland, Florida                                   (h)           1969          06/98                   (h)
           Mesquite, Texas                                     (h)           1988          06/98                   (h)
           Miami, Florida                                      (h)           1974          06/98                   (h)
           Norcorss, Georgia                                   (h)           1984          12/98                   (h)
           Palm Harbor, Florida                                (h)           1983          06/98                   (h)
           Pensacola, Florida                                  (h)           1978          06/98                   (h)
           Tulsa, Oklahoma                                     (h)           1969          06/98                   (h)

     Taco Bell Restaurants:
           Livingston, Tennessee                               (h)           1998          07/98                   (h)
           Saint Louis, Missouri                               (h)           1991          10/98                   (h)

     TGI Friday's Restaurants:
           El Paso, Texas                                      (h)           1992          08/98                   (h)
           Mesa, Arizona                                       (h)           1997          09/97                   (h)

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                                                            Costs Capitalized
                                                                                                               Subsequent To
                                                                          Initial Cost                         Acquisition
                                                               -------------------------------------------------------------------
                                                    Encum-                         Buildings and       Improve-          Carrying
                                                   brances           Land           Improvements        ments              Costs
                                                 ------------- ----------------- ----------------------------------   ------------
     Tumbleweed Southwest Mesquite
        Bar & Grill Restaurants:
           Clarksville, Tennessee                     -                     -                  -           937,562              -
           Cookeville, Tennessee                      -                     -          1,029,717                 -              -
           Hendersonville, Tennessee                  -                     -            782,282                 -              -
           Lawrence, Kansas                           -                     -          1,022,607                 -              -
           Murfreesboro, Tennessee                    -                     -            976,699                 -              -
           Nashville, Tennessee                       -                     -            949,367                 -              -

     Wendy's Old Fashioned
        Hamburgers Restaurants:
           Carmel Mountain, California                -                     -            594,856                 -              -
           Knoxville, Tennessee                       -                     -                  -           453,380              -
           San Diego, California                      -                     -                  -           590,058              -
           Sevierville, Tennessee                     -                     -                  -           531,726              -
           Seymour, Tennessee                         -                     -                  -           460,693              -
                                                               ---------------  -----------------  ----------------   ------------
                                                                   $1,281,257        $68,036,345       $14,318,931              -
                                                               ===============  =================  ================   ============


                                                                                Gross Amount at Which
                                                                     Carried at Close of Period (b) (m) (n) (o) (p)
                                                    ------------------------------------------------------------------------------
                                                                                     Buildings and
                                                              Land                   Improvements                   Total
                                                    ------------------------   ------------------------    -----------------------
     Tumbleweed Southwest Mesquite
        Bar & Grill Restaurants:
           Clarksville, Tennessee                                    (g)                        (g)                         (g)
           Cookeville, Tennessee                                     (g)                        (g)                         (g)
           Hendersonville, Tennessee                                 (j)                        (g)                         (g)
           Lawrence, Kansas                                          (g)                        (g)                         (g)
           Murfreesboro, Tennessee                                   (g)                        (g)                         (g)
           Nashville, Tennessee                                      (g)                        (g)                         (g)

     Wendy's Old Fashioned
        Hamburgers Restaurants:
           Carmel Mountain, California                               (j)                        (g)                         (g)
           Knoxville, Tennessee                                      (j)                        (g)                         (g)
           San Diego, California                                     (j)                        (g)                         (g)
           Sevierville, Tennessee                                    (j)                        (g)                         (g)
           Seymour, Tennessee                                        (j)                        (g)                         (g)

                                                                                                          Life on Which
                                                                                                          Depreciation in
                                                                         Date                             Latest Income
                                                     Accumulated        of Con-         Date               Statement is
                                                     Depreciation      struction      Acquired               Computed
                                                 -------------------  ------------  -------------    ------------------------
     Tumbleweed Southwest Mesquite
        Bar & Grill Restaurants:
           Clarksville, Tennessee                       (h)                 1998          02/98                   (h)
           Cookeville, Tennessee                        (h)                 1994          08/97                   (h)
           Hendersonville, Tennessee                    (h)                 1974          08/97                   (h)
           Lawrence, Kansas                             (h)                 1994          08/97                   (h)
           Murfreesboro, Tennessee                      (h)                 1995          08/97                   (h)
           Nashville, Tennessee                         (h)                 1978          08/97                   (h)

     Wendy's Old Fashioned
        Hamburgers Restaurants:
           Carmel Mountain, California                  (h)                 1997          10/98                   (h)
           Knoxville, Tennessee                         (h)                 1998          07/98                   (h)
           San Diego, California                        (h)                 1996          10/96                   (h)
           Sevierville, Tennessee                       (h)                 1996          06/96                   (h)
           Seymour, Tennessee                           (h)                 1998          08/98                   (h)

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1998


(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996 are summarized as follows:

                                                    Cost (b)(m)(n)(o)(p)    Accumulated
                                                                            Depreciation
                                                   ----------------------  ------------------
Properties the Company has Invested
  in Under Operating Leases:
        Balance, December 31, 1995                       $     19,824,044      $      100,318

        Acquisitions (l)                                       41,030,498                  --

        Depreciation expense (e)                                       --             511,078
                                                   ----------------------  ------------------

        Balance, December 31, 1996                             60,854,542             611,396
        Acquisitions (l)                                      146,879,309                  --
        Depreciation expense (e)                                       --           1,784,269
                                                   ----------------------  ------------------

        Balance, December 31, 1997                            207,733,851           2,395,665

        Acquisitions (l)                                      192,459,799                  --

        Depreciation expense (e)                                       --           3,847,117
                                                   ----------------------  ------------------

        Balance, December 31, 1998                       $    400,193,650      $    6,242,782
                                                   ======================  ==================

Property of Joint Venture in Which the
  Company has a 55.38% Interest and
  has Invested in Under an Operating
  Lease:
     Balance, December 31, 1997                          $             --      $           --

     Acquisition                                                2,215,177                  --

     Depreciation expense                                              --               7,303
                                                   ----------------------  ------------------

     Balance, December 31, 1998                          $      2,215,177      $        7,303
                                                   ======================  ==================


(b) As of December 31, 1998, 1997 and 1996, the aggregate cost of the Properties owned by the Company and its subsidiaries for federal income tax purposes was $418,427,587, $248,050,936 and $73,144,286, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(c) Property was not placed in service as of December 31, 1998; therefore, no depreciation was taken.

(d)  Scheduled for completion in 1999.

(e) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


(f) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(g) For financial reporting purposes, certain components of the lease relating to land and/or building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(h) For financial reporting purposes, the portion of this lease relating to the building has been recorded as direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(i) For financial reporting purposes, the lease for the land and building has been recorded as direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(j) The Company owns the building only relating to this Property. This Property is subject to a ground lease between the tenant and an unaffiliated third party. In connection therewith, the Company entered into either a tri-party agreement with the tenant and the owner of the land or an assignment of interest in the ground lease with the landlord of the land. The tri-party agreement or assignment of interest each provide that the tenant is responsible for all obligations under the ground lease and provide certain rights to the Company to help protect its interest in the building in the event of a default by the tenant under the terms of the ground lease.

(k) The restaurant on the property in Grand Rapids, Michigan, was converted from a Kenny Rogers' Roasters restaurant to an Arby's restaurant in 1998.

(l) During the years ended December 31, 1998, 1997 and 1996, the Company (i) incurred acquisition fees totalling $17,317,297, $10,011,715 and $4,535,685, respectively, paid to the Advisor, (ii) purchased land and buildings from affiliates of the Company for an aggregate cost of approximately $8,770,000, $5,450,000 and $2,610,000, respectively, and
     (iii) paid development or construction management fees to affiliates of the Company totalling $229,153, $387,728 and $166,695 during the years ended December 31, 1998, 1997 and 1996, respectively. Such amounts are included in land and buildings on operating leases, net investment in direct financing leases and other assets at December 31, 1998, 1997 and 1996.

(m) For financial reporting purposes, the undepreciated cost of the Property in Indian Harbor Beach, Florida, was written down to its net realizable value due to an anticipated impairment in value. The Company recognized the impairment by recording an allowance for loss on building in the amount of $52,327 at December 31, 1998. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the property manager's estimate of the net realizable value of the Property based on an anticipated sales price to an interested third party. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

              CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


(n) For financial reporting purposes, the undepreciated cost of the Property in Jessup, Maryland, was written down to its net realizable value due to an anticipated impairment in value. The Company recognized the impairment by recording an allowance for loss on building in the amount of $342,385 at December 31, 1998. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the property manager's estimate of the net realizable value of the Property based on an anticipated sales price to an interested third party. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

(o) For financial reporting purposes, the undepreciated cost of the Property in Edgewater, Colorado, was written down to its net realizable value due to an anticipated impairment in value. The Company recognized the impairment by recording an allowance for loss on building in the amount of $86,229 at December 31, 1998. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the property manager's estimate of the net realizable value of the Property based on an anticipated sales price to an interested third party. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

(p) For financial reporting purposes, the undepreciated cost of the Property in Phoenix, Arizona, was written down to its net realizable value due to an anticipated impairment in value. The Company recognized the impairment by recording an allowance for loss on land and construction work in progress in the amount of $130,593 at December 31, 1998. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the property manager's estimate of the net realizable value of the Property based on an anticipated sales price to an interested third party. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and construction work in progress.

(q) The Company owns a parcel of land on which restaurants will be constructed during 1999.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                   SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE

                                December 31, 1998







                                                                     Final        Periodic
                                                     Interest       Maturity      Payment       Prior
                  Description                          Rate           Date         Terms        Liens
--------------------------------------------------  ----------- ---------------  ----------   ---------
Castle Hill Holdings V, L.L.C.
    First Mortgages                                     10.75%   January, 2016      (1)           -
              Pizza Hut Restaurants:
                           Adrian, MI
                           Bedford, OH
                           Bowling Green, OH
                           Cleveland, OH
                           Cleveland, OH
                           Cleveland, OH
                           Defiance, OH
                           East Cleveland, OH
                           Euclid, OH
                           Fairview Park, OH
                           Lambertville, MI
                           Mayfield Heights, OH
                           Middleburg Heights, OH
                           Monroe, MI
                           North Olmstead, OH
                           Norwalk, OH
                           Sandusky, OH
                           Seven Hills, OH
                           Strongsville, OH
                           Toledo, OH
                           Toledo, OH
                           Toledo, OH
                           Toledo, OH

Castle Hill Holdings VI, L.L.C.
First Mortgages                                         10.75%     June, 2016       (1)           -
              Pizza Hut Restaurants:
                           Beaver, WV
                           Beckley, WV
                           Belle, WV
                           Bluefield, WV
                           Cross Lanes, WV
                           Huntington, WV
                           Hurricane, WV
                           Marietta, OH
                           Milton, WV
                           Ronceverte, WV

Castle Hill Holdings VII, L.L.C.
    First Mortgages                                     10.75%   January, 2017      (1)           -
              Pizza Hut Restaurants:
                           Bowling Green, OH
                           Toledo, OH

Castle Hill Holdings VII (Phase II), L.L.C.
    First Mortgages                                     10.50%    April, 2017       (2)           -
              Pizza Hut Restaurants:
                           Bolivar, OH
                           Carrollton, OH
                           Dover, OH
                           Millersburg, OH
                           New Philadelphia, OH
                           New Philadelphia, OH
                           Steubenville, OH
                           Uhrichsville, OH
                           Weirton, WV
                           Wellsburg, WV
                           Wintersville, OH

GenXMex Foods, Inc.
    First Mortgage
              Taco Bell Restaurant:
                           Saint Peters, MO              9.50%  September, 2005     (3)           -

GenXMex Foods, Inc.
    First Mortgage
              Taco Bell Restaurant:
                           Saint Louis, MO               9.50%  September, 2005     (3)           -






                                                                                     Principal
                                                                                       Amount
                                                                                      of Loans
                                                                                     Subject to
                                                         Face        Carrying        Delinquent
                                                      Amount of      Amount of       Principal
                  Description                         Mortgages      Mortgages      or Interest
--------------------------------------------------  -------------  -------------   --------------
Castle Hill Holdings V, L.L.C.
    First Mortgages                                   $8,475,000     $8,520,313          -
              Pizza Hut Restaurants:
                           Adrian, MI
                           Bedford, OH
                           Bowling Green, OH
                           Cleveland, OH
                           Cleveland, OH
                           Cleveland, OH
                           Defiance, OH
                           East Cleveland, OH
                           Euclid, OH
                           Fairview Park, OH
                           Lambertville, MI
                           Mayfield Heights, OH
                           Middleburg Heights, OH
                           Monroe, MI
                           North Olmstead, OH
                           Norwalk, OH
                           Sandusky, OH
                           Seven Hills, OH
                           Strongsville, OH
                           Toledo, OH
                           Toledo, OH
                           Toledo, OH
                           Toledo, OH

Castle Hill Holdings VI, L.L.C.
First Mortgages                                        3,888,000      3,950,844          -
              Pizza Hut Restaurants:
                           Beaver, WV
                           Beckley, WV
                           Belle, WV
                           Bluefield, WV
                           Cross Lanes, WV
                           Huntington, WV
                           Hurricane, WV
                           Marietta, OH
                           Milton, WV
                           Ronceverte, WV

Castle Hill Holdings VII, L.L.C.
    First Mortgages                                      484,000        267,175          -
              Pizza Hut Restaurants:
                           Bowling Green, OH
                           Toledo, OH

Castle Hill Holdings VII (Phase II), L.L.C.
    First Mortgages                                    4,200,000      3,879,129          -
              Pizza Hut Restaurants:
                           Bolivar, OH
                           Carrollton, OH
                           Dover, OH
                           Millersburg, OH
                           New Philadelphia, OH
                           New Philadelphia, OH
                           Steubenville, OH
                           Uhrichsville, OH
                           Weirton, WV
                           Wellsburg, WV
                           Wintersville, OH

GenXMex Foods, Inc.
    First Mortgage
              Taco Bell Restaurant:
                           Saint Peters, MO              545,000        551,667          -

GenXMex Foods, Inc.
    First Mortgage
              Taco Bell Restaurant:
                           Saint Louis, MO               545,000        551,667          -

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARIES

                   SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE

                                December 31, 1998


                                                                     Final        Periodic
                                                     Interest       Maturity      Payment       Prior
                   Description                         Rate           Date         Terms        Liens
--------------------------------------------------  ----------- ---------------  ----------   ---------
S & H Tyson's Property, L.L.C.
    First Mortgage
              Sam & Harry's Restaurant:
                           Tyson's Corner, VA           11.00%   November, 2000     (4)           -

Completely Casual, Inc.
    First Mortgage
              Ruby Tuesday's Restaurant:
                           Lexington, KY                11.00%     June, 2014       (4)           -
                                                                                              ---------

                           Total                                                                  -
                                                                                              =========
                                                                                     Principal
                                                                                       Amount
                                                                                      of Loans
                                                                                     Subject to
                                                         Face        Carrying        Delinquent
                                                      Amount of      Amount of       Principal
                         Description                  Mortgages      Mortgages      or Interest
--------------------------------------------------  -------------  -------------   --------------
S & H Tyson's Property, L.L.C.
    First Mortgage
              Sam & Harry's Restaurant:
                           Tyson's Corner, VA          1,575,000      1,662,037          -

Completely Casual, Inc.
    First Mortgage
              Ruby Tuesday's Restaurant:
                           Lexington, KY                 236,742        248,861          -
                                                    -------------  -------------   --------------

                           Total                     $19,948,742    $19,631,693          -
                                                    =============  =============   ==============


    (1) Equal monthly payments of principal and interest at an annual rate of 10.75%.
    (2) Equal monthly payments of principal and interest at an annual rate of 10.50%.
    (3) Equal monthly payments of principal and interest at an annual rate of 9.50%.
    (4)  Equal monthly payments of interest only at an annual rate of 11.00%.
    (5)  Includes provision for uncollectible mortgage notes of $226,088.
    (6)  Includes provision for uncollectible mortgage notes of $410,526.
    (7)  The tax carrying value of the notes is $19,631,693.
    (8)  The changes in the carrying amounts are summarized as follows:

                                                                       1998                 1997                  1996
                                                                    -----------          -----------           -----------
          Balance at beginning of period                            $17,622,010          $13,389,607                     -
          New mortgage loans                                          2,901,742            4,200,000           $12,847,000
          Accrued interest                                              (39,853)              83,601                35,286
          Collection of principal                                      (291,990)            (250,732)             (133,850)
          Deferred financing income                                     (10,126)             (39,180)              (46,268)
          Unamortized loan costs                                         86,524              238,714               687,439
          Provision for uncollectible mortgage notes                   (636,614)                   -                     -
                                                                    -----------          -----------           -----------
          Balance at end of period                                   19,631,693           17,622,010            13,389,607
                                                                    ======================================================

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund, Ltd.

Our audits of the financial statements referred to in our report dated February 1, 1999, except for Note 10 for which the date is March 11, 1999 and Note 11 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 1, 1999

                             CNL INCOME FUND, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

                  Years Ended December 31, 1998, 1997, and 1996


                                                         Additions                             Deductions
                                               -------------------------------       -------------------------------
                                                                                                         Collected
                                                                                                         or Deter-
                               Balance at       Charged to       Charged to            Deemed            mined to         Balance
                               Beginning        Costs and          Other             Uncollec-            be Col-         at End
   Year       Description       of Year          Expenses         Accounts             tible             lectible         of Year
  --------  ----------------  -------------    -------------    --------------       ------------       ------------    -----------
  1996      Allowance for
                doubtful
                accounts (a)     $ 122,136          $   --          $  1,413   (b)     $ 32,166   (c)      $ 89,970         $ 1,413
                              =============    =============    ==============       ============       ============    ===========

  1997      Allowance for
                doubtful
                accounts (a)      $  1,413         $   685          $  1,582   (b)       $  588   (c)         $  --         $ 3,092
                              =============    =============    ==============       ============       ============    ===========

  1998      Allowance for
                doubtful
                accounts (a)      $  3,092          $   --            $   --   (b)       $  290   (c)      $  2,802           $  --
                              =============    =============    ==============       ============       ============    ===========

(a)      Deducted from receivables on the balance sheet.

(b)      Reduction of rental and other income.

(c)      Amounts written off as uncollectible.

                              CNL INCOME FUND, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                      Costs Capitalized
                                                                                    Subsequent To          Gross Amount at Which
                                                           Initial Cost              Acquisition     Carried at Close of Period (c)
                                               --------------------------  ----------------------  --------------------------------
                                       Encum-             Buildings and    Improve-   Carrying               Buildings and
                                       brances    Land     Improvements      ments     Costs        Land     Improvements     Total
                                      --------  --------  ---------------  ---------   ---------- --------  -------------- ---------
Properties the Partnership
   has Invested in:

       Golden Corral Family
           Steakhouse Restaurants:
             Virginia Beach, Virginia       --   $340,125     $580,432          --         --     $340,125   $580,432    $920,557
             Kent Island, Maryland          --    140,703      637,826          --         --      140,703    637,826     778,529
             Salisbury, Maryland            --    263,217      532,213          --         --      263,217    532,213     795,430
             Jasper, Alabama (d)            --    220,665      473,818          --         --      220,665    473,818     694,483
             Eunice, Louisiana              --    186,009      477,947          --         --      186,009    477,947     663,956

       Ground Round Restaurant:
           Camp Hill, Pennsylvania          --    331,962      531,174          --         --      331,962    531,174     863,136

       Pizza Hut Restaurant:
          Bowie, Texas                      --     29,683      106,042      10,897         --       29,683    116,939     146,622

       Popeyes Famous Fried
          Chicken Restaurants:
             Merritt Island, Florida        --    248,564      303,406          --         --      248,564    303,406     551,970

       Wendy's Old Fashioned
          Hamburger Restaurants:
             Mesa, Arizona                  --    440,339      328,579          --         --      440,339    328,579     768,918
             Oklahoma City, Oklahoma        --    278,878      393,423      20,000         --      278,878    413,423     692,301
             Stockbridge, Georgia           --    282,482      363,008          --         --      282,482    363,008     645,490
             Mesquite, Texas                --    443,956      456,983          --         --      443,956    456,983     900,939
             Payson, Arizona                --    391,076      427,218          --         --      391,076    427,218     818,294

       Other:
          Angleton, Texas                   --    162,107      447,511       1,572         --      162,107    449,083     611,190
                                               ----------   ----------  ----------   --------   ----------  ---------  ----------

                                               $3,759,766   $6,059,580  $   32,469         --   $3,759,766 $6,092,049  $9,851,815
                                               ==========   ==========  ==========   ========   ========== ==========  ==========

                                                                                             Life on Which
                                                                                           Depreciation in
                                                         Date                               Latest Income
                                        Accumulated     of Con-           Date                Statement is
                                        Depreciation   struction        Acquired                Computed
                                        ------------   -----------    -------------       ---------------------
Properties the Partnership
   has Invested in:

       Golden Corral Family
           Steakhouse Restaurants:
             Virginia Beach, Virginia      $  237,010         1986         10/86                (b)
             Kent Island, Maryland            256,902         1986         12/86                (b)
             Salisbury, Maryland              215,842         1986         12/86                (b)
             Jasper, Alabama (d)              190,843         1986         12/86                (b)
             Eunice, Louisiana                191,179         1987         01/87                (b)

       Ground Round Restaurant:
           Camp Hill, Pennsylvania             21,229         1983         10/97                (b)

       Pizza Hut Restaurant:
          Bowie, Texas                         43,035         1976         12/87                (b)

       Popeyes Famous Fried
          Chicken Restaurants:
             Merritt Island, Florida          122,205         1983         12/86                (b)

       Wendy's Old Fashioned
          Hamburger Restaurants:
             Mesa, Arizona                    135,996         1986         08/86                (b)
             Oklahoma City, Oklahoma          168,424         1986         08/86                (b)
             Stockbridge, Georgia             150,245         1986         08/86                (b)
             Mesquite, Texas                  187,871         1986         09/86                (b)
             Payson, Arizona                  172,075         1986         12/86                (b)

       Other:
          Angleton, Texas                     184,771         1986         09/86                (b)
                                           ----------

                                           $2,277,627
                                           ==========

                              CNL INCOME FUND, LTD.

                        (A Florida Limited Partnership)
            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                            Costs Capitalized
                                                                                             Subsequent To
                                                                  Initial Cost                Acquisition
                                                   -------------------------------------------------------
                                      Encum-                     Buildings and    Improve-     Carrying
                                      brances         Land        Improvements     ments        Costs
                                      -------      ----------   --------------------------   -------------
Properties of Joint Ventures in
   Which the Partnership has
   a 50% Interest:

    Burger King Restaurant:
      Orlando, Florida                      -        $291,159         $695,033            -            -

    Pizza Hut Restaurant:
      Orlando, Florida                      -         206,575          234,064            -            -
                                                   ----------       ---------     ---------     --------
                                                     $497,734         $929,097            -            -
                                                   ==========       ==========    =========     ========

Property in Which the Partnership
   has a 12.17% Interest as
   Tenants-in-Common and has
   Invested in Under an Operating

Lease:

    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington                 -        $875,659       $1,389,366            -            -
                                                   ==========       ==========    =========     ========


                                           Gross Amount at Which
                                            Carried at Close of                                                       Life on Which
                                                Period (c)                                                           Depreciation in
                                    ------------------------------------                        Date                  Latest Income
                                                 Buildings and                Accumulated      of Con-       Date      Statement is
                                        Land     Improvements      Total      Depreciation    struction    Acquired      Computed
                                    -----------  ----------------------------------------------------------------------------------
Properties of Joint Ventures in
   Which the Partnership has
   a 50% Interest:

    Burger King Restaurant:
      Orlando, Florida                 $291,159     $695,033      $986,192          $285,875          1986       11/86        (b)

    Pizza Hut
    Restaurant:
      Orlando, Florida                  206,575      234,064       440,639            98,176          1986       06/86        (b)
                                     ----------   ----------    ----------        ----------
                                       $497,734     $929,097    $1,426,831          $384,051
                                     ==========   ==========    ==========        ==========

Property in Which the Partnership
   has a 12.17% Interest as
   Tenants-in-Common and has
   Invested in Under an Operating

Lease:

    Chevy's Fresh Mex Restaurant:
      Vancouver, Washington            $875,659   $1,389,366    $2,265,025           $46,437          1994      12/97        (b)
                                     ==========   ==========    ==========        ==========


                              CNL INCOME FUND, LTD.
                         (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                                December 31, 1998


(a) Transactions in real estate and accumulated depreciation during 1998, 1997, and 1996, are summarized as follows:

                                                                    Accumulated
                                                    Cost           Depreciation
                                                 -----------       ------------
Properties the Partnership has Invested in:

   Balance, December 31, 1995                    $10,199,928         $1,901,068
   Depreciation expense                                   --            207,706
                                                  -----------         ----------

   Balance, December 31, 1996                     10,199,928          2,108,774
   Dispositions                                     (704,687)          (142,168)
   Acquisition                                       863,137                 --
   Depreciation expense                                   --            206,307
                                                 -----------         ----------

   Balance, December 31, 1997                     10,358,378          2,172,913
   Disposition                                      (506,563)          (101,467)
   Depreciation expense                                   --            206,181
                                                 -----------         ----------

   Balance, December 31, 1998                    $ 9,851,815         $2,277,627
                                                 ===========         ==========

Properties of Joint Ventures in Which the
Partnership has a 50% Interest:

   Balance, December 31, 1995                    $ 2,216,871         $  422,581
   Depreciation expense                                   --             44,225
                                                 -----------         ----------

   Balance, December 31, 1996                      2,216,871            466,806
   Dispositions                                     (790,040)          (153,154)
   Depreciation expense                                   --             39,303
                                                 -----------         ----------

   Balance, December 31, 1997                      1,426,831            352,955
   Depreciation expense                                   --             31,096
                                                 -----------         ----------

   Balance, December 31, 1998                    $ 1,426,831            384,051
                                                 ===========         ==========

                              CNL INCOME FUND, LTD.
                         (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                                December 31, 1998


                                                                    Accumulated
                                                        Cost        Depreciation
                                                      ----------    ------------
Property in Which the Partnership has a
 12.17% Interest as Tenants-in-Common
 and has Invested in Under an Operating Lease:

   Balance, December 31, 1996                         $       --         $    --
   Acquisitions                                        2,265,025              --
   Depreciation expense                                       --             127
                                                      ----------         -------

   Balance, December 31, 1997                          2,265,025             127
   Depreciation expense                                       --          46,310
                                                      ----------         -------

   Balance, December 31, 1998                         $2,265,025         $46,437
                                                      ==========         =======


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $9,535,350 and $3,691,857, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) The tenant of this Property, Golden Corral Corporation, has subleased this Property to a local, independent restaurant. Golden Corral Corporation continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this Property to the Partnership.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund II, Ltd.

Our audits of the financial statements referred to in our report dated January 13, 1999, except for Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 13, 1999

                           CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                ----------------------------------------------

                 Years Ended December 31, 1998, 1997, and 1996

                                                   Additions                      Deductions
                                        ----------------------------    ----------------------------
                                                                                        Collected
                                                                                         or Deter-
                              Balance at    Charged to    Charged to       Deemed        mined to      Balance
                              Beginning     Costs and       Other         Uncollec-       be Col-       at End
   Year      Description       of Year       Expenses      Accounts         tible        lectible       of Year
=========  ===============  =============  ============  ============   =============   ============  ===========
  1996      Allowance for
            doubtful
            accounts (a)     $   100,811    $       --    $   64,323 (b) $    17,832 (c) $   21,266    $ 126,036
                            =============  ============  ============   =============   ============  ===========

  1997      Allowance for
            doubtful
            accounts (a)     $   126,036    $       --    $    5,677 (b) $    30,062 (c) $   18,397    $  83,254
                            =============  ============  ============   =============   ============  ===========

  1998      Allowance for
            doubtful
            accounts (a)     $    83,254    $       --    $       70 (b) $     7,205 (c) $   20,684    $  55,435
                            =============  ============  ============   =============   ============  ===========


     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible.

                            CNL INCOME FUND II, LTD.

                        (A Florida Limited Partnership)
            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------
                               December 31, 1998

                                                                                         Costs Capitalized
                                                                                             Subsequent
                                                                                                 to
                                                            Initial Cost                     Acquisition
                                                     -----------------------------  --------------------------  -------------
                                        Encum-                      Buildings and      Improve-      Carrying
                                        brances         Land        Improvements        ments         Costs         Land
                                        -------      ----------   ----------------  ----------   -------------  -------------
Properties the Partnership
   has Invested in:

    Burger King Restaurant:
      San Antonio, Texas                      -        $373,095         $384,458             -            -      $373,095


    Checkers Drive-In Restaurants:
      Fayetteville, Georgia                   -         338,735                -             -            -       338,735
      Atlanta, Georgia                        -         317,128                -             -            -       317,128

    Denny's Restaurants:
      Casper, Wyoming                         -         184,285          415,181             -            -       184,285
      Rock Springs, Wyoming                   -         217,448          488,991             -            -       217,448

    Golden Corral Family
      Steakhouse Restaurants:
         Tomball, Texas                       -         311,019          529,759        22,330            -       311,019
         Pineville, Louisiana (e)             -         187,961          503,435             -            -       187,961
         Hueytown, Alabama                    -         258,084          513,853             -            -       258,084
         Nederland, Texas                     -         327,473          520,701             -            -       327,473
         Columbia, Missouri                   -         384,911          163,164             -            -       384,911

    Jack in the Box Restaurant:
      Lubbock, Texas                          -         229,198          408,702             -            -       229,198

    KFC Restaurants:
      Jacksonville, Florida                   -         198,735          266,200             -            -       198,735
      Eagan, Minnesota                        -         202,084          370,247        31,976            -       202,084
      Bay City, Texas                         -         162,783                -       305,154            -       162,783

    Lonestar Steakhouse &
      Saloon Restaurant:
         Sterling Heights, Michigan (f)       -         430,281                -       648,736            -       430,281

    Pizza Hut Restaurants:
      Clayton, New Mexico                     -          54,093          200,141             -            -        54,093
      Santa Rosa, New Mexico                  -          75,963          168,204             -            -        75,963
      Childress, Texas                        -          71,512          145,191             -            -        71,512
      Coleman, Texas                          -          70,208          141,004             -            -        70,208

                                            Gross Amount at Which                                                  Life on Which
                                          Carried at Close of Period (c)                                          Depreciation in
                                        -----------------------------                        Date                  Latest Income
                                         Buildings and                    Accumulated       of Con-       Date      Statement is
                                         Improvements        Total        Depreciation     struction    Acquired      Computed
                                        ---------------  -------------  ---------------  ------------  -----------  ------------
Properties the Partnership
   has Invested in:

    Burger King Restaurant:
      San Antonio, Texas               $384,458        $757,553         $147,376             1987        07/87         (b)

    Checkers Drive-In Restaurants:
      Fayetteville, Georgia                   -         338,735               (d)              -         12/94         (d)
      Atlanta, Georgia                        -         317,128               (d)              -         12/94         (d)

    Denny's Restaurants:
      Casper, Wyoming                   415,181         599,466          156,846             1983        09/87         (b)
      Rock Springs, Wyoming             488,991         706,439          184,730             1983        09/87         (b)

    Golden Corral Family
      Steakhouse Restaurants:
         Tomball, Texas                 552,089         863,108          213,488             1987        05/87         (b)
         Pineville, Louisiana (e)       503,435         691,396          194,382             1987        06/87         (b)
         Hueytown, Alabama              513,853         771,937          198,405             1987        06/87         (b)
         Nederland, Texas               520,701         848,174          198,156             1987        08/87         (b)
         Columbia, Missouri             163,164         548,075           60,734             1987        11/87         (b)

    Jack in the Box Restaurant:
      Lubbock, Texas                    408,702         637,900           74,014             1993        07/93         (b)

    KFC Restaurants:
      Jacksonville, Florida             266,200         464,935          100,564             1983        09/87         (b)
      Eagan, Minnesota                  402,223         604,307          150,834             1987        10/87         (b)
      Bay City, Texas                   305,154         467,937          112,737             1987        12/87         (b)

    Lonestar Steakhouse &
      Saloon Restaurant:
         Sterling Heights, Michigan (f) 648,736       1,079,017          234,266             1988        08/87         (b)

    Pizza Hut Restaurants:
      Clayton, New Mexico               200,141         254,234           76,165             1986        08/87         (b)
      Santa Rosa, New Mexico            168,204         244,167           64,011             1986        08/87         (b)
      Childress, Texas                  145,191         216,703           55,253             1974        08/87         (b)
      Coleman, Texas                    141,004         211,212           52,093             1977        12/87         (b)

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                                        Costs Capitalized
                                                                                            Subsequent
                                                                                               to
                                                             Initial Cost                  Acquisition
                                                      ----------------------------  -------------------------  ------------
                                        Encum-                      Buildings and     Improve-     Carrying
                                        brances          Land       Improvements       ments         Costs         Land
                                      -----------     ----------   --------------   -----------   -----------   -----------
    Ponderosa Steakhouse Restaurant:
      Scottsburg, Indiana                       -        208,781                -       518,884             -       208,781

    Popeyes Famous Fried
      Chicken Restaurants:
        Altamonte Springs, Florida              -        197,959          255,965             -             -       197,959
        Ocala, Florida                          -        184,512          274,991             -             -       184,512
        Sanford, Florida                        -        237,243          359,865             -             -       237,243
        Apopka, Florida                         -        155,041                -       417,209             -       155,041

    Wendy's Old Fashioned
      Hamburger Restaurants:
        Gainesville, Texas                      -        166,302          449,914             -             -       166,302
        Vail, Colorado                          -        782,609                -       550,346             -       782,609

    Other:
      Oxford, Alabama (g)                       -        152,567          355,990             -             -       152,567
      Littleton, Colorado (h)                   -         42,873          310,832             -             -        42,873
      Lombard, Illinois (i)                     -         85,517           96,207        40,633             -        85,517
                                                      ----------   --------------   -----------   -----------   -----------

                                                      $6,608,400       $7,322,995    $2,535,268             -             -
                                                      ==========   ==============   ===========   ===========   ===========

Property of Joint Venture in
 Which the Partnership has
 a 50% Interest and has Invested
 in Under an Operating Lease:

    Pizza Hut Restaurant:
       Orlando, Florida                         -       $330,568         $220,588             -             -      $330,568
                                                      ==========   ==============   ===========   ===========   ===========

Property of Joint Venture in
 Which the Partnership has
 a 49% Interest and has Invested
 in Under an Operating Lease:

    Denny's Restaurant:
       Holland, Michigan                        -       $295,987                -      $780,451             -      $295,987
                                                      ==========   ==============   ===========   ===========   ===========

                                            Gross Amount at Which                                                   Life on Which
                                          Carried at Close of Period (c)                                           Depreciation in
                                          ----------------------------                           Date                Latest Income
                                          Buildings and                     Accumulated         of Con-      Date     Statement is
                                          Improvements         Total       Depreciation       struction   Acquired     Computed
                                          ------------   -------------     ------------      -----------  --------  --------------
    Ponderosa Steakhouse Restaurant:
      Scottsburg, Indiana                      518,884         727,665          187,375          1988       10/87        (b)

    Popeyes Famous Fried
      Chicken Restaurants:
        Altamonte Springs,                     255,965         453,924          101,675          1987       02/87        (b)
        Ocala, Florida                         274,991         459,503          109,233          1987       02/87        (b)
        Sanford, Florida                       359,865         597,108          138,948          1987       06/87        (b)
        Apopka, Florida                        417,209         572,250          152,398          1988       09/87        (b)

    Wendy's Old Fashioned,
      Hamburger Restaurants:
        Gainesville, Texas                     449,914         616,216          172,467          1986       07/87        (b)
        Vail, Colorado                         550,346       1,332,955          209,437          1987       08/87        (b)

    Other:
      Oxford, Alabama (g)                      355,990         508,557          129,040          1987       02/88        (b)
      Littleton, Colorado (h)                  310,832         353,705          116,562          1973       10/87        (b)
      Lombard, Illinois (i)                    136,840         222,357           40,170          1973       10/87        (b)
                                           -----------   -------------      -----------
                                            $9,858,263     $16,466,663       $3,631,359
                                           ===========   =============      ===========
Property of Joint Venture in
 Which the Partnership has
 a 50% Interest and has Invested
 in Under an Operating Lease:

    Pizza Hut Restaurant:
       Orlando, Florida                       $220,588        $551,156          $82,415          1987       10/87        (b)
                                           ===========   =============      ===========
Property of Joint Venture in
 Which the Partnership has
 a 49% Interest and has Invested
 in Under an Operating Lease:

    Denny's Restaurant:
       Holland, Michigan                      $780,451      $1,076,438         $264,486          1988       10/87        (b)
                                           ===========   =============      ===========

                            CNL INCOME FUND II, LTD.

                        (A Florida Limited Partnership)
            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------
                               December 31, 1998

                                                                                         Costs Capitalized
                                                                                           Subsequent to
                                                            Initial Cost                    Acquisition
                                                     ----------------------------   --------------------------  -------------
                                        Encum-                     Buildings and      Improve-      Carrying
                                        brances         Land        Improvements       ments         Costs           Land
                                        -------      ----------   ---------------   -----------   ------------  --------------
Property of Joint Venture in
 Which the Partnership has
 a 64% Interest and has Invested
 in Under an Operating Lease:

   Darryl's Restaurant:
     Greensboro, North Carolina            -           $261,013                -              -              -        $261,013
                                                   ============   ==============   ============   ============  ==============

Property in Which the Partnership
 has a 33.87% Interest as Tenants-
 In-Common and has Invested
 in Under an Operating Lease

   Arby's Restaurant:
     Arvada, Colorado (m)                  -           $260,439         $545,126              -              -        $260,439
                                                   ============   ==============   ============   ============  ==============

Property in Which the Partnership
 has a 57.9129% Interest as Tenants-
 in-Common and has Invested
 in Under an Operating Lease:

   Boston Market Restaurant:
     Mesa, Arizona (l)                     -           $440,843         $650,622              -              -        $440,843
                                                   ============   ==============   ============   ============  ==============

Property in Which the Partnership
 has a 47% Interest as Tenants-
 In Common and has Invested
 in Under an Operating Lease:

   Golden Corral Restaurant:
     Smithfield, North Carolina            -           $264,272       $1,155,018              -              -        $264,272
                                                   ============   ==============   ============   ============  ==============

Property in Which the Partnership
 has a 37.01% Interest as Tenants-
 in Common and has Invested in
 Under an Operating Lease:

   Chevy's Fresh Mex Restaurant:
     Vancouver, Washington                 -           $875,659       $1,389,366              -              -        $875,659
                                                   ============   ==============   ============   ============  ==============

Property of in Which the Partnership

                                   Gross Amount at Which                                                             Life on Which
                                Carried at Close of Period (c)                                                      Depreciation in
                          -----------------------------------------                          Date                    Latest Income
                                      Buildings and                     Accumulated         of Con-         Date      Statement is
                                       Improvements        Total        Depreciation       struction      Acquired      Computed
                                      --------------   ------------   --------------     ------------   ------------  ------------

Property of Joint Venture in
 Which the Partnership has
 a 64% Interest and has Invested
 in Under an Operating Lease:

   Darryl's Restaurant:
     Greensboro, North Carolina                 (k)        $261,013                -         1987           07/87         (j)
                                                       ============   ==============


Property in Which the Partnership
 has a 33.87% Interest as Tenants-
 In-Common and has Invested
 in Under an Operating Lease

   Arby's Restaurant:
     Arvada, Colorado (m)                  $545,126        $805,565          $77,712         1994           09/94         (b)
                                      =============    ============   ==============

Property in Which the Partnership
 has a 57.9129% Interest as Tenants-
 in-Common and has Invested
 in Under an Operating Lease:

   Boston Market Restaurant:
     Mesa, Arizona (l)                     $650,622      $1,091,465          $25,836         1997           10/97         (b)
                                      =============    ============   ==============

Property in Which the Partnership
 has a 47% Interest as Tenants-
 In Common and has Invested
 in Under an Operating Lease:

   Golden Corral Restaurant:
     Smithfield, North Carolina          $1,155,018      $1,419,290          $39,450         1996           12/97         (b)
                                      =============    ============   ==============

Property in Which the Partnership
 has a 37.01% Interest as Tenants-
 in Common and has Invested
 Under an Operating Lease:

   Chevy's Fresh Mex Restaurant:
     Vancouver, Washington               $1,389,366      $2,265,025          $46,437         1994           12/97         (b)
                                      =============    ============   ==============

                            CNL INCOME FUND II, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                                         Costs Capitalized
                                                                                          Subsequent to
                                                             Initial Cost                  Acquisition
                                                    -----------------------------   ---------------------------  -----------
                                        Encum-                     Buildings and      Improve-      Carrying
                                        brances         Land        Improvements       ments          Costs           Land
                                     ------------   ------------   --------------   ------------   ------------  --------------
Property in Which the Partnership
  has a 13.38% Interest as Tenants-
  In-Common and has Invested
  in Under an Operating Lease:

    IHOP Restaurant
      Memphis, Tennessee                   -           $678,890         $825,076              -              -        $678,890

                                                   ============   ==============   ============   ============  ==============
Property of Joint Venture in
  Which the Parnership has a
  64% Interest has Invested in
  Under a Direct Financing Lease:

    Darryl's Restaurant:
      Greensboro, North Carolina           -                  -         $521,400              -              -         261,013

                                                   ============   ==============   ============   ============  ==============

Property in Which the Partnership has
  a 39.39% Interest as Tenants-
  In-Common and has Invested
  in Under a Direct Financing Lease:

    IHOP Restaurant
      Overland Park, Kansas                -           $335,374       $1,273,134              -              -               -

                                                   ============   ==============   ============   ============  ==============

                                   Gross Amount at Which                                                             Life on Which
                                Carried at Close of Period (c)                                                      Depreciation in
                          -----------------------------------------                          Date                    Latest Income
                                      Buildings and                     Accumulated         of Con-         Date      Statement is
                                       Improvements        Total        Depreciation       struction      Acquired      Computed
                                      --------------   ------------   --------------     ------------   ------------  ------------
Property in Which the Partnership
  has a 13.38% Interest as Tenants-
  In-Common and has Invested
  in Under an Operating Lease::

    IHOP Restaurant
      Memphis, Tennessee                   $825,076      $1,503,966          $26,642         1997           01/98         (b)
                                      ==============   ============   ==============

Property of Joint Venture in
  Which the Parnership has a
  64% Interest has Invested in
  Under a Direct Financing Lease:

    Darryl's Restaurant:
      Greensboro, North Carolina                (k)             (k)              (j)         1974           06/97         (j)


Property in Which the Partnership has
  a 39.39% Interest as Tenants-
  In-Common and has Invested, North
  in Under a Direct Financing Lease:

    IHOP Restaurant
      Overland Park, Kansas                     (k)             (k)              (j)         1997           01/98         (j)

                            CNL INCOME FUND II, LTD.
                         (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                                December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996, are summarized as follows:

                                                                                             Accumulated
                                                                           Cost             Depreciation
                                                                     ----------------       ------------
Properties the Partnership has Invested in:

   Balance, December 31, 1995                                         $    20,579,247        $ 3,398,315
   Additional costs capitalized                                                40,633                 --
   Depreciation expense                                                            --            417,776
                                                                     ----------------       ------------

   Balance, December 31, 1996                                              20,619,880          3,816,091
   Dispositions                                                            (4,153,217)          (909,833)
   Depreciation expense                                                            --            395,837
                                                                     ----------------       ------------

   Balance, December 31, 1997                                              16,466,663          3,302,095
   Depreciation expense                                                            --            329,264
                                                                     ----------------       ------------

   Balance, December 31, 1998                                         $    16,466,663        $ 3,631,359
                                                                     ================       ============

Property of Joint Venture in Which the
 Partnership has a 50% Interest:

   Balance, December 31, 1995                                         $       551,156        $    60,356
   Depreciation expense                                                            --              7,353
                                                                     ----------------       ------------

   Balance, December 31, 1996                                                 551,156             67,709
   Depreciation expense                                                            --              7,353
                                                                     ----------------       ------------

   Balance, December 31, 1997                                                 551,156             75,062
   Depreciation expense                                                            --              7,353
                                                                     ----------------       ------------

   Balance, December 31, 1998                                         $       551,156        $    82,415
                                                                     ================       ============

                            CNL INCOME FUND II, LTD.
                         (A Florida Limited Partnership)

               NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
               --------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                                            Accumulated
                                                                           Cost            Depreciation
                                                                     ---------------       ------------
Property of Joint Venture in Which the
Partnership has a 49% Interest:

   Balance, December 31, 1995                                         $    1,076,438        $   186,441
   Depreciation expense                                                           --             26,015
                                                                     ---------------       ------------

   Balance, December 31, 1996                                              1,076,438            212,456
   Depreciation expense                                                           --             26,015
                                                                     ---------------       ------------

   Balance, December 31, 1997                                              1,076,438            238,471
   Depreciation expense                                                           --             26,015
                                                                     ---------------       ------------

   Balance, December 31, 1998                                         $    1,076,438        $   264,486
                                                                     ===============       ============

Property of Joint Venture in Which the
 Partnership has a 64% Interest:

   Balance, December 31, 1995                                         $      721,893        $   147,919
   Depreciation expense                                                           --             20,846
                                                                     ---------------       ------------

   Balance, December 31, 1996                                                721,893            168,765
   Acquisition                                                               261,013                 --
   Depreciation expense                                                           --              1,713
   Disposition                                                              (721,893)          (170,478)
                                                                     ---------------       ------------

   Balance, December 31, 1997                                                261,013                 --
   Depreciation expense                                                           --                 --
                                                                     ---------------       ------------

   Balance, December 31, 1998                                         $      261,013        $        --
                                                                     ===============       ============

                            CNL INCOME FUND II, LTD.
                         (A Florida Limited Partnership)

               NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
               --------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                                December 31, 1998

                                                                                          Accumulated
                                                                          Cost            Depreciation
                                                                     ---------------      ------------
Property in Which the Partnership has a
   33.87% Interest as tenants-in-common:

   Balance, December 31, 1995                                         $      805,565       $    23,199
   Depreciation expense                                                           --            18,171
                                                                     ---------------      ------------

   Balance, December 31, 1996                                                805,565            41,370
   Depreciation expense                                                           --            18,171
                                                                     ---------------      ------------

   Balance, December 31, 1997                                                805,565            59,541
   Depreciation expense                                                           --            18,171
                                                                     ---------------      ------------

   Balance, December 31, 1998                                         $      805,565       $    77,712
                                                                     ===============      ============

Property in Which the Partnership has a
 57.9129% Interest as tenants-in-common
 and had Invested in Under an Operating
 Lease:

   Balance, December 31, 1996                                         $           --       $        --
   Acquisitions                                                            1,091,465                --
   Depreciation expense                                                           --             4,021
                                                                     ---------------      ------------

   Balance, December 31, 1997                                              1,091,465             4,021
   Depreciation expense                                                           --            21,815
                                                                     ---------------      ------------

   Balance, December 31, 1998                                         $    1,091,465       $    25,836
                                                                     ===============      ============

                            CNL INCOME FUND II, LTD.
                         (A Florida Limited Partnership)

               NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
               --------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                                December 31, 1998

                                                                                          Accumulated
                                                                          Cost            Depreciation
                                                                     ---------------      ------------
Property in Which the Partnership has a
   47% Interest as tenants-in-common
   and had Invested in Under an Operating
   Lease:

      Balance, December 31, 1996                                      $           --       $        --
      Acquisitions                                                         1,419,290                --
      Depreciation expense                                                        --               949
                                                                     ---------------      ------------

      Balance, December 31, 1997                                           1,419,290               949
      Depreciation expense                                                        --            38,501
                                                                     ---------------      ------------

      Balance, December 31, 1998                                      $    1,419,290       $    39,450
                                                                     ===============      ============

Property in Which the Partnership has a
 37.01% Interest as tenants-in-common
 and had Invested in Under an Operating
 Lease:

      Balance, December 31, 1996                                      $           --       $        --
      Acquisitions                                                         2,265,025                --
      Depreciation expense                                                        --               127
                                                                     ---------------      ------------

      Balance, December 31, 1997                                           2,265,025               127
      Depreciation expense                                                        --            46,310
                                                                     ---------------      ------------

      Balance, December 31, 1998                                      $    2,265,025       $    46,437
                                                                     ===============      ============

Property in Which the Partnership has a
 13.38% Interest as tenants-in-common
 and had Invested in Under an Operating
 Lease:

      Balance, December 31, 1997                                      $           --       $        --
      Acquisitions                                                         1,503,966                --
      Depreciation expense                                                        --            26,642
                                                                     ---------------      ------------

      Balance, December 31, 1998                                          $1,503,966           $26,642
                                                                     ===============      ============

                            CNL INCOME FUND II, LTD.
                         (A Florida Limited Partnership)

               NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
               --------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                                December 31, 1998



     (b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

     (c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and the joint ventures (including the Properties held as tenants-in-common) for federal income tax purposes was $16,420,257 and $5,091,168, respectively. All of the leases are treated as operating leases for federal income tax purposes.

     (d) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

     (e) The tenant of this Property, Golden Corral Corporation, has subleased this Property to a local, independent restaurant. Golden Corral Corporation continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this Property to the Partnership.

     (f) The restaurant in Sterling Heights, Michigan, was converted from a Ponderosa Steakhouse Restaurant to a Lonestar Steakhouse & Saloon Restaurant in 1994.

     (g) The restaurant in Oxford, Alabama, was converted from a KFC Restaurant to a regional, independent restaurant in 1993.

     (h) The restaurant in Littleton, Colorado, was converted from a Taco Bell restaurant to a local, independent restaurant in 1995.

     (i) The restaurant in Lombard, Illinois, was converted from a Taco Bell restaurant to a Great Clips hair salon in 1996.

     (j) For financial reporting purposes, the portion of the lease relating to the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

     (k) For financial reporting purposes, certain components of the lease relating to the land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

     (l) During the year ended December 31, 1997, the Partnership and an affiliate as tenants-in-common, purchased land and building from CNL BB Corp., an affiliate of the General Partners, for an aggregate cost of $1,091,465.

     (m) The Property was converted from a Kenny Rogers Roasters restaurant to an Arby's Restaurant during 1996.

                            CNL INCOME FUND II, LTD.
                         (A Florida Limited Partnership)

                   SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                   -------------------------------------------

                                December 31, 1998

                                                                                                        Principal
                                                                                                         Amount
                                                                                                        of Loans
                                                                                         Carrying      Subject to
                                         Final        Periodic                Face       Amount of     Delinquent
                        Interest       Maturity       Payment      Prior    Amount of    Mortgages      Principal
     Description          Rate           Date          Terms       Liens    Mortgages       (1)        or Interest
------------------    -----------   -------------  ------------  --------  -----------  -----------    -----------
KFC
Eagan, MN
First Mortgage           10.50%      December 1998      (1)        $   --    $  42,000    $   6,872      $    --
                                                                 --------  -----------  -----------    -----------
    Total                                                          $   --    $  42,000    $   6,872      $    --
                                                                 --------  -----------  -----------    -----------


(1) Monthly payments of interest only at an annual rate of 10.50%. Beginning July 1, 1998, monthly payments of principal and interest at an annual rate of 10.50%.

(2)  The tax carrying value of the notes is approximately $6,870.

(3)  The changes in the carrying amounts are summarized as follows:


                                              1998             1997            1996
                                        --------------    ------------     ---------
Balance at beginning of
 period                                    $  42,734        $      --        $    --

New mortgage loans                                --           42,000             --

Interest earned                                3,113            2,572             --

Collection of principal and
 interest                                    (38,975)          (1,838)            --
                                        --------------    ------------     ---------

Balance at end of period                   $   6,872        $  42,734        $    --
                                        ==============    ============     =========

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund III, Ltd.

Our audits of the financial statements referred to in our report dated January 14, 1999, except for Note 13 for which the date is March 11, 1999 and Note 14 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 14, 1999

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                 Years Ended December 31, 1998, 1997, and 1996


                                                       Additions                     Deductions
                                                ------------------------    ------------------------------
                                                                                               Collected
                                                                                               or Deter-
                               Balance at       Charged to    Charged to        Deemed         mined to     Balance
                              Beginning of      Costs and       Other          Uncollec-        be Col-      at End
 Year       Description           Year           Expenses      Accounts          tible         lectible     of Year
-------  ----------------  ----------------  --------------  -----------    ------------    ------------  ----------
 1996      Allowance for
           doubtful
           accounts (a)            $388,107         $   924      $62,167(b)     $273,165(c)     $107,891    $ 70,142
                              =============  ==============  ===========    ============    ============  ==========

 1997      Allowance for
           doubtful
           accounts (a)            $ 70,142         $72,572      $97,281(b)     $ 70,142(c)    $      --    $169,853
                              =============  ==============  ===========    ============    ============  ==========

 1998      Allowance for
           doubtful
           accounts (a)            $169,853         $41,380      $ 3,828(b)     $ 15,384(c)    $   4,699    $194,978
                              =============  ==============  ===========    ============    ============  ==========

     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                                                                     Gross Amount
                                                                                            Costs Capitalized          at Which
                                                                                              Subsequent To        Carried at Close
                                                              Initial Cost                    Acquisition            of Period (c)
                                                     -----------------------------  -----------------------------   ---------------
                                            Encum-                 Buildings and       Improve-        Carrying
                                           brances     Land        Improvements          ments           Costs           Land
                                        -----------  ---------  ------------------  ----------------   ----------   ---------------
Properties the Partnership has
 Invvested in Under Operating
 Leases:

Burger King Restaurant:
    Kansas City, Missouri                     -          $236,055        $573,739                 -            -           $236,055

Darryl's Restaurant:
    Fayetteville, North Carolina              -           688,672         584,290                 -            -            688,672

Denny's Restaurant:
    Fayetteville, North Carolina              -           332,665               -                 -            -            332,665

Golden Corral Family
    Steakhouse Restaurants:
        Altus, Oklahoma                       -           149,756         449,269                 -            -            149,756
        Hastings, Nebraska                    -           110,800         332,400            23,636            -            110,800
        Wichita, Kansas (f)                   -           147,349         442,045                 -            -            147,349
        Stockbridge, Georgia                  -           384,644         685,511           150,000            -            384,644
        Washington, Illinois                  -           221,680         517,833                 -            -            221,680
        Schererville, Indiana (f)             -           211,690         531,801                 -            -            211,690

KFC Restaurants:
    Calallen, Texas                           -           219,432               -           332,043            -            219,432
    Katy, Texas                               -           266,768               -           279,486            -            266,768
    Burnsville, Minnesota                     -           196,159               -           437,895            -            196,159
    Page, Arizona                             -           328,729               -           270,755            -            328,729

Perkins Restaurant:
    Flagstaff, Arizona                        -           372,546               -           669,471            -            372,546



                                           Gross Amount at Which                                                     Life on Which
                                        Carried at Close of Period (c)                                              Depreciation in
                                     -----------------------------------                     Date                   Latest Income
                                      Buildings and                        Accumulated      of Con-       Date       Statement is
                                      Improvements           Total        Depreciation     struction    Acquired       Computed
                                     ----------------   ---------------- ----------------  ----------  ------------ ---------------
Properties the Partnership has
 Invested in Under Operating
 Leases:

Burger King Restaurant:
    Kansas City, Missouri                   $573,739            $809,794        $211,964     1984         12/87           (b)

Darryl's Restaurant:
    Fayetteville, North Carolina             584,290           1,272,962          30,281     1984         06/97           (b)

Denny's Restaurant:
    Fayetteville, North Carolina                  (e)            332,665               -     1988         12/87           (d)

Golden Corral  Family
    Steakhouse Restaurants:
        Altus, Oklahoma                      449,269             599,025         168,476     1987         10/87           (b)
        Hastings, Nebraska                   356,036             466,836         132,922     1987         10/87           (b)
        Wichita, Kansas (f)                  442,045             589,394         164,539     1987         11/87           (b)
        Stockbridge, Georgia                 835,511           1,220,155         255,798     1987         11/87           (b)
        Washington, Illinois                 517,833             739,513         192,749     1987         12/87           (b)
        Schererville, Indiana (f)            531,801             743,491         197,948     1987         12/87           (b)

KFC Restaurants:
    Calallen, Texas                          332,043             551,475         116,215     1988         12/87           (b)
    Katy, Texas                              279,486             546,254          99,761     1988         02/88           (b)
    Burnsville, Minnesota                    437,895             634,054         150,830     1988         02/88           (b)
    Page, Arizona                            270,755             599,484          95,892     1988         02/88           (b)

Perkins Restaurant:
    Flagstaff, Arizona                       669,471           1,042,017         228,735     1988         06/88           (b)

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                                              Costs Capitalized
                                                                                                Subsequent To
                                                               Initial Cost                     Acquisition
                                                   ---------------------------------  -----------------------------   ------------
                                          Encum-                     Buildings and       Improve-        Carrying
                                         brances      Land           Improvements          ments           Costs           Land
                                       ----------  --------------   ----------------  ----------------   ----------   ------------
Pizza Hut Restaurants:
    Jacksboro, Texas                    -             54,274            147,337                 -            -             54,274
    Seminole, Texas                     -            183,284            134,531                 -            -            183,284
    Winter Springs, Florida             -            268,128            270,372                 -            -            268,128
    Austin, Texas                       -            301,778            372,137                 -            -            301,778

Popeyes Famous Fried
    Chicken Restaurant:
        Plant City, Florida             -            244,451                  -           360,342            -            244,451

Red Oaks Steakhouse
    Restaurant:
        Canton Township, Michigan       -            296,945                  -                 -            -            296,945

Taco Bell Restaurants:
    Bishop, California                  -            363,965                  -           272,151            -            363,965
    Longwood, Florida                   -            346,831                  -           394,086            -            346,831
                                                  -----------   ----------------  ----------------   ----------   ----------------

                                                  $5,926,601         $5,041,265        $3,189,865            -         $5,926,601
                                                  ===========   ================  ================   ==========   ================
Property of Joint Venture in Which
   the Partnership has a 73.4%
   Interest and has Invested in
   Under an Operating Lease:

Po Folks Restaurant:
    Titusville, Florida (g)             -           $271,350                  -          $750,985            -           $271,350
                                                  ===========   ================  ================   ==========   ================


                                            Gross Amount at Which                                                   Life on Which
                                           Carried at Close of Period (c)                                         Depreciation in
                                    --------------------------------------                    Date                   Latest Income
                                          Buildings and                     Accumulated      of Con-      Date       Statement is
                                         Improvements           Total       Depreciation   struction    Acquired       Computed
                                    -------------------   -------------  ----------------- ---------  ----------- -----------------
Pizza Hut Restaurants:
    Jacksboro, Texas                        147,337             201,611         54,433       1983         12/87           (b)
    Seminole, Texas                         134,531             317,815         49,702       1977         12/87           (b)
    Winter Springs, Florida                 270,372             538,500         99,512       1987         01/88           (b)
    Austin, Texas                           372,137             673,915        134,899       1987         02/88           (b)

Popeyes Famous Fried
    Chicken Restaurant:
        Plant City, Florida                 360,342             604,793        128,622       1988         11/87           (b)

Red Oaks Steakhouse
    Restaurant:
        Canton Township, Michigan                (e)            296,945              -       1988         02/88           (d)

Taco Bell Restaurants:
    Bishop, California                      272,151             636,116         92,606       1988         05/88           (b)
    Longwood, Florida                       394,086             740,917        133,011       1988         06/88           (b)
                                         -----------   -----------------  -------------

                                         $8,231,130         $14,157,731     $2,738,895
                                         ===========   =================  =============

Property of Joint Venture in Which
   the Partnership has a 73.4%
   Interest and has Invested in
   Under an Operating Lease:

Po Folks Restaurant:
    Titusville, Florida (g)                $750,985          $1,022,335       $245,306       1988         12/88           (b)
                                         ===========   =================  =============

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                                        Costs Capitalized
                                                                                          Subsequent To
                                                            Initial Cost                   Acquisition
                                                   ----------------------------  -----------------------------   -----------------
                                         Encum-                 Buildings and       Improve-        Carrying
                                        brances      Land       Improvements          ments           Costs           Land
                                     ------------  --------  ------------------  ----------------   ----------   ----------------
Property in Which the
   Partnership has a 33.0%
   Interest as Tenants-in-
   Common and has Invested in
   Under an Operating Lease:

     IHOP Restaurant:
        Englewood, Colorado                -         $552,590               -                 -            -           $552,590
                                                   ==========   =============      ============    =========      ==============

Property in Which the
   Partnership has a 9.84%
   Interest as Tenants-in-
   Common and has Invested in
   Under an Operating Lease:

        Chevy's Fresh Mex
           Restaurant:
              Miami, Florida               -         $976,357        $974,016                 -            -           $976,357
                                                   ==========  ==============      ============    =========      ==============

Property of Joint Venture in Which
   the Partnership has a 46.88%
   Interest and has Invested in
   Under an Operating Lease:

     Ruby Tuesday Restaurant:
        Orlando, FL                        -         $623,496               -                 -            -           $623,496
                                                   ==========   =============      ============   ==========      =============




                                           Gross Amount at Which                                                     Life on Which
                                        Carried at Close of Period (c)                                               Depreciation in
                                      ------------------------------------                    Date                    Latest Income
                                       Buildings and                        Accumulated      of Con-       Date        Statement is
                                       Improvements           Total        Depreciation     struction    Acquired        Computed
                                      ----------------   ------------    ---------------    ----------  -----------  ---------------

Property in Which the
   Partnership has a 33.0%
   Interest as Tenants-in-
   Common and has Invested in
   Under an Operating Lease:

     IHOP Restaurant:
        Englewood, Colorado                        (e)     $552,590                   -         1996         07/97           (d)
                                                         ============    ==============

Property in Which the
   Partnership has a 9.84%
   Interest as Tenants-in-
   Common and has Invested in
   Under an Operating Lease:

        Chevy's Fresh Mex
           Restaurant:
              Miami, Florida                 $974,016     $1,950,373            $32,557         1995         12/97           (b)
                                       ================  ============    ===============

Property of Joint Venture in Which
   the Partnership has a 46.88%
   Interest and has Invested in
   Under an Operating Lease:

     Ruby Tuesday Restaurant:
        Orlando, FL                                (e)      $623,496                  -         1998         05/98           (d)
                                                         ============    ===============

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                                             Costs Capitalized
                                                                                               Subsequent To
                                                             Initial Cost                       Acquisition
                                                    -------------------------------  -------------------------------
                                                   Encum-            Buildings and       Improve-          Carrying
                                                  brances    Land    Improvements         ments             Costs
                                                 ----------  ------  ----------------  ----------------   ----------
Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

     Denny's Restaurant:
        Hagerstown, Maryland                           -           -             -          $549,754            -

     Red Oaks Steakhouse
        Restaurant:
           Canton Township, Michigan                   -           -             -          $668,909            -
                                                             -------  -------------  ----------------   ----------

                                                                   -             -        $1,218,663            -
                                                             =======  =============  ================   ==========

Property in Which the
   Partnership has a 33.0%
   Interest as Tenants-in-
   Common and has Invested in
   Under Direct Financing Lease:

     IHOP Restaurant:
        Englewood, Colorado                            -           -    $1,008,839                 -            -
                                                             =======  =============  ================   ==========

Property in Which the
 Partnership has a 25.87%
 Interest as Tenants-in-
 Common and has Invested in
 Under Direct Financing Lease:


  IHOP Restaurant:
   Overland Park, Kansas                               -                $1,608,508                 -            -
                                                             =======  =============  ================   ==========

                                                  Gross Amount at Which
                                             Carried at Close of Period (c)
                                   -------------------------------------------                        Date
                                                 Buildings and                     Accumulated       of Con-       Date
                                       Land      Improvements        Total         Depreciation     struction    Acquired
                                   ------------- ---------------  ------------  -------------------  ----------  -----------
Properties the Partnership has
   Invested in Under Direct
   Financing Leases:
                                            -
     Denny's Restaurant:                                     (e)            (e)                 (d)        1988      12/87
        Hagerstown, Maryland

     Red Oaks Steakhouse                    -
        Restaurant:                                          (e)            (e)                 (d)        1988      02/88
           Canton Township, Michiga




Property in Which the
   Partnership has a 25.87
   Interest as Tenants-in-
   Common and has Invested in
   Under Direct Financing Lease:

     IHOP Restaurant:                       -                (f)            (f)                 (d)        1996      07/97
        Englewood, Colorado

Property in Which the
   Partnership has a 25.87%
   Interest as Tenants-in-
   Common and has Invested in
   Under Direct Financing Lease:

    IHOP Restaurant:                        -               (e)             (e)                 (d)        1997      01/98
     Overland Park, Kansas


                                             Life on Which
                                             Depreciation in
                                              Latest Income
                                               Statement is
                                                 Computed
                                              --------------
Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

     Denny's Restaurant:
        Hagerstown, Maryland                             (d)

     Red Oaks Steakhouse
        Restaurant:
           Canton Township, Michiga                      (d)



Property in Which the
   Partnership has a 25.87
   Interest as Tenants-in-
   Common and has Invested in
   Under Direct Financing Lease:

     IHOP Restaurant:
        Englewood, Colorado                              (d)

Property in Which the
   Partnership has a 25.87%
   Interest as Tenants-in-
   Common and has Invested in
   Under Direct Financing Lease:

    IHOP Restaurant:
     Overland Park, Kansas                               (d)

                          CNL INCOME FUND III, LTD.
                       (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                                            Costs Capitalized
                                                                                               Subsequent To
                                                                    Initial Cost                Acquisition
                                                              -----------------------   ----------------------------
                                                    Encum-            Buildings and       Improve-        Carrying
                                                    brances    Land    Improvements         ments           Costs
                                                  ----------  ------  ----------------  ----------------  ----------
Property of Joint Venture in Which
   the Partnership has a 46.88%
   Interest and has Invested in
   Under Direct Financing Lease:

    Ruby Tuesday Restaurant:
     Orlando, Florida                                     -        -                -          $820,202           -
                                                              =======   ==============       ===========    ========

                                                     Gross Amount at Which
                                                 Carried at Close of Period (c)
                                          --------------------------------------------                         Date
                                                        Buildings and                        Accumulated      of Con-       Date
                                               Land     Improvements           Total        Depreciation     struction    Acquired
                                           ----------- ----------------   ------------    ----------------  ----------  ----------
Property of Joint Ventures Which
   the Partnership has a 46.88%
   Interest and has Invested in
   Under Direct Financing Lease:

     Ruby Tuesday Restaurant:
      Orlando, Florida                              -               (e)           (e)                  (d)        1998       05/98


                                           Life on Which
                                          Depreciation in
                                           Latest Income
                                            Statement is
                                              Computed
                                           --------------
Property of Joint Venture in Which
   the Partnership has a 46.88%
   Interest and has Invested in
   Under Direct Financing Lease:

    Ruby Tuesday Restaurant:
     Orlando, Florida                            (d)



                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1998


(a) Transactions in real estate and accumulated depreciation during 1998, 1997, and 1996, are summarized as follows:

                                                                                     Accumulated
                                                                   Cost             Depreciation
                                                           ------------------     --------------
Properties the Partnership has Invested
  in Under Operating Leases:

   Balance, December 31, 1995                                  $20,852,053            $3,334,676
   Reclassified to direct financing lease                         (549,754)                   --
   Depreciation                                                         --               276,247
                                                           ------------------     --------------

   Balance, December 31, 1996                                   20,302,299             3,610,923
   Acquisition                                                   1,272,962                    --
   Disposition                                                  (3,357,391)             (637,481)
   Depreciation                                                         --               368,182
                                                           ------------------     --------------

   Balance, December 31, 1997                                   18,217,870             3,341,624
   Acquisition                                                     150,000                    --
   Dispositions                                                 (4,210,139)             (902,084)
   Depreciation expense                                                 --               299,355
                                                           ------------------     --------------

   Balance, December 31, 1998                                  $14,157,731            $2,738,895
                                                           ==================     ==============

Property of Joint Venture in Which the
 Partnership has a 73.4% Interest and
 has Invested in Under an Operating
 Lease:

   Balance, December 31, 1995                                  $ 1,022,335            $  175,230
   Depreciation expense                                                 --                25,033
                                                           ------------------     --------------

   Balance, December 31, 1996                                    1,022,335               200,263
   Depreciation expense                                                 --                24,944
                                                           ------------------     --------------

   Balance, December 31, 1997                                    1,022,335               225,207
   Depreciation expense                                                 --                20,099
                                                           ------------------     --------------

   Balance, December 31, 1998                                  $ 1,022,335            $  245,306
                                                           ==================     ==============

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


                                                                                     Accumulated
                                                                   Cost              Depreciation
                                                            -----------------      --------------
Property in Which the Partnership has a 33%
  Interest as Tenants-in-Common and has
  Invested in Under an Operating Lease:

    Balance, December 31, 1996                                   $        --         $        --
    Acquisition                                                      552,590                  --
    Depreciation expense (d)                                              --                  --
                                                            -----------------      --------------

    Balance, December 31, 1997                                       552,590                  --
    Depreciation expense (d)                                              --                  --
                                                            -----------------      --------------

    Balance, December 31, 1998                                   $   552,590         $        --
                                                            =================      ==============

Property in Which the Partnership has a 9.84%
 Interest as Tenants-in-Common and has
 Invested in Under an Operating Lease:

   Balance, December 31, 1996                                    $        --         $        --
   Acquisition                                                     1,950,373                  --
   Depreciation expense                                                   --                  89
                                                            -----------------      --------------

   Balance, December 31, 1997                                      1,950,373                  89
   Depreciation expense                                                   --              32,468
                                                            -----------------      --------------

   Balance, December 31, 1998                                    $ 1,950,373         $    32,557
                                                            =================      ==============

Property of Joint Venture in Which the
 Partnership has a 46.88% Interest and has Invested in Under an Investment in Direct
 Financing Lease:

   Balance, December 31, 1997                                    $        --         $        --
   Acquisition                                                       623,496                  --
   Depreciation expense (d)                                               --                  --


   Balance, December 31, 1998                                    $   623,496         $        --
                                                            =================      ==============


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership, its consolidated joint venture and the unconsolidated joint venture for federal income tax purposes was $14,523,276 and $8,123,842, respectively. All of the leases are treated as operating leases for federal income tax purposes.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998


(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing lease; therefore, depreciation is not applicable.

(e) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(f) The tenant of this Property, Golden Corral Corporation, has subleased this Property to a local independent restaurant. Golden Corral Corporation continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this Property to the Partnership.

(g) For financial reporting purposes, the undepreciated cost of the Property in Titusville, Florida, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $272,290 at December 31, 1998. The cumulative allowance at December 31, 1998, represents the difference between the Property's carrying value and the current estimate of the net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and building.

                           CNL INCOME FUND III, LTD.
                        (A Florida Limited Partnership)

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1998



                                                                                                Principal
                                                                                                  Amount
                                                                                                 of Loans
                                                                      Face                      Subject to
                                   Final      Periodic               Amount     Carrying        Delinquent
                    Interest     Maturity     Payment     Prior        of       Amount of       Principal
Description           Rate         Date        Terms      Liens    Mortgages    Mortgages          or
                                                                                               Description
                                                                                                 Interest
------------  ---------------  -----------  ---------  ---------  -----------  -----------  ----------------
Burger King -
Roswell, GA
First Mortgage         9.00%     July 2000      (1)         $ --     $685,000         $ --             $ --
                                                      -----------  ----------  -----------  ----------------

Total                                                       $ --     $685,000         $ --             $ --
                                                      ===========  ==========  ===========  ================


(1) Monthly payments of principal and interest at an annual rate of 9.00%, with a balloon payment at maturity of $642,798. Balance was paid in full in 1998.

(2)  The changes in the carrying amounts are summarized as follows:

                                              1998          1997       1996
                                        --------------  ----------  ---------
     Balance at beginning of
        year                               $ 681,687      $     --     $  --

     New mortgage loans                           --       685,000        --

     Interest earned                          32,002        33,665        --

     Collection of principal
         and interest                       (713,689)      (36,978)       --
                                       ---------------  ----------  --------

     Balance at end of year                $      --      $681,687     $  --
                                       ===============  ==========  ========

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund IV, Ltd.

Our audits of the financial statements referred to in our report dated January 18, 1999, except for the second paragraph of Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in
Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 18, 1999

                            CNL INCOME FUND IV, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                 -----------------------------------------------


                  Years Ended December 31, 1998, 1997, and 1996

                                                   Additions                     Deductions
                                        ----------------------------    -------------------------
                                                                                        Collected
                                                                                        or Deter-
                              Balance at    Charged to    Charged to        Deemed      mined to     Balance
                              Beginning     Costs and       Other          Uncollec-     be Col-      at End
  Year       Description       of Year       Expenses      Accounts          tible      lectible     of Year
-------   ----------------   ------------  -------------  ----------      -----------  ----------  ----------
1996        Allowance for
            doubtful
            accounts (a)        $166,866    $         --   $  38,389 (b)   $   48,322   $     --    $ 156,933
                             ============  =============  ==========      ===========  ==========  ==========

1997        Allowance for
            doubtful
            accounts (a)      $   156,933   $         --   $ 258,818 (b)   $  112,624   $   7,547   $ 295,580
                             ============  =============  ==========      ===========  ==========  ==========

1998        Allowance for
            doubtful
            accounts (a)      $   295,580   $         --   $  26,370 (b)   $    3,303   $  60,006   $ 258,641
                             ============  =============  ==========      ===========  ==========  ==========


     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

                            CNL INCOME FUND IV, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                                            Costs Capitalized
                                                                                              Subsequent to
                                                                Initial Cost                   Acquisition
                                                        ----------------------------- ------------------------------   ------------
                                              Encum-                  Buildings and     Improve-         Carrying
                                              brances       Land      Improvements        ments            Costs           Land
                                          ------------- ------------ ---------------- ---------------   ------------   ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Arby's Restaurants:
         Winchester, Indiana                     -      $287,769               -       $567,785              -            $287,769
         Portland, Indiana                       -       187,928               -        657,931              -             187,928

      Boston Market Restaurant:
         Richmond, Virginia                              504,169         522,025              -              -             504,169
                                                                                                             -
      Captain D's Restaurants:
         Alexander City, Alabama                 -       120,210         279,689              -              -             120,210
         Oak Ridge, Tennessee                    -       169,951         281,686              -                            169,951

      Checkers Drive-In Restaurant:
         Miami, Florida                          -       174,336               -              -              -             174,336

      Denny's Restaurants:
         Marion, Ohio                            -       135,407         334,665              -              -             135,407
         Dundee, Michigan                        -       251,650               -        372,278              -             251,650

      Golden Corral Family
         Steakhouse Restaurants:
             Franklin, Indiana                   -       107,560         586,375              -              -             107,560
             Streator, Illinois                  -       161,616         650,934              -              -             161,616

      Jack in the Box Restaurant:
         San Antonio, Texas                      -       352,957               -        368,702              -             352,957

      Pizza Hut Restaurants:
         Memphis, Texas                          -        26,510         231,874              -              -              26,510
         Carthage, Texas                         -        40,444         232,823              -              -              40,444
         Crystal City, Texas                     -         8,826         178,570              -              -               8,826
         Sequin, Texas                           -        63,708         184,279              -              -              63,708
         Washington, D.C.                        -       191,737               -              -              -             191,737

      Shoney's Restaurants:
         Alexander City, Alabama                 -       202,438         428,406              -              -             202,438
         Topeka, Kansas                          -       292,407         465,321              -              -             292,407
         Brookhaven, Mississippi                 -       312,574         452,601              -              -             312,574
         Auburn, Alabama                         -       363,432         426,123              -              -             363,432
         Tampa, Florida                          -       316,697               -        894,659              -             316,697

      Taco Bell Restaurant:
         Edgewood, Maryland                      -       440,355               -        523,478              -             440,355

                                           Gross Amount at Which                                                     Life on Which
                                       Carried at Close of Period (c)                                               Depreciation in
                                       -----------------------------------                      Date                 Latest Income
                                         Buildings and                        Accumulated      of Con-      Date      Statement is
                                         Improvements           Total        Depreciation     struction   Acquired      Computed
                                       -----------------    --------------  --------------    ---------  ---------- ---------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Arby's Restaurants:
         Winchester, Indiana                $567,785             $855,554     $156,806           1988       07/88          (b)
         Portland, Indiana                   657,931              845,859      171,007           1989       11/88          (b)

      Boston Market Restaurant:
         Richmond, Virginia                  522,025            1,026,194       34,850           1996       12/96          (b)

      Captain D's Restaurants:
         Alexander City, Alabama             279,689              399,899       93,460           1988       12/88          (b)
         Oak Ridge, Tennessee                281,686              451,637       94,153           1988       12/88          (b)

      Checkers Drive-In Restaurant:
         Miami, Florida                            -              174,336           (g)            -        06/94          (g)

      Denny's Restaurants:
         Marion, Ohio                        334,665              470,072       66,711           1989       10/88          (h)
         Dundee, Michigan                    372,278              623,928      126,162           1988       10/88          (b)

      Golden Corral Family
         Steakhouse Restaurants:
             Franklin, Indiana               586,375              693,935      205,232           1988       06/88          (b)
             Streator, Illinois              650,934              812,550      224,211           1988       08/88          (b)

      Jack in the Box Restaurant:
         San Antonio, Texas                  368,702              721,659      120,854           1989       11/88          (b)

      Pizza Hut Restaurants:
         Memphis, Texas                      231,874              258,384       79,547           1985       09/88          (b)
         Carthage, Texas                     232,823              273,267       79,872           1981       09/88          (b)
         Crystal City, Texas                 178,570              187,396       61,259           1981       09/88          (b)
         Sequin, Texas                       184,279              247,987       63,219           1974       09/88          (b)
         Washington, D.C.                         (f)             191,737            -           1986       01/89          (d)

      Shoney's Restaurants:
         Alexander City, Alabama             428,406              630,844      143,155           1988       12/88          (b)
         Topeka, Kansas                      465,321              757,728      155,532           1988       12/88          (b)
         Brookhaven, Mississippi             452,601              765,175      151,282           1988       12/88          (b)
         Auburn, Alabama                     426,123              789,555      142,431           1988       12/88          (b)
         Tampa, Florida                      894,659            1,211,356      283,309           1989       02/89          (b)

      Taco Bell Restaurant:
         Edgewood, Maryland                  523,478              963,833      172,312           1989       10/88          (b)

                            CNL INCOME FUND IV, LTD.
                         (A Florida Limited Partnership)

       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1998

                                                                                              Costs Capitalized
                                                                                                Subsequent to
                                                                 Initial Cost                    Acquisition
                                                       -------------------------------  ----------------------------  -------------
                                              Encum-                  Buildings and       Improve-       Carrying
                                              brances     Land         Improvements        ments           Costs          Land
                                           ----------- ------------  -----------------  -------------   ------------  -------------
      Wendy's Old Fashioned
             Hamburger Restaurants:
                  Detroit, Michigan              -          192,813           462,793              -              -        192,813
                  Mechanicsville, Virginia       -          346,627           502,117              -              -        346,627
                  Tampa, Florida                 -          530,456           432,958              -              -        530,456
                  Tampa, Florida                 -          476,755           368,405              -              -        476,755

      Other Restaurants:
             Corpus Christi, Texas               -          204,287                 -        460,803              -        204,287
                  Maywood, Illinois (i)          -          310,966                 -        443,472              -        310,966
                  Palm Bay, Florida              -          469,927           365,128        310,676              -        469,927
                                                      -------------- -----------------  -------------   ------------  -------------

                                                         $7,244,512        $7,386,772     $4,599,784              -     $7,244,512
                                                      ============== =================  =============   ============  =============
Property of Joint Venture in
    Which the Partnership
    has a 51% Interest and
    has Invested in Under an
    Operating Lease:
        Denny's Restaurant:
             Holland, Michigan                   -         $295,987                 -       $780,451              -       $295,987
                                                      ============== =================  =============   ============  =============

Property of Joint Venture in
    Which the Partnership
    has a 26.6% Interest and
    has Invested in Under an
    Operating Lease:
        Po Folks Restaurant:
             Titusville, Florida (j)             -         $271,350                 -       $750,985              -       $271,350
                                                      ============== =================  =============   ============  =============

Property of Joint Venture in
    Which the Partnership
    has a 57% Interest and
    has Invested in Under an
    Operating Lease:
        Waffle House Restaurant:
             Cocoa, Florida                                $183,229          $192,857              -              -       $183,229
                                                      ============== =================  =============   ============  =============

Property of Joint Venture in
    Which the Partnership
    has a 96.1% Interest and
    has Invested in Under an
    Operating Lease:
        KFC Restaurant:
             Auburn, Massachusetts               -         $484,362                 -              -              -       $484,362
                                                      ============== =================  =============   ============  =============



                                                    Gross Amount at Which                                            Life on Which
                                               Carried at Close of Period (c)                                        Depreciation in
                                            -----------------------------------                   Date                Latest Income
                                              Buildings and                       Accumulated    of Con-     Date     Statement is
                                              Improvements            Total      Depreciation   struction  Acquired      Computed
                                            -----------------    --------------  -------------  ---------- --------- --------------
      Wendy's Old Fashioned
             Hamburger Restaurants:
                  Detroit, Michigan               462,793              655,606     156,836           1983    10/88          (b)
                  Mechanicsville, Virginia        502,117              848,744     168,768           1988    12/88          (b)
                  Tampa, Florida                  432,958              963,414     144,407           1984    12/88          (b)
                  Tampa, Florida                  368,405              845,160     122,877           1987    12/88          (b)

      Other Restaurants:
             Corpus Christi, Texas                460,803              665,090     155,838           1988    10/88          (b)
                  Maywood, Illinois (i)           443,472              754,438     146,189           1988    09/88          (b)
                  Palm Bay, Florida               675,804            1,145,731     224,330           1989    12/88          (b)
                                             -------------         ------------ -----------

                                              $11,986,556          $19,231,068  $3,744,609
                                             =============         ============ ===========

Property of Joint Venture in
    Which the Partnership
    has a 51% Interest and
    has Invested in Under an
    Operating Lease:
        Denny's Restaurant:
             Holland, Michigan                   $780,451           $1,076,438    $264,486           1988    11/88          (b)
                                             =============         ============ ===========

Property of Joint Venture in
    Which the Partnership
    has a 26.6% Interest and
    has Invested in Under an
    Operating Lease:
        Po Folks Restaurant:
             Titusville, Florida (j)             $750,985           $1,022,335    $245,306           1988    12/88          (b)
                                             =============         ============ ===========

Property of Joint Venture in
    Which the Partnership
    has a 57% Interest and
    has Invested in Under an
    Operating Lease:
        Waffle House Restaurant:
             Cocoa, Florida                      $192,857             $376,086     $57,911           1986    12/89          (b)
                                             =============         ============ ===========

Property of Joint Venture in
    Which the Partnership
    has a 96.1% Interest and
    has Invested in Under an
    Operating Lease:
        KFC Restaurant:
             Auburn, Massachusetts                     (f)            $484,362           -           1989    05/89          (d)
                                                                   ============ ===========

                            CNL INCOME FUND IV, LTD.
                         (A Florida Limited Partnership)

        SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION CONTINUED
        -----------------------------------------------------------------

                                December 31, 1998

                                                                                               Costs Capitalized
                                                                                                 Subsequent to
                                                              Initial Cost                        Acquisition
                                                   ----------------------------------   -------------------------------  ----------
                                         Encum-                      Buildings and         Improve-         Carrying
                                         brances       Land           Improvements           ments            Costs         Land
                                        ---------  --------------   -----------------   ----------------   ------------  ----------
Property of Joint Venture in
    Which the Partnership
    has a 68.87% Interest and
    has Invested in Under an
    Operating Lease:
        Denny's Restaurant:
             Kingsville, Texas (k)          -           $171,061                   -            $99,128              -     $270,189
                                                  ===============   =================   ================   ============  ==========

Property in Which the Partner-
    ship has a 53% Interest as
    Tenants-in-Common and
    has Invested in Under an
    Operating Lease:
        Golden Corral Family
             Steakhouse Restaurant:
                 Clinton, North Carolina    -           $138,382            $676,588                  -              -     $138,382
                                                  ===============   =================   ================   ============  ==========

Property of Joint Venture in
    Which the Partnership
    has a 35.71% Interest and
    has Invested in Under an
    Operating Lease:
        IHOP Restaurant:
             Warren, Michigan               -           $507,965            $889,080                  -              -     $507,965
                                                  ===============   =================   ================   ============  ==========

Properties the Partnership has
    Invested in Under Direct
    Financing Leases:
        Pizza Hut Restaurant:
             Washington, D. C.              -                  -            $459,543                  -              -            -

        Shoney's Restaurant:
             Punta Gorda, Florida           -            210,438             770,826             39,193              -           (f)

                                                  ---------------   -----------------   ----------------   ------------

                                                        $210,438          $1,230,369            $39,193              -
                                                  ===============   =================   ================   ============
Property of Joint Venture in
    Which the Partnership has a
    96.1% Interest and has Invested
    in Under a Direct Financing
    Lease:
        KFC Restaurant:
             Auburn, Massachusetts          -                  -                   -           $434,947              -            -
                                                  ===============   =================   ================   ============



                                        Gross Amount at Which                                                         Life on Which
                                        Carried at Close of Period (c)                                               Depreciation in
                                        ---------------------------------------                   Date                Latest Income
                                          Buildings and                          Accumulated     of Con-      Date    Statement is
                                          Improvements             Total        Depreciation    struction   Acquired     Computed
                                        ------------------   ------------------ --------------- ---------- --------- ---------------
Property of Joint Venture in
    Which the Partnership
    has a 68.87% Interest and
    has Invested in Under an
    Operating Lease:
        Denny's Restaurant:
             Kingsville, Texas (k)                     (f)            $270,189               -    1988       10/88         (d)
                                                             ================== ===============

Property in Which the Partner-
    ship has a 53% Interest as
    Tenants-in-Common and
    has Invested in Under an
    Operating Lease:
        Golden Corral Family
             Steakhouse Restaurant:
                 Clinton, North Carolina         $676,588             $814,970         $66,273    1996       01/96         (b)
                                         =================   ================== ===============

Property of Joint Venture in
    Which the Partnership
    has a 35.71% Interest and
    has Invested in Under an
    Operating Lease:
        IHOP Restaurant:
             Warren, Michigan                    $889,080           $1,397,045          $8,769    1998       09/98         (b)
                                         =================   ================== ===============

Properties the Partnership has
    Invested in Under Direct
    Financing Leases:
        Pizza Hut Restaurant:
             Washington, D. C.                         (f)                  (f)             (d)   1986       01/89         (d)

        Shoney's Restaurant:
             Punta Gorda, Florida                      (f)                  (f)             (e)   1989       02/89         (e)

Property of Joint Venture in
    Which the Partnership has a
    96.1% Interest and has Invested
    in Under a Direct Financing
    Lease:
        KFC Restaurant:
             Auburn, Massachusetts                     (f)                  (f)             (d)   1989       05/89         (d)

                            CNL INCOME FUND IV, LTD.
                         (A Florida Limited Partnership)

        SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION CONTINUED
        -----------------------------------------------------------------

                                December 31, 1998

                                                                                              Costs Capitalized
                                                                                                Subsequent to
                                                                 Initial Cost                    Acquisition
                                                     --------------------------------- ------------------------------   -----------
                                          Encum-                      Buildings and      Improve-         Carrying
                                          brances         Land         Improvements        ments            Costs           Land
                                        ------------ -------------   ----------------- ---------------   ------------   -----------
Property of Joint Venture in
    Which the Partnership has a
    68.87% Interest and has Invested
    in Under a Direct Financing
    Lease:
        Denny's Restaurant:
             Kingsville, Texas               -                  -                   -        $535,489              -              -

                                                     =============   ================= ===============   ============


                                       Gross Amount at Which                                                        Life on Which
                                       Carried at Close of Period (c)                                               Depreciation in
                                      -------------------------------------                    Date                  Latest Income
                                         Buildings and                       Accumulated      of Con-       Date     Statement is
                                         Improvements             Total     Depreciation     struction    Acquired      Computed
                                       ------------------   --------------- ---------------  ---------- ------------ ---------------

Property of Joint Venture in
    Which the Partnership has a
    68.87% Interest and has Invested
    in Under a Direct Financing
    Lease:
        Denny's Restaurant:
             Kingsville, Texas                   (f)                  (f)            (d)          1988       10/88           (d)

                           CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1998



     (a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996, are summarized as follows:

                                                                              Accumulated
                                                                Cost          Depreciation
                                                          ----------------  ---------------
Properties the Partnership has Invested
in Under Operating Leases:

        Balance, December 31, 1995                         $    21,989,843   $    3,045,149
        Dispositions                                              (887,486)         (96,179)
        Additional costs capitalized                             1,026,194               --

        Depreciation expense                                            --          442,065
                                                          ----------------  ---------------

        Balance, December 31, 1996                              22,128,551        3,391,035
        Dispositions                                              (365,785)              --
        Acquisitions                                               250,000               --
        Depreciation expense                                            --          453,397
                                                          ----------------  ---------------

        Balance, December 31, 1997                              22,012,766        3,844,432
        Dispositions                                            (2,781,698)        (525,304)
        Depreciation expense                                            --          425,481
                                                          ----------------  ---------------

        Balance, December 31, 1998                         $    19,231,068   $    3,744,609
                                                          ================  ===============

Property of Joint Venture in Which
   the Partnership has a 51% Interest and
   has Invested in Under an Operating lease:

        Balance, December 31, 1995                         $     1,076,438   $      186,441
        Depreciation expense                                            --           26,015
                                                          ----------------  ---------------

        Balance, December 31, 1996                               1,076,438          212,456
        Depreciation expense                                            --           26,015
                                                          ----------------  ---------------

        Balance, December 31, 1997                               1,076,438          238,471
        Depreciation expense                                            --           26,015
                                                          ----------------  ---------------

        Balance, December 31, 1998                         $     1,076,438   $      264,486
                                                          ================  ===============

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                               December 31, 1998

                                                                           Accumulated
                                                               Cost        Depreciation
                                                        ----------------  --------------
Property of Joint Venture in Which the
Partnership has a 26.6% Interest and
has Invested in Under an Operating lease:
        Balance, December 31, 1995                       $     1,022,335   $     175,230
        Depreciation expense                                          --          25,033
                                                        ----------------  --------------

        Balance, December 31, 1996                             1,022,335         200,263
        Depreciation expense                                          --          25,033
                                                        ----------------  --------------


        Balance, December 31, 1997                             1,022,335         225,296
        Depreciation expense                                          --          20,010
                                                        ----------------  --------------

        Balance, December 31, 1998 (j)                   $     1,022,335   $     245,306
                                                        ================  ==============

Property of Joint Venture in Which the
  Partnership has a 57% Interest and has
  Invested in Under an Operating lease:

        Balance, December 31, 1995                       $       376,086   $      38,624
        Depreciation expense                                          --           6,429
                                                        ----------------  --------------

        Balance, December 31, 1996                               376,086          45,053
        Depreciation expense                                          --           6,429
                                                        ----------------  --------------

        Balance, December 31, 1997                               376,086          51,482
        Depreciation expense                                          --           6,429
                                                        ----------------  --------------

        Balance, December 31, 1998                       $       376,086   $      57,911
                                                        ================  ==============

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                               December 31, 1998

                                                                           Accumulated
                                                               Cost        Depreciation
                                                        ----------------  --------------
Property of Joint Venture in Which the
Partnership has a 35.71% Interest and
has Invested in Under an Operating lease:
        Balance, December 31, 1997                       $            --   $          --
        Acquisition                                            1,397,045              --
        Depreciation expense                                          --           8,769
                                                        ----------------  --------------

        Balance, December 31, 1998                       $     1,397,045   $       8,769
                                                        ================  ==============

Property of Joint Venture in Which
  the Partnership has a 96.1% Interest and has Invested in Under an Operating lease:

        Balance, December 31, 1995                       $       484,362   $          --
        Depreciation expense (d)                                      --              --
                                                        ----------------  --------------

        Balance, December 31, 1996                               484,362              --
        Depreciation expense (d)                                      --              --
                                                        ----------------  --------------

        Balance, December 31, 1997                               484,362              --
        Depreciation expense (d)                                      --              --
                                                        ----------------  --------------

        Balance, December 31, 1998                       $       484,362   $          --
                                                        ================  ==============

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                               December 31, 1998

                                                                         Accumulated
                                                              Cost       Depreciation
                                                        --------------  --------------
Property of Joint Venture in Which the
Partnership has a  68.87% Interest and has
Invested in Under an Operating lease:
        Balance, December 31, 1995                       $     270,189   $          --
        Depreciation expense (d)                                    --              --
                                                        --------------  --------------

        Balance, December 31, 1996                             270,189              --
        Depreciation expense (d)                                    --              --
                                                        --------------  --------------

        Balance, December 31, 1997                             270,189              --
        Depreciation expense (d)                                    --              --
                                                        --------------  --------------

        Balance, December 31, 1998 (k)                   $     270,189   $          --
                                                        ==============  ==============

Property of Joint Venture in Which the
  Partnership has a  53% Interest and has
  Invested in Under an Operating lease:

        Balance, December 31, 1996                       $     814,970   $      21,168
        Depreciation expense                                        --          22,552
                                                        --------------  --------------

        Balance, December 31, 1997                             814,970          43,720
        Depreciation expense                                        --          22,553
                                                        --------------  --------------

        Balance, December 31, 1998                       $     814,970   $      66,273
                                                        ==============  ==============

                            CNL INCOME FUND IV, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION -
       ------------------------------------------------------------------
                                   CONTINUED
                                   ---------

                               December 31, 1998

     (b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

     (c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $20,503,529 and $6,360,167, respectively. All of the leases are treated as operating leases for federal income tax purposes.

     (d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing leases, therefore, depreciation is not applicable.

     (e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in the net investment in direct financing leases, therefore, depreciation is not applicable.

     (f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components are not shown.

     (g) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

     (h) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over remaining estimated life of approximately 25 years.

     (i) The restaurant on the Property in Maywood, Illinois, was converted to a Dunkin Donuts restaurant and a Holsum Bread bakery in 1993.

     (j) For financial reporting purposes, the undepreciated cost of the Property in Titusville, Florida, was written down to net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording allowances for loss on land and building in the amount of $125,251 and $147,039 at December 31, 1998 and December 31, 1997, respectively. During 1997, the operator of this Property vacated the Property and ceased operations. The impairment at December 31, 1998, represents difference between the Property's carrying value and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and building.

     (k) For financial reporting purposes, the undepreciated cost of the Property in Kingsville, Texas, was written down to net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $316,113 at December 31, 1998. The tenant of this Property experienced financial difficulties and ceased payment of rents under the terms of their lease agreement. The impairment at December 31, 1998, represents the difference between the Property's carrying value at December 31, 1998, and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and building.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund V, Ltd.

Our audits of the financial statements referred to in our report dated January 18, 1999, except for Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 18, 1999

                             CNL INCOME FUND V, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                 -----------------------------------------------

                  Years Ended December 31, 1998, 1997, and 1996

                                                    Additions                      Deductions
                                         ----------------------------    ----------------------------
                                                                                           Collected
                                                                                            or Deter-
                               Balance at    Charged to    Charged to      Deemed           mined to     Balance
                               Beginning     Costs and       Other        Uncollec-         be Col-      at End
  Year        Description       of Year       Expenses      Accounts        tible           lectible     of Year
--------     -------------    ------------   ----------    ----------    ------------     -----------   ---------
1996         Allowance for
             doubtful
             accounts (a)      $    4,490    $      --    $   46,493 (b) $     5,846 (c)   $    7,394   $  37,743
                              ============   ==========   ===========    ============      ==========   =========
1997         Allowance for
             doubtful
             accounts (a)      $   37,743    $   9,007    $   92,395 (b) $        -- (c)   $    1,253   $ 137,892
                              ============   ==========   ===========    ============      ==========   =========
1998         Allowance for
             doubtful
             accounts (a)      $  137,892    $      --    $   17,303 (b) $     3,094 (c)   $   10,596   $ 141,505
                              ============   ==========   ===========    ============      ==========   =========

     (a)  Deducted from receivables on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible.

                             CNL INCOME FUND V, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998


                                                                           Costs Capitalized
                                                                             Subsequent To              Gross Amount at Which
                                                    Initial Cost              Acquisition            Carried at Close of Period (c)
                                             --------------------------- --------------------- -------------------------------------
                                   Encum-                 Buildings and   Improve-   Carrying              Buildings and
                                   brances       Land     Improvements      ments     Costs      Land      Improvements     Total
                                 ----------- ------------ -------------- ----------- --------- ----------  -------------  ----------
Properties the Partnership
   has Invested in Under
   Operating Leases:

     Burger King Restaurant:
       Lawrenceville, Georgia        -          $482,070            -     $368,416        -     $482,070     $368,416      $850,486

     Captain D's Restaurant:
       Belleville, Illinois          -           186,050      383,781            -        -      186,050      383,781       569,831

     Denny's Restaurant:
       Daleville, Indiana (l) (n)    -           125,562      404,935            -        -      125,562      404,935       530,497
       New Castle, Indiana           -           117,394      471,340            -        -      117,394      471,340       588,734

     Golden Corral Family
       Steakhouse Restaurants:
           Livingston, Texas         -           156,382      429,107            -        -      156,382      429,107       585,489
           Victoria, Texas           -           504,787      742,216            -        -      504,787      742,216     1,247,003

     Hardee's Restaurants:
       Belding, Michigan (j)         -           113,884      564,805            -        -      113,884      564,805       678,689
       Connorsville, Indiana         -           279,665            -      591,137        -      279,665      591,137       870,802
       South Haven, Michigan         -           120,847      599,339      120,363        -      120,847      719,702       840,549

     IHOP:
         Houston, Texas              -           513,384      671,713            -        -      513,384      671,713     1,185,097

     Pizza Hut Restaurant:
         Mexia, Texas                -           237,944      200,501            -        -      237,944      200,501       438,445

     Taco Bell Restaurants:
       Bountiful, Utah               -           330,164            -      319,511        -      330,164      319,511       649,675
       Centralia, Washington         -           215,302            -      378,836        -      215,302      378,836       594,138

     Tony Romas:
       Sandy, Utah                   -           595,330            -            -        -      595,330           (f)      595,330

     Wendy's Old Fashioned
       Hamburger Restaurants:
           Tampa, Florida            -           336,218      462,400            -        -      336,218      462,400       798,618
           Endicott, New York        -           277,965      243,839            -        -      277,965      243,839       521,804
           Ithaca, New York          -           310,462      208,618            -        -      310,462      208,618       519,080

     Other:
         Lebanon, New Hampshire (g) (-)          448,726            -      696,741        -      448,726      696,741     1,145,467
                                              ----------   ----------   ----------    -----   ----------   ----------   -----------

                                              $5,352,136   $5,382,594   $2,475,004        -   $5,352,136   $7,857,598   $13,209,734
                                              ==========   ==========   ==========    =====   ==========   ==========   ===========

                                                                                      Life on Which
                                                                                     Depreciation in
                                                               Date                   Latest Income
                                             Accumulated      of Con-         Date     Statement is
                                             Depreciation    struction      Acquired     Computed
                                            --------------  -----------    ---------- ---------------
Properties the Partnership
   has Invested in Under
   Operating Leases:

     Burger King Restaurant:
       Lawrenceville, Georgia                  $116,665         1989          04/89          (b)

     Captain D's Restaurant:
       Belleville, Illinois                     125,262         1988          03/89          (b)

     Denny's Restaurant:
       Daleville, Indiana (l) (n)                13,827         1974          02/89          (l)
       New Castle, Indiana                       93,923         1989          02/89          (h)

     Golden Corral Family
       Steakhouse Restaurants:
           Livingston, Texas                    133,498         1986          09/89          (b)
           Victoria, Texas                      223,516         1989          12/89          (b)

     Hardee's Restaurants:
       Belding, Michigan (j)                    101,906         1989          03/89          (i)
       Connorsville, Indiana                    152,936         1989          03/89          (b)
       South Haven, Michigan                    125,294         1989          03/89          (i)

     IHOP:
         Houston, Texas                          24,567         1997          11/97          (b)

     Pizza Hut Restaurant:
         Mexia, Texas                            65,163         1985          03/89          (b)

     Taco Bell Restaurants:
       Bountiful, Utah                           99,847         1989          05/89          (b)
       Centralia, Washington                    114,703         1989          08/89          (b)

     Tony Romas:
       Sandy, Utah                                   (d)        1997          12/97          (d)

     Wendy's Old Fashioned
       Hamburger Restaurants:
           Tampa, Florida                       151,564         1987          02/89          (b)
           Endicott, New York                    73,828         1976          12/89          (b)
           Ithaca, New York                      63,164         1977          12/89          (b)

     Other:
         Lebanon, New Hampshire (g)             216,092         1989          03/89          (b)
                                            -----------

                                             $1,895,755
                                            ===========

                             CNL INCOME FUND V, LTD.
                         (A Florida Limited Partnership)

       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1998

                                                                        Costs Capitalized
                                                                          Subsequent To            Gross Amount at Which
                                                   Initial Cost            Acquisition        Carried at Close of Period (c)
                                            -------------------------  -------------------- -----------------------------------
                                   Encum-               Building and   Improve-  Carrying              Building and
                                  brances      Land     Improvements     ments    Costs        Land    Improvements    Total
                                 ---------- ----------- ------------  ---------- --------   ---------- ------------ ------------
Property of Joint Venture
   in Which the Partnership
   has a 43% Interest and has
   Invested in Under an
   Operating Lease:
     Waffle House Restaurant:
         Cocoa, Florida              -        $183,229     $192,857          -        -     $183,229     $192,857     $376,086
                                            =========== ============ ========== ========   ==========  ============ ============
Property of Joint Venture
   in Which the Partnership
   has a 48.90% Interest and has
   Invested in Under an
   Operating Lease:
     Burger King Restaurant:
         Knoxville, Tennessee        -        $283,961     $430,406          -        -     $283,961     $430,406     $714,367
                                            =========== ============ ========== ========   ==========  ============ ============
Property in Which the Partnership
   has a 42.09% Interest as
   Tenants-in-Common and has
   Invested in Under an
   Operating Lease:
     Boston Market Restaurant:
         Mesa, Arizona (k)           -        $440,842     $650,622          -        -     $440,842     $650,622   $1,091,464
                                            =========== ============ ========== ========   ==========  ============ ============
Property in Which the Partnership
   has a 27.78% Interest as
   Tenants-in-Common and has
   Invested in Under an
   Operating Lease:
     Chevy's Fresh Mex Restaurant:
         Vancouver, Washington       -        $875,659   $1,389,366          -        -     $875,659   $1,389,366   $2,265,025
                                            =========== ============ ========== ========   ==========  ============ ============
Property of Joint Venture
   in Which the Partnership has
   a 53.12% Interest and has
   Invested in Under an
   Operating Lease:
     Ruby Tuesday's Restaurant:
         Orlando, Florida            -        $623,496            -          -        -     $623,496           (f)    $623,496
                                            =========== ============ ========== ========   ==========  ============ ============
                                                                                       Life on Which
                                                                                       Depreciation in
                                                              Date                      Latest Income
                                             Accumulated     of Con-          Date      Statement is
                                             Depreciation   struction       Acquired      Computed
                                            -------------- -----------     ---------- -----------------
Property of Joint Venture
   in Which the Partnership
   has a 43% Interest and has
   Invested in Under an
   Operating Lease:
     Waffle House Restaurant:
         Cocoa, Florida                         $57,909         1986          12/89          (b)
                                             ===========
Property of Joint Venture
   in Which the Partnership
   has a 48.90% Interest and has
   Invested in Under an
   Operating Lease:
     Burger King Restaurant:
         Knoxville, Tennessee                  $127,688         1985          01/90          (b)
                                             ===========
Property in Which the Partnership
   has a 42.09% Interest as
   Tenants-in-Common and has
   Invested in Under an
   Operating Lease:
     Boston Market Restaurant:
         Mesa, Arizona (k)                      $25,837         1997          10/97          (b)
                                             ===========
Property in Which the Partnership
   has a 27.78% Interest as
   Tenants-in-Common and has
   Invested in Under an
   Operating Lease:
     Chevy's Fresh Mex Restaurant:
         Vancouver, Washington                  $46,436         1994          12/97          (b)
                                             ===========
Property of Joint Venture
   in Which the Partnership has
   a 53.12% Interest and has
   Invested in Under an
   Operating Lease:
     Ruby Tuesday's Restaurant:
         Orlando, Florida                            (d)        1998          05/98          (d)
                                             ===========

                             CNL INCOME FUND V, LTD.
                         (A Florida Limited Partnership)

       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1998

                                                                         Costs Capitalized
                                                                           Subsequent to             Gross Amount at Which
                                                    Initial Cost            Acquisition          Carried at Close of Period (c)
                                             ------------------------  ---------------------  -------------------------------------
                                   Encum-                Building and   Improve-    Carrying              Building and
                                   brances     Land      Improvements    ments       Costs       Land     Improvements     Total
                                 ----------- ----------  ------------  -----------  --------  ----------- -------------  ----------
Properties the Partnership
   has Invested in Under
   Direct Financing Leases:

     Captain D's Restaurant
         Zanesville, Ohio            -         $99,651      $390,518            -         -           (f)           (f)         (f)

     Denny's Restaurant:
         Huron, Ohio                 -          27,418       456,139            -         -           (f)           (f)         (f)

     Tony Romas:
         Sandy, Utah                 -               -       911,072            -         -            -            (f)         (f)
                                             ----------  ------------  -----------  --------

                                              $127,069    $1,757,729            -         -
                                             ==========  ============  ===========  ========

                                                                                Life on Which
                                                                               Depreciation in
                                                        Date                    Latest Income
                                    Accumulated       of Con-       Date        Statement is
                                    Depreciation     struction    Acquired        Computed
                                  ---------------   -----------  ----------   -----------------
Properties the Partnership
   has Invested in Under
   Direct Financing Leases:

     Captain D's Restaurant
         Zanesville, Ohio               (e)             1988        03/89            (e)

     Denny's Restaurant:
         Huron, Ohio                    (e)             1971        05/89            (e)

     Tony Romas:
         Sandy, Utah                    (d)             1997        12/97            (d)

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1998

(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996, are summarized as follows:

                                                                                                     Accumulated
                                                                                      Cost           Depreciation
                                                                                  -----------        ------------
Properties the Partnership has Invested
in Under Operating Leases:

        Balance, December 31, 1995                                                $ 8,769,088         $2,128,453
        Dispositions                                                               (1,053,110)          (158,845)
        Depreciation expense                                                               --            376,766
                                                                                  -----------         ----------
        Balance, December 31, 1996                                                 17,715,978          2,346,374
        Dispositions                                                               (3,099,783)          (726,447)
        Depreciation expense (j)(n)                                                        --            324,431
                                                                                  -----------         ----------
        Balance, December 31, 1997                                                 14,616,195          1,944,358
        Reclassification from direct financing lease                                  530,497                 --
        Dispositions                                                               (1,936,958)          (315,857)
        Depreciation expense (j)(n)(o)                                                     --            267,254
                                                                                  -----------         ----------
        Balance, December 31, 1998                                                $13,209,734         $1,895,755
                                                                                  ===========         ==========

Property of Joint Venture in Which the
    Partnership has a 43% Interest and
    has Invested in Under an Operating Lease:

        Balance, December 31, 1995                                                $   376,086         $   38,624
        Depreciation expense                                                               --              6,429
                                                                                  -----------         ----------
        Balance, December 31, 1996                                                    376,086             45,053
        Depreciation expense                                                               --              6,428
                                                                                  -----------         ----------
        Balance, December 31, 1997                                                    376,086             51,481
        Depreciation expense                                                               --              6,428
                                                                                  -----------         ----------
        Balance, December 31, 1998                                                $   376,086         $   57,909
                                                                                  ===========         ==========

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                               December 31, 1998

                                                                                              Accumulated
                                                                                    Cost      Depreciation
                                                                                 ----------   ------------
Property of Joint Venture in Which the
Partnership has a 48.90% Interest and
has Invested in Under an Operating Lease:

        Balance, December 31, 1995                                               $  714,367     $ 84,647
        Depreciation expense                                                             --       14,347
                                                                                 ----------     --------
        Balance, December 31, 1996                                                  714,367       98,994
        Depreciation expense                                                             --       14,347
                                                                                 ----------     --------
        Balance, December 31, 1997                                                  714,367      113,341
        Depreciation expense                                                             --       14,347
                                                                                 ----------     --------
        Balance, December 31, 1998                                               $  714,367     $127,688
                                                                                 ==========     ========

Property in Which the Partnership has a 42.09%
    Interest as Tenants-in-common and has Invested in Under an Operating Lease:

        Balance, December 31, 1996                                               $      ---     $     --
        Acquisitions                                                              1,091,464           --
        Depreciation expense                                                             --        4,021
                                                                                 ----------     --------
        Balance, December 31, 1997                                                1,091,464        4,021
        Depreciation expense                                                             --       21,816
                                                                                 ----------     --------
        Balance, December 31, 1998                                               $1,091,464     $ 25,837
                                                                                 ==========     ========

Property in Which the Partnership has a 27.78%
    Interest as Tenants-in-common and has Invested in Under an Operating Lease:

        Balance, December 31, 1996                                               $       --     $     --
        Acquisitions                                                              2,265,025           --
        Depreciation expense                                                             --          127
                                                                                 ----------     --------
        Balance, December 31, 1997                                                2,265,025          127
        Depreciation expense                                                             --       46,309
                                                                                 ----------     --------
        Balance, December 31, 1998                                               $2,265,025     $ 46,436
                                                                                 ==========     ========

                             CNL INCOME FUND V, LTD.
                         (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                                December 31, 1998

                                                                    Accumulated
                                                      Cost          Depreciation
                                                   ----------       ------------
Property of Joint Venture in Which the
Partnership has a 53.12% Interest and
has Invested in Under an Operating Lease:

Balance, December 31, 1997                         $       --       $        --
Acquisition                                           623,496                --
Depreciation expense (d)                                   --                --
                                                   ----------       -----------

Balance, December 31, 1998                         $  623,496       $        --
                                                   ==========       ===========

       (b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

       (c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures for federal income tax purposes was $14,858,382 and $5,889,641, respectively. All of the leases are treated as operating leases for federal income tax purposes.

       (d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

       (e) For financial reporting purposes, the lease for land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

       (f) For financial reporting purposes, certain components of the lease relating to the land and building have been recorded as a direct financing lease. Accordingly, costs related to these components of this lease are not shown.

       (g) The restaurant on the Property in Lebanon, New Hampshire, was converted from a Ponderosa Steakhouse restaurant to a local, independent restaurant in 1992.

       (h) Effective January 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 25 years.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION -
       ------------------------------------------------------------------
                                   CONTINUED
                                   ---------

                               December 31, 1998


        (i) Effective February 1994, the lease for this Property was terminated, resulting in the lease's reclassification as an operating lease. The building was recorded at net book value as of February 1994 and will be depreciated over its remaining estimated life of approximately 25 years.

        (j) For financial reporting purposes, the undepreciated cost of the Property in Belding, Michigan, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $307,283 at December 31, 1998. The impairment at December 31, 1998 represents the difference between the Property's carrying value and estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and building.

        (k) During the year ended December 31, 1997, the Partnership and an affiliate, as tenants-in-common, purchased land and building from CNL BB Corp, an affiliate of the General Partners, for an aggregate cost of $1,091,464.

        (l) Effective March 1998, the lease for this property was terminated, resulting in the lease being reclassified as an operating lease. The building was recorded at net book value as of March 1998, and will be depreciated over its remaining estimated life of approximately 20 years.

        (m) For financial reporting purposes, the undepreciated cost of the Property in Lebanon, New Hampshire, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $221,898 at December 31, 1998. The impairment at December 31, 1998, represents the difference between the Property's carrying value and the current estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and building.

        (n) For financial reporting purposes, the undepreciated cost of the Property in Daleville, Indiana, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on the building in the amount of $124,670 for the year ended December 31, 1998. The impairment at December 31, 1998, represents the difference between the Property's carrying value and the current estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on the building.

                            CNL INCOME FUND V, LTD.
                        (A Florida Limited Partnership)

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1998

                                                                                                      Principal
                                                                                                      Amount of
                                 Final         Periodic                            Carrying           Loan Subject
                    Interest     Maturity      Payment     Prior    Face Amount    Amount of          to Delinquent
Description         Rate         Date          Terms       Liens    of Mortgage    Mortgage(1)        Principal or
-----------         ---------    ---------    ---------    -----    -----------    --------           Interest
                                                                                                      --------
Perkins -
Myrtle Beach, FL
First Mortgage         10.25%    July 2000          (2)    $ --      $1,040,000    $  876,248           $      --

Ponderosa -
St. Cloud, FL                     October
First Mortgage         10.75%      2011             (3)       --     $1,057,299    $  871,812           $      --
                                                           -----     ----------    ----------           ---------

     Total                                                 $  --     $2,097,299    $1,748,060 (4)       $      --
                                                           =====     ==========    ==========           =========

   (1) Carrying amount consists of outstanding principal plus accrued interest less deferred gains. The tax carrying value of the notes are $1,767,587, which are net of deferred gains of $308,178.

   (2) Monthly payments of principal and interest at an annual rate of 10.25%, with a balloon payment at maturity of $1,006,004.

   (3) Twelve monthly payments of interest only and 168 equal monthly payments of principal and interest at an annual rate of 10.75%.

   (4) The changes in the carrying amounts are summarized as follows:

                                                                   1998            1997             1996
                                                                -----------     -----------     -----------
Balance at beginning of period                                   $1,758,167      $1,772,858      $  895,736

New mortgage loan                                                        --              --       1,057,299

Interest earned                                                     223,031         211,263         126,533

Collections of principal and interest                              (236,429)       (227,316)       (123,832)

Deferred gain on sale of land and building                               --              --        (183,802)

Recognition of deferred gain on sale of land and building             3,291           1,362             924
                                                                -----------     -----------     -----------

Balance at end of period                                         $1,748,060      $1,758,167      $1,772,858
                                                                ===========     ===========     ===========

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund VI, Ltd.

Our audits of the financial statements referred to in our report dated January 19, 1999, except for Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 19, 1999

                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                 -----------------------------------------------

                  Years Ended December 31, 1998, 1997, and 1996


                                                   Additions                      Deductions
                                        ----------------------------    ----------------------------
                                                                                           Collected
                                                                                           or Deter-
                              Balance at    Charged to    Charged to        Deemed         mined to      Balance
                              Beginning     Costs and       Other          Uncollec-        be Col-      at End
  Year       Description       of Year       Expenses      Accounts          tible         lectible      of Year
--------   ---------------   -----------   -----------   -----------     -----------   --------------  -----------
  1996      Allowance for
              doubtful
              accounts (a)    $  203,569     $       --    $  11,762 (b)   $  78,084 (c)   $  11,658    $ 125,589
                              ===========    ===========  ===========     ===========     ===========  ===========

1997        Allowance for
              doubtful
              accounts (a)    $  125,589     $       --    $ 285,570 (b)   $   1,914 (c)   $  18,590    $ 390,655
                              ===========    ===========  ===========     ===========     ===========  ===========

1998        Allowance for
              doubtful
              accounts (a)    $  390,655     $       --    $  46,023 (b)   $  12,264 (c)   $  61,657    $ 362,757
                              ===========    ===========  ===========     ===========     ===========  ===========

     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)   Reduction of rental and other income.

     (c)   Amounts written off as uncollectible.

                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                           Costs Capitalized
                                                                             Subsequent to            Gross Amount at Which
                                                    Initial Cost              Acquisition         Carried at Close of Period (c)
                                             -------------------------- ----------------------- ------------------------------------
                                    Encum-               Buildings and    Improve-    Carrying            Buildings and
                                    brances     Land     Improvements      ments        Costs     Land    Improvements      Total
                                  ---------- ---------- --------------- ------------ ---------- -------- ---------------- ----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

   Bertucci's:
      Marietta, Georgia                -      $399,885     $712,762             -        -      $399,885    $712,762      $1,112,647

   Burger King Restaurants:
      Sevierville, Tennessee           -       352,845      609,006             -        -       352,845     609,006         961,851
      Walker Springs, Tennessee        -       370,839      563,193             -        -       370,839     563,193         934,032
      Broadway, Tennessee              -       421,258      539,964             -        -       421,258     539,964         961,222
      Greeneville, Tennessee           -       318,817      642,538             -        -       318,817     642,538         961,355

   Church's Fried Chicken
      Restaurant:
          Orlando,Florida              -       177,440      270,985             -        -       177,440     270,985         448,425

   Golden Corral Family
      Steakhouse Restaurants:
          Alburguerque, New Mexico     -       717,708    1,018,823             -        -       717,708   1,018,823       1,736,531
          Amarillo, Texas              -       773,627      908,171             -        -       773,627     908,171       1,681,798
          Lawton, Oklahoma             -       559,095      838,642             -        -       559,095     838,642       1,397,737
          El Paso, Texas               -       670,916            -       837,317        -       670,916     837,317       1,508,233

   Hardee's Restaurants:
      Greensburg, Indiana              -       222,559            -       640,529        -       222,559     640,529         863,088
      Springfield, Tennessee           -       203,159      413,221             -        -       203,159     413,221         616,380

   IHOP:
      Elgin, Illinois                  -       426,831            -             -        -       426,831          (f)        426,831
      Manassas, Virginia               -       366,992      759,788             -        -       366,992     759,788       1,126,780

   Jack in the Box Restaurant:
      San Antonio, Texas               -       272,300            -             -        -       272,300          (f)        272,300

   KFC Restaurants:
      Caro, Michigan                   -       150,804            -       373,558        -       150,804     373,558         524,362
      Gainesville, Florida             -       321,789      287,429             -        -       321,789     287,429         609,218

   Popeyes Famous Fried
      Chicken Restaurants:
          Jacksonville, Florida        -       121,901      190,505       123,663        -       121,901     314,168         436,069
          Jacksonville, Florida        -       141,356      185,933       132,144        -       141,356     318,077         459,433
          Gainesville, Florida         -        83,542      208,564       192,227        -        83,542     400,791         484,333
          Jacksonville, Florida        -        93,914      158,543       163,399        -        93,914     321,942         415,856
          Tallahassee, Florida         -       116,019      233,858       177,915        -       116,019     411,773         527,792

   Shoney's Restaurants:
      Nashville, Tennessee             -       320,540      531,507             -        -       320,540     531,507         852,047

                                                                                         Life on Which
                                                                                         Depreciation in
                                                               Date                       Latest Income
                                           Accumulated        of Con-        Date         Statement is
                                           Depreciation      struction     Acquired         Computed
                                          --------------    -----------   ----------    -----------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

   Bertucci's:
      Marietta, Georgia                      $43,911           1993        02/97              (b)

   Burger King Restaurants:
      Sevierville, Tennessee                 182,479           1986        01/90              (b)
      Walker Springs, Tennessee              168,495           1986        01/90              (b)
      Broadway, Tennessee                    161,792           1985        01/90              (b)
      Greeneville, Tennessee                 192,527           1988        01/90              (b)

   Church's Fried Chicken
      Restaurant:
          Orlando,Florida                     78,375           1985        04/90              (b)

   Golden Corral Family
      Steakhouse Restaurants:
          Alburguerque, New Mexico           306,211           1989        12/89              (b)
          Amarillo, Texas                    272,949           1989        12/89              (b)
          Lawton, Oklahoma                   252,052           1989        12/89              (b)
          El Paso, Texas                     234,984           1990        04/90              (b)

   Hardee's Restaurants:
      Greensburg, Indiana                    163,799           1989        07/89              (b)
      Springfield, Tennessee                 111,777           1990        11/90              (b)

   IHOP:
      Elgin, Illinois                              -           1997        12/97              (d)
      Manassas, Virginia                      25,462           1986        12/97              (b)

   Jack in the Box Restaurant:
      San Antonio, Texas                           -           1990        08/90              (d)

   KFC Restaurants:
      Caro, Michigan                         108,955           1990        03/90              (b)
      Gainesville, Florida                    78,249           1985        11/90              (b)

   Popeyes Famous Fried
      Chicken Restaurants:
          Jacksonville, Florida               89,255           1985        04/90              (b)
          Jacksonville, Florida               90,519           1985        04/90              (b)
          Gainesville, Florida               111,260           1990        04/90              (b)
          Jacksonville, Florida               89,634           1985        04/90              (b)
          Tallahassee, Florida               115,033           1985        04/90              (b)

   Shoney's Restaurants:
      Nashville, Tennessee                   164,623           1988        09/89              (b)

                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)

       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1998

                                                                         Costs Capitalized
                                                                           Subsequent to               Gross Amount at Which
                                                   Initial Cost             Acquisition            Carried at Close of Period (c)
                                            -------------------------- ----------------------- -------------------------------------
                                    Encum-              Buildings and    Improve-   Carrying               Buildings and
                                    brances     Land    Improvements      ments       Costs      Land       Improvements    Total
                                    ------- ---------- --------------- ----------- ----------- ---------- -------------- -----------
      Taco Bell Restaurants:
         Detroit, Michigan             -       171,240           -       385,709           -      171,240       385,709      556,949

      Waffle House Restaurants:
         Clearwater Florida            -       130,499     268,580             -           -      130,499       268,580      399,079
         Roanoke, Virginia             -       119,533     236,219             -           -      119,533       236,219      355,752
         Atlantic Beach, Florida       -       141,627     263,021             -           -      141,627       263,021      404,648

      Other:
         Hermitage, Tennessee          -       391,156           -       720,026           -      391,156       720,026    1,111,182
                                            ---------- ------------  ------------  ----------  ---------- -------------- -----------

                                            $8,558,191  $9,841,252    $3,746,487           -   $8,558,191   $13,587,739  $22,145,930
                                            ========== ============  ============  ==========  ========== ============== ===========
Property of Joint Venture
   in Which the Partnership
   has a 36% Interest and has
   Invested in Under an
   Operating Lease:

      Darryl's Restaurant:
         Greensboro, North Carolina    -      $261,013           -             -           -     $261,013            (f)    $261,013
                                            ========== ============  ============  ==========  ==========                ===========
Property of Joint Venture
   in Which the Partnership
   has a 3.9% Interest and has
   Invested in Under an
   Operating Lease:

      KFC Restaurant:
         Auburn, Massachusetts         -      $484,362           -             -           -     $484,362            (f)    $484,362
                                            ========== ============  ============  ==========  ==========                ===========
Property of Joint Venture
   in Which the Partnership
   has a 14.46% Interest and has
   Invested in Under an
   Operating Lease:

      Burger King Restaurant:
         Asheville, North Carolina     -      $438,695    $450,432             -           -     $438,695      $450,432     $889,127
                                            ========== ============  ============  ==========  ========== ============== ===========
Property in Which the Partner-
   ship has a 18% Interest
   as Tenants-in-Common and
   has Invested in Under an
   Operating Lease:

      Golden Corral Family
         Steakhouse Restaurant:
             Clinton, North Carolina   -      $138,382    $676,588             -           -     $138,382      $676,588     $814,970
                                            ========== ============  ============  ==========  ========== ============== ===========
                                                                                             Life on Which
                                                                                            Depreciation in
                                                                    Date                     Latest Income
                                                 Accumulated       of Con-        Date        Statement is
                                                Depreciation      struction     Acquired        Computed
                                               --------------    -----------   ----------  ----------------
      Taco Bell Restaurants:
         Detroit, Michigan                         114,832          1990          01/89           (b)

      Waffle House Restaurants:
         Clearwater Florida                         80,304          1988          01/90           (b)
         Roanoke, Virginia                          70,628          1987          01/90           (b)
         Atlantic Beach, Florida                    78,354          1986          01/90           (b)

      Other:
         Hermitage, Tennessee                      199,627          1990          02/90           (b)
                                              -------------

                                                $3,586,086
                                              =============
Property of Joint Venture
   in Which the Partnership
   has a 36% Interest and has
   Invested in Under an
   Operating Lease:

      Darryl's Restaurant:
         Greensboro, North Carolina                      -          1974          06/97           (d)
                                              =============
Property of Joint Venture
   in Which the Partnership
   has a 3.9% Interest and has
   Invested in Under an
   Operating Lease:

      KFC Restaurant:
         Auburn, Massachusetts                           -          1989          01/90           (d)
                                              =============
Property of Joint Venture
   in Which the Partnership
   has a 14.46% Interest and has
   Invested in Under an
   Operating Lease:

      Burger King Restaurant:
         Asheville, North Carolina                $116,948          1986          03/91           (b)
                                              =============
Property in Which the Partner-
   ship has a 18% Interest
   as Tenants-in-Common and
   has Invested in Under an
   Operating Lease:

      Golden Corral Family
         Steakhouse Restaurant:
             Clinton, North Carolina               $66,274          1996          01/96           (b)
                                              =============

                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)

       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1998

                                                                       Costs Capitalized
                                                                         Subsequent to            Gross Amount at Which
                                                   Initial Cost           Acquisition         Carried at Close of Period (c)
                                             ------------------------  ------------------ -------------------------------------
                                     Encum-             Buildings and  Improve-  Carrying            Buildings and
                                     brances    Land    Improvements    ments     Costs      Land    Improvements      Total
                                     ------- ---------- -------------  --------- -------- ---------- -------------- -----------
Property in Which the Partner-
   ship has a 23.04% Interest
   as Tenants-in-Common and
   has Invested in Under an
   Operating Lease:

      Chevy's Fresh Mex Restaurant:
         Vancouver, Washington          -     $875,659   $1,389,366           -        -    $875,659  $1,389,366     $2,265,025
                                             ========== ============   ========= ======== ========== ============   ===========
Property in Which Partnership
   has a 46.20% Interest as
   Tenants-in-Common has
   Invested in Under an
   Operating Lease:

      IHOP Restaurant:
         Memphis, Tennessee             -     $678,890     $825,076           -        -    $678,890    $825,076     $1,503,966
                                             ========== ============   ========= ======== ========== ============   ===========
Property of Joint Venture
   in Which the Partnership
   has a 50% Interest and has
   Invested in Under an
   Operating Lease:

      5 & Diner Restaurant:
         Melbourne, Florida             -     $439,281     $603,584           -        -    $439,281    $603,584     $1,042,865
                                             ========== ============   ========= ======== ========== ============   ===========
Property in Which the Partnership
   has a 85% Interest as
   Tenants-in-Common and
   has Invested in Under an
   Operating Lease:

      Bennigan's Restaurant:
         Fort Myers, Florida            -     $638,026            -           -        -    $638,026          (f)      $638,026
                                             ========== ============   ========= ======== ==========                ===========
Property of Joint Venture
   in Which the Partnership
   has a 64.29% Interest and has
   Invested in Under an
   Operating Lease:

      IHOP Restaurant:
         Warren,,Michigann              -     $507,965     $889,080           -        -    $507,965    $889,080     $1,397,045
                                             ========== ============   ========= ======== ========== ============   ===========
                                                                                                     Life on Which
                                                                                                    Depreciation in
                                                                        Date                         Latest Income
                                                    Accumulated        of Con-         Date           Statement is
                                                    Depreciation      struction      Acquired          Computed
                                                   --------------    -----------    ----------     ----------------
Property in Which the Partner-
   ship has a 23.04% Interest
   as Tenants-in-Common and
   has Invested in Under an
   Operating Lease:

      Chevy's Fresh Mex Restaurant
         Vancouver, Washington                        $46,437            1994          12/97              (b)
                                              ================
Property in Which Partnership
   has a 46.20% Interest as
   Tenants-in-Common has
   Invested in Under an
   Operating Lease:

      IHOP Restaurant:
         Memphis, Tennessee                           $26,642               -          01/98              (b)
                                              ================
Property of Joint Venture
   in Which the Partnership
   has a 50% Interest and has
   Invested in Under an
   Operating Lease:

      5 & Diner Restaurant:
         Melbourne, Florida                              $937               -          04/98              (b)
                                              ================
Property in Which the Partnership
   has a 85% Interest as
   Tenants-in-Common and
   has Invested in Under an
   Operating Lease:

      Bennigan's Restaurant:
         Fort Myers, Florida                                -               -          06/98              (d)
                                              ================
Property of Joint Venture
   in Which the Partnership
   has a 64.29% Interest and has
   Invested in Under an
   Operating Lease:

      IHOP Restaurant:
         Warren, Michigan                              $8,769               -          09/98              (b)
                                              ================

                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Parnership)

       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1998

                                                                           Costs Capitalized
                                                                              Subsequent to           Gross Amount at Which
                                                   Initial Cost                Acquisition        Carried at Close of Period (c)
                                            --------------------------- --------------------- -------------------------------------
                                    Encum-               Buildings and   Improve-  Carrying                 Buildings and
                                   brances     Land      Improvements     ments      Costs       Land       Improvements    Total
                                   -------  ----------- --------------- ---------- ---------- ----------  ---------------  --------
Properties the Partnership
   has Invested in Under
   Direct Financing Leases:

     Denny's Restaurant:
        Cheyenne, Wyoming             -      $162,209      $648,839            -        -           (f)            (f)          (f)
        Broken Arrow, Oklahoma        -       164,640       559,972            -        -           (f)            (f)          (f)

     IHOP:
        Elgin, Illinois               -      -            1,057,282            -        -            -             (f)          (f)

     Hardee's Restaurant:
        Waynesburg, Ohio              -       136,242       441,299            -        -           (f)            (f)          (f)

     Jack in the Box Restaurant:
        San Antonio, Texas            -             -       420,568            -        -            -             (f)          (f)

     Other:
        Chester, Pennsylvania (g)     -        98,009             -      495,472        -           (f)            (f)          (f)
                                            --------- --------------  ----------- --------

                                      -      $561,100    $3,127,960     $495,472        -
                                            ========= ==============  =========== ========

Property of Joint Venture in
   Which the Partnership has a
   3.9% Interest and has
   Invested in Under a Direct
   Financing Lease:

     KFC Restaurant:
        Auburn, Massachusetts         -             -             -     $434,947        -            -             (f)          (f)
                                            ========= ==============  =========== ========  ===========
Property of Joint Venture
   in Which the Partnership
   has a 36% Interest and
   has Invested in Under
   a Direct Financing Lease

     Darryl's Restaurant:
        Greensboro, North Carolina    -             -             -     $521,400        -            -             (f)          (f)
                                            ========= ==============  =========== ========  ===========
Property in Which the Partnerhsip
   has a 34.74% Interest as
   Tenants-in-Common and
   has Invested in Under
   a Direct Financing Lease:

     IHOP Restaurant:
        Overland Park, Kansas         -      $335,374    $1,273,134            -        -     $335,374     $1,273,134           (f)
                                            ========= ==============  =========== ========  =========== ==============
                                                                                          Life on Which
                                                                                         Depreciation in
                                                                 Date                     Latest Income
                                                Accumulated     of Con-      Date         Statement is
                                               Depreciation    struction    Acquired        Computed
                                              --------------  -----------  ----------   -----------------
Properties the Partnership
   has Invested in Under
   Direct Financing Leases:

     Denny's Restaurant:
        Cheyenne, Wyoming                               (e)      1980         12/89            (e)
        Broken Arrow, Oklahoma                          (e)      1982         08/95            (e)

     IHOP:
        Elgin, Illinois                                 (e)      1997         12/97            (e)

     Hardee's Restaurant:
        Waynesburg, Ohio                                (e)      1990         11/90            (e)

     Jack in the Box Restaurant:
        San Antonio, Texas                              (d)      1990         08/90            (d)

     Other:
        Chester, Pennsylvania (g)                       (e)      1991         12/89            (e)

Property of Joint Venture in
   Which the Partnership has a
   3.9% Interest and has
   Invested in Under a Direct
   Financing Lease:

     KFC Restaurant:
        Auburn, Massachusetts                           (d)      1989         01/90            (d)

Property of Joint Venture
   in Which the Partnership
   has a 36% Interest and
   has Invested in Under
   a Direct Financing Lease

     Darryl's Restaurant:
        Greensboro, North Carolina                      (d)      1974         06/97            (d)

Property in Which the Partnerhsip
   has a 34.74% Interest as
   Tenants-in-Common and
   has Invested in Under
   a Direct Financing Lease:

     IHOP Restaurant:
        Overland Park, Kansas                           (d)         -         01/98            (d)

                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Parnership)

       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
       -------------------------------------------------------------------

                                December 31, 1998

                                                                      Costs Capitalized
                                                                         Subsequent to         Gross Amount at Which
                                                  Initial Cost            Acquisition      Carried at Close of Period (c)
                                             ---------------------- --------------------- ----------------------------------
                                     Encum-           Buildings and  Improve-    Carrying           Buildings and
                                    brances   Land    Improvements     ments      Costs    Land     Improvements     Total
                                   --------- ------- -------------- ---------- ---------- -------- --------------   --------
Property in Which the Partnership
   has a 85% Interest as
   Tenants-in-Common and
   has Invested in Under
   a Direct Financing Lease:

     Bennigan's Restaurant:
        Fort Myers, Florida            -          -      $831,741          -          -        -           (f)         (f)
                                             ======= =============  =========  =========  =======
                                                                                       Life on Which
                                                                                      Depreciation in
                                                                Date                   Latest Income
                                             Accumulated      of Con-       Date        Statement is
                                             Depreciation    struction    Acquired        Computed
                                            -------------   -----------  ----------  -----------------
Property in Which the Partnership
   has a 85% Interest as
   Tenants-in-Common and
   has Invested in Under
   a Direct Financing Lease:

     Bennigan's Restaurant:
        Fort Myers, Florida                          (d)         -         06/98           (d)

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997, and 1996, are summarized as follows:

                                                                                        Accumulated
                                                                    Cost               Depreciation
                                                                  -----------------   -------------
Properties the Partnership has Invested
in Under Operating Leases:

        Balance, December 31, 1995                                   $  25,328,432     $  2,717,746
        Dispositions                                                      (980,904)         (34,279)
        Depreciation expense                                                    --          481,683
                                                                  -----------------   -------------

        Balance, December 31, 1996                                      24,347,528        3,165,150
        Acquisitions                                                     2,791,258               --
        Dispositions                                                    (2,748,363)        (309,754)
        Depreciation expense                                                    --          471,938
                                                                  -----------------   -------------

        Balance, December 31, 1997                                      24,390,423        3,327,334
        Dispositions                                                    (2,244,493)        (198,206)
        Depreciation expense                                                    --          456,958
                                                                  -----------------   -------------

        Balance, December 31, 1998                                   $  22,145,930     $  3,586,086
                                                                  =================   =============

Property of Joint Venture in Which the
    Partnership has a 36% Interest and has
    Invested in Under an Operating lease:

        Balance, December 31, 1995                                   $     721,893     $    147,919
        Depreciation expense                                                    --           20,846
                                                                  -----------------   -------------

        Balance, December 31, 1996                                         721,893          168,765
        Acquisitions                                                       261,013               --
        Dispositions                                                      (721,893)        (170,478)
        Depreciation expense                                                    --            1,713
                                                                  -----------------   -------------

        Balance, December 31, 1997                                         261,013               --
        Depreciation expense (d)                                                --               --
                                                                  -----------------   -------------
        Balance, December 31, 1998                                   $     261,013     $         --
                                                                  =================   =============

                           CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998

                                                                               Accumulated
                                                              Cost             Depreciation
                                                            ---------------    ------------
Property of joint venture in Which the
  Partnership has a 3.9% Interest and
  has Invested in Under an Operating
  Lease:

   Balance, December 31, 1995                                 $     484,362        $     --
   Depreciation expense (d)                                              --              --
                                                            ---------------    ------------

   Balance, December 31, 1996                                       484,362              --
   Depreciation expense (d)                                              --              --
                                                            ---------------    ------------

   Balance, December 31, 1997                                       484,362              --
   Depreciation expense (d)                                              --              --
                                                            ---------------    ------------

   Balance, December 31, 1998                                 $     484,362        $     --
                                                            ===============    ============

Property of Joint Venture in Which  the
 Partnership has a 14.46% Interest and
 has Invested in Under an Operating
 Lease:

   Balance, December 31, 1995                                 $     889,127        $ 71,905
   Depreciation expense                                                  --          15,014
                                                            ---------------    ------------

   Balance, December 31, 1996                                       889,127          86,919
   Depreciation expense                                                  --          15,014
                                                            ---------------    ------------

   Balance, December 31, 1997                                       889,127         101,933
   Depreciation expense                                                  --          15,015
                                                            ---------------    ------------

   Balance, December 31, 1998                                 $     889,127        $116,948
                                                            ===============    ============

Property of Joint Venture in Which the
 Partnership has a 64.29% Interest and
 has Invested in Under an Operating
 Lease:

   Balance, December 31, 1997                                 $          --        $     --
   Acquisitions                                                   1,397,045              --
   Depreciation expense                                                  --           8,769
                                                            ---------------    ------------

   Balance, December 31, 1998                                 $   1,397,045        $  8,769
                                                            ===============    ============

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                               Accumulated
                                                              Cost             Depreciation
                                                            ---------------   -------------
Property in Which the Partnership has an 18% Interest as
Tenants-in-Common and has Invested in Under an Operating
Lease:

  Balance, December 31, 1995                                  $          --    $         --
  Acquisitions                                                      814,970              --
  Depreciation expense                                                   --          21,168
                                                            ----------------   -------------

  Balance, December 31, 1996                                  $     814,970    $     21,168
  Depreciation expense                                                   --          22,427
                                                            ----------------   -------------

  Balance, December 31, 1997                                        814,970          43,595
  Depreciation expense                                                   --          22,679
                                                            ----------------   -------------

  Balance, December 31, 1998                                  $     814,970    $     66,274
                                                            ================   =============

Property in Which the Partnership has
 a 23.04% Interest as Tenants-in-
 Common and has Invested in Under
 an Operating Lease:

  Balance, December 31, 1996                                  $          --    $         --
  Acquisition                                                     2,265,025              --
  Depreciation expense                                                   --             127
                                                            ----------------   -------------

  Balance, December 31, 1997                                  $   2,265,025    $        127
  Depreciation expense                                                   --          46,310
                                                            ----------------   -------------

  Balance, December 31, 1998                                  $   2,265,025    $     46,437
                                                            ================   =============

Property in Which the Partnership has
 a 46.20% Interest as Tenants-in-
 Common and has Invested in Under
 an Operating Lease:

  Balance, December 31, 1997                                  $          --    $         --
  Acquisitions                                                    1,503,966              --
  Depreciation expense                                                   --          26,642
                                                            ----------------   -------------

  Balance, December 31, 1998                                  $   1,503,966    $     26,642
                                                            ================   =============

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                               Accumulated
                                                              Cost             Depreciation
                                                            ---------------   -------------
Property of Joint Venture in Which the
  Partnership has a 50% Interest and
  has Invested in Under an Operating
  Lease:

    Balance, December 31, 1997                                 $         --      $       --
    Acquisition                                                   1,042,865              --
    Depreciation expense                                                 --             937
                                                            ----------------   -------------

    Balance, December 31, 1998                                 $  1,042,865      $      937
                                                            ================   =============

Property in Which  the Partnership has
  a 85% Interest as Tenants-in-Common
  and has Invested in Under an
  Operating Lease:

    Balance, December 31, 1997                                 $         --      $       --
    Acquisition                                                     638,026              --
    Depreciation expense                                                 --              --
                                                            ----------------   -------------

    Balance, December 31, 1998                                 $    638,026      $       --
                                                            ================   =============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures (including the two Properties held as tenants-in-common) for federal income tax purposes was $25,492,208 and $12,463,859, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

                            CNL INCOME FUND VI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
                            DEPRECIATION - CONTINUED

                               December 31, 1998


(g) The tenant of this Property, Restaurant Management Services, Inc. subleased this Property to a franchisee of a regional restaurant chain. The franchisee vacated the Property; however, Restaurant Management Services, Inc. continues to be responsible for complying with all of the terms of the lease agreement and is continuing to pay rent on this Property, subject to certain rent concessions, to the Partnership.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund VII, Ltd.

Our audits of the financial statements referred to in our report dated January 25, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 25, 1999

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                 -----------------------------------------------

                  Years Ended December 31, 1998, 1997, and 1996


                                                   Additions                      Deductions
                                           -------------------------     ----------------------------
                                                                                           Collected
                                                                                           or Deter-
                              Balance at    Charged to    Charged to        Deemed         mined to     Balance
                              Beginning     Costs and       Other          Uncollec-        be Col-     at End
  Year       Description       of Year       Expenses      Accounts          tible         lectible     of Year
---------- ---------------  -------------  ------------  -----------     -----------     ------------ ---------
1996        Allowance for
            doubtful
            accounts (a)        $470,298        $   --       $11,187 (b)    $412,202 (c)     $15,263    $54,020
                            =============  ============  ===========     ===========     ============ =========

1997        Allowance for
            doubtful
            accounts (a)        $ 54,020        $   --       $ 5,000 (b)    $ 10,497 (c)     $ 5,719    $42,804
                            =============  ============  ===========     ===========     ============ =========

1998        Allowance for
            doubtful
            accounts (a)        $ 42,804        $1,454       $   159 (b)    $     -- (c)     $ 5,719    $38,698
                            =============  ============  ===========     ===========     ============ =========

     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)   Reduction of rental, earned and other income.

     (c)   Amounts written off as uncollectible.

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                           Costs Capitalized
                                                                             Subsequent To             Gross Amount at Which
                                                      Initial Cost            Acquisition          Carried at Close of Period (c)
                                              -------------------------- ---------------------  -----------------------------------
                                     Encum-                Buildings and  Improve-    Carrying             Buildings and
                                    brances      Land      Improvements     ments       Costs     Land     Improvements    Total
                                  ----------- ----------- -------------- ----------- ---------  --------- -------------- ----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

     Boston Market Restaurant:
        Marietta, Georgia              -       $534,421       $507,133            -        -     $534,421     $507,133   $1,041,554

     Burger King Restaurants:
        Jefferson City, Tennessee      -        216,633        546,967            -        -      216,633      546,967      763,600
        Maryville, Tennessee           -        419,766        545,880            -        -      419,766      545,880      965,646
        Sierra Vista, Arizona          -        421,170              -            -        -      421,170           (f)     421,170

     Checkers Drive-In Restaurant:
        Winter Springs, Florida        -        397,536              -            -        -      397,536            -      397,536

     Church's Fried Chicken
        Restaurants:
            Gainesville, Florida (h)   -         79,395        124,653            -        -       79,395      124,653      204,048
            Daytona Beach, Florida     -        149,701              -            -        -      149,701            -      149,701

     Golden Corral Family
        Steakhouse Restaurants:
            Odessa, Texas              -        502,364        815,831            -        -      502,364      815,831    1,318,195
            Midland, Texas             -        481,748        857,185            -        -      481,748      857,185    1,338,933
            El Paso, Texas             -        745,506              -      802,132        -      745,506      802,132    1,547,638
            Harlingen, Texas           -        503,799              -      890,878        -      503,799      890,878    1,394,677

     Hardee's Restaurants:
        Akron, Ohio                    -        198,086              -            -        -      198,086           (f)     198,086
        Dalton, Ohio                   -        180,556              -            -        -      180,556           (f)     180,556
        Minerva, Ohio                  -        143,775              -            -        -      143,775           (f)     143,775
        Orrville, Ohio                 -        176,169              -            -        -      176,169           (f)     176,169
        Seville, Ohio                  -        245,648              -            -        -      245,648           (f)     245,648
        Clinton, Tennessee             -        295,861              -            -        -      295,861           (f)     295,861

     Jack in the Box Restaurant:
        San Antonio, Texas             -        525,720              -      381,591        -      525,720      381,591      907,311

                                                                                           Life on Which
                                                                                          Depreciation in
                                                                   Date                    Latest Income
                                                 Accumulated      of Con-       Date        Statement is
                                                 Depreciation    struction    Acquired        Computed
                                                --------------  -----------  ----------  ----------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

     Boston Market Restaurant:
        Marietta, Georgia                           $36,673         1994       10/96            (b)

     Burger King Restaurants:
        Jefferson City, Tennessee                   156,597         1988       01/90            (b)
        Maryville, Tennessee                        157,632         1986       01/90            (b)
        Sierra Vista, Arizona                             -         1990       06/90            (d)

     Checkers Drive-In Restaurant:
        Winter Springs, Florida                          (g)           -       07/94            (g)

     Church's Fried Chicken
        Restaurants:
            Gainesville, Florida (h)                 33,070         1983       01/91            (b)
            Daytona Beach, Florida                        -         1985       01/91            (i)

     Golden Corral Family
        Steakhouse Restaurants:
            Odessa, Texas                           238,193         1990       03/90            (b)
            Midland, Texas                          249,719         1990       04/90            (b)
            El Paso, Texas                          221,520         1990       05/90            (b)
            Harlingen, Texas                        248,470         1990       06/90            (b)

     Hardee's Restaurants:
        Akron, Ohio                                       -         1990       11/90            (d)
        Dalton, Ohio                                      -         1990       11/90            (d)
        Minerva, Ohio                                     -         1990       11/90            (d)
        Orrville, Ohio                                    -         1990       11/90            (d)
        Seville, Ohio                                     -         1990       11/90            (d)
        Clinton, Tennessee                                -         1992       09/92            (d)

     Jack in the Box Restaurant:
        San Antonio, Texas                          107,229         1990       05/90            (b)

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                        Costs Capitalized
                                                                          Subsequent To                Gross Amount at Which
                                                 Initial Cost              Acquisition            Carried at Close of Period (c)
                                          -------------------------  ---------------------- ----------------------------------------
                                   Encum-             Buildings and    Improve-    Carrying              Buildings and
                                  brances     Land    Improvements      ments       Costs      Land      Improvements      Total
                                  ------- ----------- -------------  ------------ --------- ----------- -------------- -------------
     KFC Restaurants:
        Friendswood, Texas           -        161,906          -              -        -        161,906          (f)       161,906
        Arcadia, Florida             -        175,020    333,759              -        -        175,020     333,759        508,779

     Popeyes Famous Fried
        Chicken Restaurants:
            Jacksonville, Florida    -        128,398    139,768        136,262        -        128,398     276,030        404,428
            Lake City, Florida       -        130,300    254,747        139,099        -        130,300     393,846        524,146
            Jacksonville, Florida    -        142,490    137,396        134,259        -        142,490     271,655        414,145
            Brunswick, Georgia       -        104,720    251,955        150,888        -        104,720     402,843        507,563

     Rally's Restaurant:
        Toledo, Ohio                 -        281,880    196,608         47,002        -        281,880     243,610        525,490

     Shoney's Restaurants:
        Pueblo, Colorado             -        492,230    559,769              -        -        492,230     559,769      1,051,999
        Saddlebrook, Florida         -        427,238          -        765,532        -        427,238     765,532      1,192,770

     Taco Bell Restaurant:
        Detroit, Michigan            -        168,429          -        402,674        -        168,429     402,674        571,103
                                          ----------- -----------   ------------ --------   ----------- ------------  -------------

                                           $8,430,465 $5,271,651     $3,850,317        -     $8,430,465  $9,121,968    $17,552,433
                                          =========== ===========   ============ ========   =========== ============  =============

Property of Joint Venture in
   Which the Partnership has
   a 51.10% Interest and has
   Invested in Under an
   Operating Lease:

     Burger King Restaurant:
        Knoxville, Tennessee         -       $283,961   $430,406              -        -       $283,961    $430,406       $714,367
                                          =========== ===========   ============ ========   =========== ============  =============
                                                                                                Life on Which
                                                                                               Depreciation in
                                                                     Date                       Latest Income
                                                Accumulated        of Con-         Date         Statement is
                                                Depreciation      struction      Acquired          Computed
                                               --------------    -----------    ----------    -----------------

     KFC Restaurants:
        Friendswood, Texas                                -         1990           06/90             (d)
        Arcadia, Florida                             93,514         1985           08/90             (b)

     Popeyes Famous Fried
        Chicken Restaurants:
            Jacksonville, Florida                    78,153         1985           04/90             (b)
            Lake City, Florida                      111,913         1985           04/90             (b)
            Jacksonville, Florida                    77,116         1985           04/90             (b)
            Brunswick, Georgia                      112,072         1974           04/90             (b)

     Rally's Restaurant:
        Toledo, Ohio                                 64,896         1990           01/91             (b)

     Shoney's Restaurants:
        Pueblo, Colorado                            156,275         1989           08/90             (b)
        Saddlebrook, Florida                        218,614         1990           04/90             (b)

     Taco Bell Restaurant:
        Detroit, Michigan                           112,270         1990           06/90             (b)
                                              --------------

                                                 $2,473,926
                                              ==============

Property of Joint Venture in
   Which the Partnership has
   a 51.10% Interest and has
   Invested in Under an
   Operating Lease:

     Burger King Restaurant:
        Knoxville, Tennessee                       $127,688         1985           01/90             (b)
                                              ==============

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                        Costs Capitalized
                                                                          Subsequent To                Gross Amount at Which
                                                  Initial Cost             Acquisition            Carried at Close of Period (c)
                                            -------------------------- -------------------- ----------------------------------------
                                    Encum-               Buildings and  Improve-  Carrying               Buildings and
                                   brances      Land     Improvements    ments      Costs      Land      Improvements      Total
                                  --------- ----------- -------------- ---------  --------- ----------- --------------- ------------
Properties of Joint Venture in
   Which the Partnership has
   an 18% Interest and has
   Invested in Under Operating
   Leases:

     Burger King Restaurants:
        Columbus, Ohio                -        $345,696    $651,985            -        -     $345,696      $651,985       $997,681
        San Antonio, Texas            -         350,479     623,615            -        -      350,479       623,615        974,094
        Pontiac, Michigan             -         277,192     982,200            -        -      277,192       982,200      1,259,392
        Raceland, Louisiana           -         174,019     986,879            -        -      174,019       986,879      1,160,898
        New Castle, Indiana           -         264,239     662,265            -        -      264,239       662,265        926,504
        Hastings, Minnesota           -         155,553     657,159            -        -      155,553       657,159        812,712
                                            ----------- ------------  ---------- --------- -----------  -------------  -------------

                                             $1,567,178  $4,564,103            -        -   $1,567,178    $4,564,103     $6,131,281
                                            =========== ============  ========== ========= ===========  =============  =============
Property of Joint Venture in
   Which the Partnership has a
   4.79% Interest and has
   Invested in Under an
   Operating Lease:

     Jack in the Box Restaurant:
        Des Moines, Washington        -        $322,726    $791,658            -        -     $322,726      $791,658     $1,114,384
                                            =========== ============  ========== ========= ===========  =============  =============

Property of Joint Venture in
   Which the Partnership has a
   79% Interest and has
   Invested in Under an
   Operating Lease:

     Jack in the Box Restaurant:
        Mansfield, Texas              -        $297,295    $482,914            -        -     $297,295      $482,914       $780,209
                                            =========== ============  ========== ========= ===========  =============  =============

Property in Which the Partnership
   has a 53% Interest as Tenants-
   in-Common and has Invested
   in Under an Operating Lease:

     Golden Corral Restaurant:
        Smithfield, North Carolina    -        $264,272  $1,155,018            -        -     $264,272    $1,155,018     $1,419,290
                                            =========== ============  ========== ========= ===========  =============  =============

                                                                                                  Life on Which
                                                                                                 Depreciation in
                                                                       Date                       Latest Income
                                                   Accumulated        of Con-         Date        Statement is
                                                   Depreciation      struction      Acquired         Computed
                                                  --------------    -----------    ----------   -----------------
Properties of Joint Venture in
   Which the Partnership has
   an 18% Interest and has
   Invested in Under Operating
   Leases:

     Burger King Restaurants:
        Columbus, Ohio                                 $157,846        1986           09/91            (b)
        San Antonio, Texas                              150,977        1986           09/91            (b)
        Pontiac, Michigan                               237,791        1987           09/91            (b)
        Raceland, Louisiana                             238,924        1988           09/91            (b)
        New Castle, Indiana                             160,335        1988           09/91            (b)
        Hastings, Minnesota                             159,099        1990           09/91            (b)
                                                  --------------

                                                     $1,104,972
                                                  ==============
Property of Joint Venture in
   Which the Partnership has a
   4.79% Interest and has
   Invested in Under an
   Operating Lease:

     Jack in the Box Restaurant:
        Des Moines, Washington                         $163,895        1992           10/92            (b)
                                                  ==============

Property of Joint Venture in
   Which the Partnership has a
   79% Interest and has
   Invested in Under an
   Operating Lease:

     Jack in the Box Restaurant:
        Mansfield, Texas                                $28,964        1997           02/97            (b)
                                                  ==============

Property in Which the Partnership
   has a 53% Interest as Tenants-
   in-Common and has Invested
   in Under an Operating Lease:

     Golden Corral Restaurant:
        Smithfield, North Carolina                      $39,450        1996           12/97            (b)
                                                  ==============

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                        Costs Capitalized
                                                                          Subsequent To            Gross Amount at Which
                                                     Initial Cost          Acquisition          Carried at Close of Period (c)
                                               ----------------------- --------------------  ------------------------------------
                                       Encum-            Buildings and  Improve-  Carrying               Buildings and
                                       brances   Land    Improvements     ments     Costs      Land      Improvements     Total
                                       ------- --------- ------------- ---------- ---------  ---------  --------------- ---------
Property in Which the Partnership
   has a 35.64% Interest as Tenants-
   in-Common and has Invested
   in Under an Operating Lease:

     Chevy's Fresh Mex Restaurant:
        Miami, Florida                     -    $976,357   $974,016             -         -   $976,357      $974,016    $1,950,373
                                               ========= ===========  ============ ========= ========== =============  ============

Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

     Burger King Restaurant:
        Sierra Vista, Arizona              -           -          -      $333,212         -          -            (f)           (f)

     Hardee's Restaurants:
        Akron, Ohio                        -           -    540,215             -         -          -            (f)           (f)
        Dalton, Ohio                       -           -    490,656             -         -          -            (f)           (f)
        Minerva, Ohio                      -           -    436,663             -         -          -            (f)           (f)
        Orrville, Ohio                     -           -    446,337             -         -          -            (f)           (f)
        Seville, Ohio                      -           -    487,630             -         -          -            (f)           (f)
        Clinton Tennessee                  -           -    338,216             -         -          -            (f)           (f)

     KFC Restaurants:
        Friendswood, Texas                 -           -          -       359,055         -          -            (f)           (f)

     Popeyes Famous Fried
        Chicken Restaurant:
        Jacksonville, Florida              -      78,842    146,035       142,348         -         (f)           (f)           (f)
                                               --------- -----------  ------------ ---------

                                                 $78,842 $2,885,752      $834,615         -
                                               ========= ===========  ============ =========


                                                                                                  Life on Which
                                                                                                 Depreciation in
                                                                       Date                       Latest Income
                                                   Accumulated        of Con-         Date        Statement is
                                                   Depreciation      struction      Acquired         Computed
                                                  --------------    -----------    ----------   -----------------
Property in Which the Partnership
   has a 35.64% Interest as Tenants-
   in-Common and has Invested
   in Under an Operating Lease:

     Chevy's Fresh Mex Restaurant:
        Miami, Florida                                 $32,556          1995          12/97             (b)
                                                 ==============

Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

     Burger King Restaurant:
        Sierra Vista, Arizona                               (d)         1990          06/90             (d)

     Hardee's Restaurants:
        Akron, Ohio                                         (d)         1990          11/90             (d)
        Dalton, Ohio                                        (d)         1990          11/90             (d)
        Minerva, Ohio                                       (d)         1990          11/90             (d)
        Orrville, Ohio                                      (d)         1990          11/90             (d)
        Seville, Ohio                                       (d)         1990          11/90             (d)
        Clinton Tennessee                                   (d)         1992          09/92             (d)

     KFC Restaurants:
        Friendswood, Texas                                  (d)         1990          06/90             (d)

     Popeyes Famous Fried
        Chicken Restaurant:
        Jacksonville, Florida                               (e)         1985          04/90             (e)

                           CNL INCOME FUND VII, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                                December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996, are summarized as follows:

                                                                           Accumulated
                                                             Cost         Depreciation
                                                       ---------------  ----------------
Properties the Partnership has Invested
in Under Operating Leases:

  Balance, December 31, 1995                              $18,088,038       $1,686,119
  Acquisitions                                              1,041,554               --
  Dispositions                                             (1,333,831)        (138,862)
  Depreciation expense                                             --          317,957
                                                       ---------------  ----------------

  Balance, December 31, 1996                               17,795,761        1,865,214
  Dispositions                                               (243,328)              --
  Depreciation expense                                             --          304,356
                                                       ---------------  ----------------

  Balance, December 31, 1997                               17,552,433        2,169,570
  Depreciation expense                                             --          304,356
                                                       ---------------  ----------------

  Balance, December 31, 1998                              $17,552,433       $2,473,926
                                                       ===============  ================

Property of Joint Venture in Which the
 Partnership has a 51.10% Interest and
 has Invested in Under an Operating
 Lease:

  Balance, December 31, 1995                              $   714,367       $   84,647
  Depreciation expense                                             --           14,347
                                                       ---------------  ----------------

  Balance, December 31, 1996                                  714,367           98,994
  Depreciation expense                                             --           14,347
                                                       ---------------  ----------------

  Balance, December 31, 1997                                  714,367          113,341
  Depreciation expense                                             --           14,347
                                                       ---------------  ----------------

  Balance, December 31, 1998                              $   714,367       $  127,688
                                                       ===============  ================

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                                December 31, 1998

                                                                       Accumulated
                                                           Cost        Depreciation
                                                       -------------- -------------
Properties of Joint Venture in Which the
Partnership has an 18% Interest and has
Invested in Under Operating Leases:


     Balance, December 31, 1995                          $6,131,281      $  648,561
     Depreciation expense                                        --         152,137
                                                       -------------- -------------

     Balance, December 31, 1996                           6,131,281         800,698
     Depreciation expense                                        --         152,137
                                                       -------------- -------------

     Balance, December 31, 1997                           6,131,281         952,835
     Depreciation expense                                        --         152,137
                                                       -------------- -------------

     Balance, December 31, 1998                          $6,131,281      $1,104,972
                                                       ============== =============

Property of Joint Venture in Which
   the Partnership has a 4.79% Interest
   and has Invested in Under an
   Operating Lease:

        Balance, December 31, 1995                       $1,114,384      $   84,729
        Depreciation expense                                     --          26,389
                                                       -------------- -------------

        Balance, December 31, 1996                        1,114,384         111,118
        Depreciation expense                                     --          26,389
                                                       -------------- -------------

        Balance, December 31, 1997                        1,114,384         137,507
        Depreciation expense                                     --          26,388
                                                       -------------- -------------

        Balance, December 31, 1998                       $1,114,384      $  163,895
                                                       ============== =============

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                                December 31, 1998

                                                                          Accumulated
                                                         Cost            Depreciation
                                                     -------------       ------------
Property in Which the Partnership has
a 48.33%  Interest as Tenants-
in-Common and has Invested in
Under an Operating Lease:

  Balance, December 31, 1995                             $ 881,033           $ 30,580
  Depreciation expense                                          --             20,860
                                                     -------------       ------------

  Balance, December 31, 1996                               881,033             51,440
  Depreciation expense                                          --             17,383
  Dispositions                                            (881,033)           (68,823)
                                                     -------------       ------------

  Balance, December 31, 1997                                    --                 --
  Depreciation expense                                          --                 --
                                                     -------------       ------------

  Balance, December 31, 1998                             $      --           $     --
                                                     =============       ============

Property of Joint Venture in Which the
   Partnership has a 79% Interest and has
   Invested in Under an Operating
   Lease:

  Balance, December 31, 1996                             $      --           $     --
  Acquisitions                                             780,209                 --
  Depreciation expense                                          --             12,778
                                                     -------------       ------------

  Balance, December 31, 1997                               780,209             12,778
  Depreciation expense                                          --             16,186
                                                     -------------       ------------

  Balance, December 31, 1998                             $ 780,209           $ 28,964
                                                     =============       ============

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                                December 31, 1998


                                                                      Accumulated
                                                           Cost       Depreciation
                                                     --------------- --------------
Property of Joint Venture in Which the
  Partnership has a 53% Interest as
  Tenants-in-Common and has Invested
  in Under an Operating Lease:

    Balance, December 31, 1996                          $        --    $         --
    Acquisitions                                          1,419,290              --
    Depreciation expense                                         --             949
                                                     --------------- --------------

    Balance, December 31, 1997                            1,419,290             949
    Depreciation expense                                         --          38,501
                                                     --------------- --------------

    Balance, December 31, 1998                          $ 1,419,290    $     39,450
                                                     =============== ==============


Property in Which the Partnership has a
  35.64% Interest as Tenants-in-
  Common and has Invested in Under an
  Operating Lease:

    Balance, December 31, 1996                          $        --    $         --
    Acquisitions                                          1,950,373              --
    Depreciation expense                                         --              89
                                                     --------------- --------------

    Balance December 31, 1997                             1,950,373              89
    Depreciation                                                 --          32,467
                                                     --------------- --------------

    Balance December 31, 1998                           $ 1,950,373    $     32,556
                                                     =============== ==============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures (including the Properties held as tenants-in-common) for federal income tax purposes was $21,303,689 and $12,109,904, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                                December 31, 1998



(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(h) The tenant of this Property, Restaurant Management Services, Inc., has subleased this Property to a local, independent restaurant. Restaurant Management Services, Inc. continues to be responsible for complying with all the terms of the lease agreement and is continuing to pay rent on this Property, subject to certain rent concessions, to the Partnership.

(i) The building located on this Property was demolished in 1995; therefore, depreciation is not applicable.

                            CNL INCOME FUND VII, LTD.
                         (A Florida Limited Partnership)

                   SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                   -------------------------------------------

                                December 31, 1998


                                                                                                                  Principal
                                                                                                                  Amount of
                                                                                                                    Loans
                                                                                                                 Subject to
                                            Final        Periodic                 Face         Carrying          Delinquent
                           Interest       Maturity        Payment     Prior    Amount of       Amount of          Principal
      Description            Rate           Date           Terms      Liens    Mortgages     Mortgages (3)       or Interest
----------------------  --------------  -------------  ------------ --------- ------------  -------------      -------------
Perkins -
Florence, SC
First Mortgage                10.25%      July 2000            (1)    $  --    $1,160,000      $1,003,529        $    --

Church's -
Jacksonville, FL
First Mortgage                10.00%    December 2005          (2)       --       240,000         237,527             --
                                                                    ---------  -----------    -----------      ------------

 Total                                                                $  --    $1,400,000      $1,241,056 (4)    $    --
                                                                    =========  ===========    ===========      ============

(1) Monthly payments of principal and interest at an annual rate of 10.25%, with a balloon payment at maturity of $1,105,715.

(2) Monthly payments of principal and interest at an annual rate of 10.00%, with a balloon payment at maturity of $218,252.

(3) The tax carrying value of the notes is approximately $1,262,723, which is net of deferred gain of $95,154.

(4)   The changes in the carrying amounts are summarized as follows:

                                                      1998             1997             1996
                                                   ----------       ----------       ----------
Balance at beginning of period                     $1,250,597       $1,259,495       $1,267,849

Interest earned                                       139,446          140,188          140,822

Collection of principal and interest                 (150,012)        (150,012)        (150,012)

Recognition of deferred gain on sale of
    land and building                                   1,025              926              836
                                               --------------       ----------       ----------

Balance at end of period                           $1,241,056       $1,250,597       $1,259,495
                                               ==============       ==========       ==========

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund VIII, Ltd.

Our audits of the financial statements referred to in our report dated February 4, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 4, 1999

                           CNL INCOME FUND VIII, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                          Costs Capitalized
                                                                            Subsequent To             Gross Amount at Which
                                                    Initial Cost             Acquisition          Carried at Close of Period (c)
                                              ------------------------- ---------------------- -----------------------------------
                                     Encum-              Buildings and   Improve-    Carrying             Buildings and
                                     brances    Land     Improvements      ments       Costs     Land     Improvements     Total
                                    --------- --------- --------------- ----------- ---------- --------- --------------- ---------
Properties the Partnership
  has Invested in Under
  Operating Leases:

     Burger King Restaurants:
        Brandon, Florida                -      $478,467            -             -        -     $478,467           (f)    $478,467
        New City, New York              -       372,977            -       557,832        -      372,977      557,832      930,809
        Mansfield, Ohio                 -       377,395            -       496,524        -      377,395      496,524      873,919
        Syracuse, New York              -       363,431            -       485,920        -      363,431      485,920      849,351
        New Philadelphia, Ohio          -       310,920            -       523,967        -      310,920      523,967      834,887
        Baseball City, Florida (g)      -       394,813            -             -        -      394,813           (f)     394,813

     Denny's Restaurant:
        Tiffin, Ohio                    -       143,592      335,971             -        -      143,592      335,971      479,563

     Golden Corral Family
        Steakhouse Restaurants:
            College Station, Texas      -       517,623            -       877,505        -      517,623      877,505    1,395,128
            Houston, Texas              -       663,999            -     1,129,910        -      663,999    1,129,910    1,793,909
            Beaumont, Texas             -       552,646            -       893,054        -      552,646      893,054    1,445,700
            Grand Prairie, Texas        -       681,824            -       914,235        -      681,824      914,235    1,596,059

     Hardee's Restaurant:
        Jefferson, Ohio                 -       150,587            -             -        -      150,587           (f)     150,587

     Jack in the Box Restaurants:
        Waco, Texas                     -       412,942            -             -        -      412,942           (f)     412,942
        Mesa, Arizona                   -       609,921            -             -        -      609,921           (f)     609,921

     KFC Restaurant:
        Norton Shores, Michigan         -       177,897            -             -        -      177,897           (f)     177,897

     Perkins Restaurant:
        Memphis, Tennessee              -       431,065            -             -        -      431,065           (f)     431,065

     Popeyes Famous Fried
        Chicken Restaurant:
            Jacksonville, Florida       -       103,063      114,507       149,978        -      103,063      264,485      367,548

                                                                                               Life on Which
                                                                                              Depreciation in
                                                                   Date                        Latest Income
                                               Accumulated        of Con-         Date          Statement is
                                               Depreciation      struction      Acquired          Computed
                                              --------------    -----------    ----------    -----------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

     Burger King Restaurants:
        Brandon, Florida                                -           1991          10/90              (d)
        New City, New York                         10,270           1977          03/91              (i)
        Mansfield, Ohio                             9,142           1989          03/91              (i)
        Syracuse, New York                          8,947           1987          03/91              (i)
        New Philadelphia, Ohio                      9,647           1989          03/91              (i)
        Baseball City, Florida (g)                      -           1991          02/91              (d)

     Denny's Restaurant:
        Tiffin, Ohio                               61,714           1990          03/91              (h)

     Golden Corral Family
        Steakhouse Restaurants:
            College Station, Texas                242,817           1990          09/90              (b)
            Houston, Texas                        301,722           1990          10/90              (b)
            Beaumont, Texas                       255,357           1990          11/90              (b)
            Grand Prairie, Texas                  252,228           1990          11/90              (b)

     Hardee's Restaurant:
        Jefferson, Ohio                                 -           1990          11/90              (d)

     Jack in the Box Restaurants:
        Waco, Texas                                     -           1991          11/90              (d)
        Mesa, Arizona                                   -           1991          02/92              (d)

     KFC Restaurant:
        Norton Shores, Michigan                         -           1990          03/91              (d)

     Perkins Restaurant:
        Memphis, Tennessee                              -           1990          11/90              (d)

     Popeyes Famous Fried
        Chicken Restaurant:
            Jacksonville, Florida                  70,378           1979          09/90              (b)

                           CNL INCOME FUND VIII, LTD.
                         (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------
                               December 31, 1998

                                                                           Costs Capitalized
                                                                             Subsequent To            Gross Amount at Which
                                                         Initial Cost         Acquisition         Carried at Close of Period (c)
                                                 ------------------------ -------------------- -------------------------------------
                                        Encum-              Buildings and Improve-   Carrying              Buildings and
                                        brances     Land    Improvements    ments      Costs      Land     Improvements     Total
                                       --------- ---------- ------------- ---------- --------- ----------- ------------- -----------
     Quincy's Family Steakhouse
        Restaurant:
            Statesville, North Carolina    -        257,225           -            -       -      257,225           (f)      257,225

     Shoney's Restaurants:
        Sun City, Florida                  -        382,883           -      736,865       -      382,883      736,865     1,119,748
        Brooksville, Florida               -        225,067           -            -       -      225,067           (f)      225,067
        Bayonet Point, Florida             -        418,464           -            -       -      418,464           (f)      418,464
        Memphis, Tennessee                 -        368,290     601,660            -       -      368,290      601,660       969,950
        North Fort Myers, Florida          -        398,423           -            -       -      398,423           (f)      398,423

     Wendy's Old Fashioned
        Hamburger Restaurant:
            Midlothian, Virginia           -       $365,601           -     $477,745       -     $365,601     $477,745      $843,346
                                                 ---------- ------------  ---------- --------  ----------  ------------  -----------

                                                 $9,159,115  $1,052,138   $7,243,535       -   $9,159,115   $8,295,673   $17,454,788
                                                 ========== ============  ========== ========  ==========  ============  ===========
Property of Joint Venture in Which
   the Partnership has an 85.54%
   Interest and has Invested in
   Under an Operating Lease:

     Burger King Restaurant:
         Asheville, North Carolina         -       $438,695    $450,432            -       -     $438,695     $450,432      $889,127
                                                 ========== ============  ========== ========  ==========  ============  ===========

Properties of Joint Venture in Which
   the Partnership has a 36.8%
   Interest and has Invested in
   Under an Operating Leases:

     Burger King Restaurants:
         Columbus, Ohio                    -       $345,696    $651,985            -       -     $345,696     $651,985      $997,681
         San Antonio, Texas                -        350,479     623,615            -       -      350,479      623,615       974,094
         Pontiac, Michigan                 -        277,192     982,200            -       -      277,192      982,200     1,259,392
         Raceland, Louisiana               -        174,019     986,879            -       -      174,019      986,879     1,160,898
         New Castle, Indiana               -        264,239     662,265            -       -      264,239      662,265       926,504
         Hastings, Minnesota               -        155,553     657,159            -       -      155,553      657,159       812,712
                                                 ---------- ------------  ---------- --------  ----------  ------------  -----------

                                                 $1,567,178  $4,564,103            -       -   $1,567,178   $4,564,103    $6,131,281
                                                 ========== ============  ========== ========  ==========  ============  ===========

                                                                                               Life on Which
                                                                                              Depreciation in
                                                                   Date                        Latest Income
                                               Accumulated        of Con-         Date          Statement is
                                               Depreciation      struction      Acquired          Computed
                                              --------------    -----------    ----------    -----------------
     Quincy's Family Steakhouse
        Restaurant:
            Statesville, North Carolina                  -          1991         10/91               (d)

     Shoney's Restaurants:
        Sun City, Florida                          192,325          1991         10/90               (b)
        Brooksville, Florida                             -          1991         12/90               (d)
        Bayonet Point, Florida                           -          1989         06/91               (d)
        Memphis, Tennessee                         148,190          1991         08/91               (b)
        North Fort Myers, Florida                        -          1991         09/95               (d)

     Wendy's Old Fashioned
        Hamburger Restaurant:
            Midlothian, Virginia                  $122,773          1991         03/91               (b)
                                             --------------

                                                $1,685,510
                                             ==============
Property of Joint Venture in Which
   the Partnership has an 85.54%
   Interest and has Invested in
   Under an Operating Lease:

     Burger King Restaurant:
         Asheville, North Carolina                $116,948          1986         03/91               (b)
                                             ==============

Properties of Joint Venture in Which
   the Partnership has a 36.8%
   Interest and has Invested in
   Under an Operating Leases:

     Burger King Restaurants:
         Columbus, Ohio                           $157,846          1986         09/91               (b)
         San Antonio, Texas                        150,977          1986         09/91               (b)
         Pontiac, Michigan                         237,791          1987         09/91               (b)
         Raceland, Louisiana                       238,924          1988         09/91               (b)
         New Castle, Indiana                       160,335          1988         09/91               (b)
         Hastings, Minnesota                       159,099          1990         09/91               (b)
                                             --------------

                                                $1,104,972
                                             ==============


                           CNL INCOME FUND VIII, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998



                                                                            Costs Capitalized
                                                                              Subsequent To             Gross Amount at Which
                                                       Initial Cost            Acquisition         Carried at Close of Period (c)
                                                 ------------------------ ---------------------- -----------------------------------
                                        Encum-              Buildings and   Improve-   Carrying             Buildings and
                                        brances    Land     Improvements     ments       Costs      Land    Improvements    Total
                                       --------- --------- -------------- ------------ --------- ---------- ------------- ----------
Property of Joint Venture in Which
   the Partnership has a 12.46%
   Interest and has Invested in
   Under an Operating Lease:

     Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio      -      $521,571            -            -          -   $521,571           (f)   $521,571
                                                 ========= ============= ============ ========== ==========               ==========

Properties the Partnership has
     Invested in Under Direct
     Financing Leases:

     Burger King Restaurants:
         Brandon, Florida                  -             -            -     $483,107          -          -           (f)         (f)
         Baseball City, Florida (g)        -             -            -      551,446          -          -           (f)         (f)

     Hardee's  Restaurants:
         Brunswick, Ohio                   -       116,199      457,907            -          -         (f)          (f)         (f)
         Grafton, Ohio                     -        66,092      411,798            -          -         (f)          (f)         (f)
         Jefferson, Ohio                   -             -      443,444            -          -          -           (f)         (f)
         Lexington, Ohio                   -       124,707      433,264            -          -         (f)          (f)         (f)

     Jack in the Box Restaurants:
         Waco, Texas                       -             -            -      406,745          -          -           (f)         (f)
         Mesa, Arizona                     -             -      561,477            -          -          -           (f)         (f)

     KFC Restaurants:
         Grand Rapids, Michigan            -       169,175      620,623            -          -         (f)          (f)         (f)
         Norton Shores, Michigan           -             -      509,228            -          -          -           (f)         (f)

     Perkins Restaurant:
         Memphis, Tennessee                -             -            -      594,154          -          -           (f)         (f)

     Quincy's Family Steakhouse
        Restaurant:
            Statesville,
               North Carolina              -             -      705,444            -          -          -           (f)         (f)

                                                                                               Life on Which
                                                                                              Depreciation in
                                                                   Date                        Latest Income
                                               Accumulated        of Con-         Date          Statement is
                                               Depreciation      struction      Acquired          Computed
                                              --------------    -----------    ----------    -----------------
Property of Joint Venture in Which
   the Partnership has a 12.46%
   Interest and has Invested in
   Under an Operating Lease:

     Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio                   -           1995          05/96              (d)
                                               ===========

Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

     Burger King Restaurants:
         Brandon, Florida                              (d)          1991          10/90              (d)
         Baseball City, Florida (g)                    (d)          1991          02/91              (d)

     Hardee's  Restaurants:
         Brunswick, Ohio                               (e)          1990          11/90              (e)
         Grafton, Ohio                                 (e)          1990          11/90              (e)
         Jefferson, Ohio                               (d)          1990          11/90              (d)
         Lexington, Ohio                               (e)          1990          11/90              (e)

     Jack in the Box Restaurants:
         Waco, Texas                                   (d)          1991          11/90              (d)
         Mesa, Arizona                                 (d)          1991          02/92              (d)

     KFC Restaurants:
         Grand Rapids, Michigan                        (e)          1990          02/91              (e)
         Norton Shores, Michigan                       (d)          1990          03/91              (d)

     Perkins Restaurant:
         Memphis, Tennessee                            (d)          1990          11/90              (d)

     Quincy's Family Steakhouse
        Restaurant:
            Statesville,
               North Carolina                          (d)          1991          10/91              (d)


                           CNL INCOME FUND VIII, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                            Costs Capitalized
                                                                              Subsequent To            Gross Amount at Which
                                                     Initial Cost              Acquisition          Carried at Close of Period (c)
                                              -------------------------- ------------------------ ----------------------------------
                                     Encum-               Buildings and    Improve-    Carrying              Buildings and
                                     brances     Land     Improvements      ments       Costs       Land     Improvements    Total
                                     -------- ---------- --------------- ------------  ---------- -------- ---------------- --------
     Shoney's Restaurants:
         Brooksville, Florida           -             -             -        644,369         -          -             (f)      (f)
         Bayonet Point, Florida         -             -       575,985              -         -          -             (f)      (f)
         North Fort Myers, Florida      -             -       552,240              -         -          -             (f)      (f)
                                              ---------- -------------   ------------ ----------

                                               $476,173    $5,271,410     $2,679,821         -
                                              ========== =============   ============ ==========

Property of Joint Venture in Which
   the Partnership has a 12.46%
   Interest and has Invested in
   Under a Direct Financing Lease:

     Golden Corral Family
        Steakhouse Restaurant:
           Middleburg Heights, Ohio     -             -    $1,357,288              -         -          -             (f)      (f)
                                              ========== =============   ============ ==========
                                                                                               Life on Which
                                                                                              Depreciation in
                                                                   Date                        Latest Income
                                               Accumulated        of Con-         Date          Statement is
                                               Depreciation      struction      Acquired          Computed
                                              --------------    -----------    ----------    -----------------
     Shoney's Restaurants:
         Brooksville, Florida                           (d)         1991          12/90              (d)
         Bayonet Point, Florida                         (d)         1989          06/91              (d)
         North Fort Myers, Florida                      (d)         1991          09/95              (d)



Property of Joint Venture in Which
   the Partnership has a 12.46%
   Interest and has Invested in
   Under a Direct Financing Lease:

     Golden Corral Family
        Steakhouse Restaurant:
           Middleburg Heights, Ohio                     (d)         1995           05/96             (d)

                           CNL INCOME FUND VIII, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997, and 1996, are summarized as follows:

                                                                          Accumulated
                                                             Cost         Depreciation
                                                          -----------     ------------
Properties the Partnership has Invested
 in Under Operating Leases:

  Balance, December 31, 1995                              $15,906,963       $1,020,592
  Dispositions                                               (508,197)              --
  Depreciation expense                                             --          208,971
                                                          -----------       ----------

  Balance, December 31, 1996                               15,398,766        1,229,563
  Depreciation expense                                             --          208,971
                                                          -----------       ----------

  Balance, December 31, 1997                               15,398,766        1,438,534
  Reclass to operating lease                                2,064,243               --
  Dispositions                                                 (8,221)              --
  Depreciation expense                                             --          246,976
                                                          -----------       ----------

  Balance, December 31, 1998                              $17,454,788       $1,685,510
                                                          ===========       ==========

Property of Joint Venture in Which the
 Partnership has an 85.54% Interest and
 has Invested in Under an Operating
 Lease:

  Balance, December 31, 1995                              $   889,127       $   71,906
  Depreciation expense                                             --           15,014
                                                          -----------       ----------

  Balance, December 31, 1996                                  889,127           86,920
  Depreciation expense                                             --           15,014
                                                          -----------       ----------

  Balance, December 31, 1997                                  889,127          101,934
  Depreciation expense                                             --           15,014
                                                          -----------       ----------

  Balance, December 31, 1998                              $   889,127       $  116,948
                                                          ===========       ==========

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                       Accumulated
                                                           Cost        Depreciation
                                                         ----------    ------------
Property of Joint Venture in Which the
Partnership has a 36.8% Interest and
has Invested in Under Operating
Leases:

  Balance, December 31, 1995                             $6,131,281      $  648,561
  Depreciation expense                                           --         152,137
                                                         ----------      ----------

  Balance, December 31, 1996                              6,131,281         800,698
  Depreciation expense                                           --         152,137
                                                         ----------      ----------

  Balance, December 31, 1997                              6,131,281         952,835
  Depreciation expense                                           --         152,137
                                                         ----------      ----------

  Balance, December 31, 1998                             $6,131,281      $1,104,972
                                                         ==========      ==========

Property of Joint Venture in Which the
 Partnership has a 12.46% Interest and
 has Invested in Under an Operating
 Lease:

  Balance, December 31, 1995                             $       --      $       --
  Acquisitions                                              521,571              --
  Depreciation expense (d)                                       --              --
                                                         ----------      ----------

  Balance, December 31, 1996                                521,571              --
  Depreciation expense                                           --              --
                                                         ----------      ----------

  Balance, December 31, 1997                                521,571              --
  Depreciation expense                                           --              --
                                                         ----------      ----------

  Balance, December 31, 1998                             $  521,571      $       --
                                                         ==========      ==========

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures for federal income tax purposes was $26,164,478 and $8,899,266, respectively. All of the leases are treated as operating leases for federal income tax purposes.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in the net investment in direct financing lease; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The restaurant on this Property was converted from a Popeyes Famous Fried Chicken Restaurant to a Burger King restaurant in February 1993.

(h) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 27 years.

(i) Effective August 1, 1998, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of August 1, 1998, and depreciated over its remaining estimated life of approximately 23 years.

                           CNL INCOME FUND VIII, LTD.
                        (A Florida Limited Partnership)

                  SCHEDULE IV - MORTGAGE LOANS ON REAL ESTATE
                  -------------------------------------------

                               December 31, 1998

                                                                                                     Principal
                                                                                                       Amount
                                                                                                      of Loans
                                                                                                     Subject to
                                                                                      Carrying       Delinquent
                                     Final       Periodic                 Face       Amount of      Principal or
                     Interest      Maturity      Payment      Prior    Amount of     Mortgages      Description
                       Rate          Date         Terms       Liens    Mortgages        (1)           Interest
                     --------      --------      --------     -----    ---------     ---------      ------------
Church's
Jacksonville, FL        10.00%       December          (2)    $  --    $  240,000    $  237,527          $    --
First Mortgage                           2005


Church's
Jacksonville, FL        10.00%       December          (3)       --       220,000       217,733               --
First Mortgage                           2005


Ponderosa
Orlando, FL             10.75%        October          (4)       --     1,388,568    $1,356,466               --
First Mortgage                           2011
                                                              -----    ----------    ----------          -------

 Total                                                        $  --    $1,848,568    $1,811,726          $    --
                                                              =====    ==========    ==========          =======

(1)  The tax carrying value of the notes is $1,811,726.

(2) Monthly payments of principal and interest at an annual rate of 10%, with a balloon payment at maturity of $218,252.

(3) Monthly payments of principal and interest at an annual rate of 10%, with a balloon payment at maturity of $200,324.

(4) Twelve monthly payments of interest only, afterwards, in 24 monthly installments of $15,413 consisting of principal and interest, and thereafter in 144 monthly installments of $16,220 consisting of principal and interest at an annual rate of 10.75%.

(5)  The changes in the carrying amounts are summarized as follows:

                                               1998           1997           1996
                                            ----------     ----------     ----------
Balance at beginning of
 period                                     $1,853,386     $1,862,262     $  463,833

New mortgage loans                                  --             --      1,388,568

Interest earned                                191,738        194,784         74,059

Collection of principal and
 interest                                     (233,398)      (203,660)       (64,198)
                                            ----------     ----------     ----------

Balance at end of period                    $1,811,726     $1,853,386     $1,862,262
                                            ==========     ==========     ==========

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund IX, Ltd.

Our audits of the financial statements referred to in our report dated February 2, 1999, except for Note 10 for which the date is March 11, 1999 and Note 11 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 2, 1999

                            CNL INCOME FUND IX, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

                  Years Ended December 31, 1998, 1997, and 1996

                                                     Additions                      Deductions
                                          ----------------------------    ----------------------------
                                                                                            Collected
                                                                                            or Deter-
                                Balance at    Charged to    Charged to        Deemed        mined to     Balance
                                Beginning     Costs and       Other          Uncollec-      be Col-      at End
   Year       Description        of Year       Expenses      Accounts         tible         lectible     of Year
---------  -----------------  -------------  -----------   -----------    ------------    -----------   ----------
   1996       Allowance for
                doubtful
                accounts (a)      $ 14,762    $      --     $ 22,298  (b)    $ 8,077  (c)  $      --    $ 28,983
                              =============  ===========   ===========    ============    ===========  ===========

1997          Allowance for
                doubtful
                accounts (a)      $ 28,983    $      --     $107,293  (b)    $27,960  (c)  $      --    $108,316
                              =============  ===========   ===========    ============    ===========  ===========

1998          Allowance for
                doubtful
                accounts (a)      $108,316    $      --     $164,929  (b)    $ 1,220  (c)  $  65,973    $206,052
                              =============  ===========   ===========    ============    ===========  ===========

     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental and other income.

     (c)  Amounts written off as uncollectible

                            CNL INCOME FUND IX, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                            Costs Capitalized
                                                                              Subsequent to          Gross Amount at Which
                                                      Initial Cost             Acquisition        Carried at Close of Period (c)
                                              -------------------------   --------------------- ------------------------------------
                                     Encum-               Buildings and   Improve- Carrying               Buildings and
                                     brances     Land     Improvements     ments     Costs       Land     Improvements      Total
                                     -------- ---------- --------------   -------- ---------- ----------- -------------- -----------
Properties the Parnership has
Invested in Under
Operating Leases:

      Burger King Restaurants:
         Shelby, North Carolina         -       $289,663    $554,268           -         -      $289,663     $554,268       $843,931
         Maple Heights, Ohio            -        430,563     454,823           -         -       430,563      454,823        885,386
         Suwanee, Georgia               -        437,658           -           -         -       437,658           (f)       437,658
         Watertown, New York            -        360,181     529,594           -         -       360,181      529,594        889,775
         Carrboro, North Carolina       -        406,768     523,067           -         -       406,768      523,067        929,835

      Denny's Restaurants:
         Grand Prairie, Texas           -        240,876      96,580     161,889         -       240,876      258,469        499,345
         North Baltimore, Ohio          -        133,187           -           -         -       133,187           (f)       133,187

      Golden Corral Family
      Steakhouse Restaurants:
         Brownsville, Texas             -        518,605     988,611           -         -       518,605      988,611      1,507,216
         Tyler, Texas                   -        652,103     982,353           -         -       652,103      982,353      1,634,456

      Hardee's Restaurants:
         Farragut, Tennessee            -        308,269     455,341           -         -       308,269      455,341        763,610
         Greenville, South Carolina     -        310,545     511,438           -         -       310,545      511,438        821,983

      Perkins Restaurants:
         Williamsville, New York (l)    -        349,299     649,528           -         -       349,299      649,528        998,827
         Rochester, New York            -        503,527           -           -         -       503,527           (f)       503,527

      Shell's Seafood Restaurants:
         Copley Township, Ohio          -        361,412     552,301           -         -       361,412      552,301        913,713

      Shoney's Restaurants:
         Windcrest, Texas               -        445,983     670,370           -         -       445,983      670,370      1,116,353
         Wildwood, Florida              -        420,416           -           -         -       420,416           (f)       420,416
         Bedford, Indiana               -        262,103           -           -         -       262,103           (f)       262,103
         Grenada, Mississippi           -        335,001     454,723           -         -       335,001      454,723        789,724
         Huntsville, Alabama (g)        -        638,400     717,302           -         -       638,400      717,302      1,355,702
         Corpus Christi, Texas          -        803,380     516,606           -         -       803,380      516,606      1,319,986
                                              ---------- ------------   --------- ---------  ------------ ------------   -----------

                                              $8,207,939  $8,656,905    $161,889         -    $8,207,939   $8,818,794    $17,026,733
                                              ========== ============   ========= =========  ============ ============   ===========

                                                                                                      Life on Which
                                                                                                     Depreciation in
                                                                          Date                        Latest Income
                                                     Accumulated         of Con-        Date          Statement is
                                                     Depreciation       struction     Acquired          Computed
                                                    --------------     -----------   ----------     ----------------
Properties the Parnership has
Invested in Under
Operating Leases:

      Burger King Restaurants:
         Shelby, North Carolina                         $10,116            1985        05/91              (j)
         Maple Heights, Ohio                            114,890            1980        06/91              (b)
         Suwanee, Georgia                                    (d)           1991        11/91              (d)
         Watertown, New York                            125,991            1986        11/91              (b)
         Carrboro, North Carolina                         9,546            1983        12/96    (i)       (j)

      Denny's Restaurants:
         Grand Prairie, Texas                            62,027            1991        08/91              (b)
         North Baltimore, Ohio                               (d)           1986        11/91              (d)

      Golden Corral Family
      Steakhouse Restaurants:
         Brownsville, Texas                             248,462            1990        06/91              (b)
         Tyler, Texas                                   246,889            1990        06/91              (b)

      Hardee's Restaurants:
         Farragut, Tennessee                            109,739            1991        10/91              (b)
         Greenville, South Carolina                     122,699            1991        10/91              (b)

      Perkins Restaurants:
         Williamsville, New York (l)                      6,993            1986        12/91              (k)
         Rochester, New York                                 (d)           1988        12/91              (d)

      Shell's Seafood Restaurants:
         Copley Township, Ohio                           81,949            1991        12/91              (h)

      Shoney's Restaurants:
         Windcrest, Texas                               165,113            1991        08/91              (b)
         Wildwood, Florida                                   (d)           1991        08/91              (d)
         Bedford, Indiana                                    (d)           1991        08/91              (d)
         Grenada, Mississippi                           109,964            1991        09/91              (b)
         Huntsville, Alabama (g)                        173,201            1989        10/91              (b)
         Corpus Christi, Texas                          123,608            1991        10/91              (b)
                                               -----------------

                                                     $1,711,187
                                               =================

                            CNL INCOME FUND IX, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                           Costs Capitalized
                                                                             Subsequent to              Gross Amount at Which
                                                      Initial Cost            Acquisition          Carried at Close of Period (c)
                                                ------------------------ --------------------- -------------------------------------
                                      Encum-               Buildings and  Improve-  Carrying                Buildings and
                                      brances      Land    Improvements     ments     Costs       Land      Improvements     Total
                                     ---------- ---------- ------------- ---------- ---------- ----------- --------------- ---------
Properties the Partnership has
Invested in Under Direct
Financing Leases:
      Burger King Restaurants:
         Suwanee, Georgia                -              -     $330,541            -         -          -            (f)          (f)

      Denny's Restaurants:
         Alliance, Ohio                  -         92,120            -      490,706         -         (f)           (f)          (f)
         Bluffton, Ohio                  -        150,380      538,173            -         -         (f)           (f)          (f)
         N. Baltimore, Ohio              -              -      308,155            -         -          -            (f)          (f)

      Hardee's Restaurants:
         Millbrook, Alabama              -        125,703      541,865            -         -         (f)           (f)          (f)
         Greenville, Tennessee           -        127,449      402,926            -         -         (f)           (f)          (f)
         Wooster, Ohio                   -        137,427      537,227            -         -         (f)           (f)          (f)
         Auburn, Alabama                 -         85,890      364,269            -         -         (f)           (f)          (f)

      Perkins Restaurants:
         Rochester, New York             -              -      648,182            -         -          -            (f)          (f)

      Shoney's Restaurants:
         Wildwood, Florida               -              -      846,903            -         -          -            (f)          (f)
         Bedford, Indiana                -              -      540,604            -         -          -            (f)          (f)
                                                ---------- ------------  ---------- ---------

                                                 $718,969   $5,058,845     $490,706         -
                                                ========== ============  ========== =========

Property in Which the
      Partners has a 67%
      Interest as Tenants-in-
      Common and has
      Invested in Under
      Operating Lease:

      IHOP Restaurant:
         Englewood Colorado              -       $552,590            -            -         -   $552,590            (f)    $552,590
                                                ========== ============  ========== =========  ==========                 ==========


                                                                                                      Life on Which
                                                                                                     Depreciation in
                                                                          Date                        Latest Income
                                                     Accumulated         of Con-        Date          Statement is
                                                     Depreciation       struction     Acquired          Computed
                                                    --------------     -----------   ----------     ----------------
Properties the Partnership has
Invested in Under Direct
Financing Leases:
      Burger King Restaurants:
         Suwanee, Georgia                                   (d)            1991         11/91                 (d)

      Denny's Restaurants:
         Alliance, Ohio                                     (e)            1992         10/91                 (e)
         Bluffton, Ohio                                     (e)            1986         10/91                 (e)
         N. Baltimore, Ohio                                 (d)            1986         11/91                 (d)

      Hardee's Restaurants:
         Millbrook, Alabama                                 (e)            1991         10/91                 (e)
         Greenville, Tennessee                              (e)            1991         10/91                 (e)
         Wooster, Ohio                                      (e)            1991         10/91                 (e)
         Auburn, Alabama                                    (e)            1991         10/91                 (e)

      Perkins Restaurants:
         Rochester, New York                                (d)            1988         12/91                 (d)

      Shoney's Restaurants:
         Wildwood, Florida                                  (d)            1991         08/91                 (d)
         Bedford, Indiana                                   (d)            1991         08/91                 (d)





Property in Which the
      Partners has a 67%
      Interest as Tenants-in-
      Common and has
      Invested in Under
      Operating Lease:

      IHOP Restaurant:
         Englewood Colorado                                 (d)            1996         07/97                 (d)

                            CNL INCOME FUND IX, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                          Costs Capitalized
                                                                            Subsequent to            Gross Amount at Which
                                                   Initial Cost              Acquisition         Carried at Close of Period (c)
                                              ------------------------- -------------------- ---------------------------------------
                                     Encum-               Buildings and  Improve-   Carrying               Buildings and
                                     brances     Land     Improvements     ments      Costs      Land      Improvements      Total
                                    --------- ---------- -------------- ---------- --------- ------------ --------------- ----------
Properties of Joint Venture in
      Which the Partnership has
      a 45.2% Interest and
      has Invested in Under
      Operating Leases:

      Burger King Restaurants:
         Columbus, Ohio                 -       $345,696      $651,985          -         -     $345,696      $651,985      $997,681
         San Antonio, Texas             -        350,479       623,615          -         -      350,479       623,615       974,094
         Pontiac, Michigan              -        277,192       982,200          -         -      277,192       982,200     1,259,392
         Raceland, Louisiana            -        174,019       986,879          -         -      174,019       986,879     1,160,898
         New Castle, Indiana            -        264,239       662,265          -         -      264,239       662,265       926,504
         Hastings, Minnesota            -        155,553       657,159          -         -      155,553       657,159       812,712
                                              ---------- -------------- ---------- --------- ------------ -------------   ----------

                                              $1,567,178    $4,564,103          -         -   $1,567,178    $4,564,103    $6,131,281
                                              ========== ============== ========== ========= ============ =============   ==========

Properties of Joint Venture in
      Which the Partnership has
      a 50% Interest and has
      Invested in Under
      Operating Leases:

      Burger King Restaurants:
         Greensboro, North Carolina     -       $338,800      $650,109          -         -     $338,800      $650,109      $988,909
         Metairie, Louisiana            -        429,883       342,455          -         -      429,883       342,455       772,338
         Lafayette, Louisiana           -        350,932       773,129          -         -      350,932       773,129     1,124,061
         Nashua, New Hampshire          -        514,815       838,536          -         -      514,815       838,536     1,353,351
         Pontiac, Illinois              -        203,095       719,226          -         -      203,095       719,226       922,321
         Dover, New Hampshire           -        406,259       998,023          -         -      406,259       998,023     1,404,282
                                              ---------- -------------- ---------- --------- ------------ -------------   ----------

                                              $2,243,784    $4,321,478          -         -   $2,243,784    $4,321,478    $6,565,262
                                              ========== ============== ========== ========= ============ =============   ==========

Property of Joint Venture in
      Which the Parntership has
      a 27.33% Interest and has
      Invested in Under
      Operating Lease:

      Burger King Restaurant
         Ashland,  New Hampshire        -       $293,478      $997,104          -         -     $293,478      $997,104    $1,290,582
                                              ========== ============== ========== ========= ============ =============   ==========

                                                                                                   Life on Which
                                                                                                  Depreciation in
                                                                       Date                        Latest Income
                                                  Accumulated         of Con-        Date          Statement is
                                                  Depreciation       struction     Acquired          Computed
                                                 --------------     -----------   ----------     ----------------
Properties of Joint Venture in
      Which the Partnership has
      a 45.2% Interest and
      has Invested in Under
      Operating Leases:

      Burger King Restaurants:
         Columbus, Ohio                             $157,845            1986         09/91              (b)
         San Antonio, Texas                          150,977            1986         09/91              (b)
         Pontiac, Michigan                           237,791            1987         09/91              (b)
         Raceland, Louisiana                         238,924            1988         09/91              (b)
         New Castle, Indiana                         160,335            1988         09/91              (b)
         Hastings, Minnesota                         159,099            1990         09/91              (b)
                                               --------------

                                                  $1,104,971
                                               ==============

Properties of Joint Venture in
      Which the Partnership has
      a 50% Interest and has
      Invested in Under
      Operating Leases:

      Burger King Restaurants:
         Greensboro, North Carolina                 $146,467            1990         03/92              (b)
         Metairie, Louisiana                          77,154            1990         03/92              (b)
         Lafayette, Louisiana                        174,183            1989         03/92              (b)
         Nashua, New Hampshire                       188,920            1987         03/92              (b)
         Pontiac, Illinois                           162,039            1988         03/92              (b)
         Dover, New Hampshire                        224,850            1987         03/92              (b)
                                               --------------

                                                    $973,613
                                               ==============

Property of Joint Venture in
      Which the Parntership has
      a 27.33% Interest and has
      Invested in Under
      Operating Lease:

      Burger King Restaurant
         Ashland,  New Hampshire                    $207,799            1987         10/92              (b)
                                               ==============

                            CNL INCOME FUND IX, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                         Costs Capitalized
                                                                           Subsequent to           Gross Amount at Which
                                                      Initial Cost          Acquisition        Carried at Close of Period (c)
                                                  --------------------- ------------------- ----------------------------------
                                         Encum-           Buildings and  Improve-  Carrying          Buildings and
                                         brances   Land   Improvements    ments      Costs   Land    Improvements      Total
                                        --------- ------ -------------- -------- ---------- -------- -------------  ----------
Property in Which the Partnership
      has a 67% Interest as Tenants-
      in-Common and has Invested
      In Under Direct Financing Leases

      IHOP Restaurant
         Englewood, Colorado                -         -    $1,008,839         -         -        -         (f)          (f)
                                                  ====== =============  ======== ========= ========


                                                                                                   Life on Which
                                                                                                  Depreciation in
                                                                       Date                        Latest Income
                                                  Accumulated         of Con-        Date          Statement is
                                                  Depreciation       struction     Acquired          Computed
                                                 --------------     -----------   ----------     ----------------
Property in Which the Partnership
      has a 67% Interest as Tenants-
      in-Common and has Invested
      In Under Direct Financing Leases

      IHOP Restaurant
         Englewood, Colorado                               (d)          1996        07/97              (d)

                            CNL INCOME FUND IX, LTD.
                         (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                                December 31, 1998


(a) Transactions in real estate and accumulated depreciation during 1998, 1997, and 1996, are summarized as follows:

                                                                            Accumulated
                                                           Cost             Depreciation
                                                     ----------------       ------------
Properties the Partnership has Invested
  in Under Operating Leases:

  Balance, December 31, 1995                              $16,043,836         $  994,804
  Disposition                                                (406,768)                --

  Acquisition                                                 406,768                 --
  Depreciation expense                                             --            251,483
                                                     ----------------       ------------

  Balance, December 31, 1996                               16,043,836          1,246,287
  Disposition                                                (382,955)                --
  Depreciation expense                                             --            251,483
                                                     ----------------       ------------

  Balance, December 31, 1997                               15,660,881          1,497,770
  Reclassified to operating lease                           1,726,862                 --
  Reclassified to capital lease                              (361,010)           (52,855)
  Depreciation expense                                             --            266,272
                                                     ----------------       ------------

  Balance, December 31, 1998                              $17,026,733         $1,711,187
                                                     ================       ============

Properties of Joint Venture in Which the
 Partnership has a 45.2% Interest and
 has Invested in Under an Operating
 Lease:

  Balance, December 31, 1995                              $ 6,131,281         $  648,561
  Depreciation expense                                             --            152,137
                                                     ----------------       ------------

  Balance, December 31, 1996                                6,131,281            800,698
  Depreciation expense                                             --            152,136
                                                     ----------------       ------------

  Balance, December 31, 1997                                6,131,281            952,834
  Depreciation expense                                             --            152,137
                                                     ----------------       ------------

  Balance, December 31, 1998                              $ 6,131,281         $1,104,971
                                                     ================       ============

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                          Accumulated
                                                             Cost         Depreciation
                                                        ---------------   -------------
Properties of Joint Venture in Which the
 Partnership has a 50% Interest and has
 Invested in Under Operating Leases:

  Balance, December 31, 1995                                 $6,565,262        $541,467
  Depreciation expense                                               --         144,049
                                                        ---------------   -------------

  Balance, December 31, 1996                                  6,565,262         685,516
  Depreciation expense                                               --         144,049
                                                        ---------------   -------------

  Balance, December 31, 1997                                  6,565,262         829,565
  Depreciation expense                                               --         144,048
                                                        ---------------   -------------

  Balance, December 31, 1998                                 $6,565,262        $973,613
                                                        ===============   =============

Property of Joint Venture in Which the
 Partnership has a 27.33% Interest and has Invested in Under an Operating Lease:

  Balance, December 31, 1995                                 $1,290,582        $108,088
  Depreciation expense                                               --          33,237
                                                        ---------------   -------------

  Balance, December 31, 1996                                  1,290,582         141,325
  Depreciation expense                                               --          33,237
                                                        ---------------   -------------

  Balance, December 31, 1997                                  1,290,582         174,562
  Depreciation expense                                               --          33,237
                                                        ---------------   -------------

  Balance, December 31, 1998                                 $1,290,582        $207,799
                                                        ===============   =============

Property in Which the Partnership has a 67%
 Interest as Tenants-in-Common and has
 Invested in Under a Direct Financing Lease:

  Balance, December 31, 1997                                 $  552,590        $     --
  Depreciation expense (d)                                           --              --
                                                        ---------------   -------------

  Balance, December 31, 1998                                 $  552,590        $     --
                                                        ===============   =============

                            CNL INCOME FUND IX, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $23,476,756 and $15,548,555, respectively. All of the leases are treated as operating leases for federal income tax purposes

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The Huntsville Property contains a Shoney's restaurant and a Captain D's restaurant, both of which are operated by the same lessee pursuant to one lease agreement.

(h) Effective January 1, 1995, the lease for this Property was terminated, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1995, and will be depreciated over its remaining estimated life of approximately 27 years. During 1997, the Partnership released this Property to Shells Seafood Restaurants.

(i) This Property was exchanged for a Burger King Property previously owned and located in Woodmere, Ohio, during 1996.

(j) Effective August 1, 1998, the lease for this property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of August 1, 1998, and will be depreciated over its remaining estimated life of approximately 22 years.

(k) Effective September 30, 1998, the lease for this property was terminated, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value at September 30, 1998, and will be depreciated over its remaining estimated life of approximately 23 years.

(l) For financial reporting purposes, the undepreciated cost of the Property in Williamsville, New York, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on the building in the amount of $249,368 for the year ended December 31, 1998. The impairment at December 31, 1998, represents the difference between the Property's carrying value and the current estimate of the net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on the building.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund X, Ltd.

Our audits of the financial statements referred to in our report dated January 30, 1999, except for the second paragraph of Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in
Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 30, 1999

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                -----------------------------------------------

                  Years Ended December 31, 1998, 1997, and 1996



                                                    Additions                      Deductions
                                         ----------------------------    ----------------------------
                                                                                            Collected
                                                                                            or Deter-
                                Balance at   Charged to    Charged to        Deemed         mined to      Balance
                                Beginning    Costs and       Other          Uncollec-        be Col-      at End
  Year        Description        of Year      Expenses      Accounts          tible         lectible      of Year
--------   -----------------   -----------  ------------  -----------    -------------   --------------  ---------
  1996       Allowance for
               doubtful
               accounts (a)      $ 12,167    $       --    $   91,857 (b)  $    10,368 (c) $      447     $ 93,209
                                =========    ==========    ==========      ===========     ===========   =========

  1997       Allowance for
               doubtful
               accounts (a)      $ 93,209    $       --    $  192,212 (b)  $     5,083 (c) $   24,889     $255,449
                                =========    ==========    ==========      ===========     ===========   =========

  1998       Allowance for
               doubtful
               accounts (a)      $255,449    $       --    $  290,844 (b)  $    38,726 (c) $    1,335     $506,232
                                =========    ==========    ==========      ===========     ===========   =========


     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental, earned and other income.

     (c)  Amounts written off as uncollectible.

                             CNL INCOME FUND X, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                           Costs Capitalized
                                                                             Subsequent To             Gross Amount at Which
                                                     Initial Cost             Acquisition          Carried at Close of Period (c)
                                              ------------------------- ----------------------  ------------------------------------
                                      Encum-              Buildings and    Improve-   Carrying              Buildings and
                                     brances     Land     Improvements      ments       Costs      Land     Improvements    Total
                                   ---------- ---------- -------------- ------------- --------  ---------- -------------- ----------
Properties the Partnership
 has Invested in Under
 Operating Leases:

  Boston Market:
     Homewood, Alabama (n)              -      $597,907     $679,400             -        -      $597,907     $679,400    $1,277,307

  Burger King Restaurants:
     Hendersonville, North Carolina     -       222,632      568,573             -        -       222,632      568,573       791,205
     Irondequoit, New York              -       383,359      554,084             -        -       383,359      554,084       937,443

  Denny's Restaurants:
     Fremont, Ohio                      -       160,896            -       273,700        -       160,896      273,700       434,596
     Detroit, Michigan                  -       285,842            -             -        -       285,842           (f)      285,842
     Spartanburg, South Carolina        -       287,959            -             -        -       287,959           (f)      287,959

  Golden Corral Family
     Steakhouse Restaurants:
         Austin, Texas                  -       592,837            -     1,106,384        -       592,837    1,106,384     1,699,221
         Austin, Texas                  -       711,354            -     1,124,040        -       711,354    1,124,040     1,835,394
         Las Cruces, New Mexico         -       580,655      920,521             -        -       580,655      920,521     1,501,176

  Hardee's Restaurants:
     Pace, Florida                      -       174,850            -             -        -       174,850           (f)      174,850
     Jacksonville, Florida              -       326,972            -             -        -       326,972           (f)      326,972
     Centerville, Tennnessee            -       130,494            -             -        -       130,494           (f)      130,494

  Jack in the Box Restaurants:
     Desloge, Missouri                  -       276,701            -             -        -       276,701           (f)      276,701
     San Antonio, Texas                 -       327,322            -             -        -       327,322           (f)      327,322
     San Marcos, Texas                  -       427,386            -       592,943        -       427,386      592,943     1,020,329
     Missouri City, Texas               -       348,646            -             -        -       348,646           (f)      348,646
     Pasadena, Texas                    -       202,393            -             -        -       202,393           (f)      202,393

  Long John Silver's Restaurants:
     Alamogordo, New Mexico             -       157,401            -             -        -       157,401           (f)      157,401
     Las Cruces, New Mexico             -       222,778            -             -        -       222,778           (f)      222,778

  Perkins Restaurants:
     Lancaster, New York (m)            -       336,872      790,723             -        -       336,872      790,723     1,127,595
     Ft. Pierce, Florida                -       487,752            -       567,923        -       487,752      567,923     1,055,675
     Amherst, New York (o)              -       507,648            -             -        -       507,648           (f)      507,648

  Pizza Hut Restaurants:
     Bozeman, Montana                   -        99,879      224,614             -        -        99,879      224,614       324,493
     Sidney, Montana                            101,690            -             -        -       101,690           (f)      101,690
     Livingston, Montana                -        71,989      161,211             -        -        71,989      161,211       233,200
     Laurel, Montana                            109,937      255,060             -        -       109,937      255,060       364,997

                                                                                                     Life on Which
                                                                                                    Depreciation in
                                                                      Date                           Latest Income
                                                Accumulated          of Con-          Date           Statement is
                                                Depreciation        struction       Acquired           Computed
                                               --------------      -----------     ----------      ----------------
Properties the Partnership
 has Invested in Under
 Operating Leases:

  Boston Market:
     Homewood, Alabama (n)                        $26,969              1997           10/97               (b)

  Burger King Restaurants:
     Hendersonville, North Carolina                10,181              1986           11/91               (j)
     Irondequoit, New York                          9,921              1986           11/91               (j)

  Denny's Restaurants:
     Fremont, Ohio                                 48,788              1992           12/91               (g)
     Detroit, Michigan                                  -              1992           02/92               (d)
     Spartanburg, South Carolina                        -              1992           03/92               (d)

  Golden Corral Family
     Steakhouse Restaurants:
         Austin, Texas                            250,578              1992           12/91               (b)
         Austin, Texas                            247,700              1992           12/91               (b)
         Las Cruces, New Mexico                   204,112              1992           05/92               (b)

  Hardee's Restaurants:
     Pace, Florida                                      -              1992           01/92               (d)
     Jacksonville, Florida                              -              1990           02/92               (d)
     Centerville, Tennnessee                            -              1991           02/92               (d)

  Jack in the Box Restaurants:
     Desloge, Missouri                                  -              1991           12/91               (d)
     San Antonio, Texas                                 -              1992           02/92               (d)
     San Marcos, Texas                                 (l)             (k)            10/98               (l)
     Missouri City, Texas                               -              1991           04/92               (d)
     Pasadena, Texas                                    -              1991           04/92               (d)

  Long John Silver's Restaurants:
     Alamogordo, New Mexico                             -              1977           03/92               (d)
     Las Cruces, New Mexico                             -              1975           03/92               (d)

  Perkins Restaurants:
     Lancaster, New York (m)                        8,513              1991           11/91               (i)
     Ft. Pierce, Florida                           62,032              1992           01/92               (h)
     Amherst, New York (o)                              -              1987           02/92               (d)

  Pizza Hut Restaurants:
     Bozeman, Montana                              50,256              1976           03/91               (b)
     Sidney, Montana                                    -              1985           03/91               (d)
     Livingston, Montana                           36,070              1979           03/91               (b)
     Laurel, Montana                               57,068              1985           03/91               (b)

                             CNL INCOME FUND X, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                         Costs Capitalized
                                                                           Subsequent To             Gross Amount at Which
                                                   Initial Cost             Acquisition           Carried at Close of Period (c)
                                             -------------------------  --------------------  --------------------------------------
                                     Encum-              Buildings and    Improve-  Carrying              Buildings and
                                    brances     Land     Improvements      ments      Costs      Land     Improvements     Total
                                   --------- ---------- --------------  ---------- ---------  ---------- --------------- -----------
     Shoney's Restaurants:
        Greenville, North Carolina     -        323,573      515,134             -         -     323,573      515,134        838,707
        North Richland Hills, Texas    -        513,032            -       420,219         -     513,032      420,219        933,251
        Pelham, Alabama                         410,448            -       427,317         -     410,448      427,317        837,765
        Fort Myers Beach, Florida      -        360,482            -             -         -     360,482           (f)       360,482
                                             ---------- ------------- ------------- --------- ----------- ------------   -----------

                                             $9,741,686   $4,669,320    $4,512,526         -  $9,741,686   $9,181,846    $18,923,532
                                             ========== ============= ============= ========= =========== ============   ===========
Properties of Joint Venture in
   Which the Partnership has a
   50% Interest and has Invested
   in Under Operating Leases:

     Burger King Restaurants:
        Greensboro, North Carolina     -       $338,800     $650,109             -         -    $338,800     $650,109       $988,909
        Metairie, Louisiana            -        429,883      342,455             -         -     429,883      342,455        772,338
        Lafayette, Louisiana           -        350,932      773,129             -         -     350,932      773,129      1,124,061
        Nashua, New Hampshire          -        514,815      838,536             -         -     514,815      838,536      1,353,351
        Pontiac, Illinois              -        203,095      719,226             -         -     203,095      719,226        922,321
        Dover, New Hampshire           -        406,259      998,023             -         -     406,259      998,023      1,404,282
                                             ---------- ------------- ------------- --------- ----------- ------------   -----------

                                             $2,243,784   $4,321,478             -         -  $2,243,784   $4,321,478     $6,565,262
                                             ========== ============= ============= ========= =========== ============   ===========

Property of Joint Venture
   in Which the Partnership
   has a 10.51% Interest and has
   Invested in Under an
   Operating Lease:
     Burger King Restaurant:
        Ashland, New Hampshire         -       $293,478     $997,104             -         -    $293,478     $997,104     $1,290,582
                                             ========== ============= ============= ========= =========== ============   ===========

Property in Which the Partnership
   has a 13% Interest as Tenants-
   in-Common and has
   Invested in Under an
   Operating Lease:
     Golden Corral Family
        Steakhouse Restaurant:
            Clinton, North Carolina    -       $138,382     $676,588             -         -    $138,382     $676,588       $814,970
                                             ========== ============= ============= ========= =========== ============   ===========

Property in Which the Partner-
   ship has a 6.69% Interest
   as Tenants-in-Common and
   has Invested in Under an
   Operating Lease:
     Chevy's Fresh Mex
        Miami, Florida                 -       $976,357     $974,016             -         -    $976,357     $974,016     $1,950,373
                                             ========== ============= ============= ========= =========== ============   ===========

                                                                                                     Life on Which
                                                                                                    Depreciation in
                                                                      Date                           Latest Income
                                                Accumulated          of Con-          Date           Statement is
                                                Depreciation        struction       Acquired           Computed
                                               --------------      -----------     ----------      ----------------
     Shoney's Restaurants:
        Greenville, North Carolina                    122,880          1987           11/91               (b)
        North Richland Hills, Texas                    95,096          1992           12/91               (b)
        Pelham, Alabama                                99,668          1992           01/92               (b)
        Fort Myers Beach, Florida                           -          1991           09/95               (d)
                                                --------------

                                                   $1,329,832
                                                ==============
Properties of Joint Venture in
   Which the Partnership has a
   50% Interest and has Invested
   in Under Operating Leases:

     Burger King Restaurants:
        Greensboro, North Carolina                   $146,467          1990           03/92               (b)
        Metairie, Louisiana                            77,154          1990           03/92               (b)
        Lafayette, Louisiana                          174,183          1989           03/92               (b)
        Nashua, New Hampshire                         188,920          1987           03/92               (b)
        Pontiac, Illinois                             162,039          1988           03/92               (b)
        Dover, New Hampshire                          224,851          1987           03/92               (b)
                                                --------------

                                                     $973,614
                                                ==============

Property of Joint Venture
   in Which the Partnership
   has a 10.51% Interest and has
   Invested in Under an
   Operating Lease:
     Burger King Restaurant:
        Ashland, New Hampshire                       $207,799          1987           10/92               (b)
                                                ==============

Property in Which the Partnership
   has a 13% Interest as Tenants-
   in-Common and has
   Invested in Under an
   Operating Lease:
     Golden Corral Family
        Steakhouse Restaurant:
            Clinton, North Carolina                   $66,274          1996           01/96               (b)
                                                ==============

Property in Which the Partner-
   ship has a 6.69% Interest
   as Tenants-in-Common and
   has Invested in Under an
   Operating Lease:
     Chevy's Fresh Mex
        Miami, Florida                                $32,556          1995           12/97               (b)
                                                ==============

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                            Costs Capitalized
                                                                              Subsequent To         Gross Amount at Which
                                                       Initial Cost            Acquisition      Carried at Close of Period (c)
                                               --------------------------- -------------------- -------------------------------
                                      Encum-                Buildings and   Improve-  Carrying          Buildings and
                                     brances      Land      Improvements     ments      Costs    Land   Improvements    Total
                                   ----------  ------------ -------------- ---------- --------- ------  -------------- --------
Properties the Partnership
   has Invested in Under
   Direct Financing Leases:

     Burger King Restaurants:
         Ashland Ohio                   -       $190,695       $724,348            -       -      (f)        (f)          (f)
         Allegan, Michigan              -         91,238              -      418,782       -      (f)        (f)          (f)

     Denny's Restaurants:
         Detroit, Michigan              -              -        752,829            -       -       -         (f)          (f)
         Spartanburg,
              South Carolina            -              -        529,410            -       -       -         (f)          (f)

     Hardee's Restaurants:
         Pace, Florida                  -              -        467,272            -       -       -         (f)          (f)
         Jacksonville, Florida          -              -        405,985            -       -       -         (f)          (f)
         Hohenwald, Tennessee           -         49,201        376,415            -       -      (f)        (f)          (f)
         Ravenna, Ohio                  -        114,244        496,032            -       -      (f)        (f)          (f)
         New Bethlehem, Pennsylvania    -        135,929        452,507            -       -      (f)        (f)          (f)
         Morristown, Tennessee          -        131,289        456,925            -       -      (f)        (f)          (f)
         Centerville, Tennessee         -              -        348,032            -       -       -         (f)          (f)

     Jack in the Box Restaurants:
         Desloge, Missouri              -              -        630,981            -       -       -         (f)          (f)
         San Antonio, Texas             -              -              -      206,031       -       -         (f)          (f)
         Nampa, Idaho                   -        151,574        584,533            -       -      (f)        (f)          (f)
         Missouri City, Texas           -              -        619,686            -       -       -         (f)          (f)
         Pasadena, Texas                -              -        575,429            -       -       -         (f)          (f)

     Long John Silver's Restaurants:
         Alamogordo, New Mexico         -              -        275,270       20,204       -       -         (f)          (f)
         Las Cruces, New Mexico         -              -        318,378       57,828       -       -         (f)          (f)

     Perkins Restaurants:
         Amherst, New York              -              -        727,806            -       -       -         (f)          (f)

     Pizza Hut Restaurants:
         Glasgow, Montana               -         57,482        266,726            -       -      (f)        (f)          (f)
         Sidney, Montana                -              -        291,238            -       -       -         (f)          (f)

     Shoney's Restaurant:
         Fort Myers Beach, Florida      -              -        567,640            -       -       -         (f)          (f)
                                              -----------  ------------- ------------ -------

                                                $921,652     $9,867,442     $702,845       -
                                              ===========  ============= ============ -------


                                                                                                     Life on Which
                                                                                                    Depreciation in
                                                                      Date                           Latest Income
                                                Accumulated          of Con-          Date           Statement is
                                                Depreciation        struction       Acquired           Computed
                                               --------------      -----------     ----------      ----------------
Properties the Partnership
   has Invested in Under
   Direct Financing Leases:

     Burger King Restaurants:
         Ashland Ohio                                -                 1988           11/91               (e)
         Allegan, Michigan                           -                 1992           04/92               (e)

     Denny's Restaurants:
         Detroit, Michigan                           -                 1992           02/92               (d)
         Spartanburg,
              South Carolina                         -                 1992           03/92               (d)

     Hardee's Restaurants:
         Pace, Florida                               -                 1992           01/92               (d)
         Jacksonville, Florida                       -                 1990           02/92               (d)
         Hohenwald, Tennessee                        -                 1991           02/92               (e)
         Ravenna, Ohio                               -                 1991           04/92               (e)
         New Bethlehem, Pennsylvania                 -                 1991           04/92               (e)
         Morristown, Tennessee                       -                 1991           04/92               (e)
         Centerville, Tennessee                      -                 1991           02/92               (d)

     Jack in the Box Restaurants:
         Desloge, Missouri                           -                 1991           12/91               (d)
         San Antonio, Texas                          -                 1992           12/91               (d)
         Nampa, Idaho                                -                 1991           12/92               (e)
         Missouri City, Texas                        -                 1991           04/92               (d)
         Pasadena, Texas                             -                 1991           04/92               (d)

     Long John Silver's Restaurants:
         Alamogordo, New Mexico                      -                 1977           03/92               (d)
         Las Cruces, New Mexico                      -                 1975           03/92               (d)

     Perkins Restaurants:
         Amherst, New York                           -                 1987           02/92               (d)

     Pizza Hut Restaurants:
         Glasgow, Montana                            -                 1985           03/91               (e)
         Sidney, Montana                             -                 1985           03/91               (d)

     Shoney's Restaurant:
         Fort Myers Beach, Florida                   -                 1991           09/95               (d)

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------

                               December 31, 1998

                                                                              Costs Capitalized
                                                                                Subsequent To          Gross Amount at Which
                                                         Initial Cost            Acquisition       Carried at Close of Period (c)
                                                   ------------------------ -------------------- ----------------------------------
                                         Encum-               Buildings and  Improve-   Carrying           Buildings and
                                         brances     Land     Improvements     ments     Costs    Land     Improvements    Total
                                       ---------   --------  -------------- ---------- --------- --------- --------------- --------
Property of Joint Venture in
   Which the Partnership has
   a 40.95% Interest and has Invested
   in Under Direct Financing Lease:

     Hardee's Restaurant:
         Williston, Florida                 -      $150,143        -          $499,071        -    (f)          (f)          (f)
                                                  =========  ============== ========== ========


                                                                                                     Life on Which
                                                                                                    Depreciation in
                                                                      Date                           Latest Income
                                                Accumulated          of Con-          Date           Statement is
                                                Depreciation        struction       Acquired           Computed
                                               --------------      -----------     ----------      ----------------
Property of Joint Venture in
   Which the Partnership has
   a 40.95% Interest and has Invested
   in Under Direct Financing Lease:

     Hardee's Restaurant:
         Williston, Florida                          -                 1993           12/92              (e)

                             CNL INCOME FUND X, LTD.
                         (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                                December 31, 1998


(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996, are summarized as follows:

                                                                           Accumulated
                                                           Cost           Depreciation
                                                     ----------------     ------------
Properties the Partnership has Invested
in Under Operating Leases:

        Balance, December 31, 1995                        $15,555,248       $  692,282
        Reclassified to operating lease                       567,923               --
        Depreciation expense                                       --          206,497
                                                     ----------------     ------------

        Balance, December 31, 1996                         16,123,171          898,779
        Acquisitions                                        1,277,307               --
        Dispositions                                         (577,332)              --
        Depreciation expense                                       --          214,468
                                                     ----------------     ------------

        Balance, December 31, 1997                         16,823,146        1,113,247
        Acquisitions                                        1,020,329               --
        Dispositions                                         (833,323)         (43,281)
        Reclass to operating lease                          1,913,380               --
        Depreciation expense (m)(n)(o)                             --          259,866
                                                     ----------------     ------------

        Balance, December 31, 1998                        $18,923,532       $1,329,832
                                                     ================     ============

Properties of Joint Venture in Which the
    Partnership has  a 50% Interest and has
    Invested in Under Operating Leases:

        Balance, December 31, 1995                        $ 6,565,262       $  541,467
        Depreciation expense                                       --          144,050
                                                     ----------------     ------------

        Balance, December 31, 1996                          6,565,262          685,517
        Depreciation expense                                       --          144,047
                                                     ----------------     ------------

        Balance, December 31, 1997                          6,565,262          829,564
        Depreciation expense                                       --          144,050
                                                     ----------------     ------------

        Balance, December 31, 1998                        $ 6,565,262       $  973,614
                                                     ================     ============

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

  NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
  ----------------------------------------------------------------------------

                               December 31, 1998


                                                                      Accumulated
                                                           Cost       Depreciation
                                                       -----------    ------------
Property of Joint Venture in Which  the
Partnership has a 10.51% Interest and
has Invested in Under Operating
Leases:

        Balance, December 31, 1995                     $ 1,290,582     $   108,088
        Depreciation expense                                    --          33,237
                                                       ------------   ------------

        Balance, December 31, 1996                       1,290,582         141,325
        Depreciation expense                                    --          33,147
                                                       ------------   ------------

        Balance, December 31, 1997                       1,290,582         174,472
        Depreciation expense                                    --          33,327
                                                       ------------   ------------

        Balance, December 31, 1998                     $ 1,290,582     $   207,799
                                                       ===========    ============

Property in Which the Partnership has a
   13% Interest as Tenants-in-
   Common and has Invested in Under
   an Operating  Lease:

        Balance, December 31, 1995                      $       --        $     --
        Acquisition                                        814,970              --
        Depreciation expense                                    --          21,168
                                                       ------------   ------------

        Balance, December 31, 1996                         814,970          21,168
        Depreciation expense                                    --          22,553
                                                       ------------   ------------

        Balance, December 31, 1997                         814,970          43,721
        Depreciation expense                                    --          22,553
                                                       ------------   ------------

        Balance, December 31, 1998                      $  814,970        $ 66,274
                                                       ============   ============

                            CNL INCOME FUND X, LTD.
                        (A Florida Limited Partnership)

      NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION -
      ------------------------------------------------------------------
                                   CONTINUED
                                   ---------

                               December 31, 1998


                                                                      Accumulated
                                                          Cost       Depreciation
                                                   ----------------  ------------
Property in Which the Partnership has
 a 6.69% Interest as Tenants-in-
 Common and has Invested in Under
 an Operating Lease:

Balance, December 31, 1996                             $        --     $        --
        Acquisition                                      1,950,373              --
        Depreciation expense                                    --              89
                                                   ----------------  -------------

        Balance, December 31, 1997                       1,950,373              89
        Depreciation expense                                    --          32,467
                                                   ----------------  -------------

        Balance, December 31, 1998                      $1,950,373         $32,556
                                                   ================  =============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.
(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and its consolidated joint venture, and the unconsolidated joint ventures for federal income tax purposes was $29,957,164 and $11,270,400, respectively. All of the leases are treated as operating leases for federal income tax purposes.
(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.
(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.
(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.
(g) Effective January 1, 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 28 years.
(h) Effective March 1, 1996, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of March 1, 1996, and depreciated over its remaining estimated life of approximately 26 years.

 (i) Effective October 1, 1998, the lease for this property was terminated resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value and depreciated over its remaining useful life of approximately 23 years.

 (j) Effective August 1, 1998 the lease for this property was amended, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of August 1, 1998, and depreciated over its remaining estimated life of approximately 23 years.

 (k) Scheduled for completion in 1999.

 (l) Property was not place in service as of December 31, 1998; therefore no depreciation was taken.

 (m) For financial reporting purposes the undepreciated cost of the Property in Lancaster, New York, was written down to net realizable value to an impairment in value. The tenant of this Property filed for bankruptcy and rejected the lease relating to this Property. The Partnership recognized the impairment by recording an allowance for loss on building in the amount of $387,202 at December 31, 1998. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

 (n) For financial reporting purposes, the undepreciated cost of the Property in Homewood, Alabama, was written down to net realizable value due to an impairment in value. The tenant of this Property filed for bankruptcy and rejected the lease relating to this Property. The Partnership recognized the impairment by recording an allowance for loss on land and building in the amount of $521,316 at December 31, 1998. The impairment at December 31, 1998, represents the difference between the Property's carrying value and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and building.

 (o) For financial reporting purposes, the undepreciated cost of the Property in Amherst, New York, was written down to net realizable value due to an impairment in value. The tenant of this Property filed for bankruptcy in 1998. The Partnership recognized the impairment by recording an allowance for loss on the building in the amount of $93,328 at December 31, 1998.
     The impairment at December 31, 1998, represents the difference between the Property's carrying value and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on the building.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund XI, Ltd.

Our audits of the financial statements referred to in our report dated February 1, 1999, except for the second paragraph of Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in
Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 1, 1999

                            CNL INCOME FUND XI, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1998

                                                                         Costs Capitalized
                                                                           Subsequent To               Gross Amount at Which
                                                     Initial Cost           Acquisition            Carried at Close of Period (c)
                                               ------------------------ ---------------------- -------------------------------------
                                       Encum-            Buildings and   Improve-    Carrying             Buildings and
                                       brances  Land     Improvements      ments       Costs     Land      Improvements     Total
                                       ------- -------- --------------- ----------- ---------- --------- ---------------- ----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Burger King Restaurants:
         Amesbury, Massachusetts          -    $359,458    $791,913              -        -     $359,458      $791,913    $1,151,371
         Bloomfield, Connecticut          -     266,685     555,656              -        -      266,685       555,656       822,341
         East Detroit, Michigan           -     305,813     508,386              -        -      305,813       508,386       814,199
         Gonzales, Louisiana              -     362,073     575,454              -        -      362,073       575,454       937,527
         Denver, Colorado                 -     438,756           -              -        -      438,756            (f)      438,756
         Columbus, Ohio                   -     399,679     363,795              -        -      399,679       363,795       763,474
         Dayton, Ohio                     -     472,964     441,860              -        -      472,964       441,860       914,824
         Lawrence, Kansas                 -     321,505     411,353              -        -      321,505       411,353       732,858
         Roswell, New Mexico              -     205,379     461,219              -        -      205,379       461,219       666,598
         Danbury, Connecticut (d)         -     220,496     498,434              -        -      220,496       498,434       718,930

      Denny's Restaurants:
         Orlando, Florida                 -     627,065           -              -        -      627,065            (f)      627,065
         Abilene, Texas                   -     274,220           -              -        -      274,220            (f)      274,220
         Wadsworth, Ohio                  -     187,368           -              -        -      187,368            (f)      187,368
         Avon, Colorado                   -     755,815           -        569,297        -      755,815       569,297     1,325,112
         Ocean Springs, Mississippi       -     303,267           -              -        -      303,267            (f)      303,267

      Golden Corral Family
         Steakhouse Restaurants:
             McAllen, Texas               -     649,484     947,085              -        -      649,484       947,085     1,596,569
             Midwest City, Oklahoma       -     506,420     975,640              -        -      506,420       975,640     1,482,060
             Oklahoma City, Oklahoma      -     650,655     975,170              -        -      650,655       975,170     1,625,825

      Hardee's Restaurants:
         Dothan, Alabama                  -     275,791           -              -        -      275,791            (f)      275,791
         Huntersville, North Carolina     -     308,894           -              -        -      308,894            (f)      308,894
         North Augusta, South Carolina    -     201,056           -              -        -      201,056            (f)      201,056


                                                                                                     Life on Which
                                                                                                    Depreciation in
                                                                          Date                       Latest Income
                                                       Accumulated       of Con-        Date          Statement is
                                                      Depreciation      struction     Acquired          Computed
                                                     ----------------   -----------   ----------   -----------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Burger King Restaurants:
         Amesbury, Massachusetts                        $171,834           1982         06/92             (b)
         Bloomfield, Connecticut                         120,569           1990         06/92             (b)
         East Detroit, Michigan                          110,312           1987         06/92             (b)
         Gonzales, Louisiana                             124,865           1989         06/92             (b)
         Denver, Colorado                                      -           1992         06/92             (d)
         Columbus, Ohio                                   76,812           1982         09/92             (b)
         Dayton, Ohio                                     92,165           1987         09/92             (b)
         Lawrence, Kansas                                 85,802           1982         09/92             (b)
         Roswell, New Mexico                              96,203           1986         09/92             (b)
         Danbury, Connecticut (d)                          5,249           1983         09/98             (b)

      Denny's Restaurants:
         Orlando, Florida                                      -           1992         06/92             (d)
         Abilene, Texas                                        -           1992         07/92             (d)
         Wadsworth, Ohio                                       -           1992         09/92             (d)
         Avon, Colorado                                  112,507           1993         09/92             (b)
         Ocean Springs, Mississippi                            -           1992         09/92             (d)

      Golden Corral Family
         Steakhouse Restaurants:
             McAllen, Texas                              206,455           1992         06/92             (b)
             Midwest City, Oklahoma                      212,680           1992         06/92             (b)
             Oklahoma City, Oklahoma                     215,338           1992         05/92             (b)

      Hardee's Restaurants:
         Dothan, Alabama                                       -           1992         09/92             (d)
         Huntersville, North Carolina                          -           1992         09/92             (d)
         North Augusta, South Carolina                         -           1992         09/92             (d)

                            CNL INCOME FUND XI, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1998

                                                                        Costs Capitalized
                                                                          Subsequent To              Gross Amount at which
                                                    Initial Cost           Acquisition           Carried at Close of Period (c)
                                             -------------------------- ------------------ -----------------------------------------
                                     Encum-               Buildings and Improve-  Carrying              Buildings and
                                     brances    Land      Improvements    ments     Costs     Land      Improvements       Total
                                     ------- ----------- -------------- --------- -------- ----------- ---------------- ------------
      Jack in the Box Restaurants:
         Houston, Texas                 -        475,618       447,374          -      -       475,618       447,374        922,992
         Houston, Texas                 -        350,115       607,530          -      -       350,115       607,530        957,645
         Houston, Texas                 -        362,591       582,149          -      -       362,591       582,149        944,740
         Kingswood, Texas               -        373,894       544,539          -      -       373,894       544,539        918,433
         Rockwall, Texas                -        348,497       652,932          -      -       348,497       652,932      1,001,429
         Sacramento, California         -        500,623       524,823          -      -       500,623       524,823      1,025,446
         Show Low, Arizona              -        185,602       503,343          -      -       185,602       503,343        688,945

      KFC Restaurant:
         Deming, New Mexico             -        150,455             -          -      -       150,455            (f)       150,455

      Quincy's Restaurants:
         Lynchburg, Virginia            -        359,532             -          -      -       359,532            (f)       359,532
         Sebring, Florida               -        407,656       728,192          -      -       407,656       728,192      1,135,848
                                             ----------- -------------- --------- -------  ----------- --------------  -------------

                                             $11,607,426   $12,096,847   $569,297      -   $11,607,426   $12,666,144    $24,273,570
                                             =========== ============== ========= =======  =========== ==============  =============

Property of Joint Venture in Which
   the Partnership has a 76.6%
   Interest and has Invested in
   Under an Operating Lease:

      Jack in the Box Restaurant:
         Des Moines, Washington         -       $322,726      $791,658          -      -      $322,726      $791,658     $1,114,384
                                             =========== ============== ========= =======  =========== ==============  =============

Property of Joint Venture in Which
   the Partnership has a 62.16%
   Interest and has Invested in
   Under an Operating Lease:

      Burger King Restaurant:
         Ashland, New Hampshire         -       $293,478      $997,104          -      -      $293,478      $997,104     $1,290,582
                                             =========== ============== ========= =======   =========== ==============  ============

                                                                                                Life on Which
                                                                                               Depreciation in
                                                                     Date                       Latest Income
                                                  Accumulated       of Con-        Date          Statement is
                                                 Depreciation      struction     Acquired          Computed
                                                ----------------   -----------   ----------   -----------------
      Jack in the Box Restaurants:
         Houston, Texas                              93,478           1992         09/92              (b)
         Houston, Texas                             126,943           1992         09/92              (b)
         Houston, Texas                             121,639           1992         09/92              (b)
         Kingswood, Texas                           113,781           1992         09/92              (b)
         Rockwall, Texas                            136,429           1992         09/92              (b)
         Sacramento, California                     109,661           1992         09/92              (b)
         Show Low, Arizona                          105,173           1992         09/92              (b)

      KFC Restaurant:
         Deming, New Mexico                               -           1993         09/92              (d)

      Quincy's Restaurants:
         Lynchburg, Virginia                              -           1992         09/92              (d)
         Sebring, Florida                           151,890           1992         09/92              (b)
                                                ------------

                                                 $2,589,785
                                                ============

Property of Joint Venture in Which
   the Partnership has a 76.6%
   Interest and has Invested in
   Under an Operating Lease:

      Jack in the Box Restaurant:
         Des Moines, Washington                    $163,895           1992         10/92              (b)
                                                ============

Property of Joint Venture in Which
   the Partnership has a 62.16%
   Interest and has Invested in
   Under an Operating Lease:

      Burger King Restaurant:
         Ashland, New Hampshire                    $207,798           1987         10/92              (b)
                                                =============

                            CNL INCOME FUND XI, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1998

                                                                         Costs Capitalized
                                                                           Subsequent To             Gross Amount at Which
                                                     Initial Cost           Acquisition          Carried at Close of Period (c)
                                                ---------------------- --------------------- --------------------------------------
                                       Encum-            Buildings and  Improve-   Carrying              Buildings and
                                       brances   Land    Improvements     ments      Costs     Land      Improvements     Total
                                      --------- -------- ------------- ----------- --------- ---------- -------------  ------------
Property in Which the Partnership
   has a 72.58% Interest as Tenants-
   in-Common and has Invested in
   Under an Operating Lease:

      Black-eyed Pea Restaurant:
         Corpus Christi, Texas            -     $715,052      $726,005           -         -  $715,052      $726,005    $1,441,057
                                                ======== ============= =========== ========= ========== =============  ============

Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

      Burger King Restaurant:
         Denver, Colorado                 -            -             -    $403,692         -         -            (f)           (f)

      Denny's Restaurants:
         Orlando, Florida                 -            -             -     696,187         -         -            (f)           (f)
         Abilene, Texas                   -            -             -     534,519         -         -            (f)           (f)
         Kent, Ohio                       -      101,488       421,645           -         -        (f)           (f)           (f)
         Cullman, Alabama                 -      191,016       577,043           -         -        (f)           (f)           (f)
         Ocean Springs, Mississippi       -            -       324,225           -         -         -            (f)           (f)
         Wadsworth, Ohio                  -            -       264,861           -         -         -            (f)           (f)

      Hardee's Restaurants:
         Dothan, Alabama                  -            -       407,368           -         -         -            (f)           (f)
         Laurens, South Carolina (g)      -      170,905       537,361           -         -        (f)           (f)           (f)
         Huntersville, North Carolina     -            -       465,665           -         -         -            (f)           (f)
         North Augusta, South Carolina    -            -       457,712           -         -         -            (f)           (f)
         Old Fort, North Carolina         -      100,413       457,747           -         -        (f)           (f)           (f)

      KFC Restaurant:
         Deming, New Mexico               -            -             -     389,033         -         -            (f)           (f)

      Quincy's Restaurant:
         Lynchburg, Virginia              -            -       648,972           -         -         -            (f)           (f)
                                                -------- ------------- ----------- --------- ----------

                                                $563,822    $4,562,599  $2,023,431         -         -
                                                ======== ============= =========== ========= ==========

                                                                                                Life on Which
                                                                                               Depreciation in
                                                                     Date                       Latest Income
                                                  Accumulated       of Con-        Date          Statement is
                                                  Depreciation      struction     Acquired         Computed
                                                ----------------   -----------   ----------   -----------------
Property in Which the Partnership
   has a 72.58% Interest as Tenants-
   in-Common and has Invested in
   Under an Operating Lease:

      Black-eyed Pea Restaurant:
         Corpus Christi, Texas                        $46,649          1992        01/97              (b)
                                                ==============

Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

      Burger King Restaurant:
         Denver, Colorado                                  (d)         1992        06/92              (d)

      Denny's Restaurants:
         Orlando, Florida                                  (d)         1992        06/92              (d)
         Abilene, Texas                                    (d)         1992        07/92              (d)
         Kent, Ohio                                        (e)         1987        07/92              (e)
         Cullman, Alabama                                  (e)         1992        09/92              (e)
         Ocean Springs, Mississippi                        (d)         1992        09/92              (d)
         Wadsworth, Ohio                                   (d)         1992        09/92              (d)

      Hardee's Restaurants:
         Dothan, Alabama                                   (d)         1992        09/92              (d)
         Laurens, South Carolina (g)                       (e)         1992        09/92              (e)
         Huntersville, North Carolina                      (d)         1992        09/92              (d)
         North Augusta, South Carolina                     (d)         1992        09/92              (d)
         Old Fort, North Carolina                          (e)         1992        09/92              (e)

      KFC Restaurant:
         Deming, New Mexico                                (d)         1993        09/92              (d)

      Quincy's Restaurant:
         Lynchburg, Virginia                               (d)         1992        09/92              (d)

                            CNL INCOME FUND XI, LTD.
                         (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                                December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996, are summarized as follows:

                                                                                          Accumulated
                                                                        Cost              Depreciation
                                                                  ----------------       --------------
Properties the Partnership has Invested
in Under Operating Leases:

  Balance, December 31, 1995                                           $26,955,605         $1,604,799
  Dispositions                                                            (939,459)           (84,528)
  Depreciation expense                                                          --            476,198
                                                                  ----------------       ------------

  Balance, December 31, 1996                                            26,016,146          1,996,469
  Depreciation expense                                                          --            458,660
                                                                  ----------------       ------------

  Balance, December 31, 1997                                            26,016,146          2,455,129
  Dispositions                                                          (2,461,506)          (309,280)
  Acquisitions                                                             718,930                 --
  Depreciation expense                                                          --            443,936
                                                                  ----------------       ------------

  Balance, December 31, 1998                                           $24,273,570         $2,589,785
                                                                  ================       ============

Property of Joint Venture in Which the
 Partnership has a 76.6% Interest and
 has Invested in Under an Operating
 Lease:

  Balance, December 31, 1995                                           $ 1,114,384         $   84,729
  Depreciation expense                                                          --             26,388
                                                                  ----------------       ------------

  Balance, December 31, 1996                                             1,114,384            111,117
  Depreciation expense                                                          --             26,389
                                                                  ----------------       ------------

  Balance, December 31, 1997                                             1,114,384            137,506
  Depreciation expense                                                          --             26,389
                                                                  ----------------       ------------

  Balance, December 31, 1998                                           $ 1,114,384         $  163,895
                                                                  ================       ============

                            CNL INCOME FUND XI, LTD.
                         (A Florida Limited Partnership)

               NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
               ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                                December 31, 1998

                                                                                     Accumulated
                                                                         Cost       Depreciation
                                                                     -----------    ------------
Property of Joint Venture in Which the Partnership has
a 62.16% Interest and has Invested in Under an
Operating Lease:

  Balance, December 31, 1995                                         $ 1,290,582    $    108,088
  Depreciation expense                                                        --          33,237
                                                                     -----------    ------------

  Balance, December 31, 1996                                           1,290,582         141,325
  Depreciation expense                                                        --          33,237
                                                                     -----------    ------------

  Balance, December 31, 1997                                           1,290,582         174,562
  Depreciation expense                                                        --          33,236
                                                                     -----------    ------------

  Balance, December 31, 1998                                         $ 1,290,582    $    207,798
                                                                     ===========    ============

Property in Which the Partnership has a 72.58% Interest as Tenants-in-common and has Invested in Under an Operating Lease:

  Balance, December 31, 1996                                         $        --    $         --
  Acquisitions                                                         1,441,057              --
  Depreciation Expense                                                        --          22,448
                                                                     -----------    ------------

  Balance, December 31, 1997                                           1,441,057          22,448
  Depreciation expense                                                        --          24,201
                                                                     -----------    ------------

  Balance, December 31, 1998                                         $ 1,441,057    $     46,649
                                                                     ===========    ============

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and its consolidated joint ventures, and the unconsolidated joint ventures for federal income tax purposes was $31,502,465 and $3,846,023, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

                            CNL INCOME FUND XI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) The restaurant on this Property was converted from a Denny's restaurant to a Hardee's restaurant during 1994.

(h) This Property was exchanged for a Burger King Property previously owned and located in Columbus, Ohio during 1998.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund XII, Ltd.

Our audits of the financial statements referred to in our report dated January 27, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 27, 1999

                           CNL INCOME FUND XII, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                 -----------------------------------------------

                  Years Ended December 31, 1998, 1997, and 1996

                                                  Additions                      Deductions
                                       ----------------------------    ----------------------------
                                                                                          Collected
                                                                                          or Deter-
                             Balance at    Charged to    Charged to        Deemed         mined to      Balance
                             Beginning     Costs and       Other          Uncollec-        be Col-      at End
 Year       Description       of Year       Expenses      Accounts          tible         lectible      of Year
---------   -----------      ----------    ----------    ----------      ----------      ----------   ----------
 1996      Allowance for
           doubtful
           accounts (a)      $   39,791    $       --    $   13,041  (b) $   15,678  (c) $   13,759   $   23,395
                             ==========    ==========    ==========      ==========      ==========   ==========

1997       Allowance for
           doubtful
           accounts (a)      $   23,395    $       --    $    1,586  (b) $    8,538  (c) $    8,961   $    7,482
                             ==========    ==========    ==========      ==========      ==========   ==========

1998       Allowance for
           doubtful
           accounts (a)         $ 7,482      $188,990       $36,045  (b)    $    --  (c)    $11,561     $220,956
                             ==========    ==========    ==========      ==========      ==========   ==========

(a)  Deducted from receivables and accrued rental income on the balance sheet.

(b)  Reduction of rental, earned,  and other income.

(c)  Amounts written off as uncollectible.

                            CNL INCOME FUND XII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998


                                                                                                Costs Capitalized
                                                                                                  Subsequent to
                                                                      Initial Cost                 Acquisition
                                                             ----------------------------- --------------------------
                                                Encum-                     Buildings and      Improve-     Carrying
                                                brances         Land       Improvements         ments       Costs
                                            -------------    ----------- ----------------- -------------- -----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Burger King Restaurants:
         Valdosta, Georgia                         -          $238,891         $316,670               -         -
         Natchitoches, Louisiana                   -           152,329                -         489,366         -

      Denny's Restaurants:
         St. Ann, Missouri                         -           338,826                -               -         -
         Phoenix, Arizona                          -           456,306                -               -         -
         Black Mountain, North Carolina            -           260,493                -               -         -
         Blue Springs, Missouri                    -           497,604                -               -         -
         Columbus, Georgia                         -           125,818          314,690               -         -
         Tempe, Arizona                            -           709,275                -               -         -

      Golden Corral Family
         Steakhouse Restaurants:
             Arlington, Texas                      -           711,558        1,159,978               -         -

      Hardee's Restaurants:
         Crossville, Tennessee                     -           290,136          334,350               -         -
         Toccoa, Georgia                           -           208,847                -               -         -
         Columbia, Mississippi                     -           134,810                -               -         -
         Pensacola, Florida                        -           277,236                -               -         -
         Columbia, South Carolina                  -           325,674                -               -         -
         Simpsonville, South Carolina              -           239,494                -               -         -
         Indian Trail, North Carolina              -           298,938                -               -         -
         Clarksville, Georgia                      -           160,478          415,540               -         -

      Jack in the Box Restaurants:
         Spring, Texas                             -           564,164          510,639               -         -
         Houston, Texas                            -           360,617          659,805               -         -
         Arlington, Texas                          -           329,226          716,600               -         -
         Grapevine, Texas                          -           471,367          590,988               -         -
         Rialto, California                        -           524,251          595,226               -         -
         Phoenix, Arizona                          -           294,773          527,466               -         -
         Petaluma, California                      -           534,076          800,780               -         -
         Willis, Texas                             -           569,077          427,381               -         -
         Houston, Texas                            -           368,758          663,022               -         -

                                                        Gross Amount at Which
                                                    Carried at Close of Period (c)
                                             ------------------------------------------                     Date
                                                           Buildings and                   Accumulated     of Con-
                                               Land         Improvements      Total       Depreciation    struction
                                             ----------- ----------------- ------------ ---------------- -----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Burger King Restaurants:
         Valdosta, Georgia                    $238,891        $316,670       $555,561        $56,538        1990
         Natchitoches, Louisiana               152,329         489,366        641,695         94,298        1993

      Denny's Restaurants:
         St. Ann, Missouri                     338,826              (f)       338,826             (f)       1993
         Phoenix, Arizona                      456,306              (f)       456,306             (f)       1993
         Black Mountain, North Carolina        260,493              (f)       260,493             (f)       1992
         Blue Springs, Missouri                497,604              (f)       497,604             (f)       1993
         Columbus, Georgia                     125,818         314,690        440,508         54,182        1980
         Tempe, Arizona                        709,275              (f)       709,275             (f)       1982

      Golden Corral Family
         Steakhouse Restaurants:
             Arlington, Texas                  711,558       1,159,978      1,871,536        234,962        1992

      Hardee's Restaurants:
         Crossville, Tennessee                 290,136         334,350        624,486         67,145        1992
         Toccoa, Georgia                       208,847              (f)       208,847             (f)       1992
         Columbia, Mississippi                 134,810              (f)       134,810             (f)       1991
         Pensacola, Florida                    277,236              (f)       277,236             (f)       1993
         Columbia, South Carolina              325,674              (f)       325,674             (f)       1991
         Simpsonville, South Carolina          239,494              (f)       239,494             (f)       1992
         Indian Trail, North Carolina          298,938              (f)       298,938             (f)       1992
         Clarksville, Georgia                  160,478         415,540        576,018         75,139        1992

      Jack in the Box Restaurants:
         Spring, Texas                         564,164         510,639      1,074,803        101,475        1993
         Houston, Texas                        360,617         659,805      1,020,422        131,117        1993
         Arlington, Texas                      329,226         716,600      1,045,826        142,404        1992
         Grapevine, Texas                      471,367         590,988      1,062,355        117,442        1992
         Rialto, California                    524,251         595,226      1,119,477        118,284        1992
         Phoenix, Arizona                      294,773         527,466        822,239        105,349        1992
         Petaluma, California                  534,076         800,780      1,334,856        159,132        1993
         Willis, Texas                         569,077         427,381        996,458         84,266        1993
         Houston, Texas                        368,758         663,022      1,031,780        130,727        1993

                                                           Life on Which
                                                          Depreciation in
                                                           Latest Income
                                                Date        Statement is
                                              Acquired        Computed
                                             ---------- -------------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Burger King Restaurants:
         Valdosta, Georgia                     08/92            (b)
         Natchitoches, Louisiana               12/92            (b)

      Denny's Restaurants:
         St. Ann, Missouri                     11/92            (d)
         Phoenix, Arizona                      11/92            (d)
         Black Mountain, North Carolina        12/92            (d)
         Blue Springs, Missouri                12/92            (d)
         Columbus, Georgia                     01/93            (g)
         Tempe, Arizona                        02/93            (d)

      Golden Corral Family
         Steakhouse Restaurants:
             Arlington, Texas                  12/92            (b)

      Hardee's Restaurants:
         Crossville, Tennessee                 12/92            (b)
         Toccoa, Georgia                       12/92            (d)
         Columbia, Mississippi                 01/93            (d)
         Pensacola, Florida                    03/93            (d)
         Columbia, South Carolina              05/93            (d)
         Simpsonville, South Carolina          06/93            (d)
         Indian Trail, North Carolina          07/93            (d)
         Clarksville, Georgia                  07/93            (b)

      Jack in the Box Restaurants:
         Spring, Texas                         01/93            (b)
         Houston, Texas                        01/93            (b)
         Arlington, Texas                      01/93            (b)
         Grapevine, Texas                      01/93            (b)
         Rialto, California                    01/93            (b)
         Phoenix, Arizona                      01/93            (b)
         Petaluma, California                  01/93            (b)
         Willis, Texas                         02/93            (b)
         Houston, Texas                        02/93            (b)

                            CNL INCOME FUND XII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998


                                                                                                Costs Capitalized
                                                                                                  Subsequent to
                                                                      Initial Cost                 Acquisition
                                                             ----------------------------- --------------------------
                                                Encum-                     Buildings and      Improve-     Carrying
                                                brances        Land        Improvements         ments       Costs
                                            -------------    ----------- ----------------- -------------- -----------
      KFC Restaurant:
         Las Cruces, New Mexico                    -           175,905                -               -         -

      Long John Silver's Restaurants:
         Clarksville, Tennessee                    -           166,283                -               -         -
         Morganton, North Carolina (m)             -           321,675          342,524               -         -
         Statesville, North Carolina               -           240,870          334,643               -         -
         El Paso, Texas                            -           314,270                -               -         -
         Tucson, Arizona                           -           277,378          245,385               -         -
         Asheville, North Carolina                 -           213,536                -               -         -

      Quincy's Restaurant:
         Albany, Georgia                           -           378,547                -               -         -

      Shoney's Restaurants:
         Bradenton, Florida                        -           455,986                -               -         -
         Winter Haven, Florida                     -           475,084                -               -         -

      Sports Rock Cafe Restaurant:
         Tempe, Arizona                            -           121,831          620,527          55,000         -
                                                         --------------- ----------------- -------------- -----------

                                                           $12,584,387       $9,576,214        $544,366          -
                                                         =============== ================= ============== ===========

Property of Joint Venture in Which
   the Partnership has an 18.61%
   Interest and has Invested in Under
   an Operating Lease:

      Jack in the Box Restaurant:
         Des Moines, Washington                    -          $322,726         $791,658               -          -
                                                         =============== ================= ============== ===========

Property of Joint Venture in Which
   the Partnership has a 31.13%
   Interest and has Invested in Under
   an Operating Lease:

      Denny's Restaurant:
         Kingsville, Texas (j)                     -          $171,061                -         $99,128         -
                                                         =============== ================= ============== ===========

Property of Joint Venture in


                                                         Gross Amount at Which
                                                     Carried at Close of Period (c)
                                              ------------------------------------------                     Date
                                                            Buildings and                   Accumulated     of Con-
                                                Land         Improvements      Total       Depreciation    struction
                                              ----------- ----------------- ------------ ---------------- ----------
      KFC Restaurant:
         Las Cruces, New Mexico                 175,905              (f)       175,905             (f)       1990

      Long John Silver's Restaurants:
         Clarksville, Tennessee                 166,283              (f)       166,283             (f)       1993
         Morganton, North Carolina (m)          321,675         342,524        664,199          8,099        1993
         Statesville, North Carolina            240,870         334,643        575,513          7,877        1993
         El Paso, Texas                         314,270              (f)       314,270             (f)       1993
         Tucson, Arizona                        277,378         245,385        522,763         44,864        1992
         Asheville, North Carolina              213,536              (f)       213,536             (f)       1993

      Quincy's Restaurant:
         Albany, Georgia                        378,547              (f)       378,547             (f)       1991

      Shoney's Restaurants:
         Bradenton, Florida                     455,986              (f)       455,986             (f)       1993
         Winter Haven, Florida                  475,084              (f)       475,084             (f)       1993

      Sports Rock Cafe Restaurant:
         Tempe, Arizona                         121,831         675,527        797,358         61,799        1988
                                          --------------- ----------------- ------------ ----------------

                                            $12,584,387     $10,120,580     22,704,967     $1,795,099
                                          =============== ================= ============ ================

Property of Joint Venture in Which
   the Partnership has an 18.61%
   Interest and has Invested in Under
   an Operating Lease:

      Jack in the Box Restaurant:
         Des Moines, Washington                $322,726       $791,658      $1,114,384       $163,895        1992
                                          =============== ================= ============ ================

Property of Joint Venture in Which
   the Partnership has a 31.13%
   Interest and has Invested in Under
   an Operating Lease:

      Denny's Restaurant:
         Kingsville, Texas (j)                 $270,189              (f)      $270,189             (f)       1988
                                          ===============                   ============

Property of Joint Venture in


                                                             Life on Which
                                                            Depreciation in
                                                             Latest Income
                                                  Date        Statement is
                                                Acquired        Computed
                                              ----------- -------------------
      KFC Restaurant:
         Las Cruces, New Mexico                  03/93            (d)

      Long John Silver's Restaurants:
         Clarksville, Tennessee                  03/93            (d)
         Morganton, North Carolina (m)           04/93            (i)
         Statesville, North Carolina             04/93            (i)
         El Paso, Texas                          06/93            (d)
         Tucson, Arizona                         07/93            (b)
         Asheville, North Carolina               08/93            (d)

      Quincy's Restaurant:
         Albany, Georgia                         12/92            (d)

      Shoney's Restaurants:
         Bradenton, Florida                      12/92            (d)
         Winter Haven, Florida                   05/93            (d)

      Sports Rock Cafe Restaurant:
         Tempe, Arizona                          04/93            (h)





Property of Joint Venture in Which
   the Partnership has an 18.61%
   Interest and has Invested in Under
   an Operating Lease:

      Jack in the Box Restaurant:
         Des Moines, Washington                  12/92            (b)


Property of Joint Venture in Which
   the Partnership has a 31.13%
   Interest and has Invested in Under
   an Operating Lease:

      Denny's Restaurant:
         Kingsville, Texas (j)                   10/92            (d)


Property of Joint Venture in

                            CNL INCOME FUND XII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998


                                                                                                Costs Capitalized
                                                                                                  Subsequent to
                                                                      Initial Cost                 Acquisition
                                                             ----------------------------- --------------------------
                                                Encum-                     Buildings and      Improve-     Carrying
                                                brances         Land       Improvements         ments       Costs
                                            -------------    ----------- ----------------- -------------- -----------
   Which the Partnership has a 87.54%
   Interest and has Invested in Under
   an Operating Lease:

      Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio              -          $521,571                -               -         -
                                                             ===========     ============   ============= ===========

Property of Joint Venture in
   Which the Partnership has a
   27.72% Interest in Under an
   Operating Lease:

      Arby's Restaurant:
         Columbus, Ohio                            -          $406,976                -        $468,726         -
                                                             ===========     ============   ============= ===========

Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

      Denny's Restaurants:
         Phoenix, Arizona                          -                 -                -         467,545         -
         St. Ann, Missouri                         -                 -                -         324,340         -
         Black Mountain, North Carolina            -                 -          696,851               -         -
         Blue Springs, Missouri                    -                 -                -         485,945         -
         Cleveland, Tennessee                      -           158,300          510,479               -         -
         Tempe, Arizona                            -                 -                -         491,258         -
         Amherst, Ohio                             -           127,672          169,928         316,796         -

      Hardee's Restaurants:
         Toccoa, Georgia                           -                 -          437,938               -         -
         Fultondale, Alabama                       -           173,016                -         636,480         -
         Poplarville, Mississippi                  -           138,020                -         444,485         -
         Columbia, Mississippi                     -                 -          367,836               -         -
         Pensacola, Florida                        -                 -                -         450,193         -
         Columbia, South Carolina                  -                 -          452,333               -         -
         Simpsonville, South Carolina              -                 -          517,680               -         -
         Indian Trail, North Carolina              -                 -          496,110               -         -


                                                       Gross Amount at Which
                                                   Carried at Close of Period (c)
                                            ------------------------------------------                     Date
                                                          Buildings and                   Accumulated     of Con-
                                              Land         Improvements      Total       Depreciation    struction
                                            ----------- ----------------- ------------ ---------------- ----------
   Which the Partnership has a 87.54%
   Interest and has Invested in Under
   an Operating Lease:

      Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio        $521,571              (f)      $521,571             (f)       1995
                                            ===========                   ============

Property of Joint Venture in
   Which the Partnership has a
   27.72% Interest in Under an
   Operating Lease:

      Arby's Restaurant:
         Columbus, Ohio                      $406,976        $468,726       $875,702             (l)         (k)
                                            ===========   =============   ============

Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

      Denny's Restaurants:
         Phoenix, Arizona                           -              (f)            (f)            (d)       1993
         St. Ann, Missouri                          -              (f)            (f)            (d)       1993
         Black Mountain, North Carolina             -              (f)            (f)            (d)       1992
         Blue Springs, Missouri                     -              (f)            (f)            (d)       1993
         Cleveland, Tennessee                      (f)             (f)            (f)            (e)       1992
         Tempe, Arizona                             -              (f)            (f)            (d)       1982
         Amherst, Ohio                             (f)             (f)            (f)            (e)       1987

      Hardee's Restaurants:
         Toccoa, Georgia                            -              (f)            (f)            (d)       1992
         Fultondale, Alabama                       (f)             (f)            (f)            (e)       1993
         Poplarville, Mississippi                  (f)             (f)            (f)            (e)       1993
         Columbia, Mississippi                      -              (f)            (f)            (d)       1991
         Pensacola, Florida                         -              (f)            (f)            (d)       1993
         Columbia, South Carolina                   -              (f)            (f)            (d)       1991
         Simpsonville, South Carolina               -              (f)            (f)            (d)       1992
         Indian Trail, North Carolina               -              (f)            (f)            (d)       1992

                                                           Life on Which
                                                          Depreciation in
                                                           Latest Income
                                                Date        Statement is
                                              Acquired        Computed
                                            ----------- -------------------
   Which the Partnership has a 87.54%
   Interest and has Invested in Under
   an Operating Lease:

      Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio          05/96            (d)


Property of Joint Venture in
   Which the Partnership has a
   27.72% Interest in Under an
   Operating Lease:

      Arby's Restaurant:
         Columbus, Ohio                        08/98            (l)


Properties the Partnership has
   Invested in Under Direct
   Financing Leases:

      Denny's Restaurants:
         Phoenix, Arizona                      11/92            (d)
         St. Ann, Missouri                     11/92            (d)
         Black Mountain, North Carolina        12/92            (d)
         Blue Springs, Missouri                12/92            (d)
         Cleveland, Tennessee                  12/92            (e)
         Tempe, Arizona                        02/93            (d)
         Amherst, Ohio                         07/93            (e)

      Hardee's Restaurants:
         Toccoa, Georgia                       12/92            (d)
         Fultondale, Alabama                   12/92            (e)
         Poplarville, Mississippi              01/93            (e)
         Columbia, Mississippi                 01/93            (d)
         Pensacola, Florida                    03/93            (d)
         Columbia, South Carolina              05/93            (d)
         Simpsonville, South Carolina          06/93            (d)
         Indian Trail, North Carolina          07/93            (d)

                            CNL INCOME FUND XII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998


                                                                                                Costs Capitalized
                                                                                                  Subsequent to
                                                                      Initial Cost                 Acquisition
                                                             ----------------------------- --------------------------
                                                Encum-                     Buildings and      Improve-     Carrying
                                                brances        Land        Improvements         ments       Costs
                                            -------------    ----------- ----------------- -------------- -----------
      KFC Restaurant:
         Las Cruces, New Mexico                    -                 -          224,790               -         -

      Long John Silver's Restaurants:
         Murfreesboro, Tennessee                   -           174,746          555,186               -         -
         Clarksville, Tennessee                    -                 -          422,539               -         -
         El Paso, Texas                            -                 -                -         371,286         -
         Chattanooga, Tennessee                    -           142,627          584,320               -         -
         Asheville, North Carolina                 -                 -          493,303               -         -


      Quincy's Restaurant:
         Albany, Georgia                           -                 -          880,338               -         -

      Shoney's Restaurants:
         Bradenton, Florida                        -                 -                -         596,374         -
         Winter Haven, Florida                     -                 -                -         758,986         -
                                                             -----------   --------------  -------------- -----------

                                                              $914,381       $6,809,631      $5,343,688         -
                                                             ===========   ==============  ============== ===========

Property of Joint Venture in Which
   the Partnership has a 59.05%
   Interest and has Invested in Under
   a Direct Financing Lease:

      Hardee's Restaurant:
         Williston, Florida                        -          $150,143                -        $499,071         -
                                                             ===========   ==============  ============== ===========

Property of Joint Venture in Which
   the Partnership has a 31.13%
   Interest and has Invested in
   Under a Direct Financing Lease:

      Denny's Restaurant:
         Kingsville, Texas                         -                 -                -        $535,489         -
                                                             ===========   ==============  ============== ===========

Property of Joint Venture in Which
   the Partnership has an 87.54%
   Interest and has Invested in Under
   a Direct Financing Lease:

                                                        Gross Amount at Which
                                                    Carried at Close of Period (c)
                                             ------------------------------------------                     Date
                                                           Buildings and                   Accumulated     of Con-
                                               Land         Improvements      Total       Depreciation    struction
                                            ------------ ----------------- ------------ ---------------- ----------
      KFC Restaurant:
         Las Cruces, New Mexico                      -              (f)            (f)            (d)       1990

      Long John Silver's Restaurants:
         Murfreesboro, Tennessee                    (f)             (f)            (f)            (e)       1989
         Clarksville, Tennessee                      -              (f)            (f)            (d)       1993
         El Paso, Texas                              -              (f)            (f)            (d)       1993
         Chattanooga, Tennessee                     (f)             (f)            (f)            (e)       1993
         Asheville, North Carolina                   -              (f)            (f)            (d)       1993


      Quincy's Restaurant:
         Albany, Georgia                             -              (f)            (f)            (d)       1991

      Shoney's Restaurants:
         Bradenton, Florida                          -              (f)            (f)            (d)       1993
         Winter Haven, Florida                       -              (f)            (f)            (d)       1993



Property of Joint Venture in Which
   the Partnership has a 59.05%
   Interest and has Invested in Under
   a Direct Financing Lease:

      Hardee's Restaurant:
         Williston, Florida                         (f)             (f)            (f)            (e)       1993


Property of Joint Venture in Which
   the Partnership has a 31.13%
   Interest and has Invested in
   Under a Direct Financing Lease:

      Denny's Restaurant:
         Kingsville, Texas                           -              (f)            (f)            (d)       1988


Property of Joint Venture in Which
   the Partnership has an 87.54%
   Interest and has Invested in Under
   a Direct Financing Lease:


                                                           Life on Which
                                                          Depreciation in
                                                           Latest Income
                                                Date        Statement is
                                              Acquired        Computed
                                            ----------- -------------------
      KFC Restaurant:
         Las Cruces, New Mexico                03/93            (d)

      Long John Silver's Restaurants:
         Murfreesboro, Tennessee               02/93            (e)
         Clarksville, Tennessee                03/93            (d)
         El Paso, Texas                        06/93            (d)
         Chattanooga, Tennessee                07/93            (e)
         Asheville, North Carolina             08/93            (d)


      Quincy's Restaurant:
         Albany, Georgia                       12/92            (d)

      Shoney's Restaurants:
         Bradenton, Florida                    12/92            (d)
         Winter Haven, Florida                 05/93            (d)



Property of Joint Venture in Which
   the Partnership has a 59.05%
   Interest and has Invested in Under
   a Direct Financing Lease:

      Hardee's Restaurant:
         Williston, Florida                    12/92            (e)


Property of Joint Venture in Which
   the Partnership has a 31.13%
   Interest and has Invested in
   Under a Direct Financing Lease:

      Denny's Restaurant:
         Kingsville, Texas                     10/92            (d)


Property of Joint Venture in Which
   the Partnership has an 87.54%
   Interest and has Invested in Under
   a Direct Financing Lease:


                            CNL INCOME FUND XII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998


                                                                                                Costs Capitalized
                                                                                                  Subsequent to
                                                                      Initial Cost                 Acquisition
                                                             ----------------------------- --------------------------
                                                Encum-                     Buildings and      Improve-     Carrying
                                                brances        Land        Improvements         ments       Costs
                                            -------------    ----------- ----------------- -------------- -----------
      Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio              -                 -       $1,357,288               -         -
                                                             =========== ================= ============== ===========

                                                       Gross Amount at Which
                                                   Carried at Close of Period (c)
                                            ------------------------------------------                     Date
                                                          Buildings and                   Accumulated     of Con-
                                              Land         Improvements      Total       Depreciation    struction
                                            ----------- ----------------- ------------ ---------------- ----------
      Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio               -              (f)            (f)            (d)       1995


                                                           Life on Which
                                                          Depreciation in
                                                           Latest Income
                                                Date        Statement is
                                              Acquired        Computed
                                            ----------- -------------------
      Golden Corral Family
         Steakhouse Restaurant:
             Middleburg Heights, Ohio          05/96            (d)

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997, and 1996, are summarized as follows:

                                                                                     Accumulated
                                                                        Cost         Depreciation
                                                                  ----------------  ---------------
Properties the Partnership has Invested in Under
Operating Leases:
  Balance, December 31, 1995                                       $    23,248,199   $      939,415
  Disposition                                                           (1,764,391)        (109,036)
  Reclassified to operating lease                                          742,358               --
  Depreciation expense                                                          --          313,319
                                                                  ----------------  ---------------

  Balance, December 31, 1996                                            22,226,166        1,143,698
  Additional costs capitalized                                              55,000               --
  Depreciation expense                                                          --          317,189
                                                                  ----------------  ---------------

  Balance, December 31, 1997                                            22,281,166        1,460,887
  Reclassified to operating lease                                        1,019,673               --
  Dispositions                                                            (595,872)          (7,949)
  Depreciation expense (m)                                                      --          342,161
                                                                  ----------------  ---------------

  Balance, December 31, 1998                                       $    22,704,967   $    1,795,099
                                                                  ================  ===============

Property of Joint Venture in Which the Partnership has
 an 18.61% Interest and has Invested in Under an
 Operating  Lease:
  Balance, December 31, 1995                                       $     1,114,384   $       84,729
  Depreciation expense                                                          --           26,389
                                                                  ----------------  ---------------

  Balance, December 31, 1996                                             1,114,384          111,118
  Depreciation expense                                                          --           26,390
                                                                  ----------------  ---------------

  Balance, December 31, 1997                                             1,114,384          137,508
  Depreciation expense                                                          --           26,387
                                                                  ----------------  ---------------

  Balance, December 31, 1998                                       $     1,114,384   $      163,895
                                                                  ================  ===============

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                                   Accumulated
                                                                      Cost        Depreciation
                                                                 -------------   -------------
Property of Joint Venture in Which the Partnership
has a 27.72% Interest and has Invested in Under
an Operating Lease:
  Balance, December 31, 1997                                      $         --    $         --
  Acquisition                                                          875,502              --
  Depreciation expense (l)                                                  --              --
                                                                 -------------   -------------

  Balance, December 31, 1998                                      $    875,702    $         --
                                                                 =============   =============

Property of Joint Venture in Which the Partnership has
 a 31.13% Interest and has Invested in Under an
 Operating Lease:
  Balance, December 31, 1995                                      $    270,189    $         --
  Depreciation expense (d)                                                  --              --
                                                                 -------------   -------------

  Balance, December 31, 1996                                           270,189              --
  Depreciation expense (d)                                                  --              --
                                                                 -------------   -------------

  Balance, December 31, 1997                                           270,189              --
  Depreciation expense (d)                                                  --              --
                                                                 -------------   -------------

  Balance, December 31, 1998                                      $    270,189    $         --
                                                                 =============   =============

Property of Joint Venture in Which the Partnership has
 an 87.54% Interest and has Invested in Under an
 Operating Lease:
  Balance, December 31, 1995                                      $         --    $         --
  Acquisition                                                          521,571              --
  Depreciation expense (d)                                                  --              --
                                                                 -------------   -------------

  Balance, December 31, 1996                                           521,571              --
  Depreciation expense (d)                                                  --              --
                                                                 -------------   -------------

  Balance, December 31, 1997                                           521,571              --
  Depreciation expense (d)                                                  --              --
                                                                 -------------   -------------

  Balance, December 31, 1998                                      $    521,571    $         --
                                                                 =============   =============

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $35,828,091 and $5,272,142, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(g) Effective January 1994, the lease for this Property was amended, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of January 1, 1994, and depreciated over its remaining estimated life of approximately 29 years.

(h) Effective July 1996, the lease for this Property terminated, resulting in the lease being reclassified as an operating lease. The land and building were recorded at net book value as of July 1, 1996, and the building is being depreciated over its remaining estimated life of approximately 27 years.

(i) Effective June 1998, the lease for this property was amended, resulting in a reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of June 14, 1998, and depreciated over its remaining estimated life of approximately 25 years.

(j) For financial reporting purposes, the undepreciated cost of the Property in Kingsville, Florida, was written down to net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on land and net investment in direct financing lease in the amount of $316,113 during 1998. The impairment at December 31, 1998, represents the difference between the Property's carrying value and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on land and building.

(k)    Scheduled for completion in 1999.

(l) Property was not placed in service as of December 31, 1998; therefore no depreciation was taken.

                           CNL INCOME FUND XII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


(m) For financial reporting purposes the undepreciated cost of the Property in Morganton, North Carolina, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on building in the amount of $206,535 at December 31, 1998. The tenant of this Property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund XIII, Ltd.

Our audits of the financial statements referred to in our report dated February 1, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
February 1, 1999

                           CNL INCOME FUND XIII, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                 -----------------------------------------------

                 Years Ended December 31, 1998, 1997, and 1996

                                                         Additions                      Deductions
                                               -----------------------------   -----------------------------
                                                                                                 Collected
                                                                                                 or Deter-
                                 Balance at      Charged to     Charged to        Deemed         mined to        Balance
                                 Beginning       Costs and        Other          Uncollec-        be Col-        at End
  Year        Description         of Year         Expenses       Accounts          tible         lectible        of Year
--------    ---------------   --------------   ------------   --------------   -------------   -------------   -----------
  1996       Allowance for
             doubtful
             accounts (a)      $     49,747    $        --     $   173,721 (b)  $       -- (c)   $       --     $  223,468
                               ============    ===========     ===========      ==========       ==========     ==========

  1997       Allowance for
             doubtful
             accounts (a)      $    223,468    $        --     $        -- (b)  $  223,468 (c)   $       --     $       --
                               ============    ===========     ===========      ==========       ==========     ==========

  1998       Allowance for
             doubtful
             accounts (a)      $         --    $        --     $       532 (b)  $       -- (c)   $       --     $      532
                               ============    ===========     ===========      ==========       ==========     ==========

     (a) Deducted from receivables and accrued rental income on the balance sheet.

     (b)  Reduction of rental, earned and other income.

     (c)  Amounts written off as uncollectible.

                           CNL INCOME FUND XIII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                           Costs Capitalized
                                                                             Subsequent To             Gross Amount at Which
                                                      Initial Cost            Acquisition          Carried at Close of Period (c)
                                                ------------------------- --------------------- ------------------------------------
                                       Encum-               Buildings and  Improve-   Carrying             Buildings and
                                       brances    Land      Improvements     ments     Costs       Land     Improvements     Total
                                      --------- ---------- -------------- ---------- ---------- ---------- --------------- ---------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Burger King Restaurants:
         Cincinnati, Ohio                 -      $256,901       $669,537          -       -      $256,901     $669,537      $926,438
         Dayton, Ohio                     -       211,835        771,616          -       -       211,835      771,616       983,451
         Lafayette, Indiana               -       247,183        723,304          -       -       247,183      723,304       970,487
         Pineville, Louisiana             -       174,843        618,815          -       -       174,843      618,815       793,658

      Checkers Drive-In Restaurants:
         Houston, Texas                   -       445,389              -          -       -       445,389            -       445,389
         Port Richey, Florida             -       380,055              -          -       -       380,055            -       380,055
         Pensacola, Florida               -       280,409              -          -       -       280,409            -       280,409
         Orlando, Florida                 -       424,323              -          -       -       424,323            -       424,323
         Boca Raton, Florida              -       501,416              -          -       -       501,416            -       501,416
         Venice, Florida                  -       374,675              -          -       -       374,675            -       374,675
         Woodstock, Georgia               -       386,638              -          -       -       386,638            -       386,638
         Lakeland, Florida                -       326,175              -          -       -       326,175            -       326,175

      Denny's Restaurants:
         Peoria, Arizona                  -       460,107              -          -       -       460,107           (f)      460,107
         Mesa, Arizona                    -       530,494              -    540,983       -       530,494      540,983     1,071,477

      Golden Corral Family
         Steakhouse Restaurants:
         Dallas, Texas                    -       611,589      1,071,838          -       -       611,589    1,071,838     1,683,427
         San Antonio, Texas               -       625,527        964,122          -       -       625,527      964,122     1,589,649
         Panama City, Florida             -       617,016              -  1,103,437       -       617,016    1,103,437     1,720,453

      Hardee's  Restaurants:
         Ashland, Alabama                 -       197,336        417,418          -       -       197,336      417,418       614,754
         Bloomingdale, Tennessee          -       160,149        424,977          -       -       160,149      424,977       585,126
         Blytheville, Arkansas            -       164,004              -          -       -       164,004           (f)      164,004
         Chapin, South Carolina           -       218,639        460,364          -       -       218,639      460,364       679,003
         Kingsport, Tennessee             -       204,516              -          -       -       204,516           (f)      204,516
         Opelika, Alabama                 -       240,363        412,621          -       -       240,363      412,621       652,984
         Spartanburg, South Carolina      -       226,815        431,574          -       -       226,815      431,574       658,389
                                                                                              Life on Which
                                                                                             Depreciation in
                                                                     Date                     Latest Income
                                                 Accumulated       of Con-        Date        Statement is
                                                Depreciation      struction     Acquired        Computed
                                               --------------    -----------   ----------   ----------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Burger King Restaurants:
         Cincinnati, Ohio                         $121,067           1988         07/93            (b)
         Dayton, Ohio                              139,525           1988         07/93            (b)
         Lafayette, Indiana                        130,789           1989         07/93            (b)
         Pineville, Louisiana                      111,895           1990         07/93            (b)

      Checkers Drive-In Restaurants:
         Houston, Texas                                 (g)           -           03/94            (g)
         Port Richey, Florida                           (g)           -           03/94            (g)
         Pensacola, Florida                             (g)           -           03/94            (g)
         Orlando, Florida                               (g)           -           03/94            (g)
         Boca Raton, Florida                            (g)           -           03/94            (g)
         Venice, Florida                                (g)           -           03/94            (g)
         Woodstock, Georgia                             (g)           -           10/94            (g)
         Lakeland, Florida                              (g)           -           04/95            (g)

      Denny's Restaurants:
         Peoria, Arizona                                 -           1994         10/93            (d)
         Mesa, Arizona                              83,667           1994         12/93            (b)

      Golden Corral Family
         Steakhouse Restaurants:
         Dallas, Texas                             200,957           1991         05/93            (b)
         San Antonio, Texas                        179,529           1993         06/93            (b)
         Panama City, Florida                      176,424           1994         11/93            (b)

      Hardee's  Restaurants:
         Ashland, Alabama                           75,478           1992         07/93            (b)
         Bloomingdale, Tennessee                    76,845           1992         07/93            (b)
         Blytheville, Arkansas                           -           1991         07/93            (d)
         Chapin, South Carolina                     83,244           1993         07/93            (b)
         Kingsport, Tennessee                            -           1992         07/93            (d)
         Opelika, Alabama                           74,611           1992         07/93            (b)
         Spartanburg, South Carolina                78,038           1993         07/93            (b)

                           CNL INCOME FUND XIII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                        Costs Capitalized
                                                                          Subsequent To               Gross Amount at Which
                                                   Initial Cost            Acquisition            Carried at Close of Period (c)
                                            -------------------------- --------------------- ---------------------------------------
                                    Encum-               Buildings and  Improve-   Carrying               Buildings and
                                    brances     Land     Improvements     ments     Costs       Land      Improvements      Total
                                    ------- ----------- -------------- ----------- --------- ------------ -------------- -----------
  Jack in the Box Restaurants:
     Sacramento, California            -        323,929     601,054             -       -        323,929       601,054       924,983
     Houston, Texas                    -        315,842     590,708             -       -        315,842       590,708       906,550
     Houston, Texas                    -        368,409     567,115             -       -        368,409       567,115       935,524
     Arlington, Texas                  -        404,752     592,173             -       -        404,752       592,173       996,925

  Lions Choice Restaurant:
     Overland Park, Kansas             -        452,691           -             -       -        452,691            (f)      452,691

  Long John Silver's Restaurants:
     Penn Hills, Pennsylvania          -        292,370           -             -       -        292,370            (f)      292,370
     Philadelphia, Pennsylvania (j)    -        274,580           -       504,838       -        274,580       504,838       779,418
     Arlington, Texas                  -        362,939           -             -       -        362,939            (f)      362,939
     Johnstown, Pennsylvania           -        254,412           -             -       -        254,412            (f)      254,412
     Orlando, Florida                  -        299,696     139,676             -       -        299,696       139,676       439,372
     Austin, Texas                     -        463,937           -             -       -        463,937            (f)      463,937

  Steak & Shake Restaurant:
     Tampa, Florida                    -        372,748           -       360,090       -        372,748       360,090       732,838

  Wendy's Old Fashioned Hamburger
     Restaurant:
     Salisbury, Maryland               -        290,195     641,710             -       -        290,195       641,710       931,905
                                            ----------- ------------  ----------- --------  ------------ -------------- ------------

                                            $12,742,897 $10,098,622    $2,509,348       -    $12,742,897   $12,607,970   $25,350,867
                                            =========== ============  =========== ========  ============ ============== ============

Property of Joint Venture in
   Which the Partnership has
   a 50% Interest and has
   Invested in Under an
   Operating Lease:

      Hardee's Restaurant:
         Attalla, Alabama              -       $196,274    $434,428             -       -       $196,274      $434,428      $630,702
                                            =========== ============  =========== ========  ============ ============== ============

                                                                                              Life on Which
                                                                                             Depreciation in
                                                                     Date                     Latest Income
                                                 Accumulated       of Con-        Date        Statement is
                                                Depreciation      struction     Acquired        Computed
                                               --------------    -----------   ----------   ----------------
  Jack in the Box Restaurants:
     Sacramento, California                         110,330          1992         06/93            (b)
     Houston, Texas                                 106,867          1993         07/93            (b)
     Houston, Texas                                 102,702          1992         07/93            (b)
     Arlington, Texas                               107,078          1993         08/93            (b)

  Lions Choice Restaurant:
     Overland Park, Kansas                                -          1993         12/93            (d)

  Long John Silver's Restaurants:
     Penn Hills, Pennsylvania                             -          1993         07/93            (d)
     Philadelphia, Pennsylvania (j)                  11,064          1993         07/93            (i)
     Arlington, Texas                                     -          1993         08/93            (d)
     Johnstown, Pennsylvania                              -          1993         08/93            (d)
     Orlando, Florida                                23,943          1983         11/93            (b)
     Austin, Texas                                        -          1993         12/93            (d)

  Steak & Shake Restaurant:
     Tampa, Florida                                   7,805          1994         12/93            (d)

  Wendy's Old Fashioned Hamburger
     Restaurant:
     Salisbury, Maryland                            105,766          1993         01/94            (b)
                                            ----------------

                                                 $2,107,624
                                            ================

Property of Joint Venture in
   Which the Partnership has
   a 50% Interest and has
   Invested in Under an
   Operating Lease:

      Hardee's Restaurant:
         Attalla, Alabama                           $73,118          1993         11/93            (b)
                                            ================

                           CNL INCOME FUND XIII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                       Costs Capitalized
                                                                          Subsequent To               Gross Amount at Which
                                                     Initial Cost          Acquisition            Carried at Close of Period (c)
                                               ----------------------- --------------------- ---------------------------------------
                                       Encum-           Buildings and  Improve-     Carrying              Buildings and
                                       brances  Land    Improvements     ments       Costs      Land      Improvements      Total
                                       ------- -------- -------------- ----------- --------- -----------  -------------- -----------
Property in Which the Partnership
   has a 66.13% Interest as Tenants-
   In-Common and has Invested in
   Under an Operating Lease:

      Arby's Restaurant:
         Arvada, Colorado                 -    $260,439    $545,126             -         -     $260,439       $545,126    $805,565
                                               ======== ============   ==========  ========= =========== =============== ===========

Property of Joint Venture in
   Which the Partnership has a
   27.8% Interest and has
   Invested in Under an
   Operating Lease:

      Denny's Restaurant:
         Salem, Ohio                      -    $131,762           -             -         -     $131,762             (f)   $131,762
                                               ======== ============   ==========  ========= =========== =============== ===========

Property in Which the Partnership
   has a 63.09% Interest as Tenants-
   In-Common and has Invested in
   Under an Operating Lease:

      Burger King Restaurant:
         Akron, Ohio (h)                  -    $355,595    $517,030             -         -     $355,595       $517,030    $872,625
                                               ======== ============   ==========  ========= =========== =============== ===========

Property in Which the Partnership
   has a 47.83% Interest as Tenants-
   in-Common and has Invested
   in Under an Operating Lease:

      Chevy's Fresh Mex Restaurant:
         Smithfield, North Carolina       -    $976,357    $974,016             -         -     $976,357       $974,016  $1,950,373
                                               ======== ============   ==========  ========= =========== =============== ===========

Properties the Partnership has
   Invested in Under Direct
   Financing Leases

      Denny's Restaurant
         Peoria, Arizona                  -           -           -      $613,090         -            -             (f)         (f)


                                                                                              Life on Which
                                                                                             Depreciation in
                                                                     Date                     Latest Income
                                                 Accumulated       of Con-        Date        Statement is
                                                Depreciation      struction     Acquired        Computed
                                               --------------    -----------   ----------   ----------------
Property in Which the Partnership
   has a 66.13% Interest as Tenants-
   In-Common and has Invested in
   Under an Operating Lease:

      Arby's Restaurant:
         Arvada, Colorado                            $77,712         1994        09/94             (b)
                                                 ============

Property of Joint Venture in
   Which the Partnership has a
   27.8% Interest and has
   Invested in Under an
   Operating Lease:

      Denny's Restaurant:
         Salem, Ohio                                       -        1991         03/95             (d)
                                                 ============

Property in Which the Partnership
   has a 63.09% Interest as Tenants-
   In-Common and has Invested in
   Under an Operating Lease:

      Burger King Restaurant:
         Akron, Ohio (h)                             $33,221        1970         01/97             (b)
                                                 ============

Property in Which the Partnership
   has a 47.83% Interest as Tenants-
   in-Common and has Invested
   in Under an Operating Lease:

      Chevy's Fresh Mex Restaurant:
         Smithfield, North Carolina                  $32,556        1995         12/97             (b)
                                                 ============

Properties the Partnership has
   Invested in Under Direct
   Financing Leases

      Denny's Restaurant
         Peoria, Arizona                                  (d)       1994         10/93             (d)

                           CNL INCOME FUND XIII, LTD.
                         (A Florida Limited Partnership)

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------

                                December 31, 1998

                                                                       Costs Capitalized
                                                                         Subsequent To         Gross Amount at Which
                                                    Initial Cost          Acquisition       Carried at Close of Period (c)
                                                --------------------- --------------------  --------------------------------
                                       Encum-            Buildings and   Improve-  Carrying          Buildings and
                                       brances    Land   Improvements     ments      Costs    Land    Improvements   Total
                                       -------- -------- ------------ ----------- --------  -------- ------------- ---------
      Hardee's Restaurants
         Blytheville, Arkansas            -            -    450,014            -      -          -           (f)       (f)
         Huntingdon, Tennessee            -      100,836    427,932            -      -         (f)          (f)       (f)
         Kingsport, Tennessee             -            -    484,785            -      -          -           (f)       (f)
         Parsons, Tennessee               -      101,332    409,671            -      -         (f)          (f)       (f)
         Trenton, Tennessee               -      147,232    442,640            -      -         (f)          (f)       (f)

      Jack in the Box Restaurant:
         Cleburne, Texas                  -      145,890    496,797            -      -         (f)          (f)       (f)

      Lion's Choice Restaurant:
         Overland Park, Kansas            -            -    611,694            -      -          -           (f)       (f)

      Long John Silver's Restaurants:
         Penn Hills, Pennsylvania         -            -          -      387,086      -          -           (f)       (f)
         Arlington, Texas                 -            -    449,369            -      -          -           (f)       (f)
         Johnstown, Pennsylvania          -            -          -      427,552      -          -           (f)       (f)
         Austin, Texas                    -            -    517,109            -      -          -           (f)       (f)


      Quincy's Restaurant:
         Mount Airy, North Carolina       -      212,852    827,991            -      -         (f)          (f)       (f)
                                                -------- -----------  ----------- ------

                                                $708,142 $5,118,002   $1,427,728      -
                                                ======== ===========  =========== ======

Property of Joint Venture in
   Which the Partnership has a
   27.8% Interest and has Invested
   in Under Direct Financing Lease:

      Denny's Restaurant:
         Salem, Ohio                      -            -   $371,836            -      -          -           (f)       (f)
                                                ======== ===========  =========== ======


                                                                                              Life on Which
                                                                                             Depreciation in
                                                                     Date                     Latest Income
                                                 Accumulated       of Con-        Date        Statement is
                                                Depreciation      struction     Acquired        Computed
                                               --------------    -----------   ----------   ----------------
      Hardee's Restaurants
         Blytheville, Arkansas                           (d)         1991         07/93                 (d)
         Huntingdon, Tennessee                           (e)         1992         07/93                 (e)
         Kingsport, Tennessee                            (d)         1992         07/93                 (d)
         Parsons, Tennessee                              (e)         1992         07/93                 (e)
         Trenton, Tennessee                              (e)         1992         07/93                 (e)

      Jack in the Box Restaurant:
         Cleburne, Texas                                 (e)         1988         11/93                 (e)

      Lion's Choice Restaurant:
         Overland Park, Kansas                           (d)         1993         12/93                 (d)

      Long John Silver's Restaurants:
         Penn Hills, Pennsylvania                        (d)         1993         07/93                 (d)
         Arlington, Texas                                (d)         1993         08/93                 (d)
         Johnstown, Pennsylvania                         (d)         1993         08/93                 (d)
         Austin, Texas                                   (d)         1993         12/93                 (d)


      Quincy's Restaurant:
         Mount Airy, North Carolina                      (e)         1992         07/93                 (e)





Property of Joint Venture in
   Which the Partnership has a
   27.8% Interest and has Invested
   in Under Direct Financing Lease:

      Denny's Restaurant:
         Salem, Ohio                                     (d)         1991         03/95                 (d)

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1998


(a) Transactions in real estate and accumulated depreciation during 1998, 1997, and 1996 are summarized as follows:

                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Properties the Partnership has Invested
          in Under Operating Leases:

              Balance, December 31, 1995                     $        25,363,129   $            914,452
              Disposition                                               (444,604)                    --
              Depreciation expense                                            --                391,434
                                                             -------------------   --------------------

              Balance, December 31, 1996                              24,918,525              1,305,886
              Dispositions                                              (432,587)                    --
              Depreciation expense                                            --                391,434
                                                             -------------------   --------------------

              Balance, December 31, 1997                              24,485,938              1,697,320
              Reclassified from net investment in
                direct financing lease                                   864,929                (11,536)
              Depreciation expense                                            --                421,840
                                                             -------------------   --------------------

              Balance, December 31, 1998 (j)                 $        25,350,867   $          2,107,624
                                                             ===================   ====================

        Properties of Joint Venture in Which the
          Partnership has  a 50% Interest and has
          Invested in Under Operating Leases:

              Balance, December 31, 1995                     $           630,702   $             29,675
              Depreciation expense                                            --                 14,481
                                                             -------------------   --------------------

              Balance, December 31, 1996                                 630,702                 44,156
              Depreciation expense                                           --                  14,482
                                                             -------------------   --------------------

              Balance, December 31, 1997                                 630,702                 58,638
              Depreciation expense                                            --                 14,480
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           630,702   $             73,118
                                                             ===================   ====================

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998


                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Properties in Which the Partnership has a
          66.13% Interest as Tenants-in-Common
          and has Invested in Under Operating
          Leases:

              Balance, December 31, 1995                     $           805,565   $             23,199
              Depreciation expense                                            --                 18,171
                                                             -------------------   --------------------

              Balance, December 31, 1996                                 805,565                 41,370
              Depreciation expense                                            --                 18,171
                                                             -------------------   --------------------

              Balance, December 31, 1997                                 805,565                 59,541
              Depreciation expense                                            --                 18,171
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           805,565   $             77,712
                                                             ===================   ====================


        Property of Joint Venture in Which the
          Partnership has a 27.8% Interest and has Invested in Under Direct Financing
          Leases:

              Balance, December 31, 1995                     $           131,762   $                 --
              Depreciation expense (d)                                        --                     --
                                                             -------------------   --------------------

              Balance, December 31, 1996                                 131,762                     --
              Depreciation expense (d)                                        --                     --
                                                             -------------------   --------------------

              Balance, December 31, 1997                                 131,762                     --
              Depreciation expense (d)                                        --                     --
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           131,762   $                 --
                                                             ===================   ====================

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998

                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Properties in Which the Partnership has
          a 63.09% Interest as Tenants-in-Common
          and has Invested in Under an Operating
          Lease:

              Balance, December 31, 1996                     $                --   $                 --
              Acquisition                                                872,625                     --
              Depreciation expense                                            --                 15,898
                                                             -------------------   --------------------

              Balance, December 31, 1997                                 872,625                 15,898
              Depreciation expense                                            --                 17,323
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           872,625   $             33,221
                                                             ===================   ====================

        Properties in Which the Partnership has a 47.83% Interest as Tenants-in-Common has Invested in Under an Operating
          Lease:

              Balance, December 31, 1996                     $                --   $                 --
              Acquisition                                              1,950,373                     --
              Depreciation expense                                            --                     89
                                                             -------------------   --------------------

              Balance, December 31, 1997                               1,950,373                     89
              Depreciation expense                                            --                 32,467
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $         1,950,373   $             32,556
                                                             ===================   ====================

     (b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

     (c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and joint ventures (including the Property owned as tenants-in-common) for federal income tax purposes was $32,712,921 and $4,767,863, respectively. All of the leases are treated as operating leases for federal income tax purposes.

     (d) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

                          CNL INCOME FUND XIII, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998


     (e) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

     (f) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

     (g) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

     (h) During the year ended December 31, 1997, the Partnership and an affiliate as tenants-in-common, purchased land and building from CNL BB Corp., an affiliate of the General Partners, for an aggregate cost of $872,625.

     (i) Effective June 1998, the lease for this property was terminated, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of June 11, 1998 and will be depreciated over its remaining estimated life of approximately 26 years.

     (j) For financial reporting purposes, the undepreciated cost of the Property in Philadelphia, Pennsylvania, was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on building in the amount of $297,885 at December 31, 1998. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the General Partners' estimate of the net realizable value of the Property based on an anticipated sales price of this Property to an interested and unrelated third party. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund XIV, Ltd.

Our audits of the financial statements referred to in our report dated January 22, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 22, 1999

                            CNL INCOME FUND XIV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 1998


                                                                                        Costs Capitalized
                                                                                          Subsequent To
                                                               Initial Cost               Acquisition
                                                      ----------------------------  ------------------------
                                            Encum-                   Buildings and   Improve-      Carrying
                                            brances       Land       Improvements      ments         Costs
                                           ---------  ------------  --------------  ------------  ----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

     Bennigan's Restaurant:
        Fayetteville, North Carolina           -         $605,712               -             -           -

     Burger King Restaurant:
        Alliance, Ohio                         -          210,290               -             -           -

     Checkers Drive-In Restaurants:
        Boynton Beach, Florida                 -          501,606               -             -           -
        Chamblee, Georgia                      -          332,737               -             -           -
        Delray Beach, Florida                  -          193,110               -             -           -
        Foley, Alabama                         -          197,821               -             -           -
        Houston, Texas                         -          335,232               -             -           -
        Huntsville, Alabama                    -          362,907               -             -           -
        Kansas City, Missouri                  -          225,071               -             -           -
        Marietta, Georgia                      -          332,418               -             -           -
        Merriam, Kansas                        -          305,896               -             -           -
        Norcross, Georgia                      -          474,262               -             -           -
        Orlando, Florida                       -          559,646               -             -           -
        Pensacola, Florida                     -          296,726               -             -           -
        Suwannee, Georgia                      -          269,643               -             -           -
        St. Petersburg, Florida                -          338,396               -             -           -
        Coral Springs, Florida                 -          421,221               -             -           -

     Denny's Restaurants:
        Albemarle, North Carolina              -          202,363         447,278             -           -
        Bullhead City, Arizona                 -          282,086         623,778       152,416           -
        Topeka, Kansas                         -          420,446               -             -           -
        Tempe, Arizona                         -          881,047               -             -           -
                                               -
     El Ranchito Restaurant:
        Albemarle,
            North Carolina (j)                 -          214,623         370,149             -           -


                                                      Gross Amount at Which
                                                   Carried at Close of Period (c)
                                           ---------------------------------------------                      Date
                                                           Buildings and                     Accumulated      of Con-
                                                Land       Improvements       Total          Depreciation    struction
                                           --------------  --------------  -------------  -----------------  ---------
Properties the Partnership
  has Invested in Under
  Operating Leases:

     Bennigan's Restaurant:
        Fayetteville, North Carolina            $605,712              (g)      $605,712                 (e)     1983

     Burger King Restaurant:
        Alliance, Ohio                           210,290              (g)       210,290                 (e)     1994

     Checkers Drive-In Restaurants:
        Boynton Beach, Florida                   501,606               -        501,606                 (d)      -
        Chamblee, Georgia                        332,737               -        332,737                 (d)      -
        Delray Beach, Florida                    193,110               -        193,110                 (d)      -
        Foley, Alabama                           197,821               -        197,821                 (d)      -
        Houston, Texas                           335,232               -        335,232                 (d)      -
        Huntsville, Alabama                      362,907               -        362,907                 (d)      -
        Kansas City, Missouri                    225,071               -        225,071                 (d)      -
        Marietta, Georgia                        332,418               -        332,418                 (d)      -
        Merriam, Kansas                          305,896               -        305,896                 (d)      -
        Norcross, Georgia                        474,262               -        474,262                 (d)      -
        Orlando, Florida                         559,646               -        559,646                 (d)      -
        Pensacola, Florida                       296,726               -        296,726                 (d)      -
        Suwannee, Georgia                        269,643               -        269,643                 (d)      -
        St. Petersburg, Florida                  338,396               -        338,396                 (d)      -
        Coral Springs, Florida                   421,221               -        421,221                 (d)      -

     Denny's Restaurants:
        Albemarle, North Carolina                202,363         447,278        649,641             78,437      1992
        Bullhead City, Arizona                   282,086         776,194      1,058,280            130,780      1988
        Topeka, Kansas                           420,446              (g)       420,446                 (e)     1994
        Tempe, Arizona                           881,047              (g)       881,047                 (e)     1994

     El Ranchito Restaurant:
        Albemarle,
            North Carolina (j)                   214,623         370,149        584,772              7,836      1994

                                                        Life on Which
                                                       Depreciation in
                                                        Latest Income
                                              Date       Statement is
                                           Acquired        Computed
                                           ---------   ----------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

     Bennigan's Restaurant:
        Fayetteville, North Carolina         10/98            (e)

     Burger King Restaurant:
        Alliance, Ohio                       07/94            (e)

     Checkers Drive-In Restaurants:
        Boynton Beach, Florida               03/94            (d)
        Chamblee, Georgia                    03/94            (d)
        Delray Beach, Florida                03/94            (d)
        Foley, Alabama                       03/94            (d)
        Houston, Texas                       03/94            (d)
        Huntsville, Alabama                  03/94            (d)
        Kansas City, Missouri                03/94            (d)
        Marietta, Georgia                    03/94            (d)
        Merriam, Kansas                      03/94            (d)
        Norcross, Georgia                    03/94            (d)
        Orlando, Florida                     03/94            (d)
        Pensacola, Florida                   03/94            (d)
        Suwannee, Georgia                    03/94            (d)
        St. Petersburg, Florida              03/95            (d)
        Coral Springs, Florida               03/95            (d)

     Denny's Restaurants:
        Albemarle, North Carolina            09/93            (b)
        Bullhead City, Arizona               09/93            (b)
        Topeka, Kansas                       10/93            (e)
        Tempe, Arizona                       11/93            (e)

     El Ranchito Restaurant:
        Albemarle,
            North Carolina (j)               04/94            (j)

                            CNL INCOME FUND XIV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 1998

                                                                                        Costs Capitalized
                                                                                          Subsequent To
                                                               Initial Cost               Acquisition
                                                      ----------------------------  ------------------------
                                            Encum-                   Buildings and   Improve-      Carrying
                                            brances       Land       Improvements      ments         Costs
                                           ---------  ------------  --------------  ------------  ----------
     East Side Mario's Restaurant:
        Columbus, Ohio                         -          698,046               -     1,019,581           -

     Golden Corral Family
        Steakhouse Restaurants:
        Burlington, North Carolina             -          931,962               -       975,218           -
        Wilson, North Carolina                 -          415,390               -       833,156           -
        Greeley, Colorado                      -          303,170               -       965,024           -

     Hardee's  Restaurants:
        Franklin, Tennessee                    -          201,441         423,569             -           -
        Nashville, Tennessee                   -          315,087               -             -           -
        Nashville, Tennessee                   -          296,341         485,974             -           -
        Batesville, Mississippi                -          186,404         453,720             -           -
        Jacksonville, Florida                  -          385,903         409,773             -           -

     Jack in the Box Restaurants:
        Mesquite, Texas                        -          449,442         528,882             -           -
        Plano, Texas                           -          423,092         467,253             -           -
        Farmers Branch, Texas                  -          465,235         525,470             -           -
        Fort Worth, Texas                      -          297,688         551,394             -           -
        Fort Worth, Texas                      -          257,393         419,245             -           -

     Long John Silver's Restaurants:
        Apopka, Florida                        -          320,435               -             -           -
        Houston, Texas                         -          411,403               -             -           -
        Stockbridge, Georgia (j)               -          295,839         476,053             -           -
        Houston, Texas                         -          342,971               -             -           -
        Marion, Ohio                           -          321,032               -             -           -
        Las Vegas, Nevada (i)                  -          520,884         582,175             -           -
        Shelby, North Carolina (k)(m)          -          147,088         508,676             -           -

     Shoney's Restaurant:
        Akron, Ohio (h)                        -          246,431         805,793             -           -
                                                      ------------  --------------  ------------  ----------

                                                      $16,195,936      $8,079,182    $3,945,395           -
                                                      ============  ==============  ============  ==========
                                                      Gross Amount at Which
                                                   Carried at Close of Period (c)
                                           ---------------------------------------------
                                                           Buildings and                     Accumulated
                                                Land       Improvements       Total          Depreciation
                                           --------------  --------------  -------------  -----------------
     East Side Mario's Restaurant:
        Columbus, Ohio                           698,046       1,019,581      1,717,627            140,732

     Golden Corral Family
        Steakhouse Restaurants:
        Burlington, North Carolina               931,962         975,218      1,907,180            162,625
        Wilson, North Carolina                   415,390         833,156      1,248,546            144,553
        Greeley, Colorado                        303,170         965,024      1,268,194            130,344

     Hardee's  Restaurants:
        Franklin, Tennessee                      201,441         423,569        625,010             72,622
        Nashville, Tennessee                     315,087              (g)       315,087                 (e)
        Nashville, Tennessee                     296,341         485,974        782,315             83,321
        Batesville, Mississippi                  186,404         453,720        640,124             76,366
        Jacksonville, Florida                    385,903         409,773        795,676             68,969

     Jack in the Box Restaurants:
        Mesquite, Texas                          449,442         528,882        978,324             90,679
        Plano, Texas                             423,092         467,253        890,345             79,173
        Farmers Branch, Texas                    465,235         525,470        990,705             89,018
        Fort Worth, Texas                        297,688         551,394        849,082             92,453
        Fort Worth, Texas                        257,393         419,245        676,638             71,023

     Long John Silver's Restaurants:
        Apopka, Florida                          320,435              (g)       320,435                 (e)
        Houston, Texas                           411,403              (g)       411,403                 (e)
        Stockbridge, Georgia (j)                 295,839         476,053        771,892             10,097
        Houston, Texas                           342,971              (g)       342,971                 (e)
        Marion, Ohio                             321,032              (g)       321,032                 (e)
        Las Vegas, Nevada (i)                    520,884         582,175      1,103,059             12,411
        Shelby, North Carolina (k)(m)            147,088         508,676        655,764             10,857

     Shoney's Restaurant:
        Akron, Ohio (h)                          246,431         805,793      1,052,224            121,798
                                           --------------  --------------  -------------  -----------------

                                             $16,195,936     $12,024,577    $28,220,513         $1,674,094
                                           ==============  ==============  =============  =================
                                                                    Life on Which
                                                                   Depreciation in
                                            Date                    Latest Income
                                            of Con-       Date       Statement is
                                           struction   Acquired        Computed
                                           ---------   ---------   ----------------
     East Side Mario's Restaurant:
        Columbus, Ohio                        1994       06/94            (b)

     Golden Corral Family
        Steakhouse Restaurants:
        Burlington, North Carolina            1993       10/93            (b)
        Wilson, North Carolina                1993       10/93            (b)
        Greeley, Colorado                     1994       08/94            (b)

     Hardee's  Restaurants:
        Franklin, Tennessee                   1993       11/93            (b)
        Nashville, Tennessee                  1993       11/93            (e)
        Nashville, Tennessee                  1993       11/93            (b)
        Batesville, Mississippi               1993       12/93            (b)
        Jacksonville, Florida                 1993       12/93            (b)

     Jack in the Box Restaurants:
        Mesquite, Texas                       1992       11/93            (b)
        Plano, Texas                          1992       11/93            (b)
        Farmers Branch, Texas                 1988       12/93            (b)
        Fort Worth, Texas                     1992       12/93            (b)
        Fort Worth, Texas                     1983       12/93            (b)

     Long John Silver's Restaurants:
        Apopka, Florida                       1994       03/94            (e)
        Houston, Texas                        1993       03/94            (e)
        Stockbridge, Georgia (j)              1993       03/94            (j)
        Houston, Texas                        1994       04/94            (e)
        Marion, Ohio                          1994       06/94            (e)
        Las Vegas, Nevada (i)                 1994       07/94            (i)
        Shelby, North Carolina (k)(m)         1994       06/94            (k)

     Shoney's Restaurant:
        Akron, Ohio (h)                       1993       10/93            (b)

                            CNL INCOME FUND XIV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 1998

                                                                                        Costs Capitalized
                                                                                          Subsequent To
                                                               Initial Cost               Acquisition
                                                      ----------------------------  ------------------------
                                            Encum-                   Buildings and   Improve-      Carrying
                                            brances       Land       Improvements      ments         Costs
                                           ---------  ------------  --------------  ------------  ----------
Property of Joint Venture in
     Which the Partnership has
     a 50% Interest and has
     Invested in Under an
     Operating Lease:

         Hardee's Restaurant:
            Attalla, Alabama                   -         $196,274        $434,428             -           -
                                                      ============  ==============  ============  ==========
Properties of Joint Venture in
     Which the Partnership has
     a 50% Interest and has
     Invested in Under
     Operating Leases:

         Boston Market Restaurants:
            Murfreesboro, Tennessee            -          398,313               -             -           -
            Matthews, North Carolina           -          409,942         737,391             -           -
            Raleigh, North Carolina            -          518,507         542,919             -           -
            Blaine, Minnesota                  -          253,934         531,509             -           -

         Golden Corral Family
            Steakhouse Restaurant:
            Paris, Texas                       -          303,608         685,064             -           -

         Taco Bell Restaurants:
            Anniston, Alabama                  -          173,395         329,202             -           -
                                                      ------------  --------------  ------------  ----------

                                                       $2,057,699      $2,826,085             -           -
                                                      ============  ==============  ============  ==========
                                                      Gross Amount at Which
                                                   Carried at Close of Period (c)
                                           ---------------------------------------------                      Date
                                                           Buildings and                     Accumulated      of Con-
                                                Land       Improvements       Total          Depreciation    struction
                                           --------------  --------------  -------------  -----------------  ---------
Property of Joint Venture in
     Which the Partnership has
     a 50% Interest and has
     Invested in Under an
     Operating Lease:

         Hardee's Restaurant:
            Attalla, Alabama                    $196,274        $434,428       $630,702            $73,118      1993
                                           ==============  ==============  =============  =================
Properties of Joint Venture in
     Which the Partnership has
     a 50% Interest and has
     Invested in Under
     Operating Leases:

         Boston Market Restaurants:
            Murfreesboro, Tennessee              398,313               -        398,313                 (d)     1996
            Matthews, North Carolina             409,942         737,391      1,147,333             54,805      1994
            Raleigh, North Carolina              518,507         542,919      1,061,426             40,351      1994
            Blaine, Minnesota                    253,934         531,509        785,443             39,503      1996

         Golden Corral Family
            Steakhouse Restaurant:
            Paris, Texas                         303,608         685,064        988,672             50,916      1996

         Taco Bell Restaurants:
            Anniston, Alabama                    173,395         329,202        502,597             21,694      1993
                                           --------------  --------------  -------------  -----------------

                                              $2,057,699      $2,826,085     $4,883,784           $207,269
                                           ==============  ==============  =============  =================
                                                        Life on Which
                                                       Depreciation in
                                                        Latest Income
                                              Date       Statement is
                                           Acquired        Computed
                                           ---------   ----------------
Property of Joint Venture in
     Which the Partnership has
     a 50% Interest and has
     Invested in Under an
     Operating Lease:

         Hardee's Restaurant:
            Attalla, Alabama                 11/93            (b)

Properties of Joint Venture in
     Which the Partnership has
     a 50% Interest and has
     Invested in Under
     Operating Leases:

         Boston Market Restaurants:
            Murfreesboro, Tennessee          10/96            (d)
            Matthews, North Carolina         10/96            (b)
            Raleigh, North Carolina          10/96            (b)
            Blaine, Minnesota                10/96            (b)

         Golden Corral Family
            Steakhouse Restaurant:
            Paris, Texas                     10/96            (b)

         Taco Bell Restaurants:
            Anniston, Alabama                01/97            (b)

                            CNL INCOME FUND XIV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 1998

                                                                                        Costs Capitalized
                                                                                          Subsequent To
                                                               Initial Cost               Acquisition
                                                      ----------------------------  ------------------------
                                            Encum-                   Buildings and   Improve-      Carrying
                                            brances       Land       Improvements      ments         Costs
                                           ---------  ------------  --------------  ------------  ----------
Property of Joint Venture
     in Which the Partnership
     has a 72.2% Interest and has
     Invested in Under Operating
     Lease:

         Denny's Restaurant:
            Salem, Ohio                        -         $131,762               -             -           -
                                                      ============  ==============  ============  ==========
Property of Joint Venture
     in Which the Partnership
     has a 39.94% Interest and has
     Invested in Under Operating
     Lease:

         Taco Bell Restaurants:
            Kingston, Tennessee                -         $189,452               -      $328,445           -
                                                      ============  ==============  ============  ==========
Property of Joint Venture
     in Which the Partnership
     has a 50% Interest and has
     Invested in Under Operating
     Lease:

         5 & Diner Restaurant:
            Melbourne, Florida                 -         $439,281               -      $603,584           -
                                                      ============  ==============  ============  ==========
Properties the Partnership has
     Invested in Under Direct
     Financing Leases:

         Bennigan's Restaurant:
            Fayetteville, North Carolina       -                -        $931,239             -           -

         Burger King Restaurant:
            Alliance, Ohio                     -                -         535,949             -           -
                                                      Gross Amount at Which
                                                   Carried at Close of Period (c)
                                           ---------------------------------------------                      Date
                                                           Buildings and                     Accumulated      of Con-
                                                Land       Improvements       Total          Depreciation    struction
                                           --------------  --------------  -------------  -----------------  ---------
Property of Joint Venture
     in Which the Partnership
     has a 72.2% Interest and has
     Invested in Under Operating
     Lease:

         Denny's Restaurant:
            Salem, Ohio                         $131,762              (g)      $131,762                 (e)     1991
                                           ==============                  =============
Property of Joint Venture
     in Which the Partnership
     has a 39.94% Interest and has
     Invested in Under Operating
     Lease:

         Taco Bell Restaurants:
            Kingston, Tennessee                 $189,452        $328,445       $517,897            $11,921      1997
                                           ==============  ==============  =============  =================
Property of Joint Venture
     in Which the Partnership
     has a 50% Interest and has
     Invested in Under Operating
     Lease:

         5 & Diner Restaurant:
            Melbourne, Florida                  $439,281        $603,584     $1,042,865               $937      1998
                                           ==============  ==============  =============  =================
Properties the Partnership has
     Invested in Under Direct
     Financing Leases:

         Bennigan's Restaurant:
            Fayetteville, North Carolina              (g)             (g)            (g)                (e)     1983

         Burger King Restaurant:
            Alliance, Ohio                             -              (g)            (g)                (e)     1994
                                                        Life on Which
                                                       Depreciation in
                                                        Latest Income
                                              Date       Statement is
                                           Acquired        Computed
                                           ---------   ----------------
Property of Joint Venture
     in Which the Partnership
     has a 72.2% Interest and has
     Invested in Under Operating
     Lease:

         Denny's Restaurant:
            Salem, Ohio                      03/95            (e)

Property of Joint Venture
     in Which the Partnership
     has a 39.94% Interest and has
     Invested in Under Operating
     Lease:

         Taco Bell Restaurants:
            Kingston, Tennessee              11/97            (b)

Property of Joint Venture
     in Which the Partnership
     has a 50% Interest and has
     Invested in Under Operating
     Lease:

         5 & Diner Restaurant:
            Melbourne, Florida               04/98            (b)

Properties the Partnership has
     Invested in Under Direct
     Financing Leases:

         Bennigan's Restaurant:
            Fayetteville, North Carolina     10/98            (e)

         Burger King Restaurant:
            Alliance, Ohio                   07/94            (e)

                            CNL INCOME FUND XIV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 1998


                                                                                        Costs Capitalized
                                                                                          Subsequent To
                                                               Initial Cost               Acquisition
                                                      ----------------------------  ------------------------
                                            Encum-                   Buildings and   Improve-      Carrying
                                            brances       Land       Improvements      ments         Costs
                                           ---------  ------------  --------------  ------------  ----------
         Denny's Restaurants:
             Winslow, Arizona                  -          199,767         788,202             -           -
             Topeka, Kansas                    -                -               -       489,014           -
             Tempe, Arizona                    -                -               -       585,382           -

         Hardee's Restaurants:
             Nashville, Tennessee              -                -         553,400             -           -

         Jack in the Box Restaurant:
             Shreveport, Louisiana             -          240,811         848,338             -           -

         Long John Silver's Restaurants:
             Apopka, Florida                   -                -         506,493             -           -
             Houston, Texas                    -                -         449,633             -           -
             Laruens, South Carolina           -           96,752         386,284             -           -
             Houston, Texas                    -                -         508,497             -           -
             Marion, Ohio                      -                -         463,504             -           -
                                                      ------------  --------------  ------------  ----------

                                                         $537,330      $5,971,539    $1,074,396           -
                                                      ============  ==============  ============  ==========
Property of Joint Venture in
     Which the Partnership has a
     72.2% Interest and has Invested
     in Under a Direct Financing Lease:

         Denny's Restaurant:
             Salem, Ohio                       -                -               -      $371,836           -
                                                      ============  ==============  ============  ==========
                                                      Gross Amount at Which
                                                   Carried at Close of Period (c)
                                           ---------------------------------------------                      Date
                                                           Buildings and                     Accumulated      of Con-
                                                Land       Improvements       Total          Depreciation    struction
                                           --------------  --------------  -------------  -----------------  ---------
         Denny's Restaurants:
             Winslow, Arizona                         (g)             (g)            (g)                (f)     1993
             Topeka, Kansas                            -              (g)            (g)                (e)     1994
             Tempe, Arizona                            -              (g)            (g)                (e)     1994

         Hardee's Restaurants:
             Nashville, Tennessee                      -              (g)            (g)                (e)     1993

         Jack in the Box Restaurant:
             Shreveport, Louisiana                    (g)             (g)            (g)                (f)     1993

         Long John Silver's Restaurants:
             Apopka, Florida                           -              (g)            (g)                (e)     1994
             Houston, Texas                            -              (g)            (g)                (e)     1993
             Laruens, South Carolina                  (g)             (g)            (g)                (f)     1994
             Houston, Texas                            -              (g)            (g)                (e)     1994
             Marion, Ohio                              -              (g)            (g)                (e)     1994

Property of Joint Venture in
     Which the Partnership has a
     72.2% Interest and has Invested
     in Under a Direct Financing Lease:

         Denny's Restaurant:
             Salem, Ohio                               -              (g)            (g)                (e)     1991
                                                        Life on Which
                                                       Depreciation in
                                                        Latest Income
                                              Date       Statement is
                                           Acquired        Computed
                                           ---------   ----------------
         Denny's Restaurants:
             Winslow, Arizona                09/93            (f)
             Topeka, Kansas                  10/93            (e)
             Tempe, Arizona                  11/93            (e)

         Hardee's Restaurants:
             Nashville, Tennessee            11/93            (e)

         Jack in the Box Restaurant:
             Shreveport, Louisiana           11/93            (f)

         Long John Silver's Restaurants:
             Apopka, Florida                 03/94            (e)
             Houston, Texas                  03/94            (e)
             Laruens, South Carolina         03/94            (f)
             Houston, Texas                  04/94            (e)
             Marion, Ohio                    06/94            (e)

Property of Joint Venture in
     Which the Partnership has a
     72.2% Interest and has Invested
     in Under a Direct Financing Lease:

         Denny's Restaurant:
             Salem, Ohio                     03/95            (e)

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996 are summarized as follows:

                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Properties the Partnership has Invested
          in Under Operating Leases:

              Balance, December 31, 1995                     $        26,811,017   $            621,352
              Depreciation expense                                            --                337,181
                                                             -------------------   --------------------

              Balance, December 31, 1996                              26,811,017                958,533
              Depreciation expense                                            --                337,180
              Dispositions                                              (297,579)                    --
                                                             -------------------   --------------------

              Balance, December 31, 1997                              26,513,438              1,295,713
              Acquisitions                                               605,712                     --
              Dispositions                                              (982,778)                    --
              Reclassified from direct financing lease                 2,084,141                     --
              Depreciation expense                                            --                378,381
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $        28,220,513   $          1,674,094
                                                             ===================   ====================

        Property of Joint Venture in Which the
          Partnership has a 50% Interest and has
          Invested in Under an Operating Lease:

              Balance, December 31, 1995                     $           630,702   $             29,675
              Depreciation expense                                            --                 14,482
                                                             -------------------   --------------------

              Balance, December 31, 1996                                 630,702                 44,157
              Depreciation expense                                            --                 14,481
                                                             -------------------   --------------------

              Balance, December 31, 1997                                 630,702                 58,638
              Depreciation expense                                            --                 14,480
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           630,702   $             73,118
                                                             ===================   ====================

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998

                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Properties of Joint Venture in Which
          the Partnership has a 50% Interest and
          has Invested in Under Operating Leases:

              Balance, December 31, 1995                     $         3,175,594   $             26,042
              Dispositions                                            (3,175,594)               (43,711)
              Acquisitions                                             4,404,047                     --
              Depreciation expense                                            --                 37,122
                                                             -------------------   --------------------

              Balance, December 31, 1996                               4,404,047                 19,453
              Acquisitions                                               502,597                     --
              Depreciation expense                                            --                 94,718
                                                             -------------------   --------------------

              Balance, December 31, 1997                               4,906,644                114,171
              Dispositions                                               (22,860)                    --
              Depreciation expense                                            --                 93,098
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $         4,883,784   $            207,269
                                                             ===================   ====================

        Properties of Joint Venture in Which
          the Partnership has a 72.2% Interest and has Invested in Under an Operating Lease:

              Balance, December 31, 1995                     $           131,762   $                 --
              Depreciation expense (e)                                        --                     --
                                                             -------------------   --------------------

              Balance, December 31, 1996                                 131,762                     --
              Depreciation expense (e)                                        --                     --
                                                             -------------------   --------------------

              Balance, December 31, 1997                     $           131,762   $                 --
              Depreciation expense (e)                                        --                     --
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           131,762                     --
                                                             ===================   ====================

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Property of Joint Venture in Which
          the Partnership has a 39.94% Interest and
          has Invested in Under an Operating Lease:

              Balance, December 31, 1996                     $                --   $                 --
              Acquisition                                                512,925                     --
              Depreciation expense                                            --                    984
                                                             -------------------   --------------------

              Balance, December 31, 1997                                 512,925                    984
              Acquisition                                                  4,972                     --
              Depreciation expense                                            --                 10,937
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           517,897   $             11,921
                                                             ===================   ====================

        Property of Joint Venture in Which
          the Partnership has a 50% Interest and
          has Invested in Under an Operating Lease:

              Balance, December 31, 1997                     $                --   $                 --
              Acquisition                                              1,042,865                     --
              Depreciation expense                                            --                    937
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $         1,042,865   $                937
                                                             ===================   ====================

(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years. All of the leases are treated as operating leases for federal income tax purposes.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $34,382,479 and $7,187,628, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(e) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

                           CNL INCOME FUND XIV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998


(g) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(h) Effective August 1994, the lease for this Property was terminated, resulting in the lease being reclassified as an operating lease. The Partnership does not believe this in indicative of an impairment in the carrying value of the Property.

(i) Effective June 1998, the lease for this Property was terminated, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of June 11, 1998 and depreciated over its remaining estimated life of approximately 26 years.

(j) Effective June 1998, the lease for this Property was terminated, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of June 14, 1998 and depreciated over its remaining estimated life of approximately 26 years.

(k) Effective June 1998, the lease for this Property was terminated, resulting in the reclassification of the land and building portions of the lease as an operating lease. The land and building were recorded at original cost and the building is being depreciated over its remaining estimated life of approximately 26 years.

(l) During the year ended December 31, 1998, the Partnership purchased land and building from CNL First Corp., an affiliate of the General Partners, for an aggregate cost of $1,537,000.

(m) For financial reporting purposes the undepreciated cost of the Property in Shelby, Ohio was written down to net realizable value due to an impairment in value. The Partnership recognized the impairment by recording an allowance for loss on building in the amount of $37,155 at December 31, 1998. The tenant of this Property filed for bankruptcy and ceased payment of rents under the terms of its lease agreement. The impairment at December 31, 1998 represents the difference between the Property's carrying value and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund XV, Ltd.

Our audits of the financial statements referred to in our report dated January 27, 1999, except for the second paragraph of Note 10 for which the date is March 11, 1999 and Note 11 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in
Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 27, 1999

                            CNL INCOME FUND XV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                                                      Costs Capitalized
                                                                                                        Subsequent To
                                                                    Initial Cost                         Acquisition
                                                         ------------------------------------   ----------------------------
                                              Encum-                        Buildings and         Improve-        Carrying
                                             brances         Land            Improvements           ments          Costs
                                           -----------   --------------  --------------------   -------------   ------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Checkers Drive-In Restaurants:
         Englewood, Florida                     -             $339,499                     -               -              -
         Marietta, Georgia                      -              432,547                     -               -              -
         Norcross, Georgia                      -              405,256                     -               -              -
         Philadelphia, Pennsylvania             -              417,014                     -               -              -
         St. Petersburg, Florida                -              557,206                     -               -              -
         Stratford, New Jersey                  -              309,370                     -               -              -
         Lake Mary, Florida                     -              614,471                     -               -              -
         Philadelphia, Pennsylvania             -              599,586                     -               -              -
         Winter Garden, Florida                 -              353,799                     -               -              -
         Chamblee, Georgia                      -              427,829                     -               -              -
         Largo, Florida                         -              407,211                     -               -              -
         Seminole, Florida                      -              423,116                     -               -              -
         Orlando, Florida                       -              604,920                     -               -              -
         Bradenton, Florida                     -              215,478                     -               -              -

      Denny's Restaurant:
         Huntsville, Texas                      -              349,266                     -               -              -

      East Side Mario's Restaurant:
         Mentor, Ohio                           -              520,557                     -               -              -

      Golden Corral Family
         Steakhouse Restaurants:
              Aberdeen, North Carolina          -              406,989                     -         849,648              -
              Norman, Oklahoma                  -              763,892                     -         939,205              -
              Augusta, Georgia                  -              766,891                     -       1,124,687              -

      Hardee's  Restaurants:
         Olive Branch, Mississippi              -              209,243                     -               -              -
         Columbia, South Carolina               -              230,268               497,047               -              -
         Pawleys Island, South Carolina         -              307,911               593,997               -              -
         Cookeville, Tennessee                  -              216,335                     -               -              -
         Niceville, Florida                     -              310,511               480,398               -              -


                                                       Gross Amount at Which
                                                   Carried at Close of Period (c)
                                           ----------------------------------------------                    Date
                                                            Buildings and                   Accumulated     of Con-
                                               Land         Improvements        Total       Depreciation   struction
                                           -------------   ---------------   ------------  -------------- -----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Checkers Drive-In Restaurants:
         Englewood, Florida                    $339,499                 -       $339,499             (d)       -
         Marietta, Georgia                      432,547                 -        432,547             (d)       -
         Norcross, Georgia                      405,256                 -        405,256             (d)       -
         Philadelphia, Pennsylvania             417,014                 -        417,014             (d)       -
         St. Petersburg, Florida                557,206                 -        557,206             (d)       -
         Stratford, New Jersey                  309,370                 -        309,370             (d)       -
         Lake Mary, Florida                     614,471                 -        614,471             (d)       -
         Philadelphia, Pennsylvania             599,586                 -        599,586             (d)       -
         Winter Garden, Florida                 353,799                 -        353,799             (d)       -
         Chamblee, Georgia                      427,829                 -        427,829             (d)       -
         Largo, Florida                         407,211                 -        407,211             (d)       -
         Seminole, Florida                      423,116                 -        423,116             (d)       -
         Orlando, Florida                       604,920                 -        604,920             (d)       -
         Bradenton, Florida                     215,478                 -        215,478             (d)       -

      Denny's Restaurant:
         Huntsville, Texas                      349,266                (e)       349,266             (f)     1994

      East Side Mario's Restaurant:
         Mentor, Ohio                           520,557                (e)       520,557             (f)     1995

      Golden Corral Family
         Steakhouse Restaurants:
              Aberdeen, North Carolina          406,989           849,648      1,256,637        120,444      1994
              Norman, Oklahoma                  763,892           939,205      1,703,097        126,685      1994
              Augusta, Georgia                  766,891         1,124,687      1,891,578        150,266      1994

      Hardee's  Restaurants:
         Olive Branch, Mississippi              209,243                (e)       209,243             (f)     1994
         Columbia, South Carolina               230,268           497,047        727,315         78,325      1993
         Pawleys Island, South Carolina         307,911           593,997        901,908         92,517      1992
         Cookeville, Tennessee                  216,335                (e)       216,335             (f)     1992
         Niceville, Florida                     310,511           480,398        790,909         74,868      1993


                                                         Life on Which
                                                         Depreciation in
                                                          Latest Income
                                               Date       Statement is
                                             Acquired       Computed
                                            ----------  ------------------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Checkers Drive-In Restaurants:
         Englewood, Florida                    05/94            (d)
         Marietta, Georgia                     05/94            (d)
         Norcross, Georgia                     05/94            (d)
         Philadelphia, Pennsylvania            05/94            (d)
         St. Petersburg, Florida               05/94            (d)
         Stratford, New Jersey                 05/94            (d)
         Lake Mary, Florida                    07/94            (d)
         Philadelphia, Pennsylvania            08/94            (d)
         Winter Garden, Florida                08/94            (d)
         Chamblee, Georgia                     12/94            (d)
         Largo, Florida                        12/94            (d)
         Seminole, Florida                     12/94            (d)
         Orlando, Florida                      03/95            (d)
         Bradenton, Florida                    03/95            (d)

      Denny's Restaurant:
         Huntsville, Texas                     05/94            (f)

      East Side Mario's Restaurant:
         Mentor, Ohio                          10/94            (f)

      Golden Corral Family
         Steakhouse Restaurants:
              Aberdeen, North Carolina         06/94            (b)
              Norman, Oklahoma                 08/94            (b)
              Augusta, Georgia                 09/94            (b)

      Hardee's  Restaurants:
         Olive Branch, Mississippi             04/94            (f)
         Columbia, South Carolina              04/94            (b)
         Pawleys Island, South Carolina        04/94            (b)
         Cookeville, Tennessee                 04/94            (f)
         Niceville, Florida                    04/94            (b)

                            CNL INCOME FUND XV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                                                     Costs Capitalized
                                                                                                       Subsequent To
                                                                     Initial Cost                       Acquisition
                                                         ------------------------------------   ----------------------------
                                              Encum-                        Buildings and          Improve-       Carrying
                                             brances          Land           Improvements           ments          Costs
                                           -----------   --------------  --------------------   -------------   ------------
Jack in the Box Restaruants
         Woodland Hills, California             -              617,887               406,122               -              -
         Redlands, California                   -              494,336               566,016               -              -
         Altadena, California                   -              501,099               272,441               -              -
         Port Arthur, Texas                     -              426,378               646,811               -              -

      Long John Silver's Restaurants:
         Medina, Ohio (h)                       -              445,614                     -         399,974              -
         Lexington, Kentucky                    -              346,854                     -               -              -
         Jackson, Tennessee                     -              254,023                     -               -              -
         Lancaster, South Carolina (i)          -              221,251                     -         349,162              -
         Albuquerque, New Mexico                -              210,008               311,622               -              -
         Gastonia, North Carolina (h)           -              379,499               439,209               -              -
         Irving, Texas                          -              454,448                     -               -              -
         Lexington, North Carolina (h)          -              274,513                     -         400,384              -
         Neosho, Missouri                       -              171,859                     -               -              -

      Wendy's Old Fashioned
         Hamburgers Restaurants:
              Arlington, Virginia               -              592,918               678,893               -              -
                                                         --------------  --------------------   -------------   ------------

                                                           $15,579,852            $4,892,556      $4,063,060              -
                                                         ==============  ====================   =============   ============

Properties of Joint Venture in Which the
      Partnership has a 50% Interest and
      has Invested in Under an Operating
      Lease:

           Boston Market Restaurants:
              Murfeesboro, Tennessee            -             $398,313                     -               -              -
              Matthews, North Carolina          -              409,942               737,391               -              -
              Raleigh, North Carolina           -              518,507               542,919               -              -
              Blaine, Minnesota                 -              253,934               531,509               -              -

           Golden Corral Family
                Steakhouse Restaurant:
                  Paris, Texas                  -              303,608               685,064               -              -

                                                         Gross Amount at Which
                                                     Carried at Close of Period (c)
                                             ----------------------------------------------                    Date
                                                              Buildings and                   Accumulated     of Con-
                                                 Land         Improvements        Total       Depreciation   struction
                                             -------------   ---------------   ------------  -------------- -----------
      Jack in the Box Restaurants:
         Woodland Hills, California               617,887           406,122      1,024,009         59,908      1988
         Redlands, California                     494,336           566,016      1,060,352         83,494      1988
         Altadena, California                     501,099           272,441        773,540         40,188      1976
         Port Arthur, Texas                       426,378           646,811      1,073,189         91,691      1994

      Long John Silver's Restaurants:
         Medina, Ohio (h)                         445,614           399,974        845,588          8,448      1994
         Lexington, Kentucky                      346,854                (e)       346,854             (f)     1994
         Jackson, Tennessee                       254,023                (e)       254,023             (f)     1994
         Lancaster, South Carolina (i)            221,251           349,162        570,413          7,265      1994
         Albuquerque, New Mexico                  210,008           311,622        521,630         37,267      1976
         Gastonia, North Carolina (h)             379,499           439,209        818,708          9,349      1994
         Irving, Texas                            454,448                (e)       454,448             (f)     1995
         Lexington, North Carolina (h)            274,513           400,384        674,897          8,426      1994
         Neosho, Missouri                         171,859                (e)       171,859             (f)     1994

      Wendy's Old Fashioned
         Hamburgers Restaurants:
              Arlington, Virginia                 592,918           678,893      1,271,811         91,511      1994
                                             -------------   ---------------   ------------  --------------

                                              $15,579,852        $8,955,616    $24,535,468     $1,080,652
                                             =============   ===============   ============  ==============

Properties of Joint Venture in Which the
      Partnership has a 50% Interest and
      has Invested in Under an Operating
      Lease:

           Boston Market Restaurants:
              Murfeesboro, Tennessee             $398,313                 -       $398,313             (d)        -
              Matthews, North Carolina            409,942           737,391      1,147,333         54,805      1994
              Raleigh, North Carolina             518,507           542,919      1,061,426         40,351      1994
              Blaine, Minnesota                   253,934           531,509        785,443         39,503      1996

           Golden Corral Family
                Steakhouse Restaurant:
                  Paris, Texas                    303,608           685,064        988,672         50,916      1996

                                                           Life on Which
                                                          Depreciation in
                                                           Latest Income
                                                Date       Statement is
                                              Acquired       Computed
                                             ----------  -----------------
         Woodland Hills, California             07/94            (b)
         Redlands, California                   07/94            (b)
         Altadena, California                   07/94            (b)
         Port Arthur, Texas                     09/94            (b)

      Long John Silver's Restaurants:
         Medina, Ohio (h)                       06/94            (h)
         Lexington, Kentucky                    06/94            (f)
         Jackson, Tennessee                     06/94            (f)
         Lancaster, South Carolina (i)          07/94            (i)
         Albuquerque, New Mexico                05/95            (b)
         Gastonia, North Carolina (h)           07/94            (h)
         Irving, Texas                          07/94            (f)
         Lexington, North Carolina (h)          07/94            (h)
         Neosho, Missouri                       07/94            (f)

      Wendy's Old Fashioned
         Hamburgers Restaurants:
              Arlington, Virginia               12/94            (b)

Properties of Joint Venture in Which the
      Partnership has a 50% Interest and
      has Invested in Under an Operating
      Lease:

           Boston Market Restaurants:
              Murfeesboro, Tennessee            10/96            (d)
              Matthews, North Carolina          10/96            (b)
              Raleigh, North Carolina           10/96            (b)
              Blaine, Minnesota                 10/96            (b)

           Golden Corral Family
                Steakhouse Restaurant:
                  Paris, Texas                  10/96            (b)

                            CNL INCOME FUND XV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998


                                                                                                     Costs Capitalized
                                                                                                       Subsequent To
                                                                     Initial Cost                       Acquisition
                                                         ------------------------------------   ----------------------------
                                              Encum-                        Buildings and          Improve-       Carrying
                                             brances         Land           Improvements            ments          Costs
                                           -----------   --------------  --------------------   -------------   ------------
           Taco Bell:
              Anniston, Alabama                 -              173,396               329,201               -              -
                                                         --------------  --------------------   -------------   ------------

                                                            $2,057,700            $2,826,084               -              -
                                                         ==============  ====================   =============   ============

Property in Which the Partnership has a
      16% Interest as Tenants-in-Common
      and has Invested in Under an
      Operating Lease:

           Golden Corral Family
              Steakhouse Restaurant:
                   Clinton, North Carolina      -             $138,382              $676,588               -              -
                                                         ==============  ====================   =============   ============

Property in Which the Partnership has a
      15% Interest as Tenants-in-Common
      and has Invested in Under an
      Operating Lease:

           Bennigan's Restaurant:
              Ft. Myers, Florida                -             $638,026                     -               -              -
                                                         ==============  ====================   =============   ============

Properties the Partnership has
      Invested in Under Direct
      Financing Leases:

           Denny's Restaurant:
              Huntsville, Texas                 -                    -                     -        $590,147              -
              Bartlesville, Oklahoma            -              199,747               789,589               -              -

           East Side Mario's Restaurant:
              Mentor, Ohio                      -                    -                     -       1,201,696              -

           Hardee's Restaurants:
              Chester, South Carolina           -              140,016               587,718               -              -
              Cookeville, Tennessee             -                    -               574,511               -              -
              Branch, Mississippi               -                    -               510,712               -              -
              Piney Flats, Tennessee            -              141,724               504,827               -              -


                                                        Gross Amount at Which
                                                     Carried at Close of Period (c)
                                           ----------------------------------------------                    Date
                                                             Buildings and                  Accumulated     of Con-
                                               Land          Improvements        Total      Depreciation   struction
                                           -------------   ---------------   ------------  -------------- -----------
           Taco Bell:
              Anniston, Alabama                 173,396           329,201        502,597         21,694      1993
                                           -------------   ---------------   ------------  --------------

                                             $2,057,700        $2,826,084     $4,883,784       $207,269
                                           =============   ===============   ============  ==============

Property in Which the Partnership has a
      16% Interest as Tenants-in-Common
      and has Invested in Under an
      Operating Lease:

           Golden Corral Family
              Steakhouse Restaurant:
                   Clinton, North Carolina     $138,382          $676,588       $814,970        $66,274      1996
                                           =============   ===============   ============  ==============

Property in Which the Partnership has a
      15% Interest as Tenants-in-Common
      and has Invested in Under an
      Operating Lease:

           Bennigan's Restaurant:
              Ft. Myers, Florida               $638,026                (e)      $638,026             (f)     1982
                                           =============   ===============   ============

Properties the Partnership has
      Invested in Under Direct
      Financing Leases:

           Denny's Restaurant:
              Huntsville, Texas                       -                (e)            (e)            (f)     1994
              Bartlesville, Oklahoma                 (e)               (e)            (e)            (g)     1983

           East Side Mario's Restaurant:
              Mentor, Ohio                            -                (e)            (e)            (f)     1995

           Hardee's Restaurants:
              Chester, South Carolina                (e)               (e)            (e)            (g)     1994
              Cookeville, Tennessee                   -                (e)            (e)            (f)     1992
              Branch, Mississippi                     -                (e)            (e)            (f)     1994
              Piney Flats, Tennessee                 (e)               (e)            (e)            (g)     1993

                                                          Life on Which
                                                         Depreciation in
                                                          Latest Income
                                              Date        Statement is
                                            Acquired        Computed
                                           ----------  ------------------
           Taco Bell:
              Anniston, Alabama               01/97            (b)

Property in Which the Partnership has a
      16% Interest as Tenants-in-Common
      and has Invested in Under an
      Operating Lease:

           Golden Corral Family
              Steakhouse Restaurant:
                   Clinton, North Carolina    01/96            (b)

Property in Which the Partnership has a
      15% Interest as Tenants-in-Common
      and has Invested in Under an
      Operating Lease:

           Bennigan's Restaurant:
              Ft. Myers, Florida              06/98            (f)

Properties the Partnership has
      Invested in Under Direct
      Financing Leases:

           Denny's Restaurant:
              Huntsville, Texas               05/94            (f)
              Bartlesville, Oklahoma          08/95            (g)

           East Side Mario's Restaurant:
              Mentor, Ohio                    10/94            (f)

           Hardee's Restaurants:
              Chester, South Carolina         04/94            (g)
              Cookeville, Tennessee           04/94            (f)
              Branch, Mississippi             04/94            (f)
              Piney Flats, Tennessee          04/94            (g)

                            CNL INCOME FUND XV, LTD.
                         (A Florida Limited Partnership)
             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
             -------------------------------------------------------
                                December 31, 1998

                                                                                                     Costs Capitalized
                                                                                                       Subsequent To
                                                                     Initial Cost                       Acquisition
                                                         ------------------------------------   ----------------------------
                                              Encum-                         Buildings and         Improve-       Carrying
                                             brances          Land           Improvements           ments          Costs
                                           -----------   --------------  --------------------   -------------   ------------
           Long John Silver's Restaurants:
              Jackson, Tennessee                -                    -               459,725               -              -
              Lexington, Kentucky               -                    -                     -         316,937              -
              Neosho, Missouri                  -                    -                     -         403,331              -
              Irving, Texas                     -                    -                     -         414,009              -

           Quincy's Restaurant:
              Greer, South Carolina             -              178,404               849,860               -              -
                                                         --------------  --------------------   -------------   ------------

                                                              $659,891            $4,276,942      $2,926,120              -
                                                         ==============  ====================   =============   ============
Property of Joint Venture in
      Which the Partnership has a
      15% Interest and has Invested
      in Under Direct Financing Lease:

           Bennigan's Restaurant:
              Ft. Myers, Florida                -                    -              $831,741               -              -
                                                         ==============  ====================   =============   ============

                                                        Gross Amount at Which
                                                     Carried at Close of Period (c)
                                           ----------------------------------------------                    Date
                                                            Buildings and                   Accumulated     of Con-
                                               Land         Improvements        Total       Depreciation   struction
                                           -------------   ---------------   ------------  -------------- -----------
              Jackson, Tennessee                      -                (e)            (e)            (f)     1994
              Lexington, Kentucky                     -                (e)            (e)            (f)     1994
              Neosho, Missouri                        -                (e)            (e)            (f)     1994
              Irving, Texas                           -                (e)            (e)            (f)     1995

           Quincy's Restaurant:
              Greer, South Carolina                  (e)               (e)            (e)            (g)     1988

Property of Joint Venture in
      Which the Partnership has a
      15% Interest and has Invested
      in Under Direct Financing Lease:

           Bennigan's Restaurant:
              Ft. Myers, Florida                      -                (e)            (e)            (f)     1982


                                                        Life on Which
                                                       Depreciation in
                                                         Latest Income
                                             Date        Statement is
                                           Acquired        Computed
                                           ---------  ------------------
           Long John Silver's Restaurants:
              Jackson, Tennessee             06/94            (f)
              Lexington, Kentucky            06/94            (f)
              Neosho, Missouri               07/94            (f)
              Irving, Texas                  07/94            (f)

           Quincy's Restaurant:
              Greer, South Carolina          06/94            (g)

Property of Joint Venture in
      Which the Partnership has a
      15% Interest and has Invested
      in Under Direct Financing Lease:

           Bennigan's Restaurant:
              Ft. Myers, Florida             06/98            (f)


                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

       NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
       ----------------------------------------------------------------

                               December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996 are summarized as follows:

                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Properties the Partnership has Invested
          in Under Operating Leases:

              Balance, December 31, 1995                     $        22,946,739   $            310,475
              Depreciation expense                                            --                245,563
                                                             -------------------   --------------------

              Balance, December 31, 1996                              22,946,739                556,038
              Depreciation expense                                            --                245,563
                                                             -------------------   --------------------

              Balance, December 31, 1997                              22,946,739                801,601
              Reclassified from net investment in
                direct financing lease                                 1,588,729                     --
              Depreciation expense                                            --                279,051
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $        24,535,468   $          1,080,652
                                                             ===================   ====================

        Properties of Joint Venture in Which the
          Partnership has a 50% Interest and has Invested in Under Operating Leases:

              Balance, December 31, 1995                     $         3,175,594   $             26,042
              Dispositions                                            (3,175,594)               (43,711)
              Acquisitions                                             4,404,047                     --
              Depreciation expense                                            --                 37,122
                                                             -------------------   --------------------

              Balance, December 31, 1996                               4,404,047                 19,453
              Acquisitions                                               502,597                     --
              Depreciation expense                                            --                 94,718
                                                             -------------------   --------------------

              Balance, December 31, 1997                               4,906,644                114,171
              Dispositions                                               (22,860)                    --
              Depreciation expense                                            --                 93,098
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $         4,883,784   $            207,269
                                                             ===================   ====================

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                           DEPRECIATION - CONTINUED
                           ------------------------

                               December 31, 1998

                                                                                       Accumulated
                                                                    Cost               Depreciation
                                                             -------------------   --------------------
        Property Which the Partnership has a 16%
          Interest as Tenants-in-Common and has
          Invested in Under an Operating Lease:

              Balance, December 31, 1995                     $                --   $                 --
              Acquisition                                                814,970                     --
              Depreciation expense                                            --                 21,168
                                                             -------------------   --------------------

              Balance, December 31, 1996                                 814,970                 21,168
              Depreciation expense                                            --                 22,553
                                                             -------------------   --------------------

              Balance, December 31, 1997                                 814,970                 43,721
              Depreciation expense                                            --                 22,553
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           814,970   $             66,274
                                                             ===================   ====================

        Property Which the Partnership has a 15%
          Interest as Tenants-in-Common and has
          Invested in Under an Operating Lease:

              Balance, December 31, 1997                     $                --   $                 --
              Acquisition                                                638,026                     --
              Depreciation expense (f)                                        --                     --
                                                             -------------------   --------------------

              Balance, December 31, 1998                     $           638,026   $                 --
                                                             ===================   ====================


(b) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(c) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and joint ventures for federal income tax purposes was $32,521,622 and $6,778,303, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(d) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(e) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(f) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

                           CNL INCOME FUND XV, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998


(g) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in the net investment in direct financing leases; therefore, depreciation is not applicable.

(h) Effective June 11, 1998, the lease for this Property was terminated, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of June 11,1998 and depreciated over its remaining estimated life of approximately 26 years.

(i) Effective June 14, 1998, the lease for this Property was terminated, resulting in the reclassification of the building portion of the lease to an operating lease. The building was recorded at net book value as of June 14, 1998 and depreciated over its remaining estimated life of approximately 26 years.

                      Report of Independent Accountants on
                         Financial Statement Schedules



To the Partners
CNL Income Fund XVI, Ltd.

Our audits of the financial statements referred to in our report dated January 26, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, included in this Prospectus also included an audit of the financial statement schedules listed in Item 99.1 of the Exhibits to this Form S-4. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.



/s/ PricewaterhouseCoopers LLP

Orlando, Florida
January 26, 1999

                           CNL INCOME FUND XVI, LTD.
                         (A Florida Limited Partnership)

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                 -----------------------------------------------

                  Years Ended December 31, 1998, 1997, and 1996

                                                    Additions                      Deductions
                                         ----------------------------    ----------------------------
                                                                                            Collected
                                                                                            or Deter-
                               Balance at    Charged to    Charged to        Deemed         mined to     Balance
                               Beginning     Costs and       Other          Uncollec-        be Col-      at End
  Year        Description       of Year       Expenses      Accounts          tible         lectible     of Year
--------    ---------------   ------------  ------------  -----------    ------------    -------------  ---------
1996         Allowance for
             doubtful
             accounts (a)      $     2,962   $        --   $    6,913 (b) $        -- (c) $         --   $  9,875
                              ------------  ------------  -----------    ------------    -------------  ---------

1997         Allowance for
             doubtful
             accounts (a)      $     9,875   $        --   $    7,918 (b) $    16,693 (c) $        221   $    879
                              ------------  ------------  -----------    ------------    -------------  ---------

1998         Allowance for
             doubtful
             accounts (a)      $       879   $        --   $   89,822 (b) $       879 (c) $         --   $ 89,822
                              ------------  ------------  -----------    ------------    -------------  ---------


(a)  Deducted from receivables on the balance sheet.

(b)  Reduction of rental and other income.

(c)  Amounts written off as uncollectible.

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)
            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
            -------------------------------------------------------
                               December 31, 1998

                                                                                                           Costs Capitalized
                                                                                                              Subsequent To
                                                                      Initial Cost                            Acquisition
                                                         -------------------------------------- ----------------------------------
                                               Encum-                          Buildings and         Improve-           Carrying
                                               brances        Land            Improvements             ments             Costs
                                           -------------  ----------------   ------------------ --------------------   -----------
Properties the Partnership
  has Invested in Under
  Operating Leases:

      Arby's Restaurant:
         Indianapolis, Indiana                    -              $315,276             $591,993                    -             -


      Boston Market Restaurants:
         St. Cloud, Minnesota                     -               502,786              645,127                    -             -
         Columbia Heights, Minnesota              -               277,576              725,953                    -             -
         Lawrence, Kansas (i)                     -               343,367              435,813                    -             -


      Checkers Drive-In Restaurants:
         Conyers, Georgia                         -               363,553                    -                    -             -
         Lake Worth, Florida                      -               325,301                    -                    -             -
         Ocala, Florida                           -               289,578                    -                    -             -
         Pompano Beach, Florida                   -               373,491                    -                    -             -
         Tampa, Florida                           -               372,176                    -                    -             -
         Tampa, Florida                           -               221,715                    -                    -             -


      Denny's Restaurants:
         Tucson, Arizona                          -               218,353                    -                    -             -
         Idaho Falls, Idaho                       -               552,186                    -              692,274             -
         Branson, Missouri                        -             1,160,979                    -            1,010,688             -
         Dover, Ohio                              -               266,829                    -                    -             -
         Salina, Kansas                           -               261,154                    -                    -             -
         Moab, Utah                               -               435,927                    -                    -             -
         Mesquite, Texas                          -               403,548              650,659                    -             -
         Temple, Texas                            -               306,866              677,659                    -             -


      Golden Corral Family
         Steakhouse Restaurants:
             Fort  Collins, Colorado               -               566,943                    -            1,122,500             -
             Hickory, North Carolina               -               761,108                    -            1,001,893             -
             Independence, Missouri                -               781,761                    -            1,147,538             -
             Baytown, Texas                        -               446,240                    -              971,766             -
             Rosenburg, Texas                      -               320,133                    -              804,428             -
             Farmington, New Mexico (o)            -               523,584                    -              870,136             -


       IHOP Restaurant:
         Ft. Worth, Texas                          -               364,634              554,302                    -             -




                                                            Gross Amount at Which
                                                         Carried at Close of Period (g)
                                        ------------------------------------------------------------                         Date
                                                                 Buildings and                           Accumulated        of Con-
                                              Land                Improvements          Total            Depreciation      struction
                                        ------------------   ------------------   ------------------   -----------------   ---------


Properties the Partnership
  has Invested in Under
  Operating Leases:

      Arby's Restaurant:
         Indianapolis, Indiana                  $315,276             $591,993             $907,269             $66,511      1978

      Boston Market Restaurants:
         St. Cloud, Minnesota                    502,786              645,127            1,147,913              70,832      1995
         Columbia Heights, Minnesota             277,576              725,953            1,003,529              73,590      1995
         Lawrence, Kansas (i)                    343,367              435,813              779,180              10,430      1997

      Checkers Drive-In Restaurants:
         Conyers, Georgia                        363,553                    -              363,553                  (b)       -
         Lake Worth, Florida                     325,301                    -              325,301                  (b)       -
         Ocala, Florida                          289,578                    -              289,578                  (b)       -
         Pompano Beach, Florida                  373,491                    -              373,491                  (b)       -
         Tampa, Florida                          372,176                    -              372,176                  (b)       -
         Tampa, Florida                          221,715                    -              221,715                  (b)       -

      Denny's Restaurants:
         Tucson, Arizona                         218,353                   (d)             218,353                  (e)     1995
         Idaho Falls, Idaho                      552,186              692,274            1,244,460              81,210      1995
         Branson, Missouri                     1,160,979            1,010,688            2,171,667             102,361      1995
         Dover, Ohio                             266,829                   (d)             266,829                  (e)     1971
         Salina, Kansas                          261,154                   (d)             261,154                  (e)     1995
         Moab, Utah                              435,927                   (d)             435,927                  (e)     1995
         Mesquite, Texas                         403,548              650,659            1,054,207              72,330      1995
         Temple, Texas                           306,866              677,659              984,525              75,332      1975

      Golden Corral Family
         Steakhouse Restaurants:
             Fort  Collins, Colorado             566,943            1,122,500            1,689,443             142,260      1995
             Hickory, North Carolina             761,108            1,001,893            1,763,001             133,677      1994
             Independence, Missouri              781,761            1,147,538            1,929,299             153,110      1994
             Baytown, Texas                      446,240              971,766            1,418,006             121,156      1995
             Rosenburg, Texas                    320,133              804,428            1,124,561              91,909      1995
             Farmington, New Mexico (o)          523,584              870,136            1,393,720              81,119      1996


       IHOP Restaurant:
         Ft. Worth, Texas                        364,634              554,302              918,936              52,178      1994





                                                              Life on Which
                                                              Depreciation in
                                                               Latest Income
                                              Date              Statement is
                                            Acquired              Computed
                                            -----------      -------------------

Properties the Partnership
  has Invested in Under
  Operating Leases:

      Arby's Restaurant:
         Indianapolis, Indiana                08/95                 (c)

      Boston Market Restaurants:
         St. Cloud, Minnesota                 09/95                 (c)
         Columbia Heights, Minnesota          12/95                 (c)
         Lawrence, Kansas (i)                 05/98                 (c)

      Checkers Drive-In Restaurants:
         Conyers, Georgia                     12/94                 (b)
         Lake Worth, Florida                  12/94                 (b)
         Ocala, Florida                       12/94                 (b)
         Pompano Beach, Florida               12/94                 (b)
         Tampa, Florida                       12/94                 (b)
         Tampa, Florida                       12/94                 (b)

      Denny's Restaurants:
         Tucson, Arizona                      10/94                 (e)
         Idaho Falls, Idaho                   01/95                 (c)
         Branson, Missouri                    03/95                 (c)
         Dover, Ohio                          03/95                 (e)
         Salina, Kansas                       04/95                 (e)
         Moab, Utah                           06/95                 (e)
         Mesquite, Texas                      08/95                 (c)
         Temple, Texas                        08/95                 (c)

      Golden Corral Family
         Steakhouse Restaurants:
             Fort  Collins, Colorado          10/94                 (c)
             Hickory, North Carolina          11/94                 (c)
             Independence, Missouri           11/94                 (c)
             Baytown, Texas                   01/95                 (c)
             Rosenburg, Texas                 05/95                 (c)
             Farmington, New Mexico (o)       01/96                 (c)

       IHOP Restaurant:
         Ft. Worth, Texas                     03/96                 (c)

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)
            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                               December 31, 1998


                                                                                                            Costs Capitalized
                                                                                                               Subsequent To
                                                                        Initial Cost                            Acquisition
                                                               -----------------------------------   -------------------------------
                                                Encum-                           Buildings and           Improve-           Carrying
                                                brances            Land           Improvements             ments             Costs
                                            ----------------   --------------   ------------------   --------------------   --------
      Jack in the Box Restaurants:
         Brownsville, Texas                        -               553,671                    -            658,282             -
         Grand Prairie, Texas                      -               439,950                    -            636,524             -
         Rancho Cordova, California                -               401,302              595,722                  -             -
         Temple City, California                   -               744,493              225,404                  -             -
         Texas City, Texas                         -               403,476              568,053                  -             -


      KFC Restaurant:
         Concordia, Missouri                       -               188,759                    -            434,369             -


      Long John Silver's Restaurants:
         Celina, Ohio (l)                          -               109,130                    -            425,145             -
         Charlotte, North Carolina                 -               313,200                    -            415,695             -
         Copperas Cove, Texas                      -               162,000                    -                  -             -
         Kansas City, Missouri                     -               370,204                    -            433,058             -
         Silver City, New Mexico                   -               116,767              183,174                  -             -



      Shoney's Restaurant:
         Las Vegas, Nevada                         -               426,238                    -                  -             -


      Wendy's Old Fashioned
         Hamburgers Restaurant:
            Washington, District of
            Columbia                               -               393,963              567,626                  -             -
                                                             --------------   ------------------   ----------------   -----------


                                                               $15,378,217           $6,421,485        $10,624,296             -
                                                             ==============   ==================   ================   ===========


Property in Which the Partnership
      has an 80.44% Interest as
      Tenants-in-Common and has
      Invested in Under an Operating
      Lease:

           Boston Market Restaurant:
              Fayetteville, North Carolina         -              $377,800             $587,700                  -             -
                                                             ==============   ==================   ================   ===========






                                                             Gross Amount at Which
                                                         Carried at Close of Period (g)
                                            -----------------------------------------------------------                      Date
                                                                     Buildings and                         Accumulated      of Con-
                                                   Land                Improvements          Total         Depreciation    struction
                                            -----------------   ------------------   ------------------   -------------   ----------
      Jack in the Box Restaurants:
         Brownsville, Texas                      553,671              658,282            1,211,953              87,095      1995
         Grand Prairie, Texas                    439,950              636,524            1,076,474              80,205      1995
         Rancho Cordova, California              401,302              595,722              997,024              82,803      1985
         Temple City, California                 744,493              225,404              969,897              31,330      1984
         Texas City, Texas                       403,476              568,053              971,529              78,957      1991


      KFC Restaurant:
         Concordia, Missouri                     188,759              434,369              623,128              45,460      1995


      Long John Silver's Restaurants:
         Celina, Ohio (l)                        109,130              425,145              534,275               7,326      1995
         Charlotte, North Carolina               313,200              415,695              728,895              51,155      1995
         Copperas Cove, Texas                    162,000                   (d)             162,000                  (e)     1994
         Kansas City, Missouri                   370,204              433,058              803,262              54,607      1995
         Silver City, New Mexico                 116,767              183,174              299,941              18,736      1982



      Shoney's Restaurant:
         Las Vegas, Nevada                       426,238                   (d)             426,238                  (e)     1992


      Wendy's Old Fashioned
         Hamburgers Restaurant:
           Washington, District of
           Columbia                              393,963              567,626              961,589              76,513      1983
                                            -------------   ------------------   ------------------   -----------------
                                             $15,378,217          $17,045,781          $32,423,998          $1,942,192
                                            =============   ==================   ==================   =================

Property in Which the Partnership
    has an 80.44% Interest as
    Tenants-in-Common and has
    Invested in Under an Operating
    Lease:

      Boston Market Restaurant:
           Fayetteville, North Carolina         $377,800             $587,700             $965,500             $43,948      1996
                                            =============   ==================   ==================   =================



                                                                 Life on Which
                                                                Depreciation in
                                                                 Latest Income
                                                Date              Statement is
                                               Acquired             Computed
                                            ------------      -------------------

      Jack in the Box Restaurants:
         Brownsville, Texas                    10/94             (c)
         Grand Prairie, Texas                  10/94             (c)
         Rancho Cordova, California            10/94             (c)
         Temple City, California               10/94             (c)
         Texas City, Texas                     10/94             (c)

      KFC Restaurant:
         Concordia, Missouri                   09/95             (c)

      Long John Silver's Restaurants:
         Celina, Ohio (l)                      10/94             (k)
         Charlotte, North Carolina             12/94             (c)
         Copperas Cove, Texas                  12/94             (e)
         Kansas City, Missouri                 12/94             (c)
         Silver City, New Mexico               12/95             (c)


      Shoney's Restaurant:
         Las Vegas, Nevada                     05/95             (e)

      Wendy's Old Fashioned
         Hamburgers Restaurant:
            Washington, District of
            Columbia                           12/94             (c)




Property in Which the Partnership
      has an 80.44% Interest as
      Tenants-in-Common and has
      Invested in Under an Operating
      Lease:

      Boston Market Restaurant:
            Fayetteville, North Carolina       10/96             (c)

                          CNL INCOME FUND XVI, LTD.
                       (A Florida Limited Partnership)
            SCHEDULE III-REAL ESTATE AND ACCUMULATED DEPRECIATION
            -----------------------------------------------------
                              December 31, 1998

                                                                                                                Costs Capitalized
                                                                                                                  Subsequent To
                                                                               Initial Cost                        Acquisition
                                                             -----------------------------------   ---------------------------------
                                                Encum-                           Buildings and           Improve-           Carrying
                                                brances            Land           Improvements             ments             Costs
                                            ----------------   --------------   ------------------   --------------------  ---------
Property in Which the Partnership
      has a 40.42% Interest as Tenants-
      in-Common and has Invested in
      Under an Operating Lease:

           IHOP Restaurant:
              Memphis, Tennessee                   -              $678,890             $825,076                  -             -
                                                             ==============   ==================   ================   ===========



Property of Joint Venture in
      Which the Partnership has a
      32.35% Interest

           Arby's Restaurant:
              Columbus, Ohio                       -              $406,976                    -           $468,725             -
                                                             ==============   ==================   ================   ===========


Properties the Partnership has
      Invested in Under Direct
      Financing Leases:

           Boston Market Restaurant:
              Indianapolis, Indiana (j)            -              $184,014             $577,320                  -             -


           Denny's Restaurants:
              Tucson, Arizona                      -                     -                    -            539,769             -
              Bucyrus, Ohio                        -               139,003              155,194            273,858             -
              Dover, Ohio                          -                     -              200,612            236,270             -
              Salina, Kansas                       -                     -                    -            677,539             -
              Moab, Utah                           -                     -                    -            718,578             -


           Long John Silver's Restaurants:
              Clovis, New Mexico                   -               127,607              425,282                  -             -
              Copperas Cove, Texas                 -                     -              424,319                  -             -


           Shoney's Restaurant:
              Las  Vegas, Nevada                   -                     -              812,466                  -             -
                                                             --------------   ------------------   ----------------   -----------
                                                                  $450,624           $2,595,193         $2,446,014             -
                                                             ==============   ==================   ================   ===========





                                                        Gross Amount at Which
                                                        Carried at Close of Period (g)
                                           ---------------------------------------------------------                        Date
                                                                  Buildings and                           Accumulated      of Con-
                                                Land                Improvements          Total            Depreciation   struction
                                           ---------------   ------------------   ------------------   ----------------- -----------
Property in Which the Partnership
      has a 40.42% Interest as Tenants-
      in-Common and has Invested in
      Under an Operating Lease:

           IHOP Restaurant:
              Memphis, Tennessee             $678,890             $825,076           $1,503,966             $26,642      1997
                                           ===========      ==================   ==================   =================


Property of Joint Venture in
      Which the Partnership has a
      32.35% Interest

           Arby's Restaurant:
              Columbus, Ohio                 $406,976             $468,725             $875,701                  (n)      (m)
                                           ===========   ==================   ==================

Properties the Partnership has
      Invested in Under Direct
      Financing Leases:

           Boston Market Restaurant:
              Indianapolis, Indiana (j)            (d)                  (d)                  (d)                 (f)     1995


           Denny's Restaurants:
              Tucson, Arizona                       -                   (d)                  (d)                 (e)     1995
              Bucyrus, Ohio                        (d)                  (d)                  (d)                 (f)     1973
              Dover, Ohio                           -                   (d)                  (d)                 (e)     1971
              Salina, Kansas                        -                   (d)                  (d)                 (e)     1995
              Moab, Utah                            -                   (d)                  (d)                 (e)     1995


           Long John Silver's Restaurants:
              Clovis, New Mexico                   (d)                  (d)                  (d)                 (f)     1976
              Copperas Cove, Texas                  -                   (d)                  (d)                 (e)     1994


          Shoney's Restaurant:
              Las  Vegas, Nevada                    -                   (d)                  (d)                 (e)     1992



                                                                   Life on Which
                                                                   Depreciation in
                                                                   Latest Income
                                                  Date              Statement is
                                                 Acquired              Computed
                                              ------------      -------------------
Property in Which the Partnership
      has a 40.42% Interest as Tenants-
      in-Common and has Invested in
      Under an Operating Lease:

           IHOP Restaurant:
              Memphis, Tennessee                   01/98                 (c)



Property of Joint Venture in
      Which the Partnership has a
      32.35% Interest

           Arby's Restaurant:
              Columbus, Ohio                       08/98                 (n)


Properties the Partnership has
      Invested in Under Direct
      Financing Leases:

           Boston Market Restaurant:
              Indianapolis, Indiana (j)            05/95                 (f)

           Denny's Restaurants:
              Tucson, Arizona                      10/94                 (e)
              Bucyrus, Ohio                        03/95                 (f)
              Dover, Ohio                          03/95                 (e)
              Salina, Kansas                       04/95                 (e)
              Moab, Utah                           06/94                 (e)

           Long John Silver's Restaurants:
              Clovis, New Mexico                   12/94                 (f)
              Copperas Cove, Texas                 12/94                 (e)

          Shoney's Restaurant:
              Las  Vegas, Nevada                   05/95                 (e)

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

        NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        ----------------------------------------------------------------

                               December 31, 1998



(a) Transactions in real estate and accumulated depreciation during 1998, 1997 and 1996, are summarized as follows:

                                                                                    Accumulated
                                                                       Cost         Depreciation
                                                                  ----------------  ---------------
Properties the Partnership has Invested
in Under Operating Leases:
  Balance, December 31, 1995                                       $    29,465,886   $      325,113
  Acquisitions                                                           3,488,522               --
  Dispositions                                                            (312,499)              --
  Depreciation expense                                                          --          550,447
                                                                  ----------------  ---------------

  Balance, December 31, 1996                                            32,641,909          875,560
  Dispositions                                                            (545,472)              --
  Depreciation expense                                                          --          561,883
                                                                  ----------------  ---------------

  Balance, December 31, 1997                                            32,096,437        1,437,443
  Reclassified from direct financing leases                                534,275               --
  Acquisitions                                                               3,545
  Reimbursement of construction costs (o)                                 (210,259)         (48,611)
  Depreciation expense                                                          --          553,360
                                                                  ----------------  ---------------

  Balance, December 31, 1998                                       $    32,423,998   $    1,942,192
                                                                  ================  ===============

Property in Which the Partnership has an 80.44%
 Interest as Tenants-in-Common and has Invested in Under an Operating Lease:

  Balance, December 31, 1995                                       $            --   $           --
  Acquisition                                                              965,500               --
  Depreciation expense                                                          --            4,768
                                                                  ----------------  ---------------

  Balance, December 31, 1996                                               965,500            4,768
  Depreciation expense                                                          --           19,590
                                                                  ----------------  ---------------

  Balance, December 31, 1997                                               965,500           24,358
  Depreciation expense                                                          --           19,590
                                                                  ----------------  ---------------

  Balance, December 31, 1998                                       $       965,500   $       43,948
                                                                  ================  ===============

                           CNL INCOME FUND XVI, LTD.
                        (A Florida Limited Partnership)

              NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED
              ---------------------------------------------------
                            DEPRECIATION - CONTINUED
                            ------------------------

                               December 31, 1998

                                                                                     Accumulated
                                                                        Cost         Depreciation
                                                                  ----------------  ---------------
Property in Which the Partnership has a 40.42%
Interest as Tenants-in-Common and has Invested in
Under an Operating Lease:
   Balance, December 31, 1997                                      $           --    $         --
   Acquisition                                                          1,503,966              --
   Depreciation expense                                                        --          26,642
                                                                  ----------------  ---------------

   Balance, December 31, 1998                                      $    1,503,966    $     26,642
                                                                  ================  ===============

Property of Joint Venture in Which the Partnership has a 32.35% Interest and has Invested in Under an Operating Lease:

   Balance, December 31, 1997                                      $           --    $         --
   Acquisition                                                            875,701              --
   Depreciation (n)                                                            --              --
                                                                  ----------------  ---------------

   Balance, December 31, 1998                                      $      875,701    $         --
                                                                  ================  ===============

(b) The building portion of this Property is owned by the tenant; therefore, depreciation is not applicable.

(c) Depreciation expense is computed for buildings and improvements based upon estimated lives of 30 years.

(d) For financial reporting purposes, certain components of the lease relating to land and building have been recorded as a direct financing lease. Accordingly, costs relating to these components of this lease are not shown.

(e) For financial reporting purposes, the portion of the lease relating to the building has been recorded as a direct financing lease. The cost of the building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(f) For financial reporting purposes, the lease for the land and building has been recorded as a direct financing lease. The cost of the land and building has been included in net investment in direct financing leases; therefore, depreciation is not applicable.

(g) As of December 31, 1998, the aggregate cost of the Properties owned by the Partnership and the joint venture for federal income tax purposes was $37,887,606 and $3,344,166, respectively. All of the leases are treated as operating leases for federal income tax purposes.

(h) During the years ended December 31, 1996 and 1994, the Partnership, and an affiliate as tenants-in-common, purchased land and buildings from CNL BB Corp., an affiliate of the General Partners, for an aggregate cost of $775,000 and $4,094,922, respectively.

(i) This Property was exchanged for a Boston Market Property previously owned and located in Madison, Tennessee, during 1998.

(j) This Property was exchanged for a Boston Market Property previously owned and located in Chattanooga, Tennessee.

(k) Effective June 1998, the lease for this Property was terminated, resulting in the reclassification of the building portion of the lease as an operating lease. The building was recorded at net book value as of June 11, 1998 and depreciated over its remaining estimated life of approximately 26 years.

(l) For financial reporting purposes the undepreciated cost of the Property in Celina, Ohio, was written down to net realizable value due to an anticipated impairment in value. The Partnership recognized the impairment by recording an allowance for loss on building in the amount of $266,257 at December 31, 1998. The tenant of this Property experienced financial difficulties and ceased payments of rents under the terms of its lease agreement. The impairment at December 31, 1998 represents the difference between the Property's carrying value at December 31, 1998, and the estimated net realizable value of the Property. The cost of the Property presented on this schedule is the gross amount at which the Property was carried at December 31, 1998, excluding the allowance for loss on building.

(m)    Scheduled for completion in 1999.

(n) Property was not placed in service as of December 31, 1998; therefore, no depreciation was taken.

(o) During the year ended December 31, 1998, the Partnership received reimbursements from the developer upon final construction costs reconciliation. In connection therewith, the land and building values were adjusted down accordingly.